UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Penn Series
Funds, Inc.
■   2022 Semi-Annual Report
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I am very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it is a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.
Stocks experienced a historic decline during the first half of 2022 as investors came to the realization that the war in Ukraine would contribute to an already grim inflation picture. The damage from high inflation was not limited to the capital markets as consumers and businesses faced challenges from rising prices. In the face of record-high gas and food prices, the University of Michigan Consumer Sentiment Index fell to record-low territory. Low- and middle-income earners are disproportionately feeling the impact of high prices for necessities. Additionally, the red-hot housing market is beginning to cool in response to mortgage rates more than doubling since the start of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -20.89 percent during the six-month period ending June 30.
On a relative basis, large capitalization stocks provided higher returns than small and mid capitalization stocks during the six-month period. Small capitalization stocks, as measured by the Russell 2000 Index, returned -23.43 percent; mid capitalization stocks, as measured by the Russell Midcap Index, returned -21.57 percent; and large capitalization stocks, as measured by the Russell 1000 Index, returned -20.94 percent. From a style perspective, value stocks outperformed growth stocks in all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large capitalization value stocks, as measured by the Russell 1000 Value Index, returned -12.86 percent while large capitalization growth stocks, as measured by the Russell 1000 Growth Index, returned -28.07 percent. Much of the relative outperformance within value stocks can be attributed to the strong performance of the energy sector.
International markets, similar to domestic, suffered throughout the first half of the year. In addition to the continued impact of the Russia-Ukraine war and rising inflation, global stock markets also faced headwinds from the combination of tightening from many central banks and the latest round of COVID-19 lockdowns in China. As a result, during the first six months of the year, emerging markets stocks posted a -17.63 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned -19.57 percent, as measured by the MSCI EAFE Index.
Investment-grade fixed-income securities outperformed high-yield bonds during the six-month period. Investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Index, returned -10.35 percent and the Credit Suisse High Yield Bond Index returned -13.42 percent. Interest rates rose sharply in the United States and abroad, with ultra-low and negative bond yields to start the year offering little cushion against the steep price declines in the bond market. The outlook for Federal Reserve (Fed) monetary policy rapidly adjusted to the inflationary environment, with yields at the front end of the curve increasing by more than 200 basis points (bps) since the start of the year. The Fed moved more aggressively with each successive interest rate hike — 25 bps in March, 50 bps in May and 75 bps in June. Fed Chair Jerome Powell has promised to make inflation the Fed’s top priority after acknowledging that monetary policy was behind the curve on it. The 10-year Treasury note closed June at 3.02 percent, up 151 bps during the six-month period.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.
Sincerely,
Keith G. Huckerby
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned -3.96% for the six-month period ending June 30, 2022, compared to the -3.11% return for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, for the same period.
The bond market experienced its steepest decline on record during the first half of the year as inflation measures reached the highest levels in four decades. The Federal Reserve (Fed) followed through on its commitment to fight inflation with more aggressive tightening − hiking rates by a total of 150 basis points (bps) beginning in March. The 2-year Treasury note yield increased by 223 bps during the period, closing June at 2.96%.
As recession fears started to grip markets and inflation continued to run stubbornly high, consumer sentiment fell sharply despite ongoing strength in the labor markets. Credit spreads widened in response to tightening liquidity conditions and growing concerns of a Fed policy mistake. Investment-grade corporate bonds underperformed duration-matched Treasuries by 335 bps year-to-date and the high-yield corporate market registered a loss of more than 14%.
We are maintaining our overweight to short duration spread sectors while opportunistically increasing duration to take advantage of the significant back up in interest rates year-to-date. Fund sector overweights include high-quality collateralized loan obligations, mortgage-backed securities and investment-grade corporate bonds.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Corporate Bonds	38.7%
Asset Backed Securities	31.1%
Residential Mortgage Backed Securities	17.2%
Commercial Mortgage Backed Securities	13.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned -10.90% for the six-month period ending June 30, 2022, compared to -10.35% for its benchmark, the Bloomberg U.S. Aggregate Bond Index for the same time period.
Financial markets struggled during the first half of the year as investors came to the realization that the war in Ukraine would likely make the grim inflation picture even worse. Interest rates rose sharply in the United States with historically low interest rates to begin the year offering little cushion against the steep price declines. Performance for the Bloomberg U.S. Aggregate Bond Index declined by more than 10% during the first half of the year – on pace for the worst yearly results since its inception in 1976.
The Federal Reserve (Fed) followed through on its commitment to rein in high inflation with more aggressive monetary tightening – hiking rates by 25 basis points (bps) in March, 50 bps in May and 75 bps in June. Economic growth fears started to surface as the year progressed as investors worried the Fed would not be able to slow inflation without causing a recession. Despite labor market conditions remaining historically tight, consumer sentiment moved to the lowest level since the 2008/2009 financial crisis.
We will continue to manage interest rate credit risk opportunistically as markets adjust to the dual threat of persistent high inflation and weakening economic conditions. Fund overweight positioning includes multi-family commercial mortgage-backed securities, investment-grade corporate bonds and high-quality collateralized loan obligations.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Corporate Bonds	40.5%
Commercial Mortgage Backed Securities	19.5%
Asset Backed Securities	19.1%
Residential Mortgage Backed Securities	15.8%
U.S. Treasury Obligations	2.8%
Preferred Stocks	1.2%
Municipal Bonds	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned -9.74% for the six-month period ending June 30, 2022, compared to -13.42% return for its benchmark, the CSFB High Yield Bond Index for the same time period.
Credit spreads and risk markets sold off during the first half of 2022 in response to materially higher inflation levels, the COVID-19 lockdowns in China and the pace of Federal Reserve interest rate hikes and balance sheet reduction. Interest rate volatility continued to plague the market as 2-year Treasuries rose over 200 basis points and the curve flattened. The rapid rise in rates started to fuel growth concerns during the second quarter and the probability of recession increased. As a result, lower-quality credit started to underperform, reversing the trend from the first quarter that saw more duration-sensitive credit lag. The high-yield market generated a total return of approximately -13.5%, resulting in the first half of the year being among the worst starts of the year for the asset class. The energy subsector remained a relative outperformer as oil and natural gas prices reached new highs, although weaker sentiment emerged as we closed the second quarter in response to demand concerns. Despite the rapidly changing macroeconomic environment and negative risk sentiment, high yield credit spreads remained below typical recessionary levels.
The Fund came into the year positioned with a materially shorter duration and spread duration than the benchmark, which continued to contribute to its outperformance. During the latter part of the first quarter, as growth concerns emerged, the Fund began to reduce its lower-quality CCC risk. Additionally, the Fund reduced risk in certain sectors that were more likely to be impacted by inflation and persistent supply chain issues, such as autos and retail. The Fund remains modestly overweight the energy sector with a concentration in natural gas exploration and production companies and high-quality midstream credit.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
BB/B Rated	35.2%
BBB/BB Rated & Above	25.2%
BB Rated	14.2%
B Rated	11.3%
B/CCC Rated	6.5%
Not Rated	5.2%
CCC and Below	0.6%
Loan Agreements	1.8%
Equity Securities	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned -14.42% for the six-month period ending June 30, 2022, compared to the -19.96% return of its benchmark, the S&P 500 Index for the same time period.
The Portfolio posted a negative return for the six-month period, although it outperformed its all-equity S&P 500 Index benchmark. The Portfolio also outperformed its Morningstar and Lipper peers. The Portfolio’s equity holdings turned in a negative return during the period but outpaced their S&P 500 Index benchmark. The Portfolio’s fixed income securities posted a negative return but strongly outperformed their benchmark, the Bloomberg U.S. Aggregate Bond Index.
U.S. equities declined considerably in the first half of 2022, with the S&P 500 Index posting its worst first half of a calendar year since 1970. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Federal Reserve (Fed) interest rate increases starting in mid-March. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.
Our overall effective equity weight decreased during the period. Our overall fixed income weight increased compared with the beginning of the year. Our largest exposure remains in bank loans, which we think at current levels offer attractive risk-adjusted return profiles.
Within equities, the information technology sector drove relative outperformance due to stock selection and an underweight position. Shares of Microsoft traded lower but outpaced sector peers amid the pronounced sell-off in growth-oriented mega-cap names. The company reported substantial revenue growth driven by strength in its Azure cloud computing service and bullish forward guidance. The consumer discretionary sector also aided relative returns, due to stock selection. Shares of Yum! Brands (parent company of Taco Bell, KFC, and Pizza Hut) declined but outperformed sector peers. Despite some pressure on international sales due to COVID-related lockdowns in China and suspended operations in Russia, the company posted strong same-store sales in other regions, as well as better-than-expected new unit growth. The utilities sector contributed to relative results, owing to an overweight allocation and favorable stock selection. The energy sector detracted from relative performance due to an underweight position. Energy was the only sector to post a positive return over the period, far outpacing all other areas of the market. Oil and gas prices climbed to multiyear highs amid significant supply concerns as many countries issued sanctions targeting Russia, a major energy exporter. Industrials and business services weighed on relative results, due to stock selection. GE is an industrial conglomerate in the midst of a reorganization that will result in three separate, more streamlined public companies. Supply chain disruptions and inflation have been a notable drag on GE’s revenue. This impact has been exacerbated by the long-term nature of the company’s service contracts, as prices in longer-standing agreements have not reflected the sharp increase in input costs such as materials and labor.
The first half of this year has been marked by pronounced volatility and heightened economic uncertainty. Elevated inflation emerged as a substantial headwind for consumers and corporations alike during the first quarter, only to be eclipsed by fears of a recession that have risen in response to the aggressive pace of tightening pursued by the Fed. In periods of uncertainty such as this, we believe markets are at their most inefficient, as participants narrow their time horizon and lose focus on corporate fundamentals. The broad downturn in markets has created pockets of value where we have focused on identifying high-quality businesses that we believe have been oversold due to macroeconomic concerns.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Technology	22.4%
Consumer, Non-cyclical	22.2%
Financial	13.3%
Industrial	12.5%
Consumer, Cyclical	9.3%
Communications	8.8%
Government	8.3%
Utilities	2.1%
Energy	0.5%
Basic Materials	0.3%
Asset Backed Securities	0.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned -16.50% for the six-months period ending June 30, 2022, compared to its benchmarks, the S&P 500 Index’s return of -19.96% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed inline with its broad equity benchmark, the S&P 500 Index, for the six-month period. The Fund’s fixed income allocation underperformed the Bloomberg U.S. Aggregate Bond Index for the same period, driven by the Fund’s positioning for tighter credit spreads.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned -36.23% for the six-month period ending June 30, 2022, compared to the -28.07% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Relative underperformance was driven by weak security selection and sector allocation. The leading detractors were the consumer discretionary, communication services, and information technology sectors, while health care and materials contributed.
Major U.S. stock indexes declined considerably in the first half of 2022; it was the worst first half of a calendar year for the S&P 500 Index since 1970. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices, and Federal Reserve interest rate increases starting in mid-March. Investors were also concerned about inflation’s impact on consumer spending and corporate profits, particularly as some high-profile companies and major retailers disappointed with their financial results or projections.
The consumer discretionary sector was the largest detractor from relative returns, driven by unfavorable stock choices. Shares of Rivian came under pressure as the early-stage electric vehicle maker was penalized for various items, including a small production target miss in 2021, the departure of its COO, an inflation-driven price increase, and lowered 2022 delivery guidance due to supply chain issues.
Unfavorable stock selection and an overweight allocation in the communication services sector also hindered relative results. Shares of Sea Ltd. traded lower in response to disappointing guidance around the gaming business, which has been impacted by a COVID-off environment and India’s prohibition on the company’s most popular title due to Chinese investment. The information technology sector further detracted from relative performance, owing to weak security selection.
On the contrary, the health care sector was the leading contributor, due to favorable stock selection. Shares of United Health Group held up relatively well, due in part to better-than-expected cost trends as utilization returns to normal, stronger-than-expected onboarding of value-based care patients within Optum, and innate defensive characteristics that provided additional support. A lack of exposure to the materials sector also aided relative returns.
Heading into the second half of 2022, higher inflation and rising interest rates remain the most serious threats to global financial markets. Russia’s invasion of Ukraine has added fuel to the fire of those risks by pushing food and energy prices sharply higher and further disrupting global supply chains. This inflationary “shock on shock” has put more pressure on the Federal Reserve and other major central banks to tighten monetary policy while making it more difficult for them to tame inflation without choking off economic growth. Beyond the cyclical risks, investors need to consider that global markets may have reached a structural inflection point: an end to the era of ample liquidity, low inflation, and low interest rates that followed the 2008/2009 global financial crisis. However, this new paradigm also could offer potential opportunities for active portfolio managers with the skills and research capabilities needed to seek them out.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Technology	38.4%
Communications	26.8%
Consumer, Non-cyclical	14.6%
Consumer, Cyclical	10.8%
Financial	5.0%
Industrial	4.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned -20.10% for the six-month period ending June 30, 2022, compared to the -28.07% return for its benchmark, the Russell 1000 Growth Index for the same time period.
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and soaring global energy prices. Taken together, these factors have contributed to significant upticks in market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Federal Reserve was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that a few supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and loosening coronavirus restrictions were supportive factors for the macroeconomic backdrop.
Stock selection in the information technology, communication services and consumer discretionary sectors contributed to performance relative to the Russell 1000 Growth Index during the reporting period. Within the information technology sector, avoiding poor-performing computer graphics processor maker NVIDIA aided relative results. Within the communication services sector, not owning both social networking service provider Meta Platforms and internet TV shows and movie subscription services provider Netflix contributed to relative returns. The Fund’s overweight position in shares of video game maker Electronic Arts also contributed to relative performance. Within the consumer discretionary sector, not owning internet retailer Amazon.com and holdings of dollar store operator Dollarama (Canada) strengthened relative results. Elsewhere, the Fund's overweight positions in global consumer products company Colgate-Palmolive Company, household, personal care, and specialty products manufacturer Church & Dwight and risk management and human capital consulting services provider Aon positively impacted relative results. The Fund’s holding of medical technology company Becton, Dickinson and Co. further bolstered relative returns.
Security selection in the industrials sector was a primary detractor from relative performance. Here, not owning strong-performing defense contractor Lockheed Martin held back relative results. Elsewhere, not owning pharmaceutical company Abbvie, pharmaceutical company Eli Lilly, beverage manufacturer The Coca-Cola Company, health insurance and medicare/medicaid provider UnitedHealth Group, biotechnology firm Amgen and wholesale retailer Costco Wholesale weakened relative performance. An underweight position in shares of computer and personal electronics maker Apple also held back relative returns. The Fund’s overweight holdings of IT servicing firm Accenture and apparel retailer Ross Stores further weighed on relative results.
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Technology	31.5%
Consumer, Non-cyclical	25.3%
Financial	11.8%
Communications	11.2%
Consumer, Cyclical	9.2%
Industrial	8.7%
Basic Materials	1.2%
Utilities	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned -52.23% for the six-month period ending June 30, 2022, compared to the -28.07% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.
The long-term investment horizon and conviction weighted, highly active investment approach embraced by Counterpoint Global can result in periods of performance deviation from the benchmark and peers. The Portfolio underperformed the Russell 1000 Growth Index this period primarily due to unfavorable stock selection; sector allocations also detracted minimally.
Large-cap growth equities, as measured by the Russell 1000 Growth Index, declined sharply over the period. All sectors except energy had negative performance over the period, with communication services and consumer discretionary posting the greatest declines in the Index. Energy and consumer staples were the largest relative outperformers in the Index. Against this backdrop, Counterpoint Global continued to focus on stock selection and the long-term outlook for companies owned in the Portfolio.
Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic resulted in overall greater market volatility and a continued sell-off in high growth equities. We believe this sell-off, which began in the fourth quarter of 2021, remains driven by primarily non-fundamental factors. Fundamentals across portfolio holdings have largely remained healthy and inline with our expectations. Despite market volatility, we continue to find many high quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets, and multiple competitive advantages. We believe today’s market offers an attractive opportunity to buy unique companies with strong fundamentals that can be long-term winners over the next three to five years. While we have opportunistically added to some positions and initiated new ones, overall we have made few changes as we remain confident in the long-term prospects for the businesses we own.
Information technology was the top detractor in the Portfolio this period, due to mixed stock selection. The Portfolio’s stock selection in and sector allocations to most other sectors detracted as well. The communications services and consumer discretionary sectors were the second and third largest detractors from relative results due to unfavorable stock selection. While an average overweight in health care and an average underweight in consumer discretionary were positive contributors to relative performance, it was offset by the negative impact of stock selection in the sectors. The materials and utilities sectors, which the Fund did not have exposure to, had a negligible impact on relative performance.
Counterpoint Global looks to own a portfolio of unique companies with diverse business drivers, strong competitive advantages and positioning, and healthy secular growth prospects whose market value we believe can increase significantly over the long-term for underlying fundamental reasons, independent of the macro or market environment. We find these companies through fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.
Counterpoint Global believes having a market outlook can be an anchor. We focus on assessing company prospects over a five-year investment horizon. Current portfolio positioning reflects what we believe are the best long-term investment opportunities.
Penn Mutual Asset Management, LLC
Investment Adviser
Morgan Stanley Investment Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Technology	47.5%
Communications	36.3%
Consumer, Non-cyclical	15.5%
Financial	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned -12.25% for the six-month period ending June 30, 2022, compared to the -12.86% return for its benchmark, the Russell 1000 Value Index for the same time period.
U.S. stocks declined during the six-month period ended June 30, 2022. Equity markets experienced an uptick in volatility early in the period as the U.S. Federal Reserve (Fed) took a hawkish pivot and heightened expectations for an accelerated rate liftoff, and balance sheet reduction triggered periods of sharp volatility. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the period, including a 0.75% increase in June—its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.
For the six-month period, the Portfolio declined in absolute terms but outperformed its benchmark, the Russell 1000 Value Index. Stock selection within materials and industrials contributed to relative outperformance. An overweight to the consumer-discretionary sector and an underweight to energy detracted.
Elevance Health (formerly Anthem) contributed to relative performance, delivering better-than-expected first-quarter sales, earnings and medical loss ratio. Phillip Morris International contributed to relative performance. The stock performed well in the risk-off environment of the second quarter, owing to its defensive business model, high profitability and low fundamental risk. Amgen contributed to relative performance as the stock outperformed on the back of lower fundamental business volatility, and we remain positive given its competitive position, strong balance sheet and high free-cash-flow yield.
D.R. Horton detracted from relative performance as the stock underperformed amid concerns that rising interest rates may slow growth for home builders. We are maintaining our position, as we believe housing demand continues to be robust and the company’s strong pricing power should allow it to effectively navigate higher input costs. Target detracted from relative performance. While the broader consumer-discretionary sector continued to underperform due to higher costs, Target has had to cope with high inventory issues forcing the company to sell products at considerable discounts. Robert Half International detracted from relative performance. Demand for the company’s staffing services has waned as employers anticipate slower job growth in the face of mounting recession fears.
Estimates for U.S. economic growth have begun to come down from more optimistic expectations at the start of the year, and recession seems to be the base case for most investors over the near to medium term. Rather than forecast overall economic activity, we remain focused on corporate health and earnings power on a stock-by-stock basis under a variety of possible economic scenarios. That said, we are surprised that earnings expectations for many large-cap indices have barely moved despite the negative prevailing sentiment and price action. Aggressive downward revisions for some companies, such as retailers, for example, have coincided with poor reports and guidance. As we enter the second-quarter earnings season, companies that are struggling to navigate an increasingly challenging operating environment will likely confess. We expect that volatility will remain elevated given the ongoing uncertainties. We believe that the Portfolio’s holdings have attractive fundamentals that are consistent with our philosophy: high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Consumer, Non-cyclical	27.0%
Financial	23.8%
Industrial	17.4%
Consumer, Cyclical	14.0%
Communications	6.7%
Energy	5.2%
Technology	3.2%
Basic Materials	1.7%
Utilities	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned -9.19% for the six-month period ending June 30, 2022, compared to the -12.86% return for its benchmark, the Russell 1000 Value Index for the same time period.
In the first quarter of 2022, stock investors endured the ongoing consequences of one black swan event—the COVID-19 pandemic—and the fresh consequences of another: Vladimir Putin’s unprovoked invasion of Ukraine. By the market’s close on March 31, 2022—just three months after the S&P 500 Index had posted its 70th new all-time high for 2021—the S&P 500 had declined 4.60% in the first quarter of the new year, while the Dow Jones industrial average lost 4.10% and the Nasdaq composite sank 8.95%.
As the first half of the year progressed, and inflation fears weighed on markets, the Federal Reserve increasingly deployed its most powerful inflation-fighting tool, interest-rate hikes, to try to bring the U.S. economy in for a soft landing. But as global inflation raged on and central banks around the world raised interest rates, investor expectations during the quarter appeared to shift from hope for a soft landing to widespread expectations for the hard landing of a global recession. Reflecting that outlook, major U.S. and global equity indexes delivered double-digit losses during the quarter, and the S&P 500 Index posted its worst first-half performance since 1970.
The Fund outperformed the Russell 1000 Value Index for the six-month period ended June 30, 2022. Outperformance was attributable primarily to positive stock selection, while overall sector allocation also contributed to relative returns.
Stock selection within the financials sector was the largest contributor to results. Stock selection within industrials, information technology, health care and materials also contributed to overall outperformance. From an allocation standpoint, the Fund’s positioning within the energy sector was beneficial, as was the Fund’s underweight to the consumer discretionary sector. Top individual positions contributing to overall performance included energy names EOG Resources and ConocoPhillips, while industrial military shipbuilder Huntington Ingalls Industries also meaningfully aided results. Major pharmaceutical companies AbbVie, Inc. and Bristol-Myers Squibb were additive as well.
Stock selection was a detractor in just three sectors during the period, specifically within communication services, real estate and energy. Overweights to communication services and industrials were also slight detractors from overall results. Top individual positions detracting from results included computer memory and storage product manufacturer Micron Technology, Inc., Johnson Controls International, which produces building safety systems, and The Walt Disney Company. Index positions not held in the Fund, including ExxonMobil and Merck & Co. also dampened relative results.
As we entered 2022, we noted that the U.S. macroeconomic backdrop was tilted in favor of value equities, broadly, and the second quarter continued the trend of the Russell 1000 Value Index materially outperforming Russell 1000 Growth—by nearly 9% on a total return basis. We have noted previously that history suggests these value-outperformance cycles can persist for many years, albeit not always in a straight line.
While the Russell 1000 Value Index managed to remain virtually flat in the first quarter, increasing growth concerns around lockdowns in China and monetary policy in the U.S. began to weigh on the Index in the second quarter. Predictably, sectors perceived as traditionally defensive (e.g., consumer staples, health care and telecom/utilities) were down only modestly. Conversely, more cyclical sectors such as basic materials, consumer discretionary and industrials declined three times as much as defensives (energy was a notable exception). Significant “bad news” is beginning to be priced into this latter group, and second-quarter earnings reports may serve to reset market expectations. As always, we will remain vigilant for opportunities to put shareholder capital to work if and when attractive risk/reward situations present themselves.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Consumer, Non-cyclical	26.1%
Financial	23.2%
Industrial	11.2%
Communications	9.5%
Consumer, Cyclical	8.0%
Energy	7.1%
Utilities	7.0%
Technology	6.3%
Basic Materials	1.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned -20.03% for the six-month period ending June 30, 2022, compared to the -19.96% return for its benchmark, the S&P 500 Index for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which correspond to that of the S&P 500 Index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. As-of flows contributed to the difference between the Fund’s performance and that of the Index.
In the U.S., concerns over the Russia-Ukraine War and tighter monetary policy negatively affected equity markets during the first quarter of 2022. The U.S. consumer sentiment was impacted due to higher prices, as inflation rose to 7.9%, reaching a 40-year high. The Federal Reserve (Fed) announced its first rate hike since 2018, raising the target rate by 0.25%, and clarified that further increases would be appropriate. On the positive side, the U.S. labor market remained robust, with the February jobs report coming in much better than expected and wage growth increasing by 5.1% year-over-year. Total nonfarm payrolls surpassed consensus forecasts, and the unemployment rate dropped to 3.8%, despite the labor force participation rate moving up to 62.3%. Earnings growth for U.S. companies stood at 30% year-over-year, beating expectations. The S&P 500 Index declined by 4.60% during the quarter.
During the second quarter of 2022, consumer sentiment dropped sharply despite lower levels of unemployment and stronger wage growth over the quarter. The Fed indicated its commitment toward bringing inflation under control by raising interest rates further. However, as an aftereffect, unemployment rates were also likely to rise, which was an area of concern for market participants. Signs of higher interest rates weighing on economic activity could be observed from 40% higher house prices compared with the start of 2020. Economic data also confirmed a decline in the number of home sales. The S&P 500 Index declined by 16.10% during the quarter.
The Fund used S&P 500 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Eli Lilly and Company, Exxon Mobil Corporation, and Merck & Co., Inc. The top negative contributors to the Fund’s performance during the reporting period were Amazon.com, Inc., Microsoft Corporation, and Apple Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Technology	23.2%
Consumer, Non-cyclical	22.5%
Financial	15.0%
Communications	12.8%
Consumer, Cyclical	9.1%
Industrial	7.7%
Energy	4.5%
Utilities	3.1%
Basic Materials	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned -32.99% for the six-month period ending June 30, 2022, compared to the -31.00% return for its benchmark, the Russell Midcap Growth Index for the same time period.
All sectors in the Index posted negative absolute returns for the semiannual period except for energy, and while the portfolio had no exposure to energy, we experienced positive absolute returns from the consumer staples sector. Sector overweight and underweight allocations were overall detractors to the Fund’s relative performance against the benchmark, as was stock selection for the semiannual period.
During the six-month period, the biggest detractor to relative performance where we had exposure came from information technology, followed by industrials, materials, and financials. No exposure to real estate was slightly additive to relative performance, which was offset by the slight detraction in relative performance from holding no utilities. The most significant underperformance relative to the benchmark came from our lack of exposure to the energy sector. Though a small weighting in the index at 2.66%, the energy sector delivered positive absolute returns of more than 31% for the semiannual period. Cash, while at the lower end of our normal range in the portfolio, was additive to relative performance in an overall down market.
Consumer discretionary was the strongest sector contributor to relative performance where we had exposure. A slight overweight to this sector detracted minimally while stock selection proved to be strong relative to the benchmark’s return. Other sector contributors in the semiannual period were communication services, consumer staples, and healthcare.
As growth managers, we continue to look for opportunities to invest in companies that we believe have sound capital structures and the ability to grow throughout business and economic cycles, not because of the cycle. These business models have a product or service that appears durable to us, coupled with capital structures and management teams that allows them to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we think have the potential to continue growing, regardless of the economic cycle. Stock picking is always key to our process and performance, but it will be paramount in this environment as we seek to manage valuation risk in the Fund’s portfolio, while investing in durable, secular growth companies.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Consumer, Non-cyclical	27.8%
Technology	25.2%
Consumer, Cyclical	19.1%
Industrial	17.8%
Communications	6.1%
Financial	4.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned -12.22% for the six-month period ending June 30, 2022, compared to the -16.23% return for its benchmark, the Russell Midcap Value Index for the same time period.
Stocks delivered negative returns as inflation concerns, geopolitical uncertainty and the prospect of more hawkish Federal Reserve (Fed) policy overshadowed positive earnings news, healthy job growth and reduced COVID-19 rates. The Fed responded to rising inflation by raising interest rates by 150 basis points over the period, starting in March. The Fed also signaled it may continue this aggressive pace of monetary tightening in the second half of the year. By the end of the second quarter, there were signs that higher gasoline prices and rising inflation were starting to slow the broader economy, especially the housing and consumer spending markets. Investors scaled back their expectations for economic growth and corporate earnings, as recession fears weighed on stock performance.
Stock selection in industrials, financials and healthcare contributed to relative performance, while selection in information technology, an underweight in utilities and an overweight in energy detracted.
Despite a challenging market environment through the period, we were pleased to see the Portfolio provide relative downside preservation for investors, aided by our disciplined stock selection. This was due in part to avoidance of lower-quality, high-valuation or unprofitable companies that were especially impacted by the market sell-off. The Portfolio’s holdings have stronger balance sheets relative to holdings in the benchmark, and we believe this attribute likely will be even more important going forward. We were pleased to see many of our disciplined value investments rewarded for their higher quality and strong fundamentals.
Relative performance benefited from stock selection in industrials, especially among our defense-related names. Government military spending tends to be less affected by economic cycles, and it has ramped up recently with increased geopolitical uncertainty. These trends benefited BWX Technologies, which supplies nuclear components and fuel to the U.S. Navy, and ManTech, a cybersecurity contractor that accepted a buyout offer from a private equity company toward period end.
In financials, our focus remained on soundly capitalized, well-managed companies with strong competitive positioning. Stock selection in both banks and insurance was favorable, with insurance holdings in particular benefiting from the defensive nature of the business and a favorable pricing environment in the second half of the period.
In information technology, the Portfolio’s overweight exposure to semiconductor companies hindered relative performance, due to signs that chip demand may be slowing along with the global economy. A clouded outlook for semiconductor-related capital spending hurt stock performance for MKS Instruments, which makes instrumentation tools used in chip production.
Consumer discretionary was one of the weakest-performing sectors in the Index, due to higher interest rates, increasing inflation, soaring gasoline and food prices and negative real wage growth dampening consumer spending. This broad-based decline in consumer discretionary stocks pressured holdings such as HanesBrands, a maker of sportswear and casual apparel. Our concerns regarding the impact of inflation on consumer spending led us to maintain our sector underweight over the period.
Portfolio positioning relative to the benchmark changed significantly in late June following an Index rebalancing. The Portfolio ended the six-month period overweight in communication services, healthcare and industrials. It was underweight utilities, real estate, consumer discretionary and financials.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Financial	24.8%
Industrial	18.4%
Consumer, Non-cyclical	16.8%
Consumer, Cyclical	11.8%
Technology	9.0%
Energy	6.1%
Utilities	6.0%
Communications	3.7%
Basic Materials	3.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned -8.07% for the six-month period ending June 30, 2022, compared to the -16.23% return for its benchmark, the Russell Midcap Value Index for the same time period.
Broad U.S. equity markets were pressured by Russia-Ukraine tensions and fears that higher interest rates and persistently high inflation may derail economic expansion. Security selection and an underweight in the information technology sector positively impacted relative performance. Lack of exposure to several of the benchmark’s names in the semiconductors and semiconductor equipment industry was beneficial, as those stocks were pressured by fears that semiconductor sales may slow. Additionally, some of the Portfolio’s holdings in the IT services and software industries outperformed. Security selection in the industrials sector contributed to relative performance, particularly in the aerospace and defense industry. BAE Systems, a U.K.-based defense company, was a notable individual contributor. Like many other defense companies, BAE’s shares jumped after Russia’s invasion of Ukraine. BAE also announced solid full-year results and stated that it expects sales to grow in 2022 as countries place a sharper focus on security. Our underweight in the energy sector weighed on returns. We did not own several of the benchmark’s energy names that outperformed as commodity prices moved higher.
Key contributors included ConocoPhillips, Devon Energy and Reinsurance Group of America. Shares of ConocoPhillips, an oil and gas exploration and production company, outperformed due to a continued rise in commodity prices amid a fundamentally tight market and geopolitical tensions. Devon Energy, an exploration and production company, benefited from higher oil prices. Investors also rewarded the stock for its capital allocation framework, which has included providing solid returns to shareholders. Reinsurance Group of America, a global life and health reinsurance company, reported better-than-expected earnings with strong core business performance. It also reported better-than-expected COVID-19-related losses.
Key detractors included Occidental Petroleum, T. Rowe Price Group and Marathon Petroleum. Lack of exposure to energy stock Occidental Petroleum detracted from performance. Occidental’s shares benefited from a constructive market environment for the energy sector. Shares of asset manager T. Rowe Price Group underperformed. The decline in equity markets and net outflows reduced earnings expectations for the company and led to a lower valuation. Lack of exposure to energy company Marathon Petroleum negatively impacted results. Marathon’s shares outperformed as commodity prices moved higher.
The Portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged. We believe long-term demographic trends support demand for companies in the health care sector. Through our bottom-up process, we are finding companies that we believe are higher quality with attractive risk/reward profiles, particularly in the health care providers and services industry. The Portfolio remains overweight in the consumer staples sector. We’re finding opportunities among companies that make the products consumers depend on every day, regardless of economic conditions or their personal financial situations. Historically, many consumer staples companies have traded at a premium, but our analysis has led us to select companies in the sector that we believe are trading at a discount to their intrinsic value. We believe many real estate equities are overvalued. Furthermore, in our view, COVID-19 has elevated the risks in commercial real estate, and rising interest rates tend to decrease the value of properties and increase borrowing costs. While we are underweight the information technology sector, largely due to stretched valuations, we have found select stocks that meet our investment criteria.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Financial	29.4%
Consumer, Non-cyclical	21.7%
Industrial	14.3%
Consumer, Cyclical	13.5%
Utilities	7.6%
Energy	5.1%
Technology	3.3%
Communications	2.8%
Basic Materials	2.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned -33.35% for the six-month period ending June 30, 2022, compared to the -29.45% return for its benchmark, the Russell 2500 Growth Index for the same time period.
Stock selection in the information technology and consumer staples sectors detracted from results, whereas our holdings in the consumer discretionary sector and an overweight to industrials contributed to performance.
In the first quarter of the year, building materials manufacturer AZEK Company, Inc. detracted from returns. The stock was down early in the year upon announcement of their acquisition of aluminum pergola and cabana manufacturer, StruXure, along with generally negative market sentiment among homebuilders. Despite a solid fourth quarter earnings print later in the quarter, the stock stayed lower through the end of the period. We expect sales to grow both organically and as a result of the recent StruXure transaction. Further, we believe inflation headwinds are abating and the AZEK Company should see margin expansion in the second half of 2022. Industrial gas, energy, and biomedical equipment manufacturer Chart Industries, Inc. was a top contributor to portfolio returns in the first quarter. The stock was up on its fourth quarter 2021 earnings announcement, which revealed a beat on the top line with continued broad-based demand and orders and backlog growth. Despite some margin pressure, we continue to like Chart Industries, as it should be a beneficiary of the structural shift to hydrogen resulting from the energy transition and the cyclical recovery in liquefied natural gas.
During the second quarter of the year, insulin pump company, Tandem Diabetes Care, Inc. was a top detractor from returns. The stock was down on the company’s earnings report, in which, the company missed earnings expectations despite a solid beat on the top line. In spite of recent weakness, we continue to like the company and expect to see share gains later this year as a result of manufacturing difficulties for key competitor, Medtronic. Furthermore, execution continues to be solid, and with an expanding sales forces we see a clear path to acceleration in the next few quarters. On the upside, specialty chemical company, Ashland Global Holdings, Inc. was a top contributor to returns during the second quarter. The stock was up on a better-than-expected first quarter earnings. Ashland Global Holdings also raised its quarterly dividend in May, giving the stock another boost. We maintain conviction in the company as they continue to exercise pricing power in light of inflationary pressure, and we expect to see multiple expansion as the market begins to appreciate the company’s multi-year growth path.
With the backdrop of recent volatility and more uncertainty ahead, we remain optimistic in the overall strength of the economy, yet vigilant as we navigate turbulence into the third quarter. The Federal Reserve’s hawkish pivot, the commodities price shock, and China’s growth slowdown will be key themes as they translate to earnings in the second half of the year. Reduced spending, along with inflation, could result in lower growth and would be the biggest risks for valuation and sentiment. Moreover, applications for unemployment benefits have been slowly rising, which illustrates how companies are being more cautious hiring amid higher costs and slowing demand. Despite uncertainty, we will stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate the heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing information, stay focused on the long-term investment horizon, and believe this fundamental approach will generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Consumer, Non-cyclical	25.4%
Technology	22.4%
Industrial	19.2%
Consumer, Cyclical	17.3%
Financial	4.3%
Basic Materials	4.1%
Energy	3.9%
Communications	2.6%
Utilities	0.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned -19.89% for the six-month period ending June 30, 2022, compared to the -16.66% return for its benchmark, the Russell 2500 Value Index for the same time period.
Equity markets experienced an uptick in volatility early in the period as the U.S. Federal Reserve (Fed) took a hawkish pivot and heightened expectations for an accelerated rate liftoff, and balance-sheet reduction triggered periods of sharp volatility.
For the six-month period, the Portfolio declined in absolute terms and underperformed its benchmark, the Russell 2500 Value Index. During the period, an underweight to energy detracted, while an underweight to healthcare contributed. Security selection in industrials detracted, while selection in healthcare contributed.
Data center infrastructure provider Vertiv detracted despite being able to raise its prices, as investors remain concerned about the pace of cost inflation. Tire manufacturer Goodyear detracted despite reporting 4Q21 and 1Q22 results that beat expectations. While the company has been able to offset cost increases with price initiatives, investors remain cautious about its ability to do so for the remainder of the year.
Coterra Energy, a domestic energy exploration and production company, contributed. Coterra benefited from the sharp increase in oil and natural gas prices that occurred after Russia’s invasion of Ukraine. HF Sinclair, an oil refiner and manufacturer of lubricants, contributed with strong earnings driven by a sharp increase in refining margins as a result of turmoil in energy markets.
Volatility dramatically increased in many financial markets in the second quarter of 2022. The quarter began with investors trying to understand the financial implications from Russia’s invasion of Ukraine and ended with them attempting to forecast Fed policy changes. In between, the markets were faced with escalating inflation and a Chinese economy that has been hobbled by the pandemic. As the quarter drew to a close, investors were faced with a wide range of outcomes about how these shocks will unfold. Oil prices are likely to see significant volatility while the Chinese economy may struggle to stay open. There are signs that inflation and supply-chain pressures may abate in the second half of 2022. Finally, the Fed runs the risk of policy error, which could lead to a recession or to sustained inflation. The broad selloff in stocks has created numerous opportunities to add new names or increase existing positions where we see attractive valuations and compelling catalysts. However, the heightened risk climate suggests prudence. Our approach to this conundrum remains a focus on stocks that combine attractive valuation and strong quality. In our view, these stocks are best positioned to navigate the uncertainty and produce the earnings and cash flow growth that investors seek. Their attractive multiples offer another way to win as investors recognize these earnings and revalue the companies accordingly.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Financial	27.6%
Industrial	21.6%
Consumer, Cyclical	15.4%
Consumer, Non-cyclical	14.6%
Technology	7.8%
Basic Materials	5.3%
Energy	3.7%
Utilities	2.9%
Communications	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned -26.40% for the six-month period ending June 30, 2022, compared to the -29.45% return for its benchmark, the Russell 2000 Growth Index for the same time period.
Stocks delivered negative returns as inflation concerns, geopolitical uncertainty and the prospect of more hawkish Federal Reserve (Fed) policy overshadowed positive earnings news, healthy job growth and reduced COVID-19 rates. The Fed responded to rising inflation by raising interest rates by 150 basis points over the period, starting in March. The Fed also signaled it may continue this aggressive pace of monetary tightening in the second half of the year. By the end of the second quarter, there were signs that higher gasoline prices and rising inflation were starting to slow the broader economy, especially the housing and consumer spending markets. Investors scaled back their expectations for economic growth and corporate earnings, as recession fears weighed on stock performance.
The Portfolio had a negative return but outperformed its benchmark, the Russell 2000 Growth Index, for the six-month period. Stock selection in information technology and health care aided relative performance. An underweight in energy and stock selection in industrials detracted.
The Fund’s highly selective approach helped it perform more defensively amid market volatility, as we avoided many of the more speculative stocks that were the biggest detractors within the Index. A renewed focus on fundamentals and profitability also benefited several of our disciplined growth investments. Longtime holding LPL Financial, a standout performer, provides a flexible platform that helps independent financial advisors serve their clients and manage their businesses. As more financial advisors have moved to an independent model, LPL Financial has gained market share and expanded its revenue. It has also benefited from higher interest rates through the interest income it earns on client cash balances.
Catalent, another contributor, provides outsourced contract manufacturing services to the life sciences industry. Due to its manufacturing expertise, supplier relationships and economies of scale, Catalent has been able to produce therapies more cost-effectively than biopharmaceutical companies could do on their own. Additionally, Catalent has had a hand in manufacturing most of the major COVID vaccines on the market today.
While vaccine demand may slow as the pandemic wanes, the company’s diverse client base means it is not dependent on any single product line. The company recently issued a robust outlook for its non-COVID-related businesses that helped to reassure investors about its long-term potential. We believe Catalent is well positioned for a less certain economic environment due to its stable recurring revenues and strong free cash flow.
Economic uncertainty pressured several of our consumer-related holdings, as surging gasoline prices and higher financing rates dampened discretionary spending. Detractors included Lovesac, an omnichannel retailer of modular furniture. The stock was a notable detractor even though the company’s earnings growth and guidance have remained strong. We held onto the stock as we continue to believe in Lovesac's innovative sales model, disciplined production approach and long-term market opportunity.
Kornit Digital, another laggard, sells eco-friendly digital printing solutions that enable retailers to rapidly produce T-shirts and other apparel. The company also benefits from recurring revenues through the sale of the ink used in its printers. However, this consumables business has slowed recently along with consumer apparel spending. As a result, Kornit Digital reduced guidance and the stock sold off. Despite near-term uncertainty for the company’s business, we continued to own the stock due to its strong competitive positioning and unique business model.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Consumer, Non-cyclical	33.1%
Technology	23.0%
Industrial	19.4%
Financial	8.8%
Consumer, Cyclical	5.5%
Communications	4.8%
Basic Materials	2.0%
Energy	1.9%
Diversified	0.8%
Utilities	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned -17.95% for the six-month period ending June 30, 2022, compared to the -17.31% return for its benchmark, the Russell 2000 Value Index for the same time period.
Stock selection in the industrials and information technology sectors detracted from results, whereas our investments in the health care and financials sectors contributed to performance.
During the first quarter of the year, Urban fashion apparel, accessories and home decor retailer Citi Trends, Inc. was a top detractor from returns. Coming off of a strong 2021, shares of Citi Trends declined as the company cycled through stimulus benefits and the macro backdrop weighed on the company. We exited our position in Citi Trends during the period and allocated the proceeds to what we felt were better risk-reward opportunities. Antero Resources Corp., an independent oil and gas company that engages in the development, production, exploration and acquisition of natural gas, was a top contributor to returns during the first quarter. Shares of the company were supported by an increase in commodity prices. The market also reacted positively to an earlier-than-expected share repurchasing program.
During the second quarter of the year, studio office real estate investment trust Hudson Pacific Properties, Inc. was a top detractor from returns. The stock was down after the company announced first quarter earnings with conservative guidance for the full year. The market also reacted negatively to Hudson Pacific Properties’ completion of their previously announced acquisition of Washington 1000, a fully entitled, state-of-the-art office development site in Seattle, for $85.6 million before closing adjustments. Despite recent weakness, we continue to like Hudson Pacific Properties as leasing volumes recover, mark-to-market remains intact, and the company aggressively repurchases stock. During the second quarter, our underweight to movie theatre chain and entertainment company AMC Entertainment Holdings, Inc. was rewarded. Being underweight the stock proved beneficial as its shares fell sharply. We initiated an underweight position in December 2021, being mindful of the potential risks we are taking relative to the Index. We exited our position when the stock was removed from the Index at the Russell rebalance in June.
With the backdrop of recent volatility and more uncertainty ahead, we remain optimistic in the overall strength of the economy, yet vigilant as we navigate turbulence into the third quarter. The Federal Reserve’s hawkish pivot, the commodities price shock, and China’s growth slowdown will be key themes as they translate to earnings in the second half of the year. Reduced spending, along with inflation, could result in lower growth and would be the biggest risks for valuation and sentiment. Moreover, applications for unemployment benefits have been slowly rising, which illustrates how companies are being more cautious hiring amid higher costs and slowing demand. Despite uncertainty, we will stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate the heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing information, stay focused on the long-term investment horizon, and believe this fundamental approach will generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Financial	37.4%
Consumer, Non-cyclical	17.2%
Consumer, Cyclical	11.6%
Industrial	11.0%
Energy	5.7%
Technology	5.7%
Utilities	4.8%
Communications	4.1%
Basic Materials	2.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned -23.71% for the six-month period ending June 30, 2022, compared to the -23.43% return for its benchmark, the Russell 2000 Index for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund’s negative performance in the first half of 2022 was driven mostly by geopolitics and inflationary fears. Performance in the first quarter was driven by concerns over the Russia-Ukraine War and tighter monetary policy as inflation increased. Negative performance continued in the second quarter on the back of negative consumer sentiment as concerns about inflation and a recession increased despite lower levels of unemployment and stronger wage growth.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Lantheus Holdings, Helmerich & Payne and Antero Resources Corp. The top negative contributors to the Fund’s performance during the reporting period were Synaptics, Crocs and AMC Entertainment Holdings.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Financial	24.3%
Consumer, Non-cyclical	23.9%
Industrial	13.0%
Consumer, Cyclical	11.2%
Technology	10.5%
Energy	5.7%
Communications	4.5%
Utilities	3.5%
Basic Materials	3.4%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned -19.81% for the six-month period ending June 30, 2022, compared to the -19.57% return for its benchmark, the MSCI EAFE Index for the same time period.
The investment objective of the Developed International Index Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund experienced negative performance over the six-month period. Persistent inflation pressure forced central banks to accelerate tightening, risking a hard landing. Incoming data from key developed markets pointed toward broad-based deceleration in economic activities. However, China’s rebound helped soften the pace of the global slowdown. Geopolitical risks remained elevated amid the ongoing Russia-Ukraine War and continued escalations between the U.S. and China over Taiwan.
The expectations for the path of interest rates hikes contributed to a decline in equity valuations, along with concerns about the growth outlook. Recession fears rose due to a consumer squeeze from higher prices and borrowing costs. Central banks remained in tightening mode with 54 rate-hiking actions globally in June – an all-time high. Unsurprisingly, the actions followed elevated inflation rates around the world. While the U.S. Federal Reserve committed to a 75 basis point hike in June, the European Central Bank (ECB) was expected to kick-off its rate hiking cycle with a 25 basis point hike. The Reserve Bank of Australia raised its cash target rate by 75 basis points to 1.35%. Recession probabilities were moving upward across the globe. These fears were more pronounced in the euro area with the common currency falling to a 20-year low against the U.S. dollar and Germany reporting its first deficit since 1991. Energy was the only positive performing sector for the period, while industrials, consumer discretionary and information technology were the worst performing sectors.
The Fund used MSCI EAFE Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were AstraZeneca PLC, Shell PLC and British American Tobacco p.l.c. The top negative contributors to the Fund’s performance during the reporting period were ASML Holding NV, Nestle S.A. and LVMH Moet Hennessy Louis Vuitton SE.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Japan	22.3%
United Kingdom	15.3%
Switzerland	11.1%
France	10.8%
Australia	7.7%
Germany	7.7%
Netherlands	4.5%
Hong Kong	3.3%
Sweden	3.2%
Denmark	2.8%
Spain	2.5%
Italy	1.9%
Singapore	1.4%
Finland	1.2%
Ireland	0.9%
Belgium	0.9%
Norway	0.8%
Israel	0.8%
Luxembourg	0.3%
New Zealand	0.2%
Austria	0.2%
Portugal	0.2%
Macao	0.0% [2]
Chile	0.0% [2]
Jordan	0.0% [2]
United Arab Emirates	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned -24.73% for the six-month period ending June 30, 2022, compared to the -18.42% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.
Stocks that helped absolute performance included L’Oreal. In our view, L’Oréal is a great long term secular growth story and a big part of that story is China. We believe China skin care sales have been especially strong for several years. The recent lockdown of large parts of the Chinese economy because of COVID has adversely impacted sales of all cosmetics companies, causing stock prices to decline and providing an attractive entry point to purchase the stock. Another stock that helped absolute performance included Hermes. The recent market pullback afforded opportunity to rebuild a position in the leading luxury goods brand with a controlled growth (price over volume) model, at a very compelling valuation and upside total shareholder return. Hermes is arguably the most valuable luxury brand in the world. This is partly due to the fact that the brand has long been tightly controlled by the founding family. Although the stock is not considered to be cheap, neither are the company's signature scarves and hand-bags. We believe this high-quality franchise is a highly secure store of value with the potential to compound at double-digit earnings growth rates for many years to come.
Stocks that hurt absolute performance included Halma, an international manufacturing group with more than 50 subsidiaries across the Process and Infrastructure Safety, Medical, and Environmental and Analysis industries. Halma’s products with structural growth are geared toward non-discretionary and ESG-related demand with high switching costs in areas such as water quality analysis, fire & gas detection, pipeline leakage sensors, and elevator safety sensors. Halma reported healthy organic revenue growth, meaningful new acquisitions, and margin expansion. However, the CEO for the past 18 years announced his retirement. We are confident that the business model strength should continue as day-to-day decisions remain at the management level of its subsidiaries and the former CFO takes over the larger capital allocation decisions of the business. Another stock that hurt absolute performance was HOYA. As a global medtech leader in areas including optical lenses, Hoya also has dominant positions in key components for semiconductor devices and hard disk drives. Hoya was weak despite a solid March quarter earnings report with revenue growth of 12% and pre-tax
+30%, ahead of consensus. We believe both electro ultra-violet demand, a segment in which Hoya has a virtual monopoly, and eye glass lenses are holding up well and that share weakness reflects general concern around technology spending slowing down in the face of a potential recession. Management is returns-focused, with an ROE target of 18%, which we believe they are currently exceeding. The company also announced a buyback of 1% of its share base.
International markets have been under pressure year-to-date. Fears of inflation becoming firmly entrenched in global economies with a potential looming recession, especially in the developed world, weighed on markets. The conflict in Ukraine fed energy supply concerns and inflation, accelerating expectations for interest rate increases in Europe, although Japan and China maintained their accommodative stances. In July 2020, the European Central Bank (ECB) raised rates for the first time since 2011 and ECB President Christine Lagarde hardened her stance on tackling inflation, leading markets to expect rates to rise above zero in September. European reliance on Russian natural gas prompted worries about shortages and the prospect of rationing throughout the winter months, particularly in Germany and Italy.
Inflation remained just above Japan’s 2% target, allowing the Bank of Japan to maintain a loose monetary policy. That accommodative stance versus other markets pushed the yen to a 24-year low against the dollar. Meanwhile, China’s “zero tolerance” COVID policy weighed on its economy. In June 2020, China eased some of its lockdown restrictions prompting a rally in Chinese equities and the government introduced a package of measures to stimulate growth.
Value stocks have outperformed, returning to their long-term historical average. Going forward, alpha is likely to come from earnings outperformance, and value stocks have lower earnings resilience.
There is one issue that matters to the market right now and that is how much and how fast Central Banks will raise interest rates. This is creating a lot of short-term volatility, giving bottom-up investors opportunity to invest in great business at attractive prices.
We believe the strategy is exposed to several quality companies that should benefit from the end of COVID restrictions in the payments industry and with the resumption of air travel to name a few.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Dominant global franchises listed outside the U.S. should benefit from recent dollar strength and act as a good source of diversification.
In China, we believe investments in politically sensitive sectors like education and financials are risky – we focus on companies with less regulatory risk and with the highest standards of corporate governance, specifically in the consumer space that should benefit as COVID restrictions ease.
We believe International equities complement domestic equities, giving investors access to some world-class businesses that are not available or at least not of the same quality in the U.S. market.
Visibility on the trajectory of the global economy is poor. Investing in quality companies helps minimize market turbulence. We feel quality companies have resilient demand with dominant brands and valuable products in areas of customer necessity and high substitution risk that should prove beneficial especially in a slowing growth environment.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
United Kingdom	19.9%
France	13.9%
Canada	13.5%
Switzerland	12.4%
Netherlands	8.1%
Japan	7.7%
United States	7.0%
Ireland	4.3%
India	3.8%
Luxembourg	2.4%
China	2.4%
Sweden	1.9%
Italy	1.7%
Hong Kong	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned -18.75% for the six-month period ending June 30, 2022, compared to the -17.63% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
Stocks that helped absolute performance included Budweiser Brewing Company (Bud) APAC, the leading premium brewer in China (75% of its business) and the largest in South Korea (25% of its business). Bud APAC’s shares gained on the loosening of COVID restrictions in China, while South Korea has generally been open. Overall, we believe the company should grow revenue in the high single-digits. With strong premium growth (with price/mix benefits) and a watchful eye on costs (including brewing global beers locally), EBITDA should grow low-mid teens. The company is net cash and cash generative. Another contributor, Eicher Motors, has been seeing a solid recovery as semi shortages are gradually resolved and the white-collar consumer in India is in relatively good shape. Demand is further boosted by the strength in new models, while export growth is coming through better than expected. Eicher Motors (aka the ‘Harley Davidson of India’) is the dominant player in 250cc+ premium motorcycles in India. It has all the features we look for in terms of distinct premium brand positioning, headroom for penetration growth in its home market and longer-term from exports, and high sustainable returns.
Stocks that hurt absolute performance included Taiwan Semiconductor Manufacturing Company (TSMC). Concerns about a potential semiconductor downcycle, coupled with a rotation out of growth names, weighed on the space. TSMC’s fundamentals remain strong and it continues to deliver on earnings. Management guided toward a strong full year 2022, aided by full utilization, price increases and market share gains. High performance computing strength has more than offset some of the slower consumer areas, such as PCs, smartphones and tablets. TSMC is the world’s largest pure-play foundry with unparalleled expertise and scale advantage in highly sophisticated chips. SK Hynix, a pure-play memory semiconductor company, was another stock that hurt absolute performance. Major memory makers’ share prices declined year-to-date on fears of weakening end-demand, potential inventory destocking in the channel followed by a memory price correction. Given prolonged inflationary pressure, which translates into weak consumer demand, the market now expects dynamic random access memory (DRAM) price to decline in the second half of 2022. We believe the magnitude of DRAM price decline should be much less than the previous downturn seen in 2018/2019, given limited supply growth and inventory carryforward by major memory makers.
Steep and rising inflation exacerbated by supply chain disruptions and oil shocks stemming from the war in Ukraine weighed on markets in the first half of 2022. China’s ‘Zero COVID’ policy and lockdowns in Shanghai and Beijing took a toll on its economy, adding to concerns. Central banks across the globe, except China, raised rates in an effort to reel in the demand side of the inflation equation. The result was a turbulent market and a risk-off mood with investors concerned about slowing growth and recession potential. Amidst rising interest rates and commodity prices, value areas outpaced growth year-to-date. Commodity prices traded off toward the end of the second quarter of 2022 on deepening concerns over global growth.
In June 2022, China eased some of its lockdown restrictions prompting a rally in Chinese equities. The government also introduced a package of 33 measures to boost growth. Much of southeast Asia witnessed an economic recovery, as reopening drove an increase in tourism in countries such as Thailand. However, South Korea saw a sharp rise in its stockpile of memory chips, indicating a slowdown in international demand from global tech manufacturers. In Latin America, Brazil’s weak economy weighed on the re-election hopes of President Jair Bolsonaro. Mexico’s economic recovery accelerated, although it remained one of the few in Latin America to still not have reached its pre-pandemic level.
China saw incremental improvement with easing of lockdowns at the end of the second quarter, aiding e-commerce and consumer names. While we think the worst is behind us, we expect a gradual recovery versus a V-shaped type of recovery going forward.
Inflation negatively impacts countries like India as a large portion of the population is near the poverty line. However, exposure to IT services businesses that benefit from a weaker rupee, as well as businesses in premium products exposed to urban vs. rural consumers, should continue to fare well.
Taiwan and Korea tech names were weak due to developed market recession concerns. We think these concerns are a bit overdone for leading IT service and semiconductor companies as key customers like Amazon

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Web Services and Microsoft are still seeing strong growth as workloads continue to shift to the cloud.
With Brazil inflation running in the low teens, the central bank has been aggressively raising rates. We are comfortable investing in structural growth businesses, but wary of banks as growth could be tepid going forward.
While the valuation gap between emerging markets and domestic markets has closed a little in the last quarter, it is still historically high. That said, quality businesses’ valuations have gotten relatively cheaper and we do not see a recession in the key emerging markets countries where we invest - they were less stimulative during COVID and we believe have easier comps with better structural growth drivers.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
China	30.8%
India	22.1%
Taiwan	13.0%
Indonesia	7.7%
South Korea	6.5%
Mexico	4.5%
Singapore	3.9%
Hong Kong	3.6%
Brazil	3.5%
South Africa	1.4%
Thailand	1.2%
Colombia	1.1%
Argentina	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned -19.27% for the six-month period ending June 30, 2022, compared to the -19.17% return for its benchmark, the FTSE NAREIT All Equity REITs Index for the same time period.
U.S. REITs declined sharply in the first half of 2022, along with broader equities. The U.S. economy slowed abruptly and inflation climbed to a 40-year high as Russia’s invasion of Ukraine led to heightened uncertainty and a pronounced increase in energy and other commodity prices. Bond yields rose and the Federal Reserve began to aggressively raise its benchmark interest rate in an effort to slow demand to check persistently high inflation.
Hotels, which are among the shorter-lease-duration property types, declined but meaningfully outperformed the benchmark as business and leisure continued to rebound. Health care was a relative outperformer, declining less than other sectors as investors favored the shares for the stability of their rents. Infrastructure REITs modestly outperformed on increased leasing activity from wireless carriers rolling out 5G telecom equipment and as mobile data usage continues to grow.
Timber REITs held up relatively well as the lack of housing inventory suggests lumber demand may remain high even if the economy slows further. Self storage, despite continued strong demand and having short-duration leases that can rapidly adjust in inflationary conditions, modestly trailed the benchmark on the prospect that a slower economy could wipe out the occupancy gains the sector experienced during the pandemic.
Residential sectors declined despite demographic tailwinds, a healthy jobs market and as home affordably worsened with sharply higher mortgage rates and the growth in asset values. Many retail property companies reported record leasing volumes and strong leasing spreads in the period.
Demand for warehouse space remained high, but growth expectations for the industrial sector diminished with Amazon’s plans to scale back the growth of its logistics space usage. Data centers were caught up in the technology stock selloff—despite tenant demand showing no signs of abating, with capital spending for cloud computing expected to accelerate in 2022. Office
REITs continued to underperform, with earnings results underscoring a difficult leasing environment.
The portfolio had a negative total return in the period and performed inline with its benchmark. Security selection in the industrial sector was the largest contributor to relative performance. The portfolio was overweight refrigerated warehouse specialist Americold, which held up relatively well as improved labor availability bolstered the company’s outlook. Also, the portfolio was overweight Duke Realty, which agreed to be acquired by underweight position Prologis in a deal valued at $26 billion. An underweight allocation in the office sector proved beneficial. Stock selection in self storage also aided relative performance, due to an overweight in Public Storage, which investors viewed as a safe haven.
Stock selection in the diversified sector detracted from relative performance. This included an out-of-index position in Jones Lang LaSalle, a services company with considerable exposure to the office sector. An overweight in the regional mall sector also hindered relative performance, as high-quality mall owner Simon Property Group declined despite high retailer demand and upper-income consumers, who are its primary clientele, still spending. An underweight in specialty REITs further detracted from relative performance, mainly due to the portfolio’s lack of exposure to net lease REITs specializing in gaming assets.
While growth is slowing and the odds of a recession have increased, the job market remains healthy. Consumers are generally in good shape, although their savings cushion is diminishing as they pay more for goods and services. Fundamentals generally remain sound, but slower growth and higher inflation cloud the outlook for real estate, particularly for sectors lacking pricing power. We have reduced our earnings expectations accordingly, though we still anticipate healthy earnings growth this year and next. Moreover, traditional asset categories may have less ability to defend against a prolonged environment of higher inflation than real estate companies, which generally have high operating margins, low commodity and labor price sensitivity, and often have (in many cases) inflation-linked rents.
We favor shorter-lease-duration property types in this environment. Self storage may continue to enjoy strong demand due to increased relocation activity, given improving demand due to increased moving activity. We are overweight hotels, with an allocation to the regional gaming business, which is driven by consumers rather

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
than corporate demand or air travel. We maintain a favorable view of health care, particularly senior living centers and life science properties. Our retail holdings are concentrated in companies with high-quality assets that we believe may be long-term winners.
We believe companies that provide information and logistics infrastructure, including data centers, cell towers and industrial warehouses, may continue to benefit from strong secular demand. However, valuations remain a concern. We remain cautious toward offices as businesses reassess their future needs.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/22
Percent of Total Investments[1]
Diversified	30.7%
Apartments	16.9%
Healthcare	11.1%
Storage & Warehousing	9.6%
Industrial	7.7%
Single Tenant	6.1%
Regional Malls	5.0%
Strip Centers	2.9%
Manufactured Homes	2.8%
Hotels & Resorts	2.1%
Real Estate	2.1%
Office Property	2.0%
Lodging	0.8%
Entertainment	0.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned -17.89% for the six-month period ending June 30, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -21.10% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth stocks underperformed the Russell 3000 Index. The allocation in value stocks, REITs and international stocks outperformed the Russell 3000 Index. In fixed income, allocation to high yield bonds contributed negatively to performance, while the allocation in short-term bond funds contributed positively due to higher interest rates.
Fund selection of the Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Growth Stock, SMID Cap Growth, SMID Cap Value and International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Growth, Large Core Value, Mid Cap Value, Mid Core Value, Small Cap Growth and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Large Cap Value Stocks	26.0%
International Stocks	24.0%
Large Cap Growth Stocks	13.0%
Mid Cap Value Stocks	8.0%
Emerging Markets Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Growth Stocks	5.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	2.0%
Intermediate Bonds	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned -16.49% for the six-month period ending June 30, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -21.10% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth stocks underperformed the Russell 3000 Index. The allocation in value stocks, REITs and international stocks outperformed the Russell 3000 Index. In fixed income, allocation to high yield bonds contributed negatively to performance, while the allocation in short-term bond funds contributed positively due to higher interest rates.
Fund selection of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Growth Stock, SMID Cap Growth, SMID Cap Value and International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Growth, Large Core Value, Mid Cap Value, Mid Core Value, Small Cap Growth and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Large Cap Value Stocks	24.0%
International Stocks	19.0%
Large Cap Growth Stocks	12.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	7.0%
Intermediate Bonds	7.0%
Emerging Markets Stocks	5.0%
Small Cap Growth Stocks	4.0%
Small Cap Value Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned -14.82% for the six-month period ending June 30, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -21.10% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth stocks underperformed the Russell 3000 Index. The allocation in value stocks, REITs and international stocks outperformed the Russell 3000 Index. In fixed income, allocation to high yield bonds contributed negatively to performance, while the allocation in short-term bond funds contributed positively due to higher interest rates.
Fund selection of the Moderate Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Growth Stock, SMID Cap Growth, SMID Cap Value and International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Growth, Large Core Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Intermediate Bonds	21.0%
Large Cap Value Stocks	19.0%
Short Term Bonds	15.0%
International Stocks	12.0%
Large Cap Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned -11.74% for the six-month period ending June 30, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -21.10% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth stocks underperformed the Russell 3000 Index. The allocation in value stocks, REITs and international stocks outperformed the Russell 3000 Index. In fixed income, allocation to high yield bonds contributed negatively to performance, while the allocation in short-term bond funds contributed positively due to higher interest rates.
Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series SMID Cap Value and International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Growth, Large Core Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Intermediate Bonds	30.0%
Short Term Bonds	25.0%
Large Cap Value Stocks	15.0%
International Stocks	8.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Domestic REITs	2.0%
Small Cap Value Stocks	1.0%
Small Cap Growth Stocks	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned -9.45% for the six-month period ending June 30, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -21.10% and the Bloomberg U.S. Aggregate Bond Index’s return of -10.35% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth stocks underperformed the Russell 3000 Index. The allocation in value stocks, REITs and international stocks outperformed the Russell 3000 Index. In fixed income, allocation to high yield bonds contributed negatively to performance, while the allocation in short-term bond funds contributed positively due to higher interest rates.
Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our manager for the Penn Series International Equity Fund underperformed its benchmark by more than 2%. The Penn Series Large Core Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/22
Intermediate Bonds	39.0%
Short Term Bonds	36.0%
Large Cap Value Stocks	10.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	4.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning January 1, 2022 and held through June 30, 2022. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract.
Disclosure of Fund Expenses
For the Period January 1, 2022 to June 30, 2022
Expense Table
	Beginning Value January 1, 2022	Ending Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,000.10	0.37%	$ 1.83
Hypothetical	$1,000.00	$ 1,022.96	0.37%	$ 1.86
Limited Maturity Bond Fund
Actual	$1,000.00	$ 960.40	0.69%	$ 3.35
Hypothetical	$1,000.00	$ 1,021.37	0.69%	$ 3.46
Quality Bond Fund
Actual	$1,000.00	$ 891.00	0.67%	$ 3.14
Hypothetical	$1,000.00	$ 1,021.47	0.67%	$ 3.36

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2022	Ending Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual	$1,000.00	$ 902.60	0.72%	$ 3.40
Hypothetical	$1,000.00	$ 1,021.22	0.72%	$ 3.61
Flexibly Managed Fund
Actual	$1,000.00	$ 855.80	0.87%	$ 4.00
Hypothetical	$1,000.00	$ 1,020.48	0.87%	$ 4.36
Balanced Fund
Actual	$1,000.00	$ 835.00	0.20%	$0.91
Hypothetical	$1,000.00	$ 1,023.80	0.20%	$ 1.00
Large Growth Stock Fund
Actual	$1,000.00	$ 637.70	0.96%	$ 3.90
Hypothetical	$1,000.00	$ 1,020.03	0.96%	$ 4.81
Large Cap Growth Fund
Actual	$1,000.00	$ 799.00	0.86%	$ 3.84
Hypothetical	$1,000.00	$ 1,020.53	0.86%	$ 4.31
Large Core Growth Fund
Actual	$1,000.00	$ 477.70	0.88%	$ 3.22
Hypothetical	$1,000.00	$ 1,020.43	0.88%	$ 4.41
Large Cap Value Fund
Actual	$1,000.00	$ 877.50	0.91%	$ 4.24
Hypothetical	$1,000.00	$ 1,020.28	0.91%	$ 4.56
Large Core Value Fund
Actual	$1,000.00	$ 908.10	0.91%	$ 4.31
Hypothetical	$1,000.00	$ 1,020.28	0.91%	$ 4.56
Index 500 Fund
Actual	$1,000.00	$ 799.70	0.35%	$ 1.56
Hypothetical	$1,000.00	$ 1,023.06	0.35%	$ 1.76
Mid Cap Growth Fund
Actual	$1,000.00	$ 670.10	0.96%	$ 3.98
Hypothetical	$1,000.00	$ 1,020.03	0.96%	$ 4.81
Mid Cap Value Fund
Actual	$1,000.00	$ 877.84	0.83%	$ 3.86
Hypothetical	$1,000.00	$ 1,020.68	0.83%	$ 4.16
Mid Core Value Fund
Actual	$1,000.00	$ 919.30	1.02%	$ 4.85
Hypothetical	$1,000.00	$ 1,019.74	1.02%	$ 5.11
SMID Cap Growth Fund
Actual	$1,000.00	$ 666.50	1.05%	$ 4.34
Hypothetical	$1,000.00	$ 1,019.59	1.05%	$ 5.26
SMID Cap Value Fund
Actual	$1,000.00	$ 801.13	1.16%	$ 5.18
Hypothetical	$1,000.00	$ 1,019.04	1.16%	$ 5.81
Small Cap Growth Fund
Actual	$1,000.00	$ 736.00	1.02%	$ 4.39
Hypothetical	$1,000.00	$ 1,019.74	1.02%	$ 5.11

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2022	Ending Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Value Fund
Actual	$1,000.00	$ 820.50	1.00%	$ 4.51
Hypothetical	$1,000.00	$ 1,019.84	1.00%	$ 5.01
Small Cap Index Fund
Actual	$1,000.00	$ 762.90	0.71%	$ 3.10
Hypothetical	$1,000.00	$ 1,021.27	0.71%	$ 3.56
Developed International Index Fund
Actual	$1,000.00	$ 801.90	0.89%	$ 3.98
Hypothetical	$1,000.00	$ 1,020.38	0.89%	$ 4.46
International Equity Fund
Actual	$1,000.00	$ 752.70	1.06%	$ 4.61
Hypothetical	$1,000.00	$ 1,019.54	1.06%	$ 5.31
Emerging Markets Equity Fund
Actual	$1,000.00	$ 812.50	1.31%	$ 5.89
Hypothetical	$1,000.00	$ 1,018.30	1.31%	$ 6.56
Real Estate Securities Fund
Actual	$1,000.00	$ 807.30	0.96%	$ 4.30
Hypothetical	$1,000.00	$ 1,020.03	0.96%	$ 4.81
Aggressive Allocation Fund
Actual	$1,000.00	$ 821.10	0.34%	$ 1.54
Hypothetical	$1,000.00	$ 1,023.11	0.34%	$ 1.71
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 835.10	0.30%	$ 1.37
Hypothetical	$1,000.00	$ 1,023.31	0.30%	$ 1.51
Moderate Allocation Fund
Actual	$1,000.00	$ 851.80	0.30%	$ 1.38
Hypothetical	$1,000.00	$ 1,023.31	0.30%	$ 1.51
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 882.60	0.31%	$ 1.45
Hypothetical	$1,000.00	$ 1,023.26	0.31%	$ 1.56
Conservative Allocation Fund
Actual	$1,000.00	$ 905.50	0.34%	$ 1.61
Hypothetical	$1,000.00	$ 1,023.11	0.34%	$ 1.71

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATIONS — 64.0%
Federal Farm Credit Banks
1.452%, 07/20/22	$ 5,000	$ 4,996,174
1.452%, 07/27/22	10,000	9,989,528
1.850%, 08/05/22	2,190	2,191,739
0.080%, 09/15/22	4,000	3,991,178
1.848%, 09/20/22	3,000	2,987,580
1.875%, 09/26/22	4,000	4,005,530
Federal Home Loan Banks
0.751%, 07/01/22	5,000	5,000,000
0.731%, 07/08/22	10,000	9,998,581
3.010%, 08/26/22	3,075	3,082,998
1.869%, 09/28/22	5,000	4,977,008
Federal Home Loan Mortgage Corp.
0.125%, 07/25/22	7,645	7,642,199
1.039%, 08/17/22	5,000	4,993,237
1.625%, 08/29/22	3,000	2,992,035
1.234%, 09/06/22	10,000	9,977,108
Federal National Mortgage Association
0.921%, 07/20/22	4,000	3,998,058
1.017%, 08/10/22	5,000	4,994,365
1.083%, 08/17/22	5,000	4,992,950
1.375%, 09/06/22	2,000	2,000,148
1.859%, 09/28/22	7,000	6,967,985
2.000%, 10/05/22	5,500	5,509,234
Tennessee Valley Authority 1.351%, 07/06/22	5,000	4,999,062
TOTAL AGENCY OBLIGATIONS (Cost $110,286,697)		110,286,697

U.S. TREASURY OBLIGATIONS — 23.2%
U.S. Treasury Bills
0.742%, 07/07/22	2,000	1,999,753
0.958%, 07/19/22	10,000	9,995,213
2.000%, 07/31/22	4,000	4,003,792
0.939%, 08/02/22	5,000	4,995,836
1.044%, 08/23/22	3,000	2,995,404
1.030%, 08/25/22	2,000	1,996,860
1.064%, 08/30/22	4,000	3,992,930
1.625%, 08/31/22	5,000	5,000,576
1.762%, 10/04/22	5,000	4,976,864
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,957,228)		39,957,228

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.8%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 1.390%) (Cost $22,108,820)	22,108,820	$ 22,108,820
TOTAL INVESTMENTS — 100.0% (Cost $172,352,745)		$ 172,352,745
Other Assets & Liabilities — 0.0%		7,342
TOTAL NET ASSETS — 100.0%		$ 172,360,087

†	See Security Valuation Note.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligations	$110,286,697	$110,286,697	$—	$—
U.S. Treasury Obligations	39,957,228	39,957,228	—	—
Short-Term Investments	22,108,820	22,108,820	—	—
Total Investments	$ 172,352,745	$ 172,352,745	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 30.8%
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 4.538%, 04/14/29@,•	$2,000	$ 1,924,078
Anchorage Capital CLO Ltd., Series 2013-1A Class A2R (3 M ICE LIBOR + 1.650%), 144A 2.671%, 10/13/30@,•	2,830	2,734,971
ASSURANT CLO Ltd., Series 2018-2A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%), 144A 2.103%, 04/20/31@,•	2,400	2,350,116
Babson CLO Ltd., Series 2014-IA Class C (3 M ICE LIBOR + 3.450%), 144A 3.704%, 07/20/25@,•	2,098	2,088,837
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 2.744%, 07/18/29@,•	1,500	1,458,409
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 2.163%, 01/20/31@,•	2,500	2,453,882
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M ICE LIBOR + 1.100%, Floor 1.100%), 144A, 2.424%, 03/15/36@,•	2,200	2,135,488
Series 2021-FL6 Class B (1 M ICE LIBOR + 1.600%, Floor 1.600%), 144A, 2.924%, 03/15/36@,•	2,500	2,368,678
CIFC Funding Ltd., Series 2014-2RA Class A1 (3 M ICE LIBOR + 1.050%, Floor 1.050%), 144A 2.234%, 04/24/30@,•	2,000	1,970,390
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 2.183%, 01/20/30@,•	3,000	2,941,932
ECMC Group Student Loan Trust,
Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 2.424%, 09/25/68@,•	3,163	3,092,478
Series 2019-1A Class A1A, 144A, 2.720%, 07/25/69@	1,635	1,496,602
Edsouth Indenture No 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 2.194%, 02/26/29@,•	2,592	2,550,956
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 4.313%, 01/20/33@,•	1,500	1,446,825
	Par (000)	Value†

Gallatin CLO IX Ltd., Series 2018-1A Class C1 (3 M ICE LIBOR + 2.100%, Floor 2.100%), 144A 3.198%, 01/21/28@,•	$2,000	$ 1,933,822
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 3.024%, 11/15/30@,•	1,500	1,501,951
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 2.924%, 10/15/31@,•	1,499	1,478,844
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 2.774%, 07/16/40@,•	2,059	2,051,589
Navient Private Education Refi Loan Trust,
Series 2020-EA Class A, 144A, 1.690%, 05/15/69@	2,085	1,956,195
Series 2021-EA Class A, 144A, 0.970%, 12/16/69@	3,216	2,887,475
Navient Student Loan Trust,
Series 2016-5A Class A (1 M ICE LIBOR + 1.250%), 144A, 2.874%, 06/25/65@,•	4,603	4,533,449
Series 2018-1A Class A2 (1 M ICE LIBOR + 0.350%) , 144A, 1.974%, 03/25/67@,•	1,036	1,032,872
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 2.301%, 10/13/31@,•	1,966	1,922,490
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 3.036%, 10/30/30@,•	2,300	2,213,472
Shackleton CLO Ltd., Series 2013-3A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A 2.164%, 07/15/30@,•	1,492	1,470,655
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 2.918%, 07/28/31@,•	2,000	1,928,428
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 2.214%, 03/25/55•	4,523	4,415,808
SMB Private Education Loan Trust,
Series 2016-B Class A2B (1 M ICE LIBOR + 1.450%), 144A, 2.774%, 02/17/32@,•	2,123	2,114,735
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 3.274%, 08/16/32@,•	1,792	1,793,326
Series 2021-C Class B, 144A, 2.300%, 01/15/53@	2,539	2,264,085

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 2.794%, 07/18/31@,•	$ 1,500	$ 1,429,073
Steele Creek CLO Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 2.598%, 04/21/31@,•	1,250	1,196,553
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 4.184%, 04/25/33@,•	1,500	1,432,599
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 5.484%, 01/25/34@,•	2,000	1,901,450
Verizon Owner Trust, Series 2019-A Class A1A, 2.930%, 09/20/23	25	25,280
TOTAL ASSET BACKED SECURITIES (Cost $75,064,641)		72,497,793

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.9%
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 2.824%, 07/15/35@,•	2,000	1,907,480
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%), 144A 2.404%, 10/15/36@,•	1,275	1,242,927
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%), 144A 3.124%, 12/15/36@,•	1,000	945,509
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,715	2,664,371
FHLMC Multifamily Structured Pass Through Certificates, Series KC02 Class X3 3.173%, 08/25/25•	14,500	1,008,787
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.872%, 07/25/24@,•	3,500	3,413,815
Series 2013-K25 Class C, 144A, 3.719%, 11/25/45@,•	2,317	2,312,785
Series 2013-K27 Class C, 144A, 3.615%, 01/25/46@,•	2,000	1,987,899
Series 2013-K35 Class B, 144A, 4.067%, 12/25/46@,•	2,260	2,258,835
	Par (000)	Value†

Series 2014-K37 Class C, 144A, 4.716%, 01/25/47@,•	$ 2,550	$ 2,550,116
Series 2015-K44 Class B, 144A, 3.846%, 01/25/48@,•	3,675	3,601,275
Series 2016-K53 Class B, 144A, 4.161%, 03/25/49@,•	3,220	3,184,558
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 2.574%, 07/15/25@,•	1,830	1,765,147
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 2.974%, 05/15/38@,•	1,500	1,435,941
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $31,691,388)		30,279,445

CORPORATE BONDS — 38.3%
Aerospace & Defense — 2.3%
The Boeing Co.
1.167%, 02/04/23	1,500	1,483,062
4.508%, 05/01/23	2,500	2,506,165
TransDigm, Inc., 144A 8.000%, 12/15/25@	1,500	1,516,880
		5,506,107
Apparel — 0.6%
Hanesbrands, Inc., 144A 4.625%, 05/15/24@	1,500	1,468,365
Auto Manufacturers — 2.9%
BMW US Capital LLC, 144A 3.800%, 04/06/23@	2,250	2,260,217
Ford Motor Credit Co., LLC 2.300%, 02/10/25	2,250	2,018,624
General Motors Financial Co., Inc. 3.800%, 04/07/25	1,600	1,561,198
Volkswagen Group of America Finance LLC, 144A 4.250%, 11/13/23@	1,000	1,000,471
		6,840,510
Banks — 4.9%
Bank of America Corp., Series L 3.950%, 04/21/25	2,010	1,984,204
First Maryland Capital II (3 M ICE LIBOR + 0.850%) 2.136%, 02/01/27•	3,500	3,280,358
JPMorgan Chase & Co., Series I (3 M ICE LIBOR + 3.470%) 4.709%µ,•	1,022	977,236
State Street Corp. (3 M ICE LIBOR + 0.560%) 1.971%, 05/15/28•	2,500	2,279,386

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — (continued)
Wells Fargo & Co. (3 M ICE LIBOR + 1.000%) 2.044%, 04/15/27•	$ 3,250	$ 3,073,631
		11,594,815
Beverages — 0.7%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	1,750	1,655,365
Biotechnology — 0.5%
Gilead Sciences, Inc. 0.750%, 09/29/23	1,124	1,088,228
Chemicals — 1.4%
Westlake Corp. 0.875%, 08/15/24	1,500	1,432,919
WR Grace Holdings LLC, 144A 5.625%, 10/01/24@	2,000	1,937,620
		3,370,539
Commercial Services — 0.8%
Cintas Corp. No 2 3.450%, 05/01/25	1,750	1,745,630
Computers — 0.6%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	1,500	1,440,763
Cosmetics & Personal Care — 0.6%
GSK Consumer Healthcare Capital UK PLC, 144A 3.125%, 03/24/25@	1,500	1,462,041
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, 01/15/25	2,500	2,389,488
OneMain Finance Corp. 8.250%, 10/01/23	1,750	1,749,018
		4,138,506
Electric — 7.1%
American Electric Power Co., Inc. 2.031%, 03/15/24	2,500	2,420,140
CenterPoint Energy, Inc. (SOFR + 0.650%) 1.867%, 05/13/24•	1,000	975,349
Edison International 3.125%, 11/15/22	1,000	998,351
Georgia Power Co., Series A 2.100%, 07/30/23	1,900	1,873,405
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	1,961,665
OGE Energy Corp. 0.703%, 05/26/23	3,000	2,923,339
Pacific Gas and Electric Co. 3.150%, 01/01/26	1,500	1,374,496
	Par (000)	Value†

Electric — (continued)
Southern California Edison Co., Series E 3.700%, 08/01/25	$ 2,750	$ 2,707,522
Vistra Operations Co., LLC, 144A 4.875%, 05/13/24@	1,500	1,492,277
		16,726,544
Electronics — 0.6%
TD SYNNEX Corp., 144A 1.250%, 08/09/24@	1,500	1,401,218
Entertainment — 0.6%
Magallanes, Inc., 144A 3.638%, 03/15/25@	1,500	1,453,993
Food — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 3.500%, 02/15/23@	1,300	1,284,556
Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc. 2.300%, 02/24/25	1,500	1,452,928
Healthcare Products — 1.6%
PerkinElmer, Inc. 0.850%, 09/15/24	1,000	926,418
Stryker Corp. 0.600%, 12/01/23	1,500	1,439,354
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/24	1,500	1,413,522
		3,779,294
Healthcare Services — 0.6%
Tenet Healthcare Corp., 144A 4.625%, 09/01/24@	1,500	1,440,000
Lodging — 0.8%
Hyatt Hotels Corp. 1.800%, 10/01/24	1,875	1,773,976
Machinery — Diversified — 0.9%
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,199,317
Miscellaneous Manufacturing — 0.6%
Parker-Hannifin Corp. 3.650%, 06/15/24	1,500	1,495,515
Oil & Gas — 0.8%
Phillips 66 0.900%, 02/15/24	2,000	1,905,800
Packaging and Containers — 1.0%
Ball Corp. 4.000%, 11/15/23	2,250	2,225,329

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.2%
AbbVie, Inc. 2.300%, 11/21/22	$ 500	$ 499,019
Real Estate Investment Trusts — 1.4%
SBA Tower Trust, 144A 1.884%, 07/15/50@	2,500	2,311,167
Simon Property Group LP 3.500%, 09/01/25	1,000	976,994
		3,288,161
Semiconductors — 1.2%
Qorvo, Inc., 144A 1.750%, 12/15/24@	1,500	1,401,180
Skyworks Solutions, Inc. 0.900%, 06/01/23	1,500	1,449,964
		2,851,144
Software — 0.6%
VMware, Inc. 1.000%, 08/15/24	1,500	1,404,439
Telecommunications — 2.0%
Sprint Corp. 7.875%, 09/15/23	2,000	2,062,500
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,468,344
Verizon Communications, Inc. 1.450%, 03/20/26	1,250	1,144,681
		4,675,525
TOTAL CORPORATE BONDS (Cost $94,204,290)		90,167,627

RESIDENTIAL MORTGAGE BACKED SECURITIES — 16.9%
Collateralized Mortgage Obligations — 15.5%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	874	843,432
Bunker Hill Loan Depositary Trust,
STEP, Series 2019-2 Class A3, 144A, 3.185%, 07/25/49@	2,207	2,178,493
Series 2020-1 Class M1, 144A, 4.353%, 02/25/55@,•	2,250	2,177,273
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	634	597,254
Flagstar Mortgage Trust, Series 2020-2 Class A4, 144A 3.000%, 08/25/50@,•	1,483	1,344,712
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	1,441	1,247,231
GS Mortgage-Backed Securities Trust, Series 2021-PJ7 Class A8, 144A 2.500%, 01/25/52@,•	4,338	3,936,303
	Par (000)	Value†

Collateralized Mortgage Obligations — (continued)
JP Morgan Mortgage Trust,
Series 2017-3 Class 1A13, 144A, 3.500%, 08/25/47@,•	$ 3,160	$ 2,993,039
Series 2019-6 Class B2, 144A, 4.238%, 12/25/49@,•	3,026	2,864,066
Series 2019-9 Class A3, 144A, 3.500%, 05/25/50@,•	1,420	1,320,766
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	300	292,390
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	2,501	2,247,734
Towd Point Mortgage Trust, Series 2020-4 Class A2, 144A 2.500%, 10/25/60@	2,240	1,886,740
Verus Securitization Trust,
Series 2019-INV2 Class A3, 144A, 3.219%, 07/25/59@,•	1,672	1,667,269
Series 2019-INV3 Class A1, 144A, 2.692%, 11/25/59@,•	2,215	2,163,196
Series 2020-INV1 Class A2, 144A, 3.035%, 03/25/60@,•	1,200	1,171,091
Series 2020-2 Class M1, 144A, 5.360%, 05/25/60@,•	1,150	1,131,021
Visio Trust, Series 2020-1R Class M1, 144A 2.926%, 11/25/55@	2,500	2,406,806
Vista Point Securitization Trust, Series 2020-1 Class M1, 144A 4.151%, 03/25/65@,•	2,800	2,745,163
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2 Class A1, 144A 3.000%, 12/25/49@,•	1,360	1,214,543
		36,428,522
Fannie Mae REMICS — 0.6%
Series 2012-152 Class TA 2.500%, 09/25/42	1,622	1,457,188
Freddie Mac REMICS — 0.8%
Series 4523 Class VB, 3.500%, 08/15/34	1,842	1,847,724
Series 4895 Class C, 4.500%, 02/15/49	168	172,389
		2,020,113
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $43,112,756)		39,905,823

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $2,753,470)	2,753,470	$ 2,753,470
TOTAL INVESTMENTS — 100.1% (Cost $246,826,545)		$ 235,604,158
Other Assets & Liabilities — (0.1)%		(167,768)
TOTAL NET ASSETS — 100.0%		$ 235,436,390

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2022, the aggregate value of Rule 144A securities was $155,138,529, which represents 65.9% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
STEP— Step Coupon Bond.
Country Weightings as of 6/30/2022††
United States	81%
Cayman Islands	17
United Kingdom	1
Ireland	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 72,497,793	$ —	$ 72,497,793	$—
Commercial Mortgage Backed Securities	30,279,445	—	30,279,445	—
Corporate Bonds	90,167,627	—	90,167,627	—
Residential Mortgage Backed Securities	39,905,823	—	39,905,823	—
Short-Term Investments	2,753,470	2,753,470	—	—
Total Investments	$ 235,604,158	$ 2,753,470	$ 232,850,688	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(238,641)	$(238,641)	$—	$—
Total Liabilities—Other Financial Instruments	$ (238,641)	$ (238,641)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Limited Maturity Bond Fund
Futures contracts held by the Fund at June 30, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	09/30/22	197	2,000	$105	$41,373,078	$—	$(238,641)
							$—	$(238,641)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 19.0%
ALM Ltd., Series 2020-1A Class A2 (3 M ICE LIBOR + 1.850%), 144A 2.894%, 10/15/29@,•	$ 3,000	$ 2,919,903
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 4.538%, 04/14/29@,•	3,000	2,886,117
Battalion CLO XV Ltd., Series 2020-15A Class A1 (3 M ICE LIBOR + 1.350%, Floor 1.350%), 144A 2.394%, 01/17/33@,•	4,000	3,906,164
Black Diamond CLO Ltd., Series 2019-2A Class A1A (3 M ICE LIBOR + 1.430%, Floor 1.430%), 144A 2.614%, 07/23/32@,•	2,761	2,673,535
Deerpath Capital CLO Ltd., Series 2020-1A Class A1 (3 M ICE LIBOR + 1.850%, Floor 1.850%), 144A 2.894%, 04/17/32@,•	2,500	2,470,283
ECMC Group Student Loan Trust, Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A 2.424%, 09/25/68@,•	3,163	3,092,478
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 4.313%, 01/20/33@,•	4,000	3,858,200
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%), 144A 2.774%, 04/18/31@,•	3,000	2,850,021
Highbridge Loan Management Ltd., Series 2015-7A Class A2R (3 M ICE LIBOR + 0.900%), 144A 2.311%, 03/15/27@,•	2,000	1,964,094
Honda Auto Receivables Owner Trust, Series 2020-1 Class A4, 1.630%, 10/21/26	3,000	2,953,361
Nassau Ltd., Series 2017-IA Class A1BR, 144A 2.730%, 10/15/29@	2,739	2,642,222
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 2.301%, 10/13/31@,•	2,457	2,403,113
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 3.036%, 10/30/30@,•	4,000	3,849,516
	Par (000)	Value†

SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 2.624%, 04/27/43•	$ 4,860	$ 4,240,993
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 2.214%, 03/25/55•	3,958	3,863,832
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 3.274%, 08/16/32@,•	3,725	3,728,329
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	2,430	2,350,039
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	4,786,345
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A, 3.479%, 06/15/31@,•	3,250	3,070,961
Series 2018-2A Class A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A, 2.655%, 08/18/31@,•	4,500	4,391,527
Telos CLO Ltd., Series 2013-3A Class BR (3 M ICE LIBOR + 2.000%), 144A 3.044%, 07/17/26@,•	964	962,164
Trimaran Cavu Ltd., Series 2019-1A Class C1 (3 M ICE LIBOR + 3.150%, Floor 3.150%), 144A 4.213%, 07/20/32@,•	4,000	3,814,456
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 4.184%, 04/25/33@,•	2,000	1,910,132
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 5.484%, 01/25/34@,•	2,500	2,376,813
TOTAL ASSET BACKED SECURITIES (Cost $76,540,822)		73,964,598

COMMERCIAL MORTGAGE BACKED SECURITIES — 19.5%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	4,916,163
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 2.824%, 07/15/35@,•	2,000	1,907,480
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,525	4,440,618

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FHLMC Multifamily Structured Pass Through Certificates,
Series K043 Class A2, 3.062%, 12/25/24	$ 3,000	$ 2,973,365
Series K094 Class A2, 2.903%, 06/25/29	2,000	1,926,125
Series K107 Class A1, 1.228%, 10/25/29	7,241	6,567,915
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,400,327
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 4.071%, 02/25/25@,•	6,610	6,560,198
Series 2019-K735 Class B, 144A, 4.156%, 05/25/26@,•	6,000	5,903,451
Series 2019-K736 Class B, 144A, 3.884%, 07/25/26@,•	1,500	1,458,764
Series 2012-K23 Class C, 144A, 3.752%, 10/25/45@,•	3,000	2,997,485
Series 2013-K27 Class C, 144A, 3.615%, 01/25/46@,•	3,647	3,624,934
Series 2015-K48 Class B, 144A, 3.769%, 08/25/48@,•	5,000	4,875,496
Series 2016-K52 Class B, 144A, 4.062%, 01/25/49@,•	5,065	4,987,757
Series 2016-K53 Class C, 144A, 4.161%, 03/25/49@,•	3,525	3,403,958
Series 2017-K729 Class C, 144A, 3.797%, 11/25/49@,•	2,460	2,388,889
Series 2017-K63 Class B, 144A, 4.008%, 02/25/50@,•	1,500	1,455,139
Series 2018-K85 Class C, 144A, 4.464%, 12/25/50@,•	3,500	3,332,169
Series 2019-K102 Class B, 144A, 3.652%, 12/25/51@,•	5,000	4,590,556
Series 2019-K95 Class B, 144A, 4.054%, 08/25/52@,•	2,500	2,367,133
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	2,780,419
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $80,699,039)		75,858,341
Number of Shares
PREFERRED STOCKS — 1.2%
Banks — 0.3%
Wells Fargo & Co., Series Z	60,000	1,167,000
	Number of Shares	Value†

Electric — 0.9%
Duke Energy Corp.	134,000	$ 3,376,800
TOTAL PREFERRED STOCKS (Cost $5,084,700)		4,543,800
	Par (000)
CORPORATE BONDS — 40.4%
Aerospace & Defense — 1.6%
General Dynamics Corp. 3.500%, 05/15/25	$ 3,000	2,988,748
The Boeing Co.
2.196%, 02/04/26	2,000	1,801,450
3.950%, 08/01/59	1,950	1,321,219
		6,111,417
Agriculture — 0.8%
Cargill, Inc., 144A 3.250%, 03/01/23@	3,000	3,002,369
Airlines — 0.4%
Delta Air Lines Pass Through Trust, Series 2015-1 Class B 4.250%, 01/30/25	1,708	1,668,296
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	2,817,408
Auto Manufacturers — 0.5%
Ford Motor Credit Co., LLC 4.950%, 05/28/27	2,000	1,840,568
Banks — 4.3%
Allfirst Preferred Capital Trust (3 M ICE LIBOR + 1.500%) 2.544%, 07/15/29•	3,500	3,319,715
JPMorgan Chase & Co.,
Series B (3 M ICE LIBOR + 0.500%), 1.786%, 02/01/27•	3,200	2,984,636
Series I (3 M ICE LIBOR + 3.470%), 4.709%µ,•	2,000	1,912,400
KeyCorp Capital I (3 M ICE LIBOR + 0.740%) 3.017%, 07/01/28•	2,640	2,409,926
State Street Corp. (3 M ICE LIBOR + 0.560%) 1.971%, 05/15/28•	3,830	3,492,019
The Goldman Sachs Group, Inc. (SOFR + 1.248%) 2.383%, 07/21/32•	3,000	2,433,564
		16,552,260
Beverages — 1.1%
Constellation Brands, Inc. 2.250%, 08/01/31	3,000	2,439,798

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Beverages — (continued)
Keurig Dr Pepper, Inc. 2.250%, 03/15/31	$ 2,000	$ 1,647,139
		4,086,937
Biotechnology — 0.6%
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	2,464,663
Building Materials — 1.7%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,016,714
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,630,587
		6,647,301
Chemicals — 0.7%
WR Grace Holdings LLC, 144A 5.625%, 10/01/24@	3,000	2,906,430
Commercial Services — 1.2%
The Georgetown University, Series B 4.315%, 04/01/49	2,485	2,305,371
University of Southern California 3.028%, 10/01/39	2,820	2,428,627
		4,733,998
Computers — 1.2%
Apple, Inc. 3.850%, 08/04/46	4,000	3,681,755
Dell International LLC/EMC Corp. 5.450%, 06/15/23	800	808,176
		4,489,931
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, 10/29/28	3,000	2,531,621
OneMain Finance Corp. 8.250%, 10/01/23	3,000	2,998,317
		5,529,938
Electric — 3.2%
Edison International 3.550%, 11/15/24	2,000	1,953,106
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	2,739,931
Monongahela Power Co., 144A 3.550%, 05/15/27@	2,500	2,381,829
Northern States Power Co. 3.600%, 09/15/47	4,000	3,380,653
Pacific Gas and Electric Co. 4.000%, 12/01/46	3,000	2,116,059
		12,571,578
Food — 4.0%
Kellogg Co. 2.650%, 12/01/23	2,501	2,478,356
	Par (000)	Value†

Food — (continued)
Kraft Heinz Foods Co. 4.375%, 06/01/46	$ 3,000	$ 2,514,526
Land O' Lakes, Inc., 144A 6.000%, 11/15/22@	3,500	3,509,348
Mars, Inc., 144A 1.625%, 07/16/32@	3,000	2,374,581
The Hershey Co. 1.700%, 06/01/30	2,200	1,844,521
The J.M. Smucker Co. 3.375%, 12/15/27	2,750	2,632,614
		15,353,946
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,397,416
Healthcare Products — 0.4%
PerkinElmer, Inc. 2.250%, 09/15/31	2,000	1,584,841
Healthcare Services — 1.1%
Centene Corp.
4.625%, 12/15/29	1,000	927,703
2.500%, 03/01/31	2,000	1,587,520
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	1,699,862
		4,215,085
Household Products & Wares — 1.1%
Church & Dwight Co., Inc. 2.300%, 12/15/31	3,000	2,531,081
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	1,873,993
		4,405,074
Internet — 0.9%
Alibaba Group Holding Ltd.
3.400%, 12/06/27	1,000	956,941
2.125%, 02/09/31	3,000	2,487,185
		3,444,126
Investment Companies — 0.7%
Ares Capital Corp. 2.875%, 06/15/28	3,500	2,777,663
Media — 0.8%
Comcast Corp. 3.250%, 11/01/39	4,000	3,303,143
Pharmaceuticals — 3.6%
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	1,896,223
Bristol-Myers Squibb Co. 3.400%, 07/26/29	928	897,733
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,101,415

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Johnson & Johnson 3.625%, 03/03/37	$ 3,000	$ 2,853,749
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,022,335
Merck & Co., Inc. 3.900%, 03/07/39	2,200	2,088,475
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,041,545
		13,901,475
Real Estate Investment Trusts — 1.1%
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,809,620
SBA Tower Trust, 144A 1.884%, 07/15/50@	1,500	1,386,700
		4,196,320
Retail — 0.3%
AutoNation, Inc. 1.950%, 08/01/28	1,500	1,250,261
Semiconductors — 0.5%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.150%, 05/01/27	2,000	1,856,066
Software — 1.4%
Microsoft Corp. 3.750%, 02/12/45	1,900	1,770,412
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,286,944
Salesforce.com, Inc. 2.700%, 07/15/41	3,000	2,331,863
		5,389,219
Telecommunications — 3.2%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	3,915,693
Sprint Corp. 7.875%, 09/15/23	3,000	3,093,750
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	2,722,500
Verizon Communications, Inc. 2.100%, 03/22/28	3,000	2,670,308
		12,402,251
Transportation — 1.3%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	2,210	2,157,134
Union Pacific Corp. 3.375%, 02/01/35	3,336	2,995,052
		5,152,186
TOTAL CORPORATE BONDS (Cost $176,358,089)		157,052,166
	Par (000)	Value†

MUNICIPAL BONDS — 1.1%
University of Massachusetts Building Authority, Series 3 2.417%, 11/01/28 (Cost $4,689,964)	$4,690	$ 4,296,197

RESIDENTIAL MORTGAGE BACKED SECURITIES — 15.8%
Collateralized Mortgage Obligations — 13.3%
CIM Trust, Series 2020-INV1 Class A13, 144A 3.000%, 04/25/50@,•	1,585	1,474,012
CSMC Trust, Series 2013-IVR2 Class A2, 144A 3.000%, 04/25/43@,•	4,259	3,955,059
Fannie Mae Pool 3.000%, 03/01/52	6,556	6,121,608
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	2,820	2,440,581
J.P. Morgan Mortgage Trust, Series 2022-1 Class A3, 144A 2.500%, 07/25/52@,•	4,812	4,119,986
JP Morgan Mortgage Trust,
Series 2020-INV1 Class B1A, 144A, 2.964%, 08/25/50@,•	4,797	4,116,266
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	5,422	4,643,036
Series 2021-1 Class A15, 144A, 2.500%, 06/25/51@,•	4,054	3,409,953
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	5,280	4,428,941
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	2,565,317
Sequoia Mortgage Trust,
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	806	756,465
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	3,066	2,621,118
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	3,335	2,996,978
Towd Point Mortgage Trust, Series 2021-1 Class A2, 144A 2.750%, 11/25/61@,•	2,500	2,148,012
Verus Securitization Trust, Series 2019-INV2 Class A3, 144A 3.219%, 07/25/59@,•	2,483	2,476,427
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	1,500	1,383,434
WinWater Mortgage Loan Trust, Series 2016-1 Class B3, 144A 3.790%, 01/20/46@,•	2,136	2,027,554
		51,684,747

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — 2.0%
3.500%, 11/01/44	$ 880	$ 844,510
2.000%, 11/01/51	4,816	4,201,216
2.000%, 12/01/51	2,909	2,537,891
		7,583,617
Freddie Mac REMICS — 0.5%
Series 4523 Class VB 3.500%, 08/15/34	1,923	1,929,738
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $68,158,281)		61,198,102

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bills 2.000%, 07/31/22(a)	600	600,421
U.S. Treasury Bonds
1.125%, 08/15/40	4,300	2,988,836
2.750%, 08/15/42	1,800	1,623,797
2.875%, 05/15/43	2,275	2,086,424
U.S. Treasury Inflation Indexed Bonds
1.000%, 02/15/46	2,135	2,053,705
0.125%, 02/15/51	2,221	1,744,261
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,937,862)		11,097,444
	Number of Shares
SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $2,287,154)	2,287,154	2,287,154
TOTAL INVESTMENTS — 100.5% (Cost $426,755,911)		$ 390,297,802
Other Assets & Liabilities — (0.5)%		(1,873,742)
TOTAL NET ASSETS — 100.0%		$ 388,424,060

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2022, the aggregate value of Rule 144A securities was $183,889,332, which represents 47.3% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
(a)	All or portion of securities segregated as collateral for futures contracts.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
M— Month.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
Country Weightings as of 6/30/2022††
United States	86%
Cayman Islands	12
China	1
Ireland	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 73,964,598	$ —	$ 73,964,598	$—
Commercial Mortgage Backed Securities	75,858,341	—	75,858,341	—
Preferred Stocks	4,543,800	4,543,800	—	—
Corporate Bonds	157,052,166	—	157,052,166	—
Municipal Bonds	4,296,197	—	4,296,197	—
Residential Mortgage Backed Securities	61,198,102	—	61,198,102	—

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Quality Bond Fund
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. Treasury Obligations	$ 11,097,444	$ 600,421	$ 10,497,023	$—
Short-Term Investments	2,287,154	2,287,154	—	—
Total Investments	$ 390,297,802	$ 7,431,375	$ 382,866,427	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(1,035,430)	$(1,035,430)	$—	$—
Total Liabilities—Other Financial Instruments	$ (1,035,430)	$ (1,035,430)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	09/30/22	518	2,000	$105	$108,788,094	$—	$ (627,492)
Long	U.S. Treasury Ultra Bond	09/21/22	109	1,000	154	16,823,469	—	(407,938)
							$—	$(1,035,430)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.7%
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class CR (3 M ICE LIBOR + 3.700%), 144A 4.744%, 07/15/29@,• (Cost $1,028,186)	$1,050	$ 967,055
	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B(1),* (Cost $24,225)	1	0

PREFERRED STOCKS — 0.0%
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),* (Cost $0)	725	0
	Par (000)
CORPORATE BONDS — 91.6%
Advertising — 0.6%
Stagwell Global LLC, 144A 5.625%, 08/15/29@	$ 1,050	843,707
Aerospace & Defense — 1.5%
Howmet Aerospace, Inc. 6.875%, 05/01/25	700	717,500
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,350,580
		2,068,080
Airlines — 3.1%
American Airlines Pass Through Trust, Series 2021-1 Class B 3.950%, 01/11/32	1,150	960,850
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A 5.500%, 04/20/26@	1,050	964,724
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	700	680,572
144A, 4.750%, 10/20/28@	700	662,148
United Airlines Pass Through Trust,
Series 2020-1 Class B, 4.875%, 07/15/27	581	552,170
Series 2020-1 Class A, 5.875%, 04/15/29	593	582,913
		4,403,377
Auto Manufacturers — 0.7%
Ford Motor Credit Co., LLC 5.113%, 05/03/29	1,050	941,298
	Par (000)	Value†

Auto Parts & Equipment — 1.2%
Clarios Global LP/Clarios US Finance Co., 144A 6.250%, 05/15/26@	$1,050	$ 1,010,625
The Goodyear Tire & Rubber Co. 4.875%, 03/15/27	700	625,975
		1,636,600
Building Materials — 1.3%
Builders FirstSource, Inc., 144A 4.250%, 02/01/32@	1,050	799,228
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,060,863
		1,860,091
Chemicals — 2.2%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 144A 4.750%, 06/15/27@	700	624,224
Olin Corp. 5.000%, 02/01/30	910	785,967
Tronox, Inc., 144A 4.625%, 03/15/29@	1,050	845,031
WR Grace Holdings LLC, 144A 4.875%, 06/15/27@	1,050	913,752
		3,168,974
Commercial Services — 6.6%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A 6.125%, 10/15/26@	700	599,079
ASGN, Inc., 144A 4.625%, 05/15/28@	700	602,000
Herc Holdings, Inc., 144A 5.500%, 07/15/27@	700	639,373
Korn Ferry, 144A 4.625%, 12/15/27@	700	628,250
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	1,050	834,445
NESCO Holdings II, Inc., 144A 5.500%, 04/15/29@	700	586,250
Nielsen Finance LLC/Nielsen Finance Co., 144A 5.625%, 10/01/28@	1,050	975,135
Service Corp. International
7.500%, 04/01/27	1,750	1,854,839
4.000%, 05/15/31	700	597,625
Sotheby's/Bidfair Holdings, Inc., 144A 5.875%, 06/01/29@	700	600,926
United Rentals North America, Inc. 4.875%, 01/15/28	700	659,607
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	875	824,687
		9,402,216

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 0.9%
Booz Allen Hamilton, Inc., 144A 4.000%, 07/01/29@	$ 700	$ 620,641
NCR Corp., 144A 5.750%, 09/01/27@	750	665,648
		1,286,289
Cosmetics & Personal Care — 0.7%
Coty, Inc., 144A 5.000%, 04/15/26@	1,120	1,026,200
Diversified Financial Services — 2.1%
OneMain Finance Corp. 8.250%, 10/01/23	1,050	1,049,411
PRA Group, Inc., 144A 7.375%, 09/01/25@	1,050	1,021,125
VistaJet Malta Finance PLC/XO Management Holding, Inc., 144A 7.875%, 05/01/27@	1,050	926,625
		2,997,161
Electric — 2.8%
Calpine Corp., 144A 5.250%, 06/01/26@	700	665,000
FirstEnergy Corp., Class B 4.400%, 07/15/27	1,210	1,127,527
Vistra Corp. (UST Yield Curve CMT 5 Yr + 5.740%) , 144A 7.000%@,µ,•	1,050	952,875
Vistra Operations Co., LLC, 144A 5.000%, 07/31/27@	1,400	1,268,750
		4,014,152
Electrical Components & Equipment — 0.7%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	350	347,972
144A, 7.250%, 06/15/28@	700	692,300
		1,040,272
Electronics — 0.8%
Imola Merger Corp., 144A 4.750%, 05/15/29@	1,400	1,171,324
Entertainment — 4.2%
Affinity Gaming, 144A 6.875%, 12/15/27@	1,200	1,008,048
Caesars Entertainment, Inc., 144A 6.250%, 07/01/25@	1,050	1,007,454
CDI Escrow Issuer, Inc., 144A 5.750%, 04/01/30@	700	644,203
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	712,500
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	700	591,500
International Game Technology PLC, 144A 6.500%, 02/15/25@	700	696,500
	Par (000)	Value†

Entertainment — (continued)
Scientific Games International, Inc., 144A 7.000%, 05/15/28@	$ 1,400	$ 1,322,580
		5,982,785
Environmental Control — 0.5%
Clean Harbors, Inc., 144A 4.875%, 07/15/27@	750	686,250
Food — 3.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	937,986
Performance Food Group, Inc., 144A 5.500%, 10/15/27@	1,105	1,022,948
Pilgrim's Pride Corp., 144A 5.875%, 09/30/27@	700	670,250
Post Holdings, Inc., 144A 5.750%, 03/01/27@	354	342,937
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	700	627,270
United Natural Foods, Inc., 144A 6.750%, 10/15/28@	700	654,148
		4,255,539
Food Service — 0.7%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	1,050	1,027,268
Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	1,000	899,970
Healthcare Products — 1.4%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	1,100	1,008,370
Medline Borrower LP, 144A 3.875%, 04/01/29@	1,050	895,335
		1,903,705
Healthcare Services — 8.9%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	1,400	1,308,083
Catalent Pharma Solutions, Inc., 144A 5.000%, 07/15/27@	1,160	1,087,826
Centene Corp.
4.250%, 12/15/27	1,050	977,182
4.625%, 12/15/29	1,050	974,088
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	943,226
CHS/Community Health Systems, Inc., 144A 8.000%, 12/15/27@	1,400	1,271,354

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Encompass Health Corp. 4.750%, 02/01/30	$ 700	$ 585,157
HCA, Inc. 5.875%, 02/15/26	1,575	1,582,922
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	952,330
Select Medical Corp., 144A 6.250%, 08/15/26@	700	653,422
Tenet Healthcare Corp.
144A, 5.125%, 11/01/27@	1,400	1,260,000
6.875%, 11/15/31	1,050	933,855
		12,529,445
Home Builders — 0.6%
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	1,050	895,125
Insurance — 0.4%
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	700	573,274
Internet — 0.9%
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	1,400	1,281,000
Leisure Time — 2.0%
Carnival Corp., 144A 9.875%, 08/01/27@	1,050	1,017,187
Royal Caribbean Cruises Ltd.
144A, 10.875%, 06/01/23@	1,050	1,050,210
144A, 11.500%, 06/01/25@	700	719,250
		2,786,647
Lodging — 1.4%
Boyd Gaming Corp., 144A 4.750%, 06/15/31@	700	591,514
Hilton Domestic Operating Co., Inc., 144A 4.000%, 05/01/31@	700	581,700
Station Casinos LLC, 144A 4.625%, 12/01/31@	1,050	819,000
		1,992,214
Machinery — Diversified — 0.8%
Stevens Holding Co., Inc., 144A 6.125%, 10/01/26@	1,200	1,158,000
Media — 4.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 5.375%, 06/01/29@	797	712,319
CSC Holdings LLC, 144A 6.500%, 02/01/29@	700	630,105
	Par (000)	Value†

Media — (continued)
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 144A 5.875%, 08/15/27@	$ 1,050	$ 902,575
Gray Television, Inc., 144A 7.000%, 05/15/27@	1,400	1,341,900
iHeartCommunications, Inc., 144A 5.250%, 08/15/27@	700	599,081
Nexstar Media, Inc., 144A 5.625%, 07/15/27@	1,050	958,125
Sirius XM Radio, Inc., 144A 5.500%, 07/01/29@	1,050	956,812
Univision Communications, Inc., 144A 7.375%, 06/30/30@	700	687,162
		6,788,079
Mining — 1.6%
FMG Resources August 2006 Pty Ltd., 144A 5.875%, 04/15/30@	1,050	952,340
Freeport-McMoRan, Inc. 5.000%, 09/01/27	700	694,540
Novelis Corp., 144A 4.750%, 01/30/30@	700	581,826
		2,228,706
Oil & Gas — 9.4%
Antero Resources Corp., 144A 8.375%, 07/15/26@	1,050	1,110,375
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 8.250%, 12/31/28@	1,050	1,000,426
Callon Petroleum Co. 6.375%, 07/01/26	700	645,750
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,850	1,744,550
Comstock Resources, Inc., 144A 6.750%, 03/01/29@	1,400	1,253,602
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,050	991,093
Endeavor Energy Resources LP/EER Finance, Inc., 144A 5.750%, 01/30/28@	1,050	994,875
Occidental Petroleum Corp. 8.500%, 07/15/27	1,491	1,640,726
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,043,625
Range Resources Corp. 8.250%, 01/15/29	1,400	1,428,980
Southwestern Energy Co. 8.375%, 09/15/28	1,400	1,475,250
		13,329,252
Packaging and Containers — 4.8%
Ball Corp. 3.125%, 09/15/31	1,050	843,938

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Berry Global, Inc., 144A 5.625%, 07/15/27@	$ 750	$ 715,193
Mauser Packaging Solutions Holding Co., 144A 8.500%, 04/15/24@	1,575	1,552,225
OI European Group BV, 144A 4.750%, 02/15/30@	880	737,000
Sealed Air Corp., 144A 5.000%, 04/15/29@	700	654,500
TriMas Corp., 144A 4.125%, 04/15/29@	700	597,569
Trivium Packaging Finance BV
144A, 5.500%, 08/15/26@	1,050	987,704
144A, 8.500%, 08/15/27@	700	656,348
		6,744,477
Pharmaceuticals — 2.7%
Elanco Animal Health, Inc. 6.400%, 08/28/28	1,050	999,495
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,241,996
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	1,050	912,209
Owens & Minor, Inc., 144A 6.625%, 04/01/30@	700	637,862
		3,791,562
Pipelines — 5.1%
Cheniere Energy, Inc. 4.625%, 10/15/28	1,400	1,260,798
DCP Midstream Operating LP 5.625%, 07/15/27	700	677,996
EQM Midstream Partners LP, 144A 4.750%, 01/15/31@	700	558,250
Hess Midstream Operations LP, 144A 5.500%, 10/15/30@	700	628,250
Holly Energy Partners LP/Holly Energy Finance Corp, 144A 6.375%, 04/15/27@	700	659,750
Howard Midstream Energy Partners LLC, 144A 6.750%, 01/15/27@	700	603,570
New Fortress Energy, Inc., 144A 6.500%, 09/30/26@	700	633,643
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,400	1,354,944
Western Midstream Operating LP 5.300%, 03/01/48	1,050	846,457
		7,223,658
Real Estate — 1.0%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	709,913
	Par (000)	Value†

Real Estate — (continued)
The Howard Hughes Corp., 144A 5.375%, 08/01/28@	$ 875	$ 732,812
		1,442,725
Real Estate Investment Trusts — 1.6%
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27	1,050	960,403
VICI Properties LP/VICI Note Co., Inc., 144A 5.750%, 02/01/27@	1,350	1,281,015
		2,241,418
Retail — 2.9%
Asbury Automotive Group, Inc., 144A 4.625%, 11/15/29@	700	578,375
Bath & Body Works, Inc., 144A 6.625%, 10/01/30@	700	598,729
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 144A 4.625%, 01/15/29@	1,050	895,125
Lithia Motors, Inc., 144A 4.625%, 12/15/27@	1,050	961,812
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,029,000
		4,063,041
Semiconductors — 0.7%
Sensata Technologies BV, 144A 5.625%, 11/01/24@	1,000	987,160
Software — 2.0%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	723,952
Consensus Cloud Solutions, Inc., 144A 6.500%, 10/15/28@	1,050	866,460
MSCI, Inc., 144A 3.875%, 02/15/31@	1,400	1,197,000
		2,787,412
Telecommunications — 4.0%
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	938,438
Frontier Communications Holdings LLC, 144A 5.875%, 10/15/27@	1,400	1,259,889
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	925,920
Level 3 Financing, Inc., 144A 4.625%, 09/15/27@	1,050	895,125
Sprint Corp. 7.625%, 02/15/25	700	729,902
Viasat, Inc., 144A 5.625%, 04/15/27@	1,050	908,965
		5,658,239

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Transportation — 0.4%
Seaspan Corp., 144A 5.500%, 08/01/29@	$ 700	$ 558,686
TOTAL CORPORATE BONDS (Cost $141,953,927)		129,675,378

LOAN AGREEMENTS‡ — 1.7%
Apparel — 0.8%
Crocs, Inc. (1 M SOFR + 3.500%) 4.448%, 02/20/29•	1,222	1,109,678
Entertainment — 0.5%
Scientific Games International, Inc. (1 M SOFR + 3.000%) 4.357%, 04/13/29•	700	663,250
Healthcare Products — 0.4%
Bausch & Lomb Corp. (1 M SOFR + 3.250%) 4.549%, 05/10/27•	700	650,300
TOTAL LOAN AGREEMENTS (Cost $2,599,314)		2,423,228
	Number of Shares
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $7,260,366)	7,260,366	7,260,366
TOTAL INVESTMENTS — 99.1% (Cost $152,866,018)		$ 140,326,027
Other Assets & Liabilities — 0.9%		1,316,434
TOTAL NET ASSETS — 100.0%		$ 141,642,461

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2022, the aggregate value of Rule 144A securities was $100,074,422, which represents 70.7% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2022. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
PLC— Public Limited Company.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
High Yield Bond Fund
Country Weightings as of 6/30/2022††
United States	92%
Netherlands	2
Canada	1
Luxembourg	1
Ireland	1
Cayman Islands	1
Australia	1
Malta	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 967,055	$ —	$ 967,055	$—
Common Stocks	—	—	—	— (1)
Preferred Stocks	—	—	—	— (1)
Corporate Bonds	129,675,378	—	129,675,378	—
Loan Agreements	2,423,228	—	2,423,228	—
Short-Term Investments	7,260,366	7,260,366	—	—
Total Investments	$ 140,326,027	$ 7,260,366	$ 133,065,661	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.3%
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	$4,802	$ 4,588,741
Series 2018-1A A2I, 144A, 4.116%, 07/25/48@	4,511	4,398,460
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,165	1,959,795
United Airlines Pass Through Trust, Series 2012-1, Class A, 4.150%, 10/11/25	1,231	1,208,661
TOTAL ASSET BACKED SECURITIES (Cost $12,668,264)		12,155,657
	Number of Shares
COMMON STOCKS — 67.0%
Aerospace & Defense — 0.6%
Teledyne Technologies, Inc.*	75,304	28,247,283
Auto Parts & Equipment — 0.1%
Aurora Innovation, Inc.*	2,673,617	5,106,609
Banks — 2.6%
The PNC Financial Services Group, Inc.	760,956	120,056,028
Beverages — 0.7%
Keurig Dr Pepper, Inc.	910,344	32,217,074
Chemicals — 0.3%
Linde PLC	42,851	12,320,948
Commercial Services — 2.6%
Equifax, Inc.	26,863	4,910,019
S&P Global, Inc.	157,752	53,171,889
TransUnion	769,235	61,531,108
		119,613,016
Computers — 2.9%
Apple, Inc.	978,136	133,730,754
Diversified Financial Services — 2.8%
Intercontinental Exchange, Inc.	735,800	69,194,632
Mastercard, Inc., Class A	69,300	21,862,764
Visa, Inc., Class A	175,100	34,475,439
		125,532,835
Electric — 1.4%
Ameren Corp.	408,047	36,871,127
CMS Energy Corp.	304,601	20,560,567
Public Service Enterprise Group, Inc.	81,900	5,182,632
		62,614,326
Electronics — 4.5%
Fortive Corp.	1,824,992	99,243,065
TE Connectivity Ltd.	951,222	107,630,769
		206,873,834
	Number of Shares	Value†

Environmental Control — 1.4%
Waste Connections, Inc.	528,117	$ 65,465,383
Healthcare Products — 10.2%
Alcon, Inc.	546,619	38,180,019
Avantor, Inc.*	747,641	23,251,635
Baxter International, Inc.	12,440	799,021
Danaher Corp.	487,538	123,600,634
Hologic, Inc.*	67,200	4,656,960
PerkinElmer, Inc.	744,772	105,921,474
Teleflex, Inc.	121,116	29,776,368
The Cooper Cos., Inc.	11,716	3,668,514
Thermo Fisher Scientific, Inc.	248,060	134,766,037
		464,620,662
Healthcare Services — 3.0%
Catalent, Inc.*	277,278	29,749,157
Humana, Inc.	41,563	19,454,393
UnitedHealth Group, Inc.	173,135	88,927,330
		138,130,880
Insurance — 1.3%
Marsh & McLennan Cos., Inc.	390,677	60,652,604
Internet — 6.8%
Alphabet, Inc., Class A*	25,770	56,159,530
Alphabet, Inc., Class C*	33,900	74,154,555
Amazon.com, Inc.*	1,471,528	156,290,989
Meta Platforms, Inc., Class A*	136,059	21,939,514
		308,544,588
Machinery — Diversified — 1.5%
Ingersoll Rand, Inc.	1,610,970	67,789,618
Miscellaneous Manufacturing — 3.1%
General Electric Co.	2,211,261	140,790,988
Oil & Gas — 0.5%
EOG Resources, Inc.	85,100	9,398,444
Pioneer Natural Resources Co.	64,000	14,277,120
		23,675,564
Pharmaceuticals — 2.0%
Becton Dickinson and Co.	373,468	92,071,066
Embecta Corp.*	5,840	147,869
		92,218,935
Retail — 3.9%
Starbucks Corp.	392,900	30,013,631
Yum! Brands, Inc.	1,303,450	147,954,610
		177,968,241
Semiconductors — 4.2%
NVIDIA Corp.	297,100	45,037,389
NXP Semiconductors N.V.	460,598	68,182,322
Texas Instruments, Inc.	524,302	80,559,002
		193,778,713
Software — 10.6%
Microsoft Corp.	1,245,021	319,758,744

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
MSCI, Inc.	108,872	$ 44,871,595
Roper Technologies, Inc.	161,749	63,834,243
Salesforce.com, Inc.*	352,534	58,182,211
		486,646,793
TOTAL COMMON STOCKS (Cost $3,184,820,641)		3,066,595,676

PREFERRED STOCKS — 1.0%
Auto Manufacturers — 0.5%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	22,523,988
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series Dµ	12,000	299,400
Electric — 0.5%
CMS Energy Corp., 2078	334,981	7,811,757
CMS Energy Corp., 2079	419,721	9,997,754
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)µ,•	242,585	4,875,959
		22,685,470
Gas — 0.0%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)µ,•	95,625	2,495,812
TOTAL PREFERRED STOCKS (Cost $48,709,036)		48,004,670
	Par (000)
CORPORATE BONDS — 7.7%
Advertising — 0.1%
Lamar Media Corp.
3.750%, 02/15/28	$ 2,569	2,255,825
3.625%, 01/15/31	435	356,013
		2,611,838
Aerospace & Defense — 0.1%
Howmet Aerospace, Inc. 3.000%, 01/15/29	1,990	1,656,964
TransDigm UK Holdings PLC 6.875%, 05/15/26	490	456,925
TransDigm, Inc.
144A, 6.250%, 03/15/26@	1,325	1,278,227
6.375%, 06/15/26	595	556,325
5.500%, 11/15/27	1,325	1,121,281
		5,069,722
Airlines — 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	6,556	6,373,620
144A, 4.750%, 10/20/28@	4,165	3,939,778
	Par (000)	Value†

Airlines — (continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	$4,500	$ 4,422,600
U.S. Airways Pass Through Trust,
Series 2010-1 Class A, 6.250%, 10/22/24	716	712,674
Series 2012-2 Class A, 4.625%, 12/03/26	133	122,383
Series 2013-1 Class B, 3.950%, 05/15/27	2	2,169
		15,573,224
Auto Parts & Equipment — 0.2%
Clarios Global LP, 144A 6.750%, 05/15/25@	1,714	1,697,631
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	2,304	2,217,600
144A, 8.500%, 05/15/27@	7,465	7,214,736
		11,129,967
Banks — 0.0%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 5.426%µ,•	1,454	1,417,143
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	752,348
Commercial Services — 0.1%
CoreLogic, Inc., 144A 4.500%, 05/01/28@	1,325	1,020,250
Gartner, Inc.
144A, 4.500%, 07/01/28@	660	606,015
144A, 3.625%, 06/15/29@	900	779,733
144A, 3.750%, 10/01/30@	1,095	945,089
Korn Ferry, 144A 4.625%, 12/15/27@	1,405	1,260,988
		4,612,075
Computers — 0.0%
Booz Allen Hamilton, Inc., 144A 3.875%, 09/01/28@	960	849,600
Electronics — 0.1%
Sensata Technologies BV, 144A 4.000%, 04/15/29@	1,850	1,568,948
Sensata Technologies, Inc., 144A 3.750%, 02/15/31@	900	721,314
		2,290,262
Entertainment — 1.4%
Cedar Fair LP 5.250%, 07/15/29	8,321	7,338,113

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
144A, 5.500%, 05/01/25@	$ 3,515	$ 3,409,550
5.375%, 04/15/27	10,085	9,557,353
6.500%, 10/01/28	6,445	6,117,442
Live Nation Entertainment, Inc., 144A 4.875%, 11/01/24@	375	358,125
Six Flags Entertainment Corp.
144A, 4.875%, 07/31/24@	20,988	19,938,600
144A, 5.500%, 04/15/27@	13,244	11,932,122
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	6,684	6,766,414
		65,417,719
Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	5,825	5,242,323
Healthcare Products — 0.3%
Avantor Funding, Inc.
144A, 4.625%, 07/15/28@	7,121	6,527,821
144A, 3.875%, 11/01/29@	785	686,600
Hologic, Inc., 144A 3.250%, 02/15/29@	810	692,307
Teleflex, Inc.
4.625%, 11/15/27	3,795	3,500,887
144A, 4.250%, 06/01/28@	560	506,929
		11,914,544
Healthcare Services — 0.4%
Catalent Pharma Solutions, Inc.
144A, 5.000%, 07/15/27@	560	525,157
144A, 3.125%, 02/15/29@	2,206	1,808,846
144A, 3.500%, 04/01/30@	1,165	950,558
Hadrian Merger Sub, Inc., 144A 8.500%, 05/01/26@	6,996	6,611,220
IQVIA, Inc., 144A 5.000%, 05/15/27@	1,795	1,704,739
Surgery Center Holdings, Inc., 144A 10.000%, 04/15/27@	4,909	4,755,077
		16,355,597
Insurance — 1.2%
Acrisure LLC/Acrisure Finance, Inc., 144A 7.000%, 11/15/25@	8,275	7,442,804
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
144A, 4.250%, 10/15/27@	1,500	1,298,356
144A, 6.750%, 10/15/27@	2,700	2,395,926
144A, 5.875%, 11/01/29@	2,106	1,747,580
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	2,175	1,781,245
HUB International Ltd.
144A, 7.000%, 05/01/26@	27,261	25,716,528
	Par (000)	Value†

Insurance — (continued)
144A, 5.625%, 12/01/29@	$ 1,735	$ 1,433,201
Ryan Specialty Group LLC, 144A 4.375%, 02/01/30@	295	256,650
USI, Inc., 144A 6.875%, 05/01/25@	11,119	10,729,835
		52,802,125
Internet — 0.3%
Arches Buyer, Inc., 144A 4.250%, 06/01/28@	30	24,351
Photo Holdings Merger Sub, Inc., 144A 8.500%, 10/01/26@	4,635	3,499,240
Shopify, Inc. 0.125%, 11/01/25	2,679	2,230,268
Snap, Inc. 0.000%, 05/01/27¤	4,019	2,783,157
Spotify USA, Inc. 0.000%, 03/15/26¤	4,508	3,556,812
Twitter, Inc., 144A 5.000%, 03/01/30@	1,640	1,555,950
		13,649,778
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	5,724	5,131,223
Lodging — 0.1%
Hilton Domestic Operating Co., Inc.
144A, 5.375%, 05/01/25@	389	381,220
144A, 4.000%, 05/01/31@	390	324,090
144A, 3.625%, 02/15/32@	750	596,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, 04/01/27	180	169,425
Marriott International, Inc. 3.125%, 06/15/26	1,106	1,056,548
		2,527,533
Machinery — Diversified — 0.0%
TK Elevator US Newco, Inc., 144A 5.250%, 07/15/27@	2,045	1,823,250
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 5.500%, 05/01/26@	1,325	1,292,531
144A, 5.125%, 05/01/27@	29,020	27,387,600
144A, 5.000%, 02/01/28@	28,336	26,080,738
Sirius XM Radio, Inc., 144A 5.000%, 08/01/27@	7,750	7,169,331
		61,930,200

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — 0.3%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 5.159%µ,•	$14,550	$ 12,748,710
Real Estate Investment Trusts — 0.1%
SBA Communications Corp.
3.875%, 02/15/27	2,985	2,720,081
3.125%, 02/01/29	930	761,205
		3,481,286
Retail — 0.8%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	17,733	17,053,826
Yum! Brands, Inc.
3.875%, 11/01/23	2,454	2,439,791
144A, 4.750%, 01/15/30@	1,300	1,179,750
3.625%, 03/15/31	1,750	1,470,000
4.625%, 01/31/32	2,469	2,171,263
5.375%, 04/01/32	3,738	3,433,278
6.875%, 11/15/37	3,540	3,593,100
5.350%, 11/01/43	8,185	6,783,367
		38,124,375
Semiconductors — 0.1%
Sensata Technologies BV
144A, 5.625%, 11/01/24@	880	868,701
144A, 5.000%, 10/01/25@	3,150	3,008,250
		3,876,951
Software — 0.1%
Black Knight InfoServ LLC, 144A 3.625%, 09/01/28@	1,275	1,107,746
Clarivate Science Holdings Corp.
144A, 3.875%, 07/01/28@	2,048	1,712,319
144A, 4.875%, 07/01/29@	795	652,695
MSCI, Inc.
144A, 4.000%, 11/15/29@	910	806,560
144A, 3.625%, 09/01/30@	2,200	1,833,985
144A, 3.875%, 02/15/31@	25	21,375
144A, 3.625%, 11/01/31@	310	255,329
144A, 3.250%, 08/15/33@	145	115,578
Twilio, Inc. 3.625%, 03/15/29	125	105,088
		6,610,675
Telecommunications — 0.1%
Altice France Holding S.A., 144A 10.500%, 05/15/27@	5,940	4,944,148
T-Mobile USA, Inc., 144A 3.375%, 04/15/29@	240	209,805
		5,153,953
TOTAL CORPORATE BONDS (Cost $377,204,608)		351,096,421
	Par (000)	Value†

LOAN AGREEMENTS‡ — 14.4%
Airlines — 0.7%
Delta Air Lines, Inc. (3 M ICE LIBOR + 3.750%) 4.750%, 10/20/27•	$ 8,303	$ 8,243,115
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 7.314%, 06/21/27•	24,765	24,418,290
		32,661,405
Commercial Services — 0.2%
CoreLogic, Inc.
(1 M ICE LIBOR + 3.500%), 5.188%, 06/02/28•	11,175	9,264,531
(1 M ICE LIBOR + 6.500%), 8.187%, 06/04/29•	665	478,800
		9,743,331
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 3.750%) 6.000%, 10/01/26•	13,734	12,679,062
Entertainment — 0.6%
Alpha TopCo., Ltd. - Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 4.166%, 02/01/24•	22,740	22,126,020
Cedar Fair LP (1 M ICE LIBOR + 1.750%) 3.416%, 04/13/24•	155	151,221
SeaWorld Parks & Entertainment, Inc. (1 M ICE LIBOR + 3.000%) 4.688%, 08/25/28•	5,021	4,706,031
		26,983,272
Environmental Control — 0.3%
Filtration Group Corp.
(3 M ICE EURIBOR + 3.500%), 3.500%, 03/31/25•	5,551	5,293,825
(1 M ICE LIBOR + 3.000%), 4.666%, 03/31/25•	3,429	3,240,757
(1 M ICE LIBOR + 3.500%), 5.166%, 10/21/28•	4,921	4,588,736
		13,123,318
Healthcare Products — 0.8%
Medline Borrower, LP (1 M ICE LIBOR + 3.250%) 4.916%, 10/23/28•	40,523	37,515,788
Healthcare Services — 1.1%
ADMI Corp.
(1 M ICE LIBOR + 3.375%), 4.738%, 12/23/27•	5,969	5,426,875
(1 M ICE LIBOR + 3.500%), 4.863%, 12/23/27•	10,214	9,337,140

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Healthcare Services — (continued)
EyeCare Partners LLC
(3 M ICE LIBOR + 3.750%), 6.000%, 02/18/27•	$ 1,017	$ 938,417
(3 M ICE LIBOR + 3.750%), 6.000%, 11/15/28•	913	838,938
Heartland Dental LLC
(1 M ICE LIBOR + 3.500%), 5.166%, 04/30/25•	17,960	16,635,259
(1 M ICE LIBOR + 4.000%), 5.642%, 04/30/25•	1,757	1,640,393
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.250%) 4.916%, 04/21/27•	12,218	11,474,658
Pacific Dental Services, Inc. (1 M ICE LIBOR + 3.250%) 4.759%, 05/05/28•	1,544	1,463,319
		47,754,999
Insurance — 5.1%
Acrisure LLC (1 M ICE LIBOR + 3.750%) 5.416%, 02/15/27•	2,660	2,483,682
Alliant Holdings Intermediate LLC
(1 M ICE LIBOR + 3.250%), 4.916%, 05/09/25•	13,046	12,253,642
(1 M ICE LIBOR + 3.250%), 4.916%, 05/09/25•	5,774	5,448,155
(1 M ICE LIBOR + 3.500%), 5.009%, 11/05/27•	19,163	17,778,309
HUB International Ltd.
(1 M ICE LIBOR + 3.000%), 4.213%, 04/25/25•	85,073	80,385,932
(1 M ICE LIBOR + 3.250%), 4.348%, 04/25/25•	52,476	49,667,677
Hyperion Refinance Sarl (1 M ICE LIBOR + 3.250%) 4.938%, 11/12/27•	17,216	16,214,683
Ryan Specialty Group LLC (1 M SOFR + 3.100%) 4.625%, 09/01/27•	4,117	3,952,008
USI, Inc.
(3 M ICE LIBOR + 3.000%), 5.250%, 05/16/24•	32,093	30,709,543
(3 M ICE LIBOR + 3.250%), 5.501%, 12/02/26•	16,307	15,042,886
		233,936,517
Internet — 0.1%
Arches Buyer, Inc. (1 M ICE LIBOR + 3.250%) 4.916%, 12/06/27•	2,851	2,594,327
Eagle Broadband Investments LLC (3 M ICE LIBOR + 3.000%) 5.313%, 11/12/27•	2,237	2,102,476
		4,696,803
	Par (000)	Value†

Leisure Time — 0.1%
Life Time, Inc. (3 M ICE LIBOR + 4.750%) 6.325%, 12/16/24•	$ 2,177	$ 2,144,213
Lodging — 0.0%
Four Seasons Hotels Ltd. (1 M ICE LIBOR + 2.000%) 3.666%, 11/30/23•	1,666	1,644,952
Machinery — Diversified — 0.4%
Vertical Midco (3 M ICE LIBOR + 3.500%) 4.019%, 07/30/27•	16,262	15,195,391
Welbilt, Inc. (1 M ICE LIBOR + 2.500%) 4.166%, 10/23/25•	1,970	1,936,352
		17,131,743
Pharmaceuticals — 0.3%
Pathway Vet Alliance LLC (3 M ICE LIBOR + 3.750%) 6.001%, 03/31/27•	1,315	1,218,030
PetVet Care Centers LLC
(1 M ICE LIBOR + 2.750%), 4.416%, 02/14/25(1),•	1,254	1,165,212
(1 M ICE LIBOR + 3.250%), 4.916%, 02/14/25(1),•	5,201	4,867,041
(1 M ICE LIBOR + 3.500%), 5.166%, 02/14/25•	7,460	7,018,698
(1 M ICE LIBOR + 6.250%), 7.916%, 02/13/26•	405	394,118
		14,663,099
Retail — 0.3%
IRB Holding Corp.
(1 M ICE LIBOR + 2.750%), 4.086%, 02/05/25•	6,731	6,368,857
(1 M SOFR + 3.150%), 4.238%, 12/15/27•	7,276	6,815,278
Woof Holdings, Inc. (3 M ICE LIBOR + 3.750%) 5.813%, 12/21/27•	1,960	1,827,875
		15,012,010
Semiconductors — 0.2%
Entegris, Inc. 0.000%, 07/06/29×	8,287	7,996,547
Software — 3.9%
Applied Systems, Inc.
(1 M ICE LIBOR + 3.000%), 4.630%, 09/19/24•	13,602	13,023,983
(3 M ICE LIBOR + 5.500%), 7.128%, 09/19/25•	1,085	1,041,946

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Software — (continued)
Ascend Learning LLC
(1 M ICE LIBOR + 3.500%), 4.863%, 12/11/28•	$ 20,005	$ 18,429,123
(1 M ICE LIBOR + 5.750%), 7.416%, 12/10/29•	2,855	2,612,325
AthenaHealth Group, Inc.
0.000%, 02/15/29×	2,855	2,621,328
(1 M SOFR + 3.500%), 5.009%, 02/15/29•	16,845	15,465,833
Azalea TopCo, Inc.
(3 M ICE LIBOR + 3.500%), 4.738%, 07/24/26•	15,271	14,263,451
(1 M SOFR + 3.750%), 4.900%, 07/24/26•	1,546	1,439,829
(3 M ICE LIBOR + 3.750%), 4.988%, 07/24/26•	2,307	2,185,810
Camelot US Acquisition I Co. (1 M ICE LIBOR + 3.000%) 4.666%, 10/30/26•	9,661	9,089,782
Polaris Newco LLC (1 M ICE LIBOR + 4.000%) 5.666%, 06/02/28•	1,732	1,595,836
Project Boost Purchaser LLC (1 M ICE LIBOR + 3.500%) 5.166%, 06/01/26•	1,808	1,675,585
RealPage, Inc.
(1 M ICE LIBOR + 3.000%), 4.666%, 04/24/28•	19,448	17,932,841
(1 M ICE LIBOR + 6.500%), 8.166%, 04/23/29•	700	663,831
Sophia LP
(3 M ICE LIBOR + 3.250%), 5.501%, 10/07/27•	3,275	3,048,046
(1 M SOFR + 4.250%), 5.775%, 10/07/27•	1,422	1,379,275
Storable, Inc. (1 M SOFR + 3.500%) 5.068%, 04/17/28•	995	931,987
The Ultimate Software Group, Inc. (1 M ICE LIBOR + 3.750%) 5.416%, 05/04/26•	1,717	1,617,989
UKG, Inc.
(1 M ICE LIBOR + 3.250%), 4.212%, 05/04/26•	72,670	67,901,165
(3 M ICE LIBOR + 5.250%), 6.212%, 05/03/27•	3,334	3,067,412
		179,987,377
TOTAL LOAN AGREEMENTS (Cost $697,164,052)		657,674,436

U.S. TREASURY OBLIGATIONS — 8.2%
United States Treasury Notes
1.500%, 01/31/27	121,375	113,490,647
1.875%, 02/28/27	175,855	167,185,422
	Par (000)	Value†

2.500%, 03/31/27	$95,023	$ 92,847,962
TOTAL U.S. TREASURY OBLIGATIONS (Cost $385,437,111)		373,524,031
	Number of Shares
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%)	16,995,462	16,995,462
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 1.320%)	50,223,631	50,223,631
TOTAL SHORT-TERM INVESTMENTS (Cost $67,219,093)		67,219,093
TOTAL INVESTMENTS — 100.1% (Cost $4,773,222,805)		$ 4,576,269,984
Other Assets & Liabilities — (0.1)%		(3,312,091)
TOTAL NET ASSETS — 100.0%		$ 4,572,957,893
Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(19,744,940))	21,169	$ (4,332,683)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2022, the aggregate value of Rule 144A securities was $274,855,156, which represents 6.0% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2022, the aggregate value of restricted securities was $22,523,988 which represented 0.5% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Waymo LLC, Series A-2	05/08/20	$21,086,236	$22,523,988

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2022. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after June 30, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
EURIBOR— Euro Interbank Offered Rate.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 12,155,657	$ —	$ 12,155,657	$ —
Common Stocks	3,066,595,676	3,066,595,676	—	—
Preferred Stocks
Auto Manufacturers	22,523,988	—	—	22,523,988
Diversified Financial Services	299,400	299,400	—	—
Electric	22,685,470	22,685,470	—	—
Gas	2,495,812	2,495,812	—	—
Total Preferred Stocks	48,004,670	25,480,682	—	22,523,988
Corporate Bonds	351,096,421	—	351,096,421	—
Loan Agreements	657,674,436	—	624,901,632	32,772,804
U.S. Treasury Obligations	373,524,031	—	373,524,031	—
Short-Term Investments	67,219,093	67,219,093	—	—
Total Investments	$ 4,576,269,984	$ 3,159,295,451	$ 1,361,677,741	$ 55,296,792
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Other Financial Instruments(1)
Written Options	$(4,332,683)	$(4,332,683)	$—	$—
Total Liabilities—Other Financial Instruments	$ (4,332,683)	$ (4,332,683)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities (Market Value)
Balance as of 12/31/21	$ 22,523,988
Accrued Discount/(Premium)	268
Change in Appreciation/(Depreciation)	(28,707)
Purchases	1,407,714
Transfer into Level 3	31,393,529
Balance as of 06/30/22	$55,296,792
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
An amount of $31,393,529 was transferred from Level 2 into Level 3 at 06/30/2022 due to decrease in trading activities at period end.

Open written options contracts held by the Fund at June 30, 2022 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	13	$ 4,160,000	$ 3,200	01/20/23	$ (25,610)
Alphabet, Inc.	13	4,290,000	3,300	01/20/23	(20,410)
Alphabet, Inc.	13	4,420,000	3,400	01/20/23	(16,120)
Alphabet, Inc.	13	4,550,000	3,500	01/20/23	(12,740)
Amazon.com, Inc.	860	15,050,000	175	01/20/23	(69,660)
Amazon.com, Inc.	180	3,240,000	180	01/20/23	(12,060)
Amazon.com, Inc.	180	3,330,000	185	01/20/23	(10,440)
Amazon.com, Inc.	500	9,500,000	190	01/20/23	(23,500)
Amazon.com, Inc.	320	6,240,000	195	01/20/23	(12,800)
Amazon.com, Inc.	440	8,800,000	200	01/20/23	(15,840)
Amazon.com, Inc.	440	9,020,000	205	01/20/23	(13,640)
Amazon.com, Inc.	440	9,240,000	210	01/20/23	(12,320)
Amazon.com, Inc.	120	2,580,000	215	01/20/23	(2,880)
Amazon.com, Inc.	120	2,640,000	220	01/20/23	(2,400)
Amazon.com, Inc.	260	5,850,000	225	01/20/23	(5,200)
Amazon.com, Inc.	140	3,220,000	230	01/20/23	(2,380)
Amazon.com, Inc.	140	3,290,000	235	01/20/23	(2,240)
Amazon.com, Inc.	140	3,360,000	240	01/20/23	(1,400)
Amazon.com, Inc.	140	3,430,000	245	01/20/23	(1,400)
Amazon.com, Inc.	140	3,500,000	250	01/20/23	(1,680)
Amazon.com, Inc.	140	3,570,000	255	01/20/23	(1,540)
Apple, Inc.	512	8,704,000	170	01/20/23	(180,736)
Apple, Inc.	512	8,960,000	175	01/20/23	(144,896)
Apple, Inc.	512	9,216,000	180	01/20/23	(112,128)
Becton Dickinson and Co.	98	2,548,000	260	01/20/23	(138,180)
Becton Dickinson and Co.	97	2,716,000	280	01/20/23	(72,750)
Becton Dickinson and Co.	97	2,813,000	290	01/20/23	(43,650)
General Electric Co.	731	6,213,500	85	01/20/23	(105,995)
General Electric Co.	731	6,579,000	90	01/20/23	(62,866)
General Electric Co.	731	6,944,500	95	01/20/23	(43,860)
General Electric Co.	974	10,714,000	110	01/20/23	(12,662)
Hologic, Inc.	336	2,856,000	85	01/20/23	(40,320)
Hologic, Inc.	336	3,024,000	90	01/20/23	(16,800)
Humana, Inc.	51	2,652,000	520	01/20/23	(105,570)
Humana, Inc.	51	2,703,000	530	01/20/23	(92,820)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Humana, Inc.	51	$ 2,754,000	$ 540	01/20/23	$ (77,010)
Keurig Dr Pepper, Inc.	736	2,944,000	40	01/20/23	(51,520)
Keurig Dr Pepper, Inc.	736	3,091,200	42	01/20/23	(22,080)
Meta Platforms, Inc.	67	2,311,500	345	09/16/22	(536)
Meta Platforms, Inc.	67	2,412,000	360	09/16/22	(469)
Microsoft Corp.	694	22,208,000	320	01/20/23	(347,000)
Microsoft Corp.	597	19,701,000	330	01/20/23	(205,368)
Microsoft Corp.	137	4,589,500	335	01/20/23	(43,155)
Microsoft Corp.	836	28,424,000	340	01/20/23	(209,000)
Microsoft Corp.	137	4,726,500	345	01/20/23	(26,578)
Microsoft Corp.	1,077	37,695,000	350	01/20/23	(199,245)
Microsoft Corp.	240	8,520,000	355	01/20/23	(38,640)
Microsoft Corp.	479	17,244,000	360	01/20/23	(67,539)
Microsoft Corp.	164	5,986,000	365	01/20/23	(19,024)
Public Service Enterprise Group, Inc.	273	1,774,500	65	07/15/22	(10,374)
Public Service Enterprise Group, Inc.	273	1,911,000	70	07/15/22	(1,365)
Public Service Enterprise Group, Inc.	273	2,047,500	75	07/15/22	(1,365)
Starbucks Corp.	553	5,391,750	98	01/20/23	(76,867)
Starbucks Corp.	553	5,530,000	100	01/20/23	(58,065)
Starbucks Corp.	553	5,806,500	105	01/20/23	(39,816)
The PNC Financial Services Group, Inc.	196	3,724,000	190	01/20/23	(64,680)
The PNC Financial Services Group, Inc.	196	3,822,000	195	01/20/23	(48,020)
The PNC Financial Services Group, Inc.	196	3,920,000	200	01/20/23	(35,280)
The PNC Financial Services Group, Inc.	332	7,304,000	220	01/20/23	(14,940)
The PNC Financial Services Group, Inc.	332	7,636,000	230	01/20/23	(6,640)
Thermo Fisher Scientific, Inc.	96	6,144,000	640	01/20/23	(156,480)
UnitedHealth Group, Inc.	182	9,828,000	540	01/20/23	(618,800)
UnitedHealth Group, Inc.	102	5,712,000	560	01/20/23	(262,344)
UnitedHealth Group, Inc.	102	5,916,000	580	01/20/23	(180,540)
Yum! Brands, Inc.	209	3,030,500	145	01/20/23	(8,360)
Yum! Brands, Inc.	209	3,135,000	150	01/20/23	(2,090)
Total Written Options					$(4,332,683)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.5%
Penn Series Index 500 Fund* (Cost $24,314,321)	1,301,578	$ 43,147,295

AFFILIATED FIXED INCOME FUNDS — 40.4%
Penn Series Quality Bond Fund* (Cost $29,729,539)	1,904,384	29,251,344

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $335,430)	335,430	335,430
TOTAL INVESTMENTS — 100.4% (Cost $54,379,290)		$ 72,734,069
Other Assets & Liabilities — (0.4)%		(278,276)
TOTAL NET ASSETS — 100.0%		$ 72,455,793

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 43,147,295	$ 43,147,295	$—	$—
Affiliated Fixed Income Funds	29,251,344	29,251,344	—	—
Short-Term Investments	335,430	335,430	—	—
Total Investments	$ 72,734,069	$ 72,734,069	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 96.6%
Advertising — 0.4%
The Trade Desk, Inc., Class A*	25,257	$ 1,058,016
Aerospace & Defense — 1.9%
Airbus S.E.	19,235	1,863,544
Teledyne Technologies, Inc.*	8,112	3,042,892
		4,906,436
Auto Manufacturers — 5.7%
Ferrari N.V.	13,983	2,565,601
Rivian Automotive, Inc., Class A*	256,586	6,604,523
Tesla, Inc.*	8,523	5,739,559
		14,909,683
Auto Parts & Equipment — 0.0%
Aurora Innovation, Inc.*	37,403	71,440
Biotechnology — 0.6%
Argenx S.E., ADR*	4,442	1,682,985
Commercial Services — 2.4%
Block, Inc., CDI*	14,240	889,539
Block, Inc., Class A*	4,759	292,488
Cintas Corp.	2,051	766,110
Global Payments, Inc.	12,524	1,385,655
MarketAxess Holdings, Inc.	1,680	430,097
TransUnion	21,848	1,747,622
Verisk Analytics, Inc.	4,400	761,596
		6,273,107
Computers — 7.6%
Apple, Inc.	144,837	19,802,115
Diversified Financial Services — 4.8%
Ant Group Co., Ltd.(1),#	279,408	550,434
Mastercard, Inc., Class A	17,709	5,586,835
Visa, Inc., Class A	32,428	6,384,749
		12,522,018
Electrical Components & Equipment — 0.6%
Generac Holdings, Inc.*	7,601	1,600,618
Healthcare Products — 3.7%
Align Technology, Inc.*	5,171	1,223,821
Avantor, Inc.*	50,925	1,583,767
Insulet Corp.*	3,211	699,805
Intuitive Surgical, Inc.*	17,470	3,506,404
Stryker Corp.	12,887	2,563,611
		9,577,408
Healthcare Services — 4.9%
HCA Healthcare, Inc.	5,403	908,028
Humana, Inc.	5,135	2,403,540
UnitedHealth Group, Inc.	18,262	9,379,911
		12,691,479
Internet — 25.6%
Airbnb, Inc., Class A*	9,331	831,205
Alphabet, Inc., Class A*	5,719	12,463,188
Alphabet, Inc., Class C*	5,233	11,446,926
	Number of Shares	Value†

Internet — (continued)
Amazon.com, Inc.*	247,300	$26,265,733
Booking Holdings, Inc.*	1,075	1,880,164
Coupang, Inc., Class A*	63,561	810,403
DoorDash, Inc., Class A*	19,682	1,262,994
Expedia Group, Inc.*	15,214	1,442,744
Match Group, Inc.*	21,900	1,526,211
Meta Platforms, Inc.*	15,726	2,535,817
Netflix, Inc.*	8,500	1,486,395
Sea Ltd., ADR*	26,100	1,745,046
Snap, Inc., Class A*	120,641	1,584,016
Spotify Technology S.A.*	16,544	1,552,324
		66,833,166
Leisure Time — 0.2%
Peloton Interactive, Inc., Class A*	54,881	503,807
Lodging — 1.1%
Las Vegas Sands Corp.*	43,614	1,464,994
Wynn Resorts Ltd.*	23,964	1,365,469
		2,830,463
Pharmaceuticals — 2.6%
AstraZeneca PLC, ADR	12,103	799,645
Cigna Corp.	7,663	2,019,354
Eli Lilly & Co.	12,377	4,012,995
		6,831,994
Retail — 3.4%
Carvana Co.*	9,843	222,255
Chipotle Mexican Grill, Inc.*	2,241	2,929,570
Floor & Decor Holdings, Inc., Class A*	8,800	554,048
Lululemon Athletica, Inc.*	4,883	1,331,155
Ross Stores, Inc.	53,246	3,739,466
		8,776,494
Semiconductors — 4.9%
Advanced Micro Devices, Inc.*	39,961	3,055,818
ASML Holding N.V.	9,206	4,380,951
NVIDIA Corp.	35,097	5,320,354
		12,757,123
Software — 24.8%
Activision Blizzard, Inc.	17,946	1,397,276
Atlassian Corp. PLC, Class A*	8,135	1,524,499
Bill.com Holdings, Inc.*	5,563	611,596
Black Knight, Inc.*	35,699	2,334,358
Ceridian HCM Holding, Inc.*	12,622	594,244
Datadog, Inc., Class A*	10,094	961,353
Fiserv, Inc.*	34,122	3,035,834
HashiCorp, Inc., Class A*	3,314	97,564
Intuit, Inc.	14,932	5,755,390
Magic Leap, Inc., Class A(1),*,#	1,353	25,980
Microsoft Corp.	128,728	33,061,211
Monday.com Ltd.*	2,900	299,164
MongoDB, Inc.*	4,978	1,291,791
Roper Technologies, Inc.	5,779	2,280,682
Salesforce, Inc.*	28,101	4,637,789

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
SentinelOne, Inc., Class A*	40,031	$ 933,923
ServiceNow, Inc.*	9,283	4,414,252
Snowflake, Inc., Class A*	7,209	1,002,484
Stripe, Inc., Class B(1),*,#	8,608	198,328
Twilio, Inc., Class A*	4,201	352,086
		64,809,804
Transportation — 1.4%
FedEx Corp.	11,015	2,497,211
Old Dominion Freight Line, Inc.	5,000	1,281,400
		3,778,611
TOTAL COMMON STOCKS (Cost $215,121,439)		252,216,767

PREFERRED STOCKS — 0.4%
Auto Manufacturers — 0.1%
Waymo LLC, Series A-2, CONV(1),*,#	3,737	342,765
Electronics — 0.3%
GM Cruise, Class F, CONV(1),*,#	27,200	788,800
TOTAL PREFERRED STOCKS (Cost $817,286)		1,131,565

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%)	1,000,075	1,000,075
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 1.320%)	1,683,524	1,683,524
TOTAL SHORT-TERM INVESTMENTS (Cost $2,683,599)		2,683,599
TOTAL INVESTMENTS — 98.0% (Cost $218,622,324)		$ 256,031,931
Other Assets & Liabilities — 2.0%		5,094,750
TOTAL NET ASSETS — 100.0%		$ 261,126,681

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2022, the aggregate value of restricted securities was $1,906,307 which represented 0.7% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Ant Group Co., Ltd.	06/07/18	$1,064,929	$ 550,434
GM Cruise, Class F	05/07/19	496,400	788,800
Magic Leap, Inc., Class A	01/20/16	657,500	25,980
Stripe, Inc., Class B	12/17/19	135,060	198,328
Waymo LLC, Series A-2	05/08/20	320,886	342,765
Total		$ 2,674,775	$1,906,307
ADR— American Depositary Receipt.
CDI— CHESS Depository Interest
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2022††
United States	93%
Netherlands	2
Italy	1
France	1
Singapore	1
Sweden	1
Australia	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks
Advertising	$ 1,058,016	$ 1,058,016	$—	$ —
Aerospace & Defense	4,906,436	4,906,436	—	—
Auto Manufacturers	14,909,683	14,909,683	—	—
Auto Parts & Equipment	71,440	71,440	—	—
Biotechnology	1,682,985	1,682,985	—	—
Commercial Services	6,273,107	6,273,107	—	—
Computers	19,802,115	19,802,115	—	—
Diversified Financial Services	12,522,018	11,971,584	—	550,434
Electrical Components & Equipment	1,600,618	1,600,618	—	—
Healthcare Products	9,577,408	9,577,408	—	—
Healthcare Services	12,691,479	12,691,479	—	—
Internet	66,833,166	66,833,166	—	—
Leisure Time	503,807	503,807	—	—
Lodging	2,830,463	2,830,463	—	—
Pharmaceuticals	6,831,994	6,831,994	—	—
Retail	8,776,494	8,776,494	—	—
Semiconductors	12,757,123	12,757,123	—	—

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Growth Stock Fund
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Software	$64,809,804	$64,585,496	$—	$ 224,308
Transportation	3,778,611	3,778,611	—	—
Total Common Stocks	252,216,767	251,442,025	—	774,742
Preferred Stocks	1,131,565	—	—	1,131,565
Short-Term Investments	2,683,599	2,683,599	—	—
Total Investments	$ 256,031,931	$ 254,125,624	$ —	$ 1,906,307
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 96.1%
Apparel — 3.4%
adidas AG	3,605	$ 637,552
LVMH Moet Hennessy Louis Vuitton S.E.	864	526,688
NIKE, Inc., Class B	8,860	905,492
		2,069,732
Auto Parts & Equipment — 0.7%
Aptiv PLC*	4,498	400,637
Beverages — 1.5%
PepsiCo, Inc.	5,543	923,796
Chemicals — 1.2%
The Sherwin-Williams Co.	3,214	719,647
Commercial Services — 2.9%
Equifax, Inc.	4,852	886,849
Moody's Corp.	2,054	558,626
Verisk Analytics, Inc.	2,036	352,411
		1,797,886
Computers — 9.3%
Accenture PLC, Class A	7,796	2,164,559
Apple, Inc.	22,555	3,083,720
Cognizant Technology Solutions Corp., Class A	6,616	446,514
		5,694,793
Cosmetics & Personal Care — 3.2%
Colgate-Palmolive Co.	19,708	1,579,399
The Estee Lauder Cos., Inc., Class A	1,416	360,613
		1,940,012
Diversified Financial Services — 6.1%
Mastercard, Inc., Class A	2,211	697,526
The Charles Schwab Corp.	14,138	893,239
Visa, Inc., Class A	10,824	2,131,137
		3,721,902
Electric — 1.0%
Xcel Energy, Inc.	9,007	637,335
Electronics — 5.9%
Agilent Technologies, Inc.	3,694	438,736
Amphenol Corp., Class A	20,574	1,324,554
Fortive Corp.	19,306	1,049,860
TE Connectivity Ltd.	7,416	839,121
		3,652,271
Food — 1.2%
McCormick & Co., Inc.	9,035	752,164
Healthcare Products — 8.4%
Abbott Laboratories	5,769	626,802
Boston Scientific Corp.*	30,482	1,136,064
Danaher Corp.	3,184	807,207
STERIS PLC	3,612	744,614
Stryker Corp.	2,697	536,514
	Number of Shares	Value†

Healthcare Products — (continued)
Thermo Fisher Scientific, Inc.	2,360	$ 1,282,141
		5,133,342
Healthcare Services — 2.2%
ICON PLC*	6,231	1,350,258
Household Products & Wares — 2.5%
Church & Dwight Co., Inc.	16,250	1,505,725
Insurance — 3.0%
Aon PLC, Class A	4,094	1,104,070
Marsh & McLennan Cos., Inc.	4,703	730,141
		1,834,211
Internet — 10.1%
Alibaba Group Holding Ltd.*	63,152	900,585
Alphabet, Inc., Class A*	2,159	4,705,022
Tencent Holdings Ltd.	13,500	609,726
		6,215,333
Machinery — Diversified — 1.2%
Otis Worldwide Corp.	10,174	718,997
Media — 0.9%
Charter Communications, Inc., Class A*	1,153	540,215
Pharmaceuticals — 3.0%
Becton Dickinson and Co.	4,691	1,156,472
Cigna Corp.	1,878	494,891
Roche Holding AG	659	219,897
		1,871,260
Private Equity — 0.4%
Blackstone, Inc.	2,941	268,307
Retail — 5.0%
Dollarama, Inc.	9,936	572,138
Ross Stores, Inc.	12,835	901,402
Starbucks Corp.	13,653	1,042,953
The TJX Cos., Inc.	10,327	576,763
		3,093,256
Semiconductors — 2.9%
Analog Devices, Inc.	4,517	659,889
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,968	487,884
Texas Instruments, Inc.	4,133	635,035
		1,782,808
Software — 18.7%
Adobe, Inc.*	1,413	517,243
Black Knight, Inc.*	7,978	521,681
Electronic Arts, Inc.	11,662	1,418,682
Fidelity National Information Services, Inc.	9,647	884,340
Fiserv, Inc.*	14,407	1,281,791
Microsoft Corp.	26,778	6,877,394
		11,501,131

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 1.4%
Union Pacific Corp.	4,095	$ 873,382
TOTAL COMMON STOCKS (Cost $47,100,468)		58,998,400

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Diversified — 2.2%
American Tower Corp. (Cost $1,187,698)	5,173	1,322,167

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $962,752)	962,752	962,752
TOTAL INVESTMENTS — 99.9% (Cost $49,250,918)		$ 61,283,319
Other Assets & Liabilities — 0.1%		79,530
TOTAL NET ASSETS — 100.0%		$ 61,362,849

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2022††
United States	87%
Ireland	6
China	3
Germany	1
Canada	1
France	1
Taiwan	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$58,998,400	$58,998,400	$—	$—
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Real Estate Investment Trusts	$ 1,322,167	$ 1,322,167	$—	$—
Short-Term Investments	962,752	962,752	—	—
Total Investments	$ 61,283,319	$ 61,283,319	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 90.8%
Advertising — 4.6%
The Trade Desk, Inc., Class A*	109,268	$ 4,577,236
Biotechnology — 7.5%
Illumina, Inc.*	4,370	805,653
Royalty Pharma PLC, Class A	160,539	6,749,060
		7,554,713
Commercial Services — 5.6%
Adyen N.V.*	2,026	2,946,927
Block, Inc.*	43,708	2,686,294
		5,633,221
Diversified Financial Services — 0.6%
Coinbase Global, Inc., Class A*	13,800	648,876
Healthcare Products — 1.0%
Intuitive Surgical, Inc.*	4,921	987,694
Internet — 28.4%
Airbnb, Inc., Class A*	22,842	2,034,765
Amazon.com, Inc.*	46,800	4,970,628
Chewy, Inc., Class A*	92,896	3,225,349
Farfetch Ltd., Class A*	94,205	674,508
IAC*	19,607	1,489,544
Match Group, Inc.*	13,809	962,349
MercadoLibre, Inc.*	2,597	1,653,952
Okta, Inc.*	12,272	1,109,389
Shopify, Inc., Class A*	143,870	4,494,499
Spotify Technology S.A.*	16,204	1,520,421
Uber Technologies, Inc.*	263,522	5,391,660
Wayfair, Inc., Class A*	23,343	1,016,821
		28,543,885
Semiconductors — 5.6%
ASML Holding N.V.	11,874	5,650,599
Software — 37.5%
Cloudflare, Inc., Class A*	108,912	4,764,900
Coupa Software, Inc.*	23,298	1,330,316
Datadog, Inc., Class A*	53,010	5,048,672
ROBLOX Corp., Class A*	131,208	4,311,495
Snowflake, Inc., Class A*	46,202	6,424,850
Twilio, Inc., Class A*	8,564	717,749
Unity Software, Inc.*	55,784	2,053,967
Veeva Systems, Inc., Class A*	27,902	5,525,712
Zoom Video Communications, Inc., Class A*	30,809	3,326,448
ZoomInfo Technologies, Inc.*	127,684	4,244,216
		37,748,325
TOTAL COMMON STOCKS (Cost $163,784,788)		91,344,549

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 4.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $4,890,415)	4,890,415	$ 4,890,415
TOTAL INVESTMENTS — 95.7% (Cost $168,675,203)		$ 96,234,964
Other Assets & Liabilities — 4.3%		4,306,072
TOTAL NET ASSETS — 100.0%		$ 100,541,036

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2022††
United States	81%
Netherlands	9
Canada	5
Argentina	2
Sweden	2
United Kingdom	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$91,344,549	$91,344,549	$—	$—
Short-Term Investments	4,890,415	4,890,415	—	—
Total Investments	$ 96,234,964	$ 96,234,964	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 95.0%
Aerospace & Defense — 3.6%
Curtiss-Wright Corp.	9,984	$ 1,318,487
Hexcel Corp.	19,531	1,021,667
Raytheon Technologies Corp.	38,113	3,663,040
		6,003,194
Agriculture — 4.0%
Philip Morris International, Inc.	67,635	6,678,280
Airlines — 1.6%
Alaska Air Group, Inc.*	37,040	1,483,452
Southwest Airlines Co.*	35,400	1,278,648
		2,762,100
Apparel — 0.4%
Deckers Outdoor Corp.*	2,457	627,395
Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	18,685	623,518
Banks — 11.1%
Bank OZK	35,860	1,345,826
JPMorgan Chase & Co.	37,961	4,274,788
Northern Trust Corp.	24,776	2,390,388
The Goldman Sachs Group, Inc.	12,297	3,652,455
Wells Fargo & Co.	180,124	7,055,457
		18,718,914
Biotechnology — 5.5%
Amgen, Inc.	19,556	4,757,975
Bio-Rad Laboratories, Inc., Class A*	3,139	1,553,805
Regeneron Pharmaceuticals, Inc.*	4,985	2,946,783
		9,258,563
Building Materials — 0.8%
Builders FirstSource, Inc.*	24,010	1,289,337
Chemicals — 0.5%
The Mosaic Co.	17,324	818,213
Commercial Services — 2.5%
FleetCor Technologies, Inc.*	12,802	2,689,828
Robert Half International, Inc.	21,059	1,577,109
		4,266,937
Computers — 1.0%
Cognizant Technology Solutions Corp., Class A	24,177	1,631,706
Distribution & Wholesale — 2.1%
LKQ Corp.	72,210	3,544,789
Diversified Financial Services — 2.6%
Capital One Financial Corp.	14,320	1,492,001
Mastercard, Inc., Class A	9,040	2,851,939
		4,343,940
Electric — 0.9%
IDACORP, Inc.	14,999	1,588,694
	Number of Shares	Value†

Electrical Components & Equipment — 2.5%
Acuity Brands, Inc.	7,792	$ 1,200,280
Emerson Electric Co.	38,287	3,045,348
		4,245,628
Electronics — 1.7%
Keysight Technologies, Inc.*	20,636	2,844,673
Engineering & Construction — 0.9%
EMCOR Group, Inc.	15,170	1,561,903
Healthcare Products — 2.2%
PerkinElmer, Inc.	26,476	3,765,417
Healthcare Services — 5.6%
Elevance Health, Inc.	15,906	7,675,918
Quest Diagnostics, Inc.	13,581	1,806,001
		9,481,919
Home Builders — 1.6%
D.R. Horton, Inc.	40,310	2,668,119
Insurance — 5.7%
Aflac, Inc.	11,400	630,762
Berkshire Hathaway, Inc., Class B*	22,913	6,255,707
The Allstate Corp.	21,748	2,756,124
		9,642,593
Internet — 0.9%
Booking Holdings, Inc.*	520	909,475
Netflix, Inc.*	3,630	634,778
		1,544,253
Iron & Steel — 0.4%
Steel Dynamics, Inc.	9,088	601,171
Machinery — Diversified — 2.4%
Altra Industrial Motion Corp.	21,558	759,920
The Middleby Corp.*	4,811	603,107
The Toro Co.	15,717	1,191,191
Westinghouse Air Brake Technologies Corp.	17,934	1,472,023
		4,026,241
Media — 2.8%
Comcast Corp., Class A	120,382	4,723,790
Mining — 0.8%
BHP Group Ltd., ADR	24,289	1,364,556
Miscellaneous Manufacturing — 1.6%
Textron, Inc.	45,170	2,758,532
Oil & Gas — 5.0%
Chevron Corp.	8,357	1,209,926
ConocoPhillips	13,440	1,207,046
EOG Resources, Inc.	20,322	2,244,362
Helmerich & Payne, Inc.	30,643	1,319,487
Phillips 66	27,432	2,249,150

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Woodside Energy Group Ltd., ADR	8,778	$ 189,254
		8,419,225
Pharmaceuticals — 6.3%
Cigna Corp.	15,483	4,080,080
Pfizer, Inc.	24,403	1,279,449
Roche Holding AG, ADR	128,690	5,367,659
		10,727,188
Real Estate — 1.9%
CBRE Group, Inc., Class A*	42,576	3,134,019
Retail — 7.5%
AutoZone, Inc.*	987	2,121,181
Lowe's Cos., Inc.	17,299	3,021,616
MSC Industrial Direct Co., Inc., Class A	19,228	1,444,215
Murphy USA, Inc.	4,111	957,329
Target Corp.	18,451	2,605,835
Ulta Beauty, Inc.*	2,737	1,055,059
Walmart, Inc.	12,321	1,497,987
		12,703,222
Semiconductors — 2.1%
IPG Photonics Corp.*	17,214	1,620,354
MKS Instruments, Inc.	9,946	1,020,758
NXP Semiconductors N.V.	6,620	979,958
		3,621,070
Telecommunications — 2.8%
Ciena Corp.*	14,006	640,074
Cisco Systems, Inc.	35,369	1,508,134
Verizon Communications, Inc.	51,067	2,591,651
		4,739,859
Transportation — 3.3%
Expeditors International of Washington, Inc.	11,928	1,162,503
FedEx Corp.	5,710	1,294,514
Knight-Swift Transportation Holdings, Inc.	69,021	3,194,982
		5,651,999
TOTAL COMMON STOCKS (Cost $151,921,375)		160,380,957

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Diversified — 1.8%
Weyerhaeuser Co. (Cost $3,598,646)	94,360	3,125,203

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $8,542,854)	8,542,854	$ 8,542,854
TOTAL INVESTMENTS — 101.9% (Cost $164,062,875)		$ 172,049,014
Other Assets & Liabilities — (1.9)%		(3,148,952)
TOTAL NET ASSETS — 100.0%		$ 168,900,062

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
Country Weightings as of 6/30/2022††
United States	95%
Switzerland	3
Australia	1
Netherlands	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$160,380,957	$160,380,957	$—	$—
Real Estate Investment Trusts	3,125,203	3,125,203	—	—
Short-Term Investments	8,542,854	8,542,854	—	—
Total Investments	$ 172,049,014	$ 172,049,014	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 95.1%
Aerospace & Defense — 1.1%
Hexcel Corp.	32,840	$ 1,717,860
Auto Manufacturers — 1.2%
PACCAR, Inc.	22,445	1,848,121
Banks — 8.9%
M&T Bank Corp.	24,514	3,907,287
State Street Corp.	24,934	1,537,181
The Goldman Sachs Group, Inc.	12,463	3,701,760
Wells Fargo & Co.	118,414	4,638,276
		13,784,504
Beverages — 2.3%
Constellation Brands, Inc., Class A	15,317	3,569,780
Biotechnology — 0.6%
Royalty Pharma PLC, Class A	22,167	931,901
Building Materials — 1.4%
Johnson Controls International PLC	46,399	2,221,584
Chemicals — 1.6%
FMC Corp.	23,214	2,484,130
Commercial Services — 0.9%
Euronet Worldwide, Inc.*	14,261	1,434,514
Diversified Financial Services — 3.2%
Stifel Financial Corp.	20,996	1,176,196
The Charles Schwab Corp.	60,276	3,808,238
		4,984,434
Electric — 7.0%
CMS Energy Corp.	34,178	2,307,015
Edison International	34,809	2,201,321
NextEra Energy, Inc.	53,432	4,138,843
Sempra Energy	14,989	2,252,397
		10,899,576
Food — 3.5%
Performance Food Group Co.*	38,315	1,761,724
The Hershey Co.	16,635	3,579,186
		5,340,910
Healthcare Products — 7.5%
Teleflex, Inc.	9,930	2,441,290
Thermo Fisher Scientific, Inc.	6,720	3,650,842
Waters Corp.*	9,722	3,217,788
Zimmer Biomet Holdings, Inc.	22,181	2,330,336
		11,640,256
Insurance — 6.0%
American International Group, Inc.	60,766	3,106,966
Arch Capital Group Ltd.*	45,973	2,091,312
Reinsurance Group of America, Inc.	10,060	1,179,937
The Allstate Corp.	22,443	2,844,201
		9,222,416
Internet — 2.5%
Alphabet, Inc., Class A*	1,747	3,807,167
	Number of Shares	Value†

Lodging — 1.1%
Hilton Worldwide Holdings, Inc.	14,830	$ 1,652,655
Machinery — Diversified — 1.7%
Westinghouse Air Brake Technologies Corp.	32,985	2,707,409
Media — 2.7%
Fox Corp., Class A	42,191	1,356,863
The Walt Disney Co.*	29,091	2,746,190
		4,103,053
Miscellaneous Manufacturing — 1.4%
Eaton Corp. PLC	16,628	2,094,962
Oil & Gas — 7.1%
Chevron Corp.	26,918	3,897,188
ConocoPhillips	45,676	4,102,161
EOG Resources, Inc.	26,974	2,979,009
		10,978,358
Packaging and Containers — 1.3%
Packaging Corp. of America	14,603	2,007,913
Pharmaceuticals — 11.4%
AbbVie, Inc.	18,958	2,903,607
Bristol-Myers Squibb Co.	52,326	4,029,102
Johnson & Johnson	30,042	5,332,756
Neurocrine Biosciences, Inc.*	23,211	2,262,608
Sanofi, ADR	61,140	3,058,834
		17,586,907
Retail — 5.7%
BJ's Wholesale Club Holdings, Inc.*	45,962	2,864,352
Dollar Tree, Inc.*	14,828	2,310,944
Lithia Motors, Inc.	6,965	1,914,051
Papa John's International, Inc.	21,479	1,793,926
		8,883,273
Semiconductors — 2.9%
Micron Technology, Inc.	36,317	2,007,604
Texas Instruments, Inc.	16,434	2,525,084
		4,532,688
Shipbuilding — 2.2%
Huntington Ingalls Industries, Inc.	15,955	3,475,318
Software — 3.4%
Fidelity National Information Services, Inc.	31,450	2,883,022
VMware, Inc., Class A	20,402	2,325,420
		5,208,442
Telecommunications — 4.5%
Cisco Systems, Inc.	57,029	2,431,717
Verizon Communications, Inc.	87,962	4,464,071
		6,895,788

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	30,905	$ 3,132,840
TOTAL COMMON STOCKS (Cost $142,059,006)		147,146,759

REAL ESTATE INVESTMENT TRUSTS — 5.2%
Apartments — 3.2%
Invitation Homes, Inc.	57,369	2,041,189
Mid-America Apartment Communities, Inc.	16,854	2,943,888
		4,985,077
Healthcare — 0.9%
Healthpeak Properties, Inc.	53,576	1,388,154
Industrial — 1.1%
EastGroup Properties, Inc.	10,899	1,682,043
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,974,916)		8,055,274

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $622,696)	622,696	622,696
TOTAL INVESTMENTS — 100.7% (Cost $150,656,618)		$ 155,824,729
Other Assets & Liabilities — (0.7)%		(1,048,703)
TOTAL NET ASSETS — 100.0%		$ 154,776,026

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$147,146,759	$147,146,759	$—	$—
Real Estate Investment Trusts	8,055,274	8,055,274	—	—
Short-Term Investments	622,696	622,696	—	—
Total Investments	$ 155,824,729	$ 155,824,729	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 95.7%
Advertising — 0.1%
Omnicom Group, Inc.	3,624	$ 230,523
The Interpublic Group of Cos., Inc.	6,870	189,131
		419,654
Aerospace & Defense — 1.7%
General Dynamics Corp.	4,145	917,081
Howmet Aerospace, Inc.	6,957	218,798
L3Harris Technologies, Inc.	3,532	853,684
Lockheed Martin Corp.	4,262	1,832,490
Northrop Grumman Corp.	2,635	1,261,032
Raytheon Technologies Corp.	26,729	2,568,924
Teledyne Technologies, Inc.*	806	302,339
The Boeing Co.*	10,021	1,370,071
TransDigm Group, Inc.*	952	510,910
		9,835,329
Agriculture — 0.8%
Altria Group, Inc.	32,704	1,366,046
Archer-Daniels-Midland Co.	10,068	781,277
Philip Morris International, Inc.	27,753	2,740,331
		4,887,654
Airlines — 0.2%
Alaska Air Group, Inc.*	2,219	88,871
American Airlines Group, Inc.*	10,613	134,573
Delta Air Lines, Inc.*	10,994	318,496
Southwest Airlines Co.*	10,799	390,060
United Airlines Holdings, Inc.*	5,556	196,793
		1,128,793
Apparel — 0.5%
NIKE, Inc., Class B	22,857	2,335,986
PVH Corp.	1,149	65,378
Ralph Lauren Corp.	856	76,740
Tapestry, Inc.	4,359	133,037
VF Corp.	5,520	243,818
		2,854,959
Auto Manufacturers — 2.2%
Cummins, Inc.	2,574	498,146
Ford Motor Co.	70,754	787,492
General Motors Co.*	26,132	829,952
PACCAR, Inc.	6,273	516,519
Tesla, Inc.*	15,038	10,126,890
		12,758,999
Auto Parts & Equipment — 0.1%
Aptiv PLC*	4,894	435,909
BorgWarner, Inc.	4,082	136,216
		572,125
Banks — 4.5%
Bank of America Corp.	127,201	3,959,767
Citigroup, Inc.	34,946	1,607,167
Citizens Financial Group, Inc.	8,561	305,542
Comerica, Inc.	2,216	162,610
Fifth Third Bancorp	12,479	419,294
First Republic Bank	3,244	467,785
	Number of Shares	Value†

Banks — (continued)
Huntington Bancshares, Inc.	26,148	$ 314,560
JPMorgan Chase & Co.	52,631	5,926,777
KeyCorp	16,921	291,549
M&T Bank Corp.	3,237	515,945
Morgan Stanley	25,407	1,932,456
Northern Trust Corp.	3,774	364,116
Regions Financial Corp.	16,177	303,319
Signature Bank	1,086	194,622
State Street Corp.	6,629	408,678
SVB Financial Group*	1,063	419,874
The Bank of New York Mellon Corp.	13,357	557,121
The Goldman Sachs Group, Inc.	6,183	1,836,475
The PNC Financial Services Group, Inc.	7,542	1,189,901
Truist Financial Corp.	23,976	1,137,182
US Bancorp	24,255	1,116,215
Wells Fargo & Co.	67,861	2,658,115
Zions Bancorp NA	2,571	130,864
		26,219,934
Beverages — 1.8%
Brown-Forman Corp., Class B	3,351	235,106
Constellation Brands, Inc., Class A	2,961	690,091
Keurig Dr Pepper, Inc.	13,398	474,155
Molson Coors Beverage Co., Class B	3,112	169,635
Monster Beverage Corp.*	6,778	628,321
PepsiCo, Inc.	24,758	4,126,168
The Coca-Cola Co.	70,107	4,410,431
		10,733,907
Biotechnology — 1.6%
Amgen, Inc.	9,570	2,328,381
Biogen, Inc.*	2,558	521,679
Bio-Rad Laboratories, Inc., Class A*	377	186,615
Corteva, Inc.	13,094	708,909
Gilead Sciences, Inc.	22,513	1,391,529
Illumina, Inc.*	2,823	520,448
Incyte Corp.*	3,319	252,144
Moderna, Inc.*	6,348	906,812
Regeneron Pharmaceuticals, Inc.*	1,917	1,133,196
Vertex Pharmaceuticals, Inc.*	4,572	1,288,344
		9,238,057
Building Materials — 0.4%
Carrier Global Corp.	15,443	550,697
Fortune Brands Home & Security, Inc.	2,304	137,964
Johnson Controls International PLC	12,670	606,640
Martin Marietta Materials, Inc.	1,133	339,039
Masco Corp.	4,204	212,722
Mohawk Industries, Inc.*	967	119,995
Vulcan Materials Co.	2,423	344,308
		2,311,365
Chemicals — 1.6%
Air Products and Chemicals, Inc.	3,986	958,553
Albemarle Corp.	2,117	442,411
Celanese Corp.	1,885	221,695

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	3,895	$ 333,918
Dow, Inc.	13,247	683,678
DuPont de Nemours, Inc.	9,260	514,671
Eastman Chemical Co.	2,246	201,623
Ecolab, Inc.	4,493	690,844
FMC Corp.	2,141	229,108
International Flavors & Fragrances, Inc.	4,598	547,714
Linde PLC	9,008	2,590,070
LyondellBasell Industries N.V., Class A	4,580	400,567
PPG Industries, Inc.	4,134	472,682
The Mosaic Co.	6,376	301,138
The Sherwin-Williams Co.	4,335	970,650
		9,559,322
Commercial Services — 1.7%
Automatic Data Processing, Inc.	7,534	1,582,441
Cintas Corp.	1,592	594,660
Equifax, Inc.	2,114	386,397
FleetCor Technologies, Inc.*	1,404	294,994
Gartner, Inc.*	1,418	342,915
Global Payments, Inc.	5,139	568,579
MarketAxess Holdings, Inc.	652	166,919
Moody's Corp.	2,912	791,977
Nielsen Holdings PLC	6,031	140,040
PayPal Holdings, Inc.*	20,893	1,459,167
Quanta Services, Inc.	2,481	310,969
Robert Half International, Inc.	1,870	140,044
Rollins, Inc.	3,704	129,344
S&P Global, Inc.	6,258	2,109,321
United Rentals, Inc.*	1,241	301,451
Verisk Analytics, Inc.	2,916	504,730
		9,823,948
Computers — 8.1%
Accenture PLC, Class A	11,314	3,141,332
Apple, Inc.	275,610	37,681,399
Cognizant Technology Solutions Corp., Class A	9,469	639,063
DXC Technology Co.*	4,316	130,818
EPAM Systems, Inc.*	987	290,948
Fortinet, Inc.*	12,230	691,973
Hewlett Packard Enterprise Co.	22,385	296,825
HP, Inc.	19,514	639,669
International Business Machines Corp.	16,067	2,268,500
Leidos Holdings, Inc.	2,377	239,388
NetApp, Inc.	3,879	253,066
Seagate Technology Holdings PLC	3,505	250,397
Western Digital Corp.*	5,440	243,875
		46,767,253
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	15,138	1,213,159
The Estee Lauder Cos., Inc., Class A	4,177	1,063,757
The Procter & Gamble Co.	43,097	6,196,918
		8,473,834
	Number of Shares	Value†

Distribution & Wholesale — 0.3%
Copart, Inc.*	3,868	$ 420,297
Fastenal Co.	10,400	519,168
LKQ Corp.	4,551	223,409
Pool Corp.	699	245,510
W.W. Grainger, Inc.	785	356,727
		1,765,111
Diversified Financial Services — 3.7%
American Express Co.	11,030	1,528,979
Ameriprise Financial, Inc.	1,925	457,534
BlackRock, Inc.	2,557	1,557,315
Capital One Financial Corp.	7,144	744,334
Cboe Global Markets, Inc.	1,775	200,912
CME Group, Inc.	6,451	1,320,520
Discover Financial Services	5,207	492,478
Franklin Resources, Inc.	4,610	107,459
Intercontinental Exchange, Inc.	10,100	949,804
Invesco Ltd.	6,199	99,990
Mastercard, Inc., Class A	15,440	4,871,011
Nasdaq, Inc.	2,130	324,910
Raymond James Financial, Inc.	3,539	316,422
Synchrony Financial	9,056	250,127
T. Rowe Price Group, Inc.	4,148	471,254
The Charles Schwab Corp.	26,957	1,703,143
Visa, Inc., Class A	29,503	5,808,846
		21,205,038
Electric — 2.9%
Alliant Energy Corp.	4,369	256,067
Ameren Corp.	4,702	424,873
American Electric Power Co., Inc.	9,063	869,504
CenterPoint Energy, Inc.	10,932	323,369
CMS Energy Corp.	5,269	355,658
Consolidated Edison, Inc.	6,386	607,309
Constellation Energy Corp.	5,611	321,286
Dominion Energy, Inc.	14,551	1,161,315
DTE Energy Co.	3,524	446,667
Duke Energy Corp.	13,803	1,479,820
Edison International	6,882	435,218
Entergy Corp.	3,645	410,573
Evergy, Inc.	4,003	261,196
Eversource Energy	6,215	524,981
Exelon Corp.	17,638	799,354
FirstEnergy Corp.	9,833	377,489
NextEra Energy, Inc.	35,139	2,721,867
NRG Energy, Inc.	4,337	165,543
Pinnacle West Capital Corp.	1,859	135,930
PPL Corp.	13,003	352,771
Public Service Enterprise Group, Inc.	9,130	577,746
Sempra Energy	5,746	863,451
The AES Corp.	11,235	236,047
The Southern Co.	19,024	1,356,601
WEC Energy Group, Inc.	5,699	573,547
Xcel Energy, Inc.	9,713	687,292
		16,725,474

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,185	$ 459,890
Emerson Electric Co.	10,681	849,567
Generac Holdings, Inc.*	1,089	229,321
		1,538,778
Electronics — 1.0%
Agilent Technologies, Inc.	5,416	643,258
Allegion PLC	1,496	146,458
Amphenol Corp., Class A	10,789	694,596
Fortive Corp.	6,268	340,854
Garmin Ltd.	2,774	272,546
Honeywell International, Inc.	12,286	2,135,430
Keysight Technologies, Inc.*	3,312	456,559
Mettler-Toledo International, Inc.*	416	477,888
TE Connectivity Ltd.	5,865	663,625
Trimble, Inc.*	4,300	250,389
		6,081,603
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc.*	2,424	473,262
SolarEdge Technologies, Inc.*	1,016	278,059
		751,321
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,355	299,391
Entertainment — 0.1%
Caesars Entertainment, Inc.*	3,669	140,523
Live Nation Entertainment, Inc.*	2,352	194,228
Penn National Gaming, Inc.*	2,612	79,457
		414,208
Environmental Control — 0.3%
Pentair PLC	2,923	133,786
Republic Services, Inc.	3,778	494,427
Waste Management, Inc.	6,916	1,058,009
		1,686,222
Food — 1.2%
Campbell Soup Co.	3,301	158,613
Conagra Brands, Inc.	8,186	280,289
General Mills, Inc.	10,865	819,764
Hormel Foods Corp.	5,169	244,804
Kellogg Co.	4,489	320,245
Lamb Weston Holdings, Inc.	2,600	185,796
McCormick & Co., Inc.	4,531	377,206
Mondelez International, Inc., Class A	24,905	1,546,351
Sysco Corp.	9,139	774,165
The Hershey Co.	2,647	569,529
The J.M. Smucker Co.	1,836	235,026
The Kraft Heinz Co.	12,378	472,097
The Kroger Co.	12,069	571,226
Tyson Foods, Inc., Class A	5,052	434,775
		6,989,886
Forest Products & Paper — 0.0%
International Paper Co.	6,646	278,002
	Number of Shares	Value†

Gas — 0.1%
Atmos Energy Corp.	2,548	$ 285,631
NiSource, Inc.	6,920	204,071
		489,702
Hand & Machine Tools — 0.1%
Snap-on, Inc.	901	177,524
Stanley Black & Decker, Inc.	2,788	292,350
		469,874
Healthcare Products — 3.8%
Abbott Laboratories	31,395	3,411,067
ABIOMED, Inc.*	773	191,325
Align Technology, Inc.*	1,334	315,718
Baxter International, Inc.	9,031	580,061
Bio-Techne Corp.	680	235,715
Boston Scientific Corp.*	25,622	954,932
Danaher Corp.	11,590	2,938,297
DENTSPLY SIRONA, Inc.	3,666	130,986
Edwards Lifesciences Corp.*	11,221	1,067,005
Henry Schein, Inc.*	2,410	184,943
Hologic, Inc.*	4,338	300,623
IDEXX Laboratories, Inc.*	1,532	537,318
Intuitive Surgical, Inc.*	6,422	1,288,960
Medtronic PLC	24,090	2,162,078
PerkinElmer, Inc.	2,172	308,902
ResMed, Inc.	2,641	553,633
STERIS PLC	1,818	374,781
Stryker Corp.	6,028	1,199,150
Teleflex, Inc.	811	199,384
The Cooper Cos., Inc.	837	262,081
Thermo Fisher Scientific, Inc.	7,052	3,831,211
Waters Corp.*	1,108	366,726
West Pharmaceutical Services, Inc.	1,349	407,897
Zimmer Biomet Holdings, Inc.	3,815	400,804
		22,203,597
Healthcare Services — 2.7%
Catalent, Inc.*	3,102	332,813
Centene Corp.*	10,501	888,490
Charles River Laboratories International, Inc.*	877	187,652
DaVita, Inc.*	1,114	89,075
Elevance Health, Inc.	4,350	2,099,223
HCA Healthcare, Inc.	4,139	695,600
Humana, Inc.	2,310	1,081,242
IQVIA Holdings, Inc.*	3,442	746,879
Laboratory Corp. of America Holdings	1,613	378,023
Molina Healthcare, Inc.*	1,000	279,610
Quest Diagnostics, Inc.	2,068	275,003
UnitedHealth Group, Inc.	16,842	8,650,556
Universal Health Services, Inc., Class B	1,198	120,651
		15,824,817
Home Builders — 0.2%
D.R. Horton, Inc.	5,850	387,211
Lennar Corp., Class A	4,543	320,600
NVR, Inc.*	57	228,236

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
PulteGroup, Inc.	4,322	$ 171,281
		1,107,328
Home Furnishings — 0.0%
Whirlpool Corp.	1,045	161,839
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,404	227,265
Church & Dwight Co., Inc.	4,176	386,948
Kimberly-Clark Corp.	6,065	819,685
The Clorox Co.	2,124	299,442
		1,733,340
Housewares — 0.0%
Newell Brands, Inc.	6,181	117,686
Insurance — 3.7%
Aflac, Inc.	10,826	599,003
American International Group, Inc.	14,228	727,478
Aon PLC, Class A	3,861	1,041,234
Arthur J. Gallagher & Co.	3,762	613,356
Assurant, Inc.	984	170,084
Berkshire Hathaway, Inc., Class B*	32,420	8,851,308
Brown & Brown, Inc.	4,000	233,360
Chubb Ltd.	7,726	1,518,777
Cincinnati Financial Corp.	2,604	309,824
Everest Re Group Ltd.	724	202,923
Globe Life, Inc.	1,660	161,800
Lincoln National Corp.	2,809	131,377
Loews Corp.	3,414	202,314
Marsh & McLennan Cos., Inc.	9,061	1,406,720
MetLife, Inc.	12,630	793,038
Principal Financial Group, Inc.	4,125	275,509
Prudential Financial, Inc.	6,815	652,059
The Allstate Corp.	5,061	641,381
The Hartford Financial Services Group, Inc.	6,070	397,160
The Progressive Corp.	10,494	1,220,137
The Travelers Cos., Inc.	4,345	734,870
W.R. Berkley Corp.	3,665	250,173
Willis Towers Watson PLC	2,034	401,491
		21,535,376
Internet — 8.8%
Alphabet, Inc., Class A*	5,390	11,746,211
Alphabet, Inc., Class C*	4,941	10,808,190
Amazon.com, Inc.*	157,072	16,682,617
Booking Holdings, Inc.*	737	1,289,006
CDW Corp.	2,460	387,598
eBay, Inc.	10,235	426,492
Etsy, Inc.*	2,200	161,062
Expedia Group, Inc.*	2,586	245,230
F5, Inc.*	1,076	164,671
Match Group, Inc.*	5,133	357,719
Meta Platforms, Inc., Class A*	41,116	6,629,955
Netflix, Inc.*	7,965	1,392,840
NortonLifeLock, Inc.	9,740	213,890
	Number of Shares	Value†

Internet — (continued)
Twitter, Inc.*	14,439	$ 539,874
VeriSign, Inc.*	1,762	294,836
		51,340,191
Iron & Steel — 0.1%
Nucor Corp.	4,910	512,653
Leisure Time — 0.1%
Carnival Corp.*	13,604	117,675
Norwegian Cruise Line Holdings Ltd.*	7,409	82,388
Royal Caribbean Cruises Ltd.*	3,857	134,648
		334,711
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,028	560,321
Las Vegas Sands Corp.*	5,905	198,349
Marriott International, Inc., Class A	4,926	669,985
MGM Resorts International	6,921	200,363
Wynn Resorts Ltd.*	1,735	98,860
		1,727,878
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	9,694	1,732,899
Machinery — Diversified — 0.7%
Deere & Co.	5,029	1,506,035
Dover Corp.	2,461	298,568
IDEX Corp.	1,300	236,119
Ingersoll Rand, Inc.	7,057	296,959
Nordson Corp.	900	182,196
Otis Worldwide Corp.	7,676	542,463
Rockwell Automation, Inc.	2,017	402,008
Westinghouse Air Brake Technologies Corp.	3,258	267,417
Xylem, Inc.	3,067	239,778
		3,971,543
Media — 1.5%
Charter Communications, Inc., Class A*	2,143	1,004,060
Comcast Corp., Class A	80,159	3,145,439
DISH Network Corp., Class A*	4,152	74,445
FactSet Research Systems, Inc.	645	248,048
Fox Corp., Class A	5,368	172,635
Fox Corp., Class B	2,720	80,784
News Corp., Class A	6,937	108,078
News Corp., Class B	1,762	27,998
Paramount Global, Class B	10,467	258,326
The Walt Disney Co.*	32,593	3,076,779
Warner Bros Discovery, Inc.*	39,902	535,485
		8,732,077
Mining — 0.3%
Freeport-McMoRan, Inc.	26,388	772,113
Newmont Corp.	14,341	855,727
		1,627,840

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.0%
3M Co.	10,248	$ 1,326,194
A.O. Smith Corp.	2,201	120,351
Eaton Corp. PLC	7,166	902,844
General Electric Co.	19,727	1,256,018
Illinois Tool Works, Inc.	5,135	935,854
Parker-Hannifin Corp.	2,318	570,344
Textron, Inc.	3,865	236,035
Trane Technologies PLC	4,218	547,792
		5,895,432
Office & Business Equipment — 0.0%
Zebra Technologies Corp., Class A*	967	284,250
Oil & Gas — 3.7%
APA Corp.	6,242	217,846
Chevron Corp.	35,294	5,109,865
ConocoPhillips	23,322	2,094,549
Coterra Energy, Inc.	14,725	379,758
Devon Energy Corp.	11,334	624,617
Diamondback Energy, Inc.	3,082	373,384
EOG Resources, Inc.	10,500	1,159,620
Exxon Mobil Corp.	75,711	6,483,890
Hess Corp.	4,975	527,052
Marathon Oil Corp.	12,219	274,683
Marathon Petroleum Corp.	9,720	799,081
Occidental Petroleum Corp.	15,950	939,136
Phillips 66	8,725	715,363
Pioneer Natural Resources Co.	4,079	909,943
Valero Energy Corp.	7,350	781,158
		21,389,945
Oil & Gas Services — 0.3%
Baker Hughes Co.	16,364	472,429
Halliburton Co.	16,218	508,597
Schlumberger Ltd. N.V.	25,215	901,688
		1,882,714
Packaging and Containers — 0.2%
Amcor PLC	26,132	324,821
Ball Corp.	5,874	403,955
Packaging Corp. of America	1,598	219,725
Sealed Air Corp.	2,463	142,164
Westrock Co.	4,629	184,419
		1,275,084
Pharmaceuticals — 6.7%
AbbVie, Inc.	31,632	4,844,757
AmerisourceBergen Corp.	2,605	368,555
Becton Dickinson and Co.	5,113	1,260,508
Bristol-Myers Squibb Co.	38,117	2,935,009
Cardinal Health, Inc.	4,830	252,464
Cigna Corp.	5,690	1,499,429
CVS Health Corp.	23,516	2,178,993
Dexcom, Inc.*	7,008	522,306
Eli Lilly & Co.	14,207	4,606,336
Johnson & Johnson	47,253	8,387,880
McKesson Corp.	2,695	879,136
	Number of Shares	Value†

Pharmaceuticals — (continued)
Merck & Co., Inc.	45,204	$ 4,121,249
Organon & Co.	4,483	151,301
Pfizer, Inc.	100,416	5,264,811
Viatris, Inc.	20,379	213,368
Zoetis, Inc.	8,491	1,459,518
		38,945,620
Pipelines — 0.3%
Kinder Morgan, Inc.	35,171	589,466
ONEOK, Inc.	8,065	447,608
The Williams Cos., Inc.	21,892	683,249
		1,720,323
Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,791	426,275
Retail — 5.0%
Advance Auto Parts, Inc.	1,035	179,148
AutoZone, Inc.*	372	799,473
Bath & Body Works, Inc.	4,228	113,818
Best Buy Co., Inc.	3,718	242,376
CarMax, Inc.*	2,770	250,630
Chipotle Mexican Grill, Inc.*	507	662,781
Costco Wholesale Corp.	7,936	3,803,566
Darden Restaurants, Inc.	2,210	249,995
Dollar General Corp.	4,165	1,022,257
Dollar Tree, Inc.*	4,057	632,283
Domino's Pizza, Inc.	623	242,789
Genuine Parts Co.	2,449	325,717
Lowe's Cos., Inc.	11,858	2,071,237
McDonald's Corp.	13,259	3,273,382
O'Reilly Automotive, Inc.*	1,214	766,957
Ross Stores, Inc.	6,389	448,699
Starbucks Corp.	20,632	1,576,078
Target Corp.	8,260	1,166,560
The Home Depot, Inc.	18,508	5,076,189
The TJX Cos., Inc.	21,415	1,196,028
Tractor Supply Co.	2,063	399,912
Ulta Beauty, Inc.*	941	362,737
Walgreens Boots Alliance, Inc.	12,944	490,578
Walmart, Inc.	25,327	3,079,257
Yum! Brands, Inc.	5,215	591,955
		29,024,402
Semiconductors — 5.0%
Advanced Micro Devices, Inc.*	29,277	2,238,812
Analog Devices, Inc.	9,425	1,376,898
Applied Materials, Inc.	15,927	1,449,038
Broadcom, Inc.	7,321	3,556,615
Intel Corp.	73,526	2,750,608
KLA Corp.	2,711	865,026
Lam Research Corp.	2,505	1,067,506
Microchip Technology, Inc.	10,028	582,426
Micron Technology, Inc.	20,106	1,111,460
Monolithic Power Systems, Inc.	748	287,262
NVIDIA Corp.	44,876	6,802,753
NXP Semiconductors N.V.	4,786	708,471

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
ON Semiconductor Corp.*	7,901	$ 397,499
Qorvo, Inc.*	1,996	188,263
QUALCOMM, Inc.	20,182	2,578,049
Skyworks Solutions, Inc.	2,863	265,228
Teradyne, Inc.	2,800	250,740
Texas Instruments, Inc.	16,540	2,541,371
		29,018,025
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	650	141,583
Software — 9.7%
Activision Blizzard, Inc.	13,997	1,089,806
Adobe, Inc.*	8,444	3,091,011
Akamai Technologies, Inc.*	2,835	258,921
ANSYS, Inc.*	1,499	358,696
Autodesk, Inc.*	3,963	681,477
Broadridge Financial Solutions, Inc.	2,128	303,346
Cadence Design Systems, Inc.*	4,991	748,800
Ceridian HCM Holding, Inc.*	2,300	108,284
Citrix Systems, Inc.	2,185	212,316
Electronic Arts, Inc.	5,070	616,765
Fidelity National Information Services, Inc.	10,941	1,002,961
Fiserv, Inc.*	10,681	950,289
Intuit, Inc.	5,075	1,956,108
Jack Henry & Associates, Inc.	1,276	229,706
Microsoft Corp.	134,234	34,475,318
MSCI, Inc.	1,467	604,624
Oracle Corp.	28,236	1,972,849
Paychex, Inc.	5,786	658,852
Paycom Software, Inc.*	848	237,542
PTC, Inc.*	1,848	196,516
Roper Technologies, Inc.	1,900	749,835
Salesforce.com, Inc.*	17,803	2,938,207
ServiceNow, Inc.*	3,586	1,705,215
Synopsys, Inc.*	2,761	838,516
Take-Two Interactive Software, Inc.*	2,750	336,958
Tyler Technologies, Inc.*	709	235,728
		56,558,646
Telecommunications — 2.2%
Arista Networks, Inc.*	4,070	381,522
AT&T, Inc.	127,899	2,680,763
Cisco Systems, Inc.	74,365	3,170,923
Corning, Inc.	13,818	435,405
Juniper Networks, Inc.	5,318	151,563
Lumen Technologies, Inc.	15,200	165,832
Motorola Solutions, Inc.	3,046	638,442
T-Mobile US, Inc.*	10,537	1,417,648
Verizon Communications, Inc.	75,132	3,812,949
		12,855,047
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	185,868
	Number of Shares	Value†

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	2,277	$ 230,819
CSX Corp.	39,828	1,157,402
Expeditors International of Washington, Inc.	3,086	300,762
FedEx Corp.	4,381	993,217
J.B. Hunt Transport Services, Inc.	1,537	242,031
Norfolk Southern Corp.	4,310	979,620
Old Dominion Freight Line, Inc.	1,688	432,601
Union Pacific Corp.	11,261	2,401,746
United Parcel Service, Inc., Class B	13,212	2,411,718
		9,149,916
Water — 0.1%
American Water Works Co., Inc.	3,286	488,858
TOTAL COMMON STOCKS (Cost $308,950,292)		556,185,506

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.4%
AvalonBay Communities, Inc.	2,436	473,193
Camden Property Trust	1,955	262,908
Equity Residential	6,189	446,970
Essex Property Trust, Inc.	1,194	312,243
Mid-America Apartment Communities, Inc.	2,096	366,108
UDR, Inc.	5,193	239,086
		2,100,508
Diversified — 1.2%
American Tower Corp.	8,328	2,128,554
Crown Castle International Corp.	7,759	1,306,461
Digital Realty Trust, Inc.	5,115	664,081
Duke Realty Corp.	6,912	379,814
Equinix, Inc.	1,618	1,063,058
SBA Communications Corp.	1,963	628,258
VICI Properties, Inc.	17,262	514,235
Weyerhaeuser Co.	13,520	447,782
		7,132,243
Healthcare — 0.2%
Healthpeak Properties, Inc.	9,163	237,413
Ventas, Inc.	7,247	372,713
Welltower, Inc.	8,225	677,329
		1,287,455
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	12,461	195,388
Industrial — 0.3%
Prologis, Inc.	13,273	1,561,568
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,708	392,741
Boston Properties, Inc.	2,423	215,598
Vornado Realty Trust	2,813	80,424
		688,763

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.1%
Simon Property Group, Inc.	5,931	$ 562,971
Single Tenant — 0.1%
Realty Income Corp.	10,868	741,850
Storage & Warehousing — 0.3%
Extra Space Storage, Inc.	2,428	413,052
Iron Mountain, Inc.	5,293	257,716
Public Storage	2,745	858,279
		1,529,047
Strip Centers — 0.1%
Federal Realty OP LP	1,233	118,047
Kimco Realty Corp.	10,412	205,845
Regency Centers Corp.	2,676	158,714
		482,606
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,370,005)		16,282,399

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $6,322,352)	6,322,352	6,322,352
TOTAL INVESTMENTS — 99.6% (Cost $326,642,649)		$ 578,790,257
Other Assets & Liabilities — 0.4%		2,121,892
TOTAL NET ASSETS — 100.0%		$ 580,912,149

†	See Security Valuation Note.
*	Non-income producing security.

LP— Limited Partnership.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$556,185,506	$556,185,506	$—	$—
Real Estate Investment Trusts	16,282,399	16,282,399	—	—
Short-Term Investments	6,322,352	6,322,352	—	—
Total Investments	$ 578,790,257	$ 578,790,257	$ —	$ —
Other Financial Instruments(1)
Futures Contracts	$ 10,763	$ 10,763	$—	$—
Total Assets—Other Financial Instruments	$ 10,763	$ 10,763	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	09/16/22	35	50	$3,790	$6,631,625	$10,763	$—
							$10,763	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.4%
Advertising — 1.0%
The Trade Desk, Inc., Class A*	32,192	$ 1,348,523
Aerospace & Defense — 1.9%
HEICO Corp., Class A	24,889	2,622,803
Apparel — 2.1%
Levi Strauss & Co., Class A	98,032	1,599,882
On Holding AG, Class A*	70,724	1,251,108
		2,850,990
Auto Parts & Equipment — 1.9%
BorgWarner, Inc.	78,999	2,636,197
Banks — 3.1%
First Republic Bank	18,939	2,731,004
Pinnacle Financial Partners, Inc.	20,554	1,486,260
		4,217,264
Beverages — 1.3%
Brown-Forman Corp., Class B	24,456	1,715,833
Biotechnology — 5.7%
Genmab A/S, ADR*	66,766	2,169,227
Horizon Therapeutics PLC*	32,330	2,578,641
Seagen, Inc.*	17,004	3,008,688
		7,756,556
Building Materials — 1.7%
Trex Co., Inc.*	42,294	2,301,639
Commercial Services — 7.7%
Clarivate PLC*	111,709	1,548,287
CoStar Group, Inc.*	87,343	5,276,390
MarketAxess Holdings, Inc.	14,414	3,690,128
		10,514,805
Computers — 2.7%
Crowdstrike Holdings, Inc., Class A*	15,336	2,585,036
Genpact Ltd.	25,311	1,072,174
		3,657,210
Distribution & Wholesale — 3.0%
Fastenal Co.	42,195	2,106,375
Pool Corp.	5,810	2,040,646
		4,147,021
Electrical Components & Equipment — 3.9%
Generac Holdings, Inc.*	8,169	1,720,228
Littelfuse, Inc.	2,200	558,888
Novanta, Inc.*	11,803	1,431,350
Universal Display Corp.	16,494	1,668,203
		5,378,669
Electronics — 7.2%
Agilent Technologies, Inc.	15,223	1,808,036
II-VI, Inc.*	57,301	2,919,486
Keysight Technologies, Inc.*	20,454	2,819,584
Trimble, Inc.*	38,245	2,227,006
		9,774,112
	Number of Shares	Value†

Entertainment — 1.4%
Vail Resorts, Inc.	9,010	$ 1,964,630
Healthcare Products — 9.9%
ABIOMED, Inc.*	9,125	2,258,529
Bio-Techne Corp.	6,403	2,219,536
Edwards Lifesciences Corp.*	23,817	2,264,759
Envista Holdings Corp.*	64,152	2,472,418
Intuitive Surgical, Inc.*	10,081	2,023,357
Repligen Corp.*	14,143	2,296,823
		13,535,422
Housewares — 1.0%
The Scotts Miracle-Gro Co.	16,690	1,318,343
Insurance — 0.8%
Kinsale Capital Group, Inc.	4,948	1,136,259
Internet — 2.5%
Pinterest, Inc., Class A*	122,877	2,231,446
Shutterstock, Inc.	20,282	1,162,362
		3,393,808
Machinery — Diversified — 1.2%
IDEX Corp.	9,245	1,679,169
Miscellaneous Manufacturing — 1.6%
A.O. Smith Corp.	39,623	2,166,586
Pharmaceuticals — 2.9%
Dexcom, Inc.*	52,048	3,879,137
Retail — 9.3%
Burlington Stores, Inc.*	3,944	537,291
Chipotle Mexican Grill, Inc.*	3,270	4,274,740
Floor & Decor Holdings, Inc., Class A*	18,437	1,160,794
Lululemon Athletica, Inc.*	6,586	1,795,409
National Vision Holdings, Inc.*	51,309	1,410,998
Petco Health & Wellness Co., Inc.*	72,600	1,070,124
Ulta Beauty, Inc.*	6,458	2,489,430
		12,738,786
Semiconductors — 10.6%
Azenta, Inc.	24,316	1,753,183
Marvell Technology, Inc.	61,136	2,661,250
Microchip Technology, Inc.	47,389	2,752,353
Monolithic Power Systems, Inc.	11,367	4,365,383
Teradyne, Inc.	33,114	2,965,359
		14,497,528
Software — 11.5%
DocuSign, Inc.*	31,578	1,811,945
Electronic Arts, Inc.	18,698	2,274,612
Five9, Inc.*	23,862	2,174,783
Guidewire Software, Inc.*	22,025	1,563,555
Paycom Software, Inc.*	9,581	2,683,830
Tyler Technologies, Inc.*	7,910	2,629,917
Workiva, Inc.*	19,600	1,293,404

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
ZoomInfo Technologies, Inc.*	37,744	$ 1,254,610
		15,686,656
Telecommunications — 2.5%
Arista Networks, Inc.*	36,822	3,451,694
TOTAL COMMON STOCKS (Cost $119,445,020)		134,369,640

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $866,961)	866,961	866,961
TOTAL INVESTMENTS — 99.1% (Cost $120,311,981)		$ 135,236,601
Other Assets & Liabilities — 0.9%		1,294,488
TOTAL NET ASSETS — 100.0%		$ 136,531,089
Number of Contracts
WRITTEN OPTIONS — (0.2)%
Put Options Written
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(189,288))	46	$ (232,300)

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
Country Weightings as of 6/30/2022††
United States	95%
Denmark	2
Canada	1
United Kingdom	1
Switzerland	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$134,369,640	$134,369,640	$—	$—
Short-Term Investments	866,961	866,961	—	—
Total Investments	$ 135,236,601	$ 135,236,601	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(232,300)	$(232,300)	$—	$—
Total Liabilities—Other Financial Instruments	$ (232,300)	$ (232,300)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Cap Growth Fund
Open written options contracts held by the Fund at June 30, 2022 are as follows:
Open Written Options
Exchange Traded
Put Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Shutterstock, Inc.	46	$506,000	$110	08/19/22	$(232,300)
Total Written Options					$(232,300)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 89.4%
Aerospace & Defense — 0.5%
L3Harris Technologies, Inc.	1,871	$ 452,221
Airlines — 1.5%
Southwest Airlines Co.*	35,638	1,287,245
Apparel — 0.7%
Hanesbrands, Inc.	59,470	611,946
Auto Parts & Equipment — 1.8%
Aptiv PLC*	8,043	716,390
Autoliv, Inc.	11,628	832,216
		1,548,606
Banks — 7.5%
Citizens Financial Group, Inc.	33,082	1,180,696
Fifth Third Bancorp	23,616	793,498
First Horizon Corp.	31,191	681,835
Regions Financial Corp.	58,713	1,100,869
State Street Corp.	24,178	1,490,574
Synovus Financial Corp.	16,067	579,215
Webster Financial Corp.	15,014	632,840
		6,459,527
Biotechnology — 1.5%
Corteva, Inc.	23,937	1,295,949
Building Materials — 0.8%
Martin Marietta Materials, Inc.	2,189	655,036
Chemicals — 3.3%
Axalta Coating Systems Ltd.*	38,370	848,361
DuPont de Nemours, Inc.	19,951	1,108,876
Westlake Corp.	8,736	856,303
		2,813,540
Commercial Services — 1.8%
Global Payments, Inc.	13,672	1,512,670
Electric — 5.9%
Alliant Energy Corp.	34,778	2,038,339
DTE Energy Co.	9,959	1,262,303
Entergy Corp.	15,313	1,724,856
		5,025,498
Electrical Components & Equipment — 2.8%
Acuity Brands, Inc.	6,871	1,058,409
AMETEK, Inc.	12,593	1,383,845
		2,442,254
Electronics — 2.6%
Agilent Technologies, Inc.	8,369	993,986
Vontier Corp.	54,831	1,260,565
		2,254,551
Environmental Control — 1.9%
Waste Connections, Inc.	13,010	1,612,720
Food — 2.9%
Kellogg Co.	12,656	902,879
	Number of Shares	Value†

Food — (continued)
Lamb Weston Holdings, Inc.	21,887	$ 1,564,045
		2,466,924
Hand & Machine Tools — 1.4%
Lincoln Electric Holdings, Inc.	9,467	1,167,849
Healthcare Products — 4.9%
Envista Holdings Corp.*	42,325	1,631,205
Globus Medical, Inc., Class A*	20,776	1,166,365
Henry Schein, Inc.*	18,176	1,394,826
		4,192,396
Healthcare Services — 3.7%
Humana, Inc.	1,646	770,443
Laboratory Corp. of America Holdings	10,311	2,416,486
		3,186,929
Insurance — 8.0%
Globe Life, Inc.	14,173	1,381,442
Reinsurance Group of America, Inc.	9,114	1,068,981
RenaissanceRe Holdings Ltd.	15,534	2,429,052
The Hartford Financial Services Group, Inc.	30,739	2,011,253
		6,890,728
Internet — 1.2%
F5, Inc.*	6,869	1,051,232
Machinery — Construction & Mining — 3.1%
BWX Technologies, Inc.	33,312	1,835,158
Oshkosh Corp.	10,515	863,702
		2,698,860
Media — 2.4%
Fox Corp., Class B	42,993	1,276,892
Warner Bros Discovery, Inc.*	59,260	795,269
		2,072,161
Miscellaneous Manufacturing — 1.1%
Carlisle Cos., Inc.	3,946	941,555
Oil & Gas — 4.0%
Coterra Energy, Inc.	79,152	2,041,330
Pioneer Natural Resources Co.	6,260	1,396,481
		3,437,811
Oil & Gas Services — 2.0%
Baker Hughes Co.	59,767	1,725,473
Packaging and Containers — 1.7%
Graphic Packaging Holding Co.	69,619	1,427,190
Pharmaceuticals — 1.8%
Cardinal Health, Inc.	29,165	1,524,455
Retail — 7.5%
AutoZone, Inc.*	724	1,555,963
Burlington Stores, Inc.*	4,080	555,818
Casey's General Stores, Inc.	10,367	1,917,688
MSC Industrial Direct Co., Inc., Class A	17,623	1,323,664

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
O'Reilly Automotive, Inc.*	1,765	$ 1,115,056
		6,468,189
Semiconductors — 2.4%
Lam Research Corp.	809	344,756
Microchip Technology, Inc.	12,775	741,972
Teradyne, Inc.	10,695	957,737
		2,044,465
Software — 6.5%
Activision Blizzard, Inc.	17,926	1,395,718
Black Knight, Inc.*	17,179	1,123,335
ManTech International Corp., Class A	12,971	1,238,082
Synopsys, Inc.*	2,387	724,932
Take-Two Interactive Software, Inc.*	8,872	1,087,086
		5,569,153
Transportation — 1.2%
Canadian Pacific Railway Ltd.	14,197	991,518
Trucking and Leasing — 1.0%
GATX Corp.	9,320	877,571
TOTAL COMMON STOCKS (Cost $70,726,437)		76,706,222

REAL ESTATE INVESTMENT TRUSTS — 8.8%
Apartments — 1.1%
Equity Residential	13,151	949,765
Diversified — 2.2%
Lamar Advertising Co., Class A	10,166	894,303
Weyerhaeuser Co.	30,481	1,009,531
		1,903,834
Hotels & Resorts — 2.7%
Apple Hospitality REIT, Inc.	86,206	1,264,642
Sunstone Hotel Investors, Inc.*	99,694	988,964
		2,253,606
Manufactured Homes — 2.8%
Equity LifeStyle Properties, Inc.	34,387	2,423,252
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,252,950)		7,530,457

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,997,592)	1,997,592	1,997,592
TOTAL INVESTMENTS — 100.5% (Cost $79,976,979)		$ 86,234,271
Other Assets & Liabilities — (0.5)%		(395,631)
TOTAL NET ASSETS — 100.0%		$ 85,838,640

†	See Security Valuation Note.
*	Non-income producing security.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Country Weightings as of 6/30/2022††
United States	94%
Bermuda	3
Canada	1
Sweden	1
Ireland	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$76,706,222	$76,706,222	$—	$—
Real Estate Investment Trusts	7,530,457	7,530,457	—	—
Short-Term Investments	1,997,592	1,997,592	—	—
Total Investments	$ 86,234,271	$ 86,234,271	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 87.9%
Airlines — 1.8%
Southwest Airlines Co.*	41,104	$ 1,484,677
Auto Manufacturers — 1.5%
Cummins, Inc.	4,308	833,727
PACCAR, Inc.	4,577	376,870
		1,210,597
Auto Parts & Equipment — 2.1%
Aptiv PLC*	3,266	290,903
BorgWarner, Inc.	34,844	1,162,744
Bridgestone Corp.	7,000	255,380
		1,709,027
Banks — 10.8%
Commerce Bancshares, Inc.	1,858	121,978
First Hawaiian, Inc.	52,912	1,201,632
Northern Trust Corp.	22,009	2,123,428
Prosperity Bancshares, Inc.	18,568	1,267,637
State Street Corp.	5,054	311,579
The Bank of New York Mellon Corp.	48,680	2,030,443
Truist Financial Corp.	28,879	1,369,731
Westamerica BanCorp	9,641	536,618
		8,963,046
Building Materials — 0.8%
Cie de Saint-Gobain	16,511	708,459
Chemicals — 1.5%
Akzo Nobel N.V.	9,641	632,668
Axalta Coating Systems Ltd.*	29,505	652,355
		1,285,023
Computers — 1.8%
Amdocs Ltd.	8,676	722,798
HP, Inc.	24,044	788,162
		1,510,960
Diversified Financial Services — 2.8%
Ameriprise Financial, Inc.	3,950	938,836
T. Rowe Price Group, Inc.	12,473	1,417,058
		2,355,894
Electric — 5.4%
Edison International	27,712	1,752,507
Evergy, Inc.	4,092	267,003
Eversource Energy	4,033	340,667
NorthWestern Corp.	20,251	1,193,391
Pinnacle West Capital Corp.	13,330	974,690
		4,528,258
Electrical Components & Equipment — 2.1%
Emerson Electric Co.	21,569	1,715,598
Electronics — 3.5%
Atkore, Inc.*	4,745	393,882
Hubbell, Inc.	1,738	310,372
nVent Electric PLC	42,537	1,332,684
	Number of Shares	Value†

Electronics — (continued)
TE Connectivity Ltd.	7,625	$ 862,769
		2,899,707
Engineering & Construction — 0.6%
Vinci S.A.	5,161	459,504
Environmental Control — 0.5%
Republic Services, Inc.	3,042	398,107
Food — 6.3%
Conagra Brands, Inc.	52,072	1,782,945
General Mills, Inc.	3,874	292,293
Kellogg Co.	4,121	293,992
Koninklijke Ahold Delhaize N.V.	58,792	1,531,651
Orkla ASA	67,312	537,966
The J.M. Smucker Co.	6,356	813,632
		5,252,479
Food Service — 1.0%
Sodexo S.A.	11,900	836,279
Forest Products & Paper — 0.7%
Mondi PLC	34,377	608,876
Gas — 2.0%
Atmos Energy Corp.	2,836	317,916
Spire, Inc.	17,922	1,332,859
		1,650,775
Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	3,286	344,570
Healthcare Products — 6.3%
Baxter International, Inc.	6,383	409,980
DENTSPLY SIRONA, Inc.	15,144	541,095
Henry Schein, Inc.*	17,037	1,307,419
Koninklijke Philips N.V.	16,284	350,595
Zimmer Biomet Holdings, Inc.	24,755	2,600,760
		5,209,849
Healthcare Services — 3.5%
Quest Diagnostics, Inc.	12,312	1,637,250
Universal Health Services, Inc., Class B	12,595	1,268,442
		2,905,692
Household Products & Wares — 1.7%
Kimberly-Clark Corp.	10,206	1,379,341
Insurance — 6.5%
Aflac, Inc.	19,031	1,052,985
Chubb Ltd.	2,119	416,553
Reinsurance Group of America, Inc.	13,092	1,535,561
The Allstate Corp.	14,054	1,781,063
The Hanover Insurance Group, Inc.	4,552	665,730
		5,451,892
Internet — 1.0%
F5, Inc.*	5,495	840,955

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 0.6%
Polaris, Inc.	5,243	$ 520,525
Machinery — Construction & Mining — 1.5%
Oshkosh Corp.	15,550	1,277,277
Machinery — Diversified — 0.5%
IMI PLC	27,384	391,014
Media — 1.4%
Fox Corp., Class B	39,167	1,163,260
Oil & Gas — 2.9%
Devon Energy Corp.	14,009	772,036
Diamondback Energy, Inc.	3,475	420,996
Phillips 66	8,229	674,696
Pioneer Natural Resources Co.	2,416	538,961
		2,406,689
Oil & Gas Services — 0.9%
Baker Hughes Co.	25,217	728,015
Packaging and Containers — 2.4%
Amcor PLC	20,736	257,749
Packaging Corp. of America	6,620	910,250
Sonoco Products Co.	15,135	863,300
		2,031,299
Pharmaceuticals — 3.0%
AmerisourceBergen Corp.	6,964	985,267
Becton Dickinson and Co.	1,738	428,469
Cardinal Health, Inc.	11,117	581,086
Embecta Corp.*	19,383	490,777
		2,485,599
Retail — 6.3%
Advance Auto Parts, Inc.	8,738	1,512,460
Beacon Roofing Supply, Inc.*	10,307	529,368
Cracker Barrel Old Country Store, Inc.	3,764	314,256
Dollar Tree, Inc.*	9,736	1,517,356
MSC Industrial Direct Co., Inc., Class A	18,403	1,382,249
		5,255,689
Savings & Loans — 0.4%
Capitol Federal Financial, Inc.	38,344	351,998
Semiconductors — 0.4%
Applied Materials, Inc.	3,317	301,781
Shipbuilding — 1.1%
Huntington Ingalls Industries, Inc.	4,154	904,824
Software — 1.0%
Open Text Corp.	21,950	830,588
Telecommunications — 0.3%
Juniper Networks, Inc.	9,793	279,101
	Number of Shares	Value†

Transportation — 0.6%
Heartland Express, Inc.	38,159	$ 530,792
TOTAL COMMON STOCKS (Cost $76,180,192)		73,168,016

REAL ESTATE INVESTMENT TRUSTS — 8.2%
Apartments — 0.9%
Essex Property Trust, Inc.	2,818	736,935
Diversified — 2.6%
Equinix, Inc.	1,694	1,112,992
VICI Properties, Inc.	25,320	754,283
Weyerhaeuser Co.	8,867	293,675
		2,160,950
Healthcare — 2.6%
Healthcare Trust of America, Inc., Class A	32,168	897,809
Healthpeak Properties, Inc.	48,908	1,267,206
		2,165,015
Single Tenant — 0.8%
Realty Income Corp.	10,279	701,644
Strip Centers — 1.3%
Regency Centers Corp.	17,470	1,036,146
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,129,684)		6,800,690

PREFERRED STOCKS — 0.5%
Household Products & Wares — 0.5%
Henkel AG & Co., KGaA (Cost $475,042)	7,367	453,796

MASTER LIMITED PARTNERSHIP — 1.2%
Pipelines — 1.2%
Enterprise Products Partners LP (Cost $989,960)	40,454	985,864

SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $2,095,584)	2,095,584	2,095,584
TOTAL INVESTMENTS — 100.3% (Cost $86,870,462)		$ 83,503,950
Other Assets & Liabilities — (0.3)%		(236,624)
TOTAL NET ASSETS — 100.0%		$ 83,267,326

†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Mid Core Value Fund
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
KGaA— Kommanditgesellschaft auf Aktien.
LP— Limited Partnership.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2022††
United States	88%
United Kingdom	3
Netherlands	3
France	2
Canada	1
Norway	1
Germany	1
Switzerland	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$73,168,016	$73,168,016	$ —	$—
Real Estate Investment Trusts	6,800,690	6,800,690	—	—
Preferred Stocks	453,796	453,796	—	—
Master Limited Partnership	985,864	985,864	—	—
Short-Term Investments	2,095,584	2,095,584	—	—
Total Investments	$ 83,503,950	$ 83,503,950	$ —	$ —
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 18,042	$ —	$18,042	$—
Total Assets—Other Financial Instruments	$ 18,042	$ —	$ 18,042	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments
Forward Foreign Currency Contracts	$(5,597)	$—	$(5,597)	$—
Total Liabilities—Other Financial Instruments	$ (5,597)	$ —	$ (5,597)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at June 30, 2022 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Buy	Japanese Yen	Bank of America	09/30/22	1,041,250	134.78240	$7,708	$7,725	$17	$—
Sell	Japanese Yen	Bank of America	09/30/22	(30,702,000)	134.78240	(228,850)	(227,789)	1,060	—
Buy	Pound Sterling	Bank of America	09/30/22	24,161	0.82002	29,691	29,464	—	(227)
Sell	Pound Sterling	Bank of America	09/30/22	(757,459)	0.82003	(930,177)	(923,705)	6,472	—
Sell	Euro	JPMorgan	09/30/22	(4,073,804)	0.94797	(4,307,892)	(4,297,399)	10,493	—
Sell	Norwegian Krone	UBS Securities	09/30/22	(4,410,148)	9.82947	(443,296)	(448,666)	—	(5,370)
	Total							$18,042	$(5,597)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.3%
Aerospace & Defense — 1.0%
Teledyne Technologies, Inc.*	1,857	$ 696,579
Apparel — 2.6%
Crocs, Inc.*	9,032	439,588
Deckers Outdoor Corp.*	3,159	806,651
Levi Strauss & Co., Class A	19,357	315,906
On Holding AG, Class A*	13,909	246,050
		1,808,195
Biotechnology — 6.6%
Allogene Therapeutics, Inc.*	9,965	113,601
Alnylam Pharmaceuticals, Inc.*	1,687	246,049
Beam Therapeutics, Inc.*	10,260	397,165
Certara, Inc.*	22,300	478,558
Exelixis, Inc.*	41,581	865,716
Guardant Health, Inc.*	14,741	594,652
Halozyme Therapeutics, Inc.*	26,329	1,158,476
Ultragenyx Pharmaceutical, Inc.*	11,686	697,187
		4,551,404
Building Materials — 2.4%
AAON, Inc.	19,730	1,080,415
The AZEK Co., Inc*	34,760	581,882
		1,662,297
Chemicals — 4.0%
Ashland Global Holdings, Inc.	16,947	1,746,388
RPM International, Inc.	13,045	1,026,903
		2,773,291
Commercial Services — 3.5%
Bright Horizons Family Solutions, Inc.*	8,718	736,845
GXO Logistics, Inc.*	8,130	351,785
Paylocity Holding Corp.*	5,482	956,170
Quanta Services, Inc.	2,890	362,233
		2,407,033
Computers — 3.5%
CyberArk Software Ltd.*	5,816	744,215
Pure Storage, Inc., Class A*	33,921	872,109
Rapid7, Inc.*	11,777	786,704
		2,403,028
Distribution & Wholesale — 2.6%
Core & Main, Inc., Class A*	43,482	969,649
SiteOne Landscape Supply, Inc.*	6,746	801,897
		1,771,546
Diversified Financial Services — 4.2%
Evercore, Inc., Class A	3,969	371,538
Houlihan Lokey, Inc.	5,038	397,649
LPL Financial Holdings, Inc.	5,979	1,103,006
Stifel Financial Corp.	13,309	745,570
TPG, Inc.	12,171	291,009
		2,908,772
Electric — 0.8%
Ameresco, Inc., Class A*	11,817	538,383
	Number of Shares	Value†

Electrical Components & Equipment — 2.0%
Novanta, Inc.*	11,567	$ 1,402,730
Electronics — 1.5%
Allegion PLC	10,695	1,047,040
Energy-Alternate Sources — 0.6%
Shoals Technologies Group, Inc., Class A*	25,447	419,367
Engineering & Construction — 1.8%
Jacobs Engineering Group, Inc.	9,800	1,245,874
Entertainment — 1.1%
Vail Resorts, Inc.	3,331	726,325
Environmental Control — 1.2%
Tetra Tech, Inc.	6,290	858,899
Food — 0.8%
Hostess Brands, Inc.*	24,784	525,669
Healthcare Products — 9.4%
10X Genomics, Inc., Class A*	5,707	258,242
Axonics, Inc.*	12,329	698,684
Inari Medical, Inc.*	6,446	438,264
iRhythm Technologies, Inc.*	2,813	303,888
Omnicell, Inc.*	4,704	535,080
Pacific Biosciences of California, Inc.*	21,432	94,729
QIAGEN N.V.*	20,318	959,010
Repligen Corp.*	4,299	698,158
Shockwave Medical, Inc.*	3,544	677,506
Stevanato Group SpA	37,602	594,488
Tandem Diabetes Care, Inc.*	10,457	618,950
Teleflex, Inc.	2,301	565,701
		6,442,700
Healthcare Services — 1.1%
Molina Healthcare, Inc.*	2,583	722,233
Household Products & Wares — 1.2%
Avery Dennison Corp.	5,045	816,634
Internet — 0.5%
Bumble, Inc., Class A*	11,081	311,930
Leisure Time — 1.4%
Planet Fitness, Inc., Class A*	14,472	984,241
Lodging — 1.6%
Choice Hotels International, Inc.	5,388	601,462
Wyndham Hotels & Resorts, Inc.	7,241	475,879
		1,077,341
Machinery — Diversified — 7.0%
Chart Industries, Inc.*	4,580	766,600
IDEX Corp.	8,495	1,542,947
Nordson Corp.	5,773	1,168,686
The Toro Co.	8,671	657,175
Watts Water Technologies, Inc., Class A	3,217	395,176

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Xylem, Inc.	3,382	$ 264,405
		4,794,989
Media — 1.3%
FactSet Research Systems, Inc.	2,371	911,815
Metal Fabricate/Hardware — 1.7%
RBC Bearings, Inc.*	6,232	1,152,608
Oil & Gas — 3.2%
Antero Resources Corp.*	18,562	568,925
Chesapeake Energy Corp.	6,082	493,250
Denbury, Inc.*	8,237	494,138
Matador Resources Co.	13,327	620,905
		2,177,218
Pharmaceuticals — 2.2%
Agios Pharmaceuticals, Inc.*	18,223	404,004
Neurocrine Biosciences, Inc.*	11,685	1,139,054
		1,543,058
Retail — 7.5%
BJ's Wholesale Club Holdings, Inc.*	18,644	1,161,894
Casey's General Stores, Inc.	3,537	654,274
Dutch Bros, Inc., Class A*	6,756	213,828
Five Below, Inc.*	6,873	779,604
Floor & Decor Holdings, Inc., Class A*	7,701	484,855
Freshpet, Inc.*	7,979	414,030
Lithia Motors, Inc.	1,732	475,971
Olaplex Holdings, Inc.*	23,623	332,848
Texas Roadhouse, Inc.	9,202	673,587
		5,190,891
Semiconductors — 7.8%
Allegro MicroSystems, Inc.*	40,385	835,566
Entegris, Inc.	11,228	1,034,435
Lattice Semiconductor Corp.*	26,536	1,286,996
MACOM Technology Solutions Holdings, Inc.*	16,973	782,455
MKS Instruments, Inc.	9,109	934,857
Monolithic Power Systems, Inc.	1,229	471,985
		5,346,294
Software — 10.5%
Alignment Healthcare, Inc.*	29,580	337,508
Avalara, Inc.*	9,257	653,544
DigitalOcean Holdings, Inc.*	12,848	531,393
Dynatrace, Inc.*	26,687	1,052,535
Elastic N.V.*	6,993	473,216
EverCommerce, Inc.*	36,898	333,558
Manhattan Associates, Inc.*	6,200	710,520
nCino, Inc.*	10,805	334,091
Procore Technologies, Inc.*	9,611	436,243
Qualtrics International, Inc., Class A*	41,265	516,225
Samsara, Inc., Class A*	31,960	356,993
Smartsheet, Inc., Class A*	19,695	619,014
Workiva, Inc.*	8,825	582,362
	Number of Shares	Value†

Software — (continued)
ZoomInfo Technologies, Inc.*	9,682	$ 321,830
		7,259,032
Telecommunications — 0.7%
Ciena Corp.*	11,206	512,114
TOTAL COMMON STOCKS (Cost $81,449,183)		66,989,530

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,610,492)	1,610,492	1,610,492
TOTAL INVESTMENTS — 99.6% (Cost $83,059,675)		$ 68,600,022
Other Assets & Liabilities — 0.4%		269,701
TOTAL NET ASSETS — 100.0%		$ 68,869,723

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
SpA— Società per Azioni.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$66,989,530	$66,989,530	$—	$—
Short-Term Investments	1,610,492	1,610,492	—	—
Total Investments	$ 68,600,022	$ 68,600,022	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 91.9%
Aerospace & Defense — 1.2%
Spirit AeroSystems Holdings, Inc., Class A	21,550	$ 631,415
Airlines — 0.6%
SkyWest, Inc.*	16,740	355,725
Apparel — 3.2%
Carter's, Inc.	8,530	601,194
Ralph Lauren Corp.	6,240	559,416
Tapestry, Inc.	19,190	585,679
		1,746,289
Auto Parts & Equipment — 1.9%
Dana, Inc.	31,062	437,043
The Goodyear Tire & Rubber Co.*	56,220	602,116
		1,039,159
Banks — 13.2%
BankUnited, Inc.	18,545	659,646
Comerica, Inc.	11,475	842,035
First BanCorp.	58,250	752,008
First Citizens BancShares, Inc., Class A	1,381	902,870
First Hawaiian, Inc.	29,080	660,407
Synovus Financial Corp.	17,580	633,759
Texas Capital Bancshares, Inc.*	12,677	667,317
Webster Financial Corp.	14,492	610,838
Wintrust Financial Corp.	9,540	764,631
Zions Bancorp NA	13,971	711,124
		7,204,635
Building Materials — 1.0%
Masonite International Corp.*	6,914	531,203
Chemicals — 1.8%
Huntsman Corp.	19,450	551,407
Innospec, Inc.	4,700	450,213
		1,001,620
Commercial Services — 4.8%
ADT, Inc.	75,710	465,616
Herc Holdings, Inc.	6,200	558,930
Korn Ferry	9,380	544,228
Robert Half International, Inc.	5,849	438,032
WillScot Mobile Mini Holdings Corp.*	18,000	583,560
		2,590,366
Computers — 2.1%
Genpact Ltd.	9,822	416,060
Lumentum Holdings, Inc.*	9,370	744,165
		1,160,225
Diversified Financial Services — 2.1%
Moelis & Co., Class A	14,874	585,292
Stifel Financial Corp.	9,580	536,671
		1,121,963
Electric — 1.8%
IDACORP, Inc.	9,039	957,411
	Number of Shares	Value†

Electrical Components & Equipment — 0.9%
Belden, Inc.	9,344	$ 497,755
Electronics — 1.2%
Avnet, Inc.	15,340	657,779
Engineering & Construction — 4.0%
AECOM	12,150	792,423
Arcosa, Inc.	12,810	594,768
Dycom Industries, Inc.*	8,719	811,216
		2,198,407
Entertainment — 0.7%
Light & Wonder, Inc.*	7,795	366,287
Food — 2.5%
Nomad Foods Ltd.*	38,831	776,232
The Hain Celestial Group, Inc.*	25,008	593,690
		1,369,922
Gas — 1.1%
Southwest Gas Holdings, Inc.	7,102	618,442
Hand & Machine Tools — 1.0%
Regal Rexnord Corp.	4,814	546,485
Healthcare Products — 2.7%
Envista Holdings Corp.*	19,260	742,280
Integra LifeSciences Holdings Corp.*	13,490	728,865
		1,471,145
Healthcare Services — 4.6%
Acadia Healthcare Co., Inc.*	12,890	871,751
MEDNAX, Inc.*	37,590	789,766
Syneos Health, Inc.*	11,500	824,320
		2,485,837
Home Builders — 2.9%
KB Home	16,910	481,258
PulteGroup, Inc.	18,570	735,929
Taylor Morrison Home Corp.*	15,524	362,641
		1,579,828
Home Furnishings — 0.9%
MillerKnoll, Inc.	18,990	498,867
Insurance — 4.6%
American Financial Group, Inc.	4,888	678,503
Kemper Corp.	10,300	493,370
Selective Insurance Group, Inc.	6,930	602,494
The Hanover Insurance Group, Inc.	4,854	709,898
		2,484,265
Internet — 1.1%
Criteo S.A., ADR*	23,758	579,695
Iron & Steel — 2.5%
Allegheny Technologies, Inc.*	25,330	575,245
Carpenter Technology Corp.	9,897	276,225

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — (continued)
Reliance Steel & Aluminum Co.	3,041	$ 516,544
		1,368,014
Lodging — 0.8%
Hilton Grand Vacations, Inc.*	12,140	433,762
Machinery — Construction & Mining — 1.9%
Oshkosh Corp.	6,520	535,553
Vertiv Holdings Co.	60,010	493,282
		1,028,835
Machinery — Diversified — 0.5%
Cactus, Inc., Class A	7,500	302,025
Metal Fabricate/Hardware — 0.9%
The Timken Co.	9,090	482,225
Mining — 0.9%
Cameco Corp.	23,480	493,550
Oil & Gas — 3.7%
Coterra Energy, Inc.	12,444	320,931
Helmerich & Payne, Inc.	14,400	620,064
HF Sinclair Corp.	14,631	660,736
Magnolia Oil & Gas Corp., Class A	20,930	439,320
		2,041,051
Packaging and Containers — 2.5%
Berry Global Group, Inc.*	17,020	929,973
Sealed Air Corp.	7,252	418,585
		1,348,558
Retail — 4.3%
Dine Brands Global, Inc.	9,220	600,038
Papa John's International, Inc.	6,960	581,299
Sally Beauty Holdings, Inc.*	40,120	478,230
Williams-Sonoma, Inc.	6,004	666,144
		2,325,711
Semiconductors — 2.6%
Kulicke & Soffa Industries, Inc.	6,911	295,860
ON Semiconductor Corp.*	10,650	535,802
Sensata Technologies Holding PLC	14,430	596,103
		1,427,765
Software — 4.1%
ACI Worldwide, Inc.*	24,880	644,143
Change Healthcare, Inc.*	38,260	882,276
CommVault Systems, Inc.*	11,232	706,493
		2,232,912
Transportation — 5.0%
Kirby Corp.*	12,130	737,989
Knight-Swift Transportation Holdings, Inc.	17,002	787,023
Star Bulk Carriers Corp.	19,920	497,801
XPO Logistics, Inc.*	14,620	704,099
		2,726,912
	Number of Shares	Value†

Trucking and Leasing — 0.3%
GATX Corp.	1,615	$ 152,068
TOTAL COMMON STOCKS (Cost $52,663,797)		50,058,113

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Apartments — 2.0%
American Campus Communities, Inc.	4,092	263,811
Camden Property Trust	6,180	831,087
		1,094,898
Diversified — 1.0%
Broadstone Net Lease, Inc.	27,100	555,821
Healthcare — 1.7%
Physicians Realty Trust	54,285	947,273
Industrial — 0.8%
STAG lndustrial, Inc.	13,715	423,519
Office Property — 1.0%
Cousins Properties, Inc.	18,080	528,478
Storage & Warehousing — 1.1%
CubeSmart	14,734	629,437
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,150,442)		4,179,426

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $633,934)	633,934	633,934
TOTAL INVESTMENTS — 100.7% (Cost $57,448,173)		$ 54,871,473
Other Assets & Liabilities — (0.7)%		(388,113)
TOTAL NET ASSETS — 100.0%		$ 54,483,360

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
NA— National Association.
PLC— Public Limited Company.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
SMID Cap Value Fund
Country Weightings as of 6/30/2022††
United States	94%
United Kingdom	1
Puerto Rico	1
France	1
Greece	1
Canada	1
Singapore	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$50,058,113	$50,058,113	$—	$—
Real Estate Investment Trusts	4,179,426	4,179,426	—	—
Short-Term Investments	633,934	633,934	—	—
Total Investments	$ 54,871,473	$ 54,871,473	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.3%
Auto Parts & Equipment — 0.7%
QuantumScape Corp.*	16,158	$ 138,797
Visteon Corp.*	5,523	572,073
		710,870
Banks — 1.2%
Walker & Dunlop, Inc.	12,448	1,199,240
Biotechnology — 2.7%
Essa Pharma, Inc.*	16,288	51,307
EyePoint Pharmaceuticals, Inc.*	22,136	174,210
Fate Therapeutics, Inc.*	9,596	237,789
Global Blood Therapeutics, Inc.*	13,336	426,085
Insmed, Inc.*	20,267	399,665
Ligand Pharmaceuticals, Inc.*	8,806	785,672
Sarepta Therapeutics, Inc.*	7,717	578,466
		2,653,194
Building Materials — 0.8%
Summit Materials, Inc., Class A*	34,386	800,850
Chemicals — 2.0%
Sensient Technologies Corp.	24,305	1,958,011
Commercial Services — 10.6%
Cimpress PLC*	4,358	169,526
Clarivate PLC*	63,681	882,619
Euronet Worldwide, Inc.*	11,462	1,152,963
HealthEquity, Inc.*	11,845	727,164
John Wiley & Sons, Inc., Class A	12,968	619,352
Mister Car Wash, Inc.*	33,306	362,369
Paylocity Holding Corp.*	5,904	1,029,776
Shift4 Payments, Inc., Class A*	12,151	401,712
Stride, Inc.*	37,442	1,527,259
Terminix Global Holdings, Inc.*	42,749	1,737,747
TriNet Group, Inc.*	13,505	1,048,258
WEX, Inc.*	5,370	835,357
		10,494,102
Computers — 2.8%
Maximus, Inc.	11,180	698,862
NCR Corp.*	16,911	526,101
WNS Holdings Ltd., ADR*	20,377	1,520,939
		2,745,902
Distribution & Wholesale — 1.2%
Core & Main, Inc., Class A*	54,621	1,218,048
Diversified Financial Services — 5.2%
Cboe Global Markets, Inc.	9,746	1,103,150
Focus Financial Partners, Inc., Class A*	18,043	614,544
Foresight Acquisition Corp. PIPE	72,553	269,897
LendingTree, Inc.*	4,385	192,151
LPL Financial Holdings, Inc.	16,069	2,964,409
		5,144,151
Electric — 0.7%
NRG Energy, Inc.	18,882	720,726
	Number of Shares	Value†

Electrical Components & Equipment — 1.4%
EnerSys	12,601	$ 742,955
Novanta, Inc.*	5,374	651,705
		1,394,660
Electronics — 4.1%
Brady Corp., Class A	31,174	1,472,660
Itron, Inc.*	5,386	266,230
Napco Security Technologies, Inc.*	37,649	775,193
National Instruments Corp.	13,677	427,133
OSI Systems, Inc.*	13,376	1,142,845
		4,084,061
Energy-Alternate Sources — 0.1%
Stem, Inc.*	18,462	132,188
Engineering & Construction — 0.2%
Frontdoor, Inc.*	9,034	217,539
Entertainment — 0.3%
Manchester United PLC, Class A	28,299	314,685
Environmental Control — 0.4%
Montrose Environmental Group, Inc.*	10,500	354,480
Food — 2.0%
Hostess Brands, Inc.*	61,697	1,308,594
Premium Brands Holdings Corp.	9,244	669,960
		1,978,554
Hand & Machine Tools — 0.9%
Regal Rexnord Corp.	7,815	887,159
Healthcare Products — 9.0%
Alphatec Holdings, Inc.*	51,175	334,684
Bio-Techne Corp.	1,746	605,233
Bruker Corp.	19,936	1,251,183
Glaukos Corp.*	15,603	708,688
Globus Medical, Inc., Class A*	22,818	1,281,003
ICU Medical, Inc.*	5,875	965,791
Integra LifeSciences Holdings Corp.*	34,618	1,870,411
Paragon 28, Inc.*	22,053	349,981
STERIS PLC	6,226	1,283,490
Treace Medical Concepts, Inc.*	19,946	286,026
		8,936,490
Healthcare Services — 4.2%
Catalent, Inc.*	28,535	3,061,520
Chemed Corp.	1,961	920,474
Inotiv, Inc.*	21,974	210,950
		4,192,944
Holding Companies — 0.8%
CM Life Sciences II, Inc. PIPE	30,686	138,701
GS Acquisitions Holdings PIPE	103,971	598,873
		737,574
Home Builders — 0.6%
Thor Industries, Inc.	7,696	575,122

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — 0.7%
The Lovesac Co.*	25,509	$ 701,497
Household Products & Wares — 0.7%
Helen of Troy Ltd.*	4,324	702,261
Insurance — 1.4%
RLI Corp.	10,204	1,189,684
Trean Insurance Group, Inc.*	37,706	234,909
		1,424,593
Internet — 2.3%
CarParts.com, Inc.*	73,286	508,605
ChannelAdvisor Corp.*	44,438	647,906
Zendesk, Inc.*	14,539	1,076,904
		2,233,415
Machinery — Diversified — 4.6%
ATS Automation Tooling Systems, Inc.*	31,454	863,812
CSW Industrials, Inc.	9,858	1,015,670
Gates Industrial Corp. PLC*	39,412	426,044
Hydrofarm Holdings Group, Inc.*	14,776	51,420
Kornit Digital Ltd.*	5,786	183,416
Nordson Corp.	4,794	970,497
Zurn Water Solutions Corp.	37,916	1,032,832
		4,543,691
Miscellaneous Manufacturing — 2.3%
Carlisle Cos., Inc.	5,888	1,404,935
ITT, Inc.	12,912	868,203
		2,273,138
Oil & Gas — 1.8%
Helmerich & Payne, Inc.	8,336	358,948
Magnolia Oil & Gas Corp., Class A	45,435	953,681
PDC Energy, Inc.	6,707	413,218
		1,725,847
Packaging and Containers — 2.7%
Crown Holdings, Inc.	29,294	2,700,028
Pharmaceuticals — 3.6%
Ascendis Pharma A/S, ADR*	3,999	371,747
BellRing Brands, Inc.*	23,669	589,121
Centessa Pharmaceuticals PLC, ADR*	17,301	84,256
Eagle Pharmaceuticals, Inc.*	11,343	503,970
Heska Corp.*	3,113	294,210
Neurocrine Biosciences, Inc.*	13,313	1,297,751
Vaxcyte, Inc.*	21,103	459,201
		3,600,256
Retail — 1.9%
Casey's General Stores, Inc.	4,259	787,830
National Vision Holdings, Inc.*	22,251	611,903
Williams-Sonoma, Inc.	4,455	494,282
		1,894,015
Semiconductors — 3.9%
Entegris, Inc.	15,953	1,469,750
ON Semiconductor Corp.*	38,435	1,933,665
	Number of Shares	Value†

Semiconductors — (continued)
Wolfspeed, Inc.*	7,131	$ 452,462
		3,855,877
Software — 16.2%
Aspen Technology Inc*	2,378	436,791
Avalara, Inc.*	9,349	660,039
AvidXchange Holdings, Inc.*	53,745	329,994
Blackbaud, Inc.*	21,934	1,273,707
Broadridge Financial Solutions, Inc.	11,279	1,607,822
Clear Secure, Inc., Class A*	20,514	410,280
Consensus Cloud Solutions, Inc.*	12,654	552,727
CoreCard Corp.*	21,679	529,184
Dynatrace, Inc.*	23,054	909,250
Enfusion, Inc., Class A*	41,637	425,114
Envestnet, Inc.*	11,265	594,454
Expensify, Inc., Class A*	20,684	367,968
Global-e Online Ltd.*	6,660	134,332
LivePerson, Inc.*	26,820	379,235
PagerDuty, Inc.*	24,691	611,843
Sailpoint Technologies Holdings, Inc.*	29,204	1,830,507
SS&C Technologies Holdings, Inc.	35,565	2,065,260
The Descartes Systems Group, Inc.*	26,302	1,634,476
Ziff Davis, Inc.*	16,948	1,263,134
		16,016,117
Telecommunications — 2.5%
Nice Ltd., ADR*	13,047	2,510,895
Transportation — 1.8%
CryoPort, Inc.*	19,745	611,700
Saia, Inc.*	6,164	1,158,832
		1,770,532
TOTAL COMMON STOCKS (Cost $78,240,266)		97,402,712

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $524,466)	9,463	832,460

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $603,714)	603,714	603,714
TOTAL INVESTMENTS — 99.8% (Cost $79,368,446)		$ 98,838,886
Other Assets & Liabilities — 0.2%		216,038
TOTAL NET ASSETS — 100.0%		$ 99,054,924

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PIPE— Private Investments in Public Equity.
PLC— Public Limited Company.
Country Weightings as of 6/30/2022††
United States	91%
Canada	3
Israel	3
India	2
United Kingdom	1
Total	100%
††	% of total investments as of June 30, 2022.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Auto Parts & Equipment	$ 710,870	$ 710,870	$ —	$—
Banks	1,199,240	1,199,240	—	—
Biotechnology	2,653,194	2,653,194	—	—
Building Materials	800,850	800,850	—	—
Chemicals	1,958,011	1,958,011	—	—
Commercial Services	10,494,102	10,494,102	—	—
Computers	2,745,902	2,745,902	—	—
Distribution & Wholesale	1,218,048	1,218,048	—	—
Diversified Financial Services	5,144,151	4,874,254	269,897	—
Electric	720,726	720,726	—	—
Electrical Components & Equipment	1,394,660	1,394,660	—	—
Electronics	4,084,061	4,084,061	—	—
Energy-Alternate Sources	132,188	132,188	—	—
Engineering & Construction	217,539	217,539	—	—
Entertainment	314,685	314,685	—	—
Environmental Control	354,480	354,480	—	—
Food	1,978,554	1,978,554	—	—
Hand & Machine Tools	887,159	887,159	—	—
Healthcare Products	8,936,490	8,936,490	—	—
Healthcare Services	4,192,944	4,192,944	—	—
Holding Companies	737,574	—	737,574	—
Home Builders	575,122	575,122	—	—
Home Furnishings	701,497	701,497	—	—
Household Products & Wares	702,261	702,261	—	—
Insurance	1,424,593	1,424,593	—	—
Internet	2,233,415	2,233,415	—	—
Machinery — Diversified	4,543,691	4,543,691	—	—
Miscellaneous Manufacturing	2,273,138	2,273,138	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Oil & Gas	$ 1,725,847	$ 1,725,847	$ —	$—
Packaging and Containers	2,700,028	2,700,028	—	—
Pharmaceuticals	3,600,256	3,600,256	—	—
Retail	1,894,015	1,894,015	—	—
Semiconductors	3,855,877	3,855,877	—	—
Software	16,016,117	16,016,117	—	—
Telecommunications	2,510,895	2,510,895	—	—
Transportation	1,770,532	1,770,532	—	—
Total Common Stocks	97,402,712	96,395,241	1,007,471	—
Real Estate Investment Trusts	832,460	832,460	—	—
Short-Term Investments	603,714	603,714	—	—
Total Investments	$ 98,838,886	$ 97,831,415	$ 1,007,471	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 87.4%
Advertising — 0.2%
Entravision Communications Corp., Class A	52,455	$ 239,195
Aerospace & Defense — 1.1%
AAR Corp.*	15,145	633,667
Aerojet Rocketdyne Holdings, Inc.*	11,900	483,140
Ducommun, Inc.*	12,766	549,448
		1,666,255
Airlines — 0.4%
Allegiant Travel Co.*	1,577	178,343
Spirit Airlines, Inc.*	20,051	478,016
		656,359
Apparel — 0.9%
Capri Holdings Ltd.*	8,736	358,263
Carter's, Inc.	7,488	527,754
Deckers Outdoor Corp.*	1,773	452,736
		1,338,753
Auto Parts & Equipment — 0.4%
Adient PLC*	7,401	219,291
American Axle & Manufacturing Holdings, Inc.*	46,205	347,924
		567,215
Banks — 17.3%
Alerus Financial Corp.	5,599	133,312
Amalgamated Financial Corp.	9,847	194,774
Ameris Bancorp	20,959	842,133
Associated Banc-Corp.	46,579	850,532
Atlantic Union Bankshares Corp.	31,166	1,057,151
Banner Corp.	22,268	1,251,684
Cadence Bank	38,281	898,838
Columbia Banking System, Inc.	20,644	591,451
Community Bank System, Inc.	12,820	811,250
ConnectOne Bancorp, Inc.	31,145	761,495
CVB Financial Corp.	61,655	1,529,660
Eastern Bankshares, Inc.	62,150	1,147,289
FB Financial Corp.	20,839	817,306
First Financial Bankshares, Inc.	15,873	623,333
First Merchants Corp.	25,999	926,084
German American Bancorp, Inc.	14,342	490,210
Glacier Bancorp, Inc.	17,343	822,405
Hancock Whitney Corp.	35,161	1,558,687
Heritage Financial Corp.	22,090	555,784
Home BancShares, Inc.	40,999	851,549
Independent Bank Corp.	16,472	1,308,371
Independent Bank Group, Inc.	6,204	421,314
Lakeland Financial Corp.	16,174	1,074,277
NBT Bancorp, Inc.	6,367	239,335
Origin Bancorp, Inc.	10,087	391,376
PacWest Bancorp	18,070	481,746
Pinnacle Financial Partners, Inc.	6,380	461,338
Renasant Corp.	26,884	774,528
SouthState Corp.	15,208	1,173,297
The First of Long Island Corp.	6,114	107,178
	Number of Shares	Value†

Banks — (continued)
Towne Bank	24,551	$ 666,560
TriCo Bancshares	20,455	933,566
United Community Banks, Inc.	41,740	1,260,131
Walker & Dunlop, Inc.	8,151	785,267
		26,793,211
Beverages — 0.9%
Primo Water Corp.	99,752	1,334,682
Biotechnology — 3.4%
Allogene Therapeutics, Inc.*	25,289	288,295
Apellis Pharmaceuticals, Inc.*	4,919	222,437
Arcus Biosciences, Inc.*	7,409	187,744
Beam Therapeutics, Inc.*	4,450	172,259
EQRx, Inc.*	43,099	202,134
Intellia Therapeutics, Inc.*	4,254	220,187
Iovance Biotherapeutics, Inc.*	29,861	329,665
Mersana Therapeutics, Inc.*	34,532	159,538
Myriad Genetics, Inc.*	24,481	444,820
NeoGenomics, Inc.*	59,219	482,635
REGENXBIO, Inc.*	11,071	273,454
Relay Therapeutics, Inc.*	17,047	285,537
REVOLUTION Medicines, Inc.*	16,091	313,614
Sage Therapeutics, Inc.*	14,337	463,085
Turning Point Therapeutics, Inc.*	7,487	563,397
Ultragenyx Pharmaceutical, Inc.*	3,083	183,932
Veracyte, Inc.*	11,309	225,049
Xencor, Inc.*	7,432	203,414
Zentalis Pharmaceuticals, Inc.*	3,388	95,203
		5,316,399
Building Materials — 0.4%
Summit Materials, Inc., Class A*	24,739	576,171
Chemicals — 0.7%
H.B. Fuller Co.	14,571	877,320
Tronox Holdings PLC, Class A	15,699	263,743
		1,141,063
Coal — 0.1%
Warrior Met Coal, Inc.	7,028	215,127
Commercial Services — 5.6%
ABM Industries, Inc.	36,674	1,592,385
Adtalem Global Education, Inc.*	20,582	740,334
Alight, Inc., Class A*	86,108	581,229
ASGN, Inc.*	10,275	927,319
Deluxe Corp.	27,488	595,665
First Advantage Corp.*	40,997	519,432
ICF International, Inc.	9,431	895,945
John Wiley & Sons, Inc., Class A	25,459	1,215,922
Kforce, Inc.	6,517	399,753
LiveRamp Holdings, Inc.*	24,224	625,221
Repay Holdings Corp.*	45,083	579,317
		8,672,522
Computers — 1.4%
KBR, Inc.	31,894	1,543,351

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Ping Identity Holding Corp.*	37,370	$ 677,892
		2,221,243
Distribution & Wholesale — 2.0%
Avient Corp.	36,353	1,457,028
Resideo Technologies, Inc.*	50,163	974,166
WESCO International, Inc.*	6,873	736,098
		3,167,292
Diversified Financial Services — 0.9%
Bread Financial Holdings, Inc.	4,085	151,390
Houlihan Lokey, Inc.	2,937	231,818
LendingClub Corp.*	12,523	146,394
Oportun Financial Corp.*	6,126	50,662
PJT Partners, Inc., Class A	6,190	435,033
Stifel Financial Corp.	5,413	303,236
		1,318,533
Electric — 2.6%
ALLETE, Inc.	22,826	1,341,712
IDACORP, Inc.	12,219	1,294,237
MGE Energy, Inc.	17,186	1,337,586
		3,973,535
Electronics — 2.4%
CTS Corp.	14,082	479,492
FARO Technologies, Inc.*	17,452	538,045
Itron, Inc.*	14,743	728,746
Knowles Corp.*	32,445	562,272
Sanmina Corp.*	17,023	693,347
TTM Technologies, Inc.*	52,519	656,488
		3,658,390
Energy-Alternate Sources — 0.5%
NextEra Energy Partners LP	11,317	839,269
Engineering & Construction — 1.9%
Arcosa, Inc.	20,439	948,983
Dycom Industries, Inc.*	7,864	731,666
MasTec, Inc.*	8,651	619,931
Primoris Services Corp.	27,890	606,886
		2,907,466
Entertainment — 1.0%
International Game Technology PLC	32,433	601,957
Red Rock Resorts, Inc., Class A	11,306	377,168
SeaWorld Entertainment, Inc.*	14,223	628,372
		1,607,497
Food — 2.3%
Hostess Brands, Inc.*	64,764	1,373,644
Krispy Kreme, Inc.	27,525	374,340
SpartanNash Co.	6,302	190,131
The Simply Good Foods Co.*	13,219	499,282
United Natural Foods, Inc.*	19,915	784,651
Utz Brands, Inc.	29,241	404,111
		3,626,159
	Number of Shares	Value†

Food Service — 0.1%
Sovos Brands, Inc.*	14,574	$ 231,289
Gas — 1.8%
Chesapeake Utilities Corp.	7,049	913,198
ONE Gas, Inc.	17,744	1,440,635
Southwest Gas Holdings, Inc.	5,547	483,033
		2,836,866
Hand & Machine Tools — 0.3%
Kennametal, Inc.	20,202	469,292
Healthcare Products — 2.1%
Avanos Medical, Inc.*	29,855	816,236
CONMED Corp.	8,273	792,222
LivaNova PLC*	11,621	725,964
NuVasive, Inc.*	15,365	755,343
Pacific Biosciences of California, Inc.*	36,700	162,214
		3,251,979
Healthcare Services — 0.9%
Acadia Healthcare Co., Inc.*	12,384	837,530
Tenet Healthcare Corp.*	11,066	581,629
		1,419,159
Home Builders — 1.2%
Century Communities, Inc.	8,711	391,734
Installed Building Products, Inc.	5,071	421,704
Meritage Homes Corp.*	13,908	1,008,330
		1,821,768
Insurance — 3.9%
AMERISAFE, Inc.	7,797	405,522
BRP Group, Inc., Class A*	8,655	209,018
CNO Financial Group, Inc.	26,176	473,524
Enstar Group Ltd.*	4,108	879,030
MGIC Investment Corp.	81,890	1,031,814
NMI Holdings, Inc., Class A*	30,345	505,244
RLI Corp.	4,872	568,027
Selective Insurance Group, Inc.	18,650	1,621,431
The Hanover Insurance Group, Inc.	2,789	407,891
		6,101,501
Internet — 0.4%
Bumble, Inc., Class A*	20,377	573,613
Iron & Steel — 1.1%
Allegheny Technologies, Inc.*	28,584	649,143
Commercial Metals Co.	29,619	980,389
		1,629,532
Leisure Time — 0.5%
Callaway Golf Co.*	36,735	749,394
Lodging — 0.8%
Boyd Gaming Corp.	10,999	547,200
Travel + Leisure Co.	15,977	620,227
		1,167,427

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.9%
Astec Industries, Inc.	17,105	$ 697,542
Terex Corp.	26,544	726,509
		1,424,051
Machinery — Diversified — 1.6%
Chart Industries, Inc.*	6,154	1,030,056
Columbus McKinnon Corp.	20,902	592,990
Enovis Corp.*	16,704	918,720
		2,541,766
Media — 1.4%
Gray Television, Inc.	20,978	354,318
iHeartMedia, Inc., Class A*	28,748	226,822
Nexstar Media Group, Inc., Class A	5,246	854,469
TEGNA, Inc.	37,168	779,413
		2,215,022
Mining — 0.7%
Constellium S.E.*	52,885	698,611
Hecla Mining Co.	106,135	416,049
		1,114,660
Miscellaneous Manufacturing — 1.6%
EnPro Industries, Inc.	10,783	883,451
ESCO Technologies, Inc.	10,082	689,306
Federal Signal Corp.	25,503	907,907
		2,480,664
Office & Business Equipment — 0.2%
Xerox Holdings Corp.	15,677	232,803
Oil & Gas — 3.8%
Brigham Minerals, Inc., Class A	22,257	548,190
Callon Petroleum Co.*	14,468	567,145
Centennial Resource Development, Inc., Class A*	108,210	647,096
Helmerich & Payne, Inc.	28,149	1,212,096
Magnolia Oil & Gas Corp., Class A	25,128	527,437
Murphy Oil Corp.	9,978	301,236
Oasis Petroleum, Inc.	3,501	425,897
Patterson-UTI Energy, Inc.	42,375	667,830
PBF Energy, Inc., Class A*	12,396	359,732
SM Energy Co.	19,348	661,508
		5,918,167
Oil & Gas Services — 0.6%
Liberty Oilfield Services, Inc., Class A*	27,864	355,544
NexTier Oilfield Solutions, Inc.*	58,331	554,728
		910,272
Pharmaceuticals — 1.7%
Agios Pharmaceuticals, Inc.*	18,833	417,528
Alkermes PLC*	15,783	470,176
BellRing Brands, Inc.*	20,022	498,348
Cytokinetics, Inc.*	1,625	63,846
Kura Oncology, Inc.*	17,913	328,345
Owens & Minor, Inc.	28,536	897,457
		2,675,700
	Number of Shares	Value†

Pipelines — 0.6%
Golar LNG Ltd.*	38,853	$ 883,906
Private Equity — 0.2%
P10, Inc., Class A	28,343	315,174
Real Estate — 0.8%
Kennedy-Wilson Holdings, Inc.	61,321	1,161,420
Retail — 4.1%
Academy Sports & Outdoors, Inc.	29,384	1,044,307
Asbury Automotive Group, Inc.*	4,170	706,148
Beacon Roofing Supply, Inc.*	15,579	800,138
BJ's Wholesale Club Holdings, Inc.*	12,524	780,496
FirstCash Holdings, Inc.	7,293	506,936
Group 1 Automotive, Inc.	6,325	1,073,985
Macy's, Inc.	20,207	370,192
Signet Jewelers Ltd.	2,691	143,861
The Wendy's Co.	50,648	956,234
		6,382,297
Savings & Loans — 2.5%
Berkshire Hills Bancorp, Inc.	10,459	259,069
Brookline Bancorp, Inc.	51,349	683,455
OceanFirst Financial Corp.	41,820	800,017
Pacific Premier Bancorp, Inc.	26,998	789,422
Washington Federal, Inc.	43,406	1,303,048
		3,835,011
Semiconductors — 1.6%
Cohu, Inc.*	34,986	970,861
MACOM Technology Solutions Holdings, Inc.*	17,478	805,736
Onto Innovation, Inc.*	10,669	744,056
		2,520,653
Software — 2.4%
Allscripts Healthcare Solutions, Inc.*	55,844	828,167
Cerence, Inc.*	19,422	490,017
Domo, Inc., Class B*	9,832	273,330
Fastly, Inc., Class A*	24,384	283,098
Health Catalyst, Inc.*	29,459	426,861
JFrog Ltd.*	20,974	441,922
Smartsheet, Inc., Class A*	15,387	483,613
Verint Systems, Inc.*	11,799	499,688
		3,726,696
Telecommunications — 2.1%
DigitalBridge Group, Inc.*	176,046	859,104
Iridium Communications, Inc.*	17,904	672,474
Maxar Technologies, Inc.	23,066	601,792
Telephone and Data Systems, Inc.	31,035	490,043
Viavi Solutions, Inc.*	47,257	625,210
		3,248,623
Transportation — 0.7%
ArcBest Corp.	5,710	401,813
Saia, Inc.*	3,275	615,700
		1,017,513

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Water — 0.4%
SJW Group	9,215	$ 575,108
TOTAL COMMON STOCKS (Cost $140,560,521)		135,267,662

REAL ESTATE INVESTMENT TRUSTS — 11.3%
Healthcare — 2.0%
Healthcare Realty Trust, Inc.	53,042	1,442,743
Physicians Realty Trust	94,778	1,653,876
		3,096,619
Hotels & Resorts — 2.5%
Pebblebrook Hotel Trust	67,148	1,112,643
RLJ Lodging Trust	121,707	1,342,428
Ryman Hospitality Properties, Inc.*	18,809	1,430,048
		3,885,119
Industrial — 0.9%
STAG lndustrial, Inc.	44,196	1,364,772
Mortgage Banks — 2.0%
KKR Real Estate Finance Trust, Inc.	44,714	780,259
PennyMac Mortgage Investment Trust	81,882	1,132,428
TPG RE Finance Trust, Inc.	59,407	535,257
Two Harbors Investment Corp.	128,881	641,828
		3,089,772
Office Property — 0.7%
Hudson Pacific Properties, Inc.	75,552	1,121,192
Single Tenant — 0.8%
Agree Realty Corp.	17,424	1,256,793
Storage & Warehousing — 0.9%
Terreno Realty Corp.	26,130	1,456,225
Strip Centers — 1.5%
Acadia Realty Trust	74,293	1,160,457
SITE Centers Corp.	82,573	1,112,258
		2,272,715
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,659,437)		17,543,207

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,555,873)	1,555,873	1,555,873
TOTAL INVESTMENTS — 99.7% (Cost $162,775,831)		$ 154,366,742
Other Assets & Liabilities — 0.3%		452,192
TOTAL NET ASSETS — 100.0%		$ 154,818,934

†	See Security Valuation Note.
*	Non-income producing security.
LP— Limited Partnership.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$135,267,662	$135,267,662	$—	$—
Real Estate Investment Trusts	17,543,207	17,543,207	—	—
Short-Term Investments	1,555,873	1,555,873	—	—
Total Investments	$ 154,366,742	$ 154,366,742	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 90.4%
Advertising — 0.1%
Advantage Solutions, Inc.*	2,600	$ 9,880
Boston Omaha Corp., Class A*	700	14,455
Clear Channel Outdoor Holdings, Inc.*	12,200	13,054
Entravision Communications Corp., Class A	1,700	7,752
Quotient Technology, Inc.*	2,700	8,019
Stagwell, Inc.*	2,400	13,032
		66,192
Aerospace & Defense — 0.8%
AAR Corp.*	1,169	48,911
Aerojet Rocketdyne Holdings, Inc.*	2,540	103,124
AeroVironment, Inc.*	718	59,020
AerSale Corp.*	400	5,804
Archer Aviation, Inc., Class A*	4,100	12,628
Astra Space, Inc.*	4,700	6,110
Astronics Corp.*	795	8,085
Barnes Group, Inc.	1,565	48,734
Ducommun, Inc.*	400	17,216
Joby Aviation, Inc.*	8,200	40,262
Kaman Corp.	948	29,625
Kratos Defense & Security Solutions, Inc.*	4,322	59,989
Momentus, Inc.*	1,800	3,888
Moog, Inc., Class A	891	70,737
National Presto Industries, Inc.	146	9,583
Park Aerospace Corp.	533	6,801
Rocket Lab USA, Inc.*	7,000	26,530
Triumph Group, Inc.*	2,200	29,238
		586,285
Agriculture — 0.3%
22nd Century Group, Inc.*	5,200	11,076
Alico, Inc.	200	7,126
AppHarvest, Inc.*	2,600	9,074
Benson Hill, Inc.*	5,600	15,344
Fresh Del Monte Produce, Inc.	1,016	30,002
Tejon Ranch Co.*	825	12,804
The Andersons, Inc.	1,032	34,046
Turning Point Brands, Inc.	500	13,565
Universal Corp.	855	51,727
Vector Group Ltd.	4,857	50,999
Vital Farms, Inc.*	800	7,000
		242,763
Airlines — 0.3%
Allegiant Travel Co.*	521	58,920
Frontier Group Holdings, Inc.*	1,200	11,244
Hawaiian Holdings, Inc.*	1,626	23,268
SkyWest, Inc.*	1,681	35,721
Spirit Airlines, Inc.*	3,600	85,824
Sun Country Airlines Holdings, Inc.*	1,100	20,174
Wheels Up Experience, Inc.*	5,200	10,140
		245,291
Apparel — 0.6%
Cenntro Electric Group Ltd.*	6,000	9,060
	Number of Shares	Value†

Apparel — (continued)
Crocs, Inc.*	2,000	$ 97,340
Ermenegildo Zegna Holditalia SpA*	1,500	15,825
Fossil Group, Inc.*	1,700	8,789
Kontoor Brands, Inc.	1,700	56,729
Oxford Industries, Inc.	508	45,080
PLBY Group, Inc.*	1,000	6,400
Rocky Brands, Inc.	200	6,836
Steven Madden Ltd.	2,673	86,097
Superior Group of Cos., Inc.	400	7,100
Torrid Holdings, Inc.*	400	1,728
Urban Outfitters, Inc.*	2,200	41,052
Weyco Group, Inc.	200	4,890
Wolverine World Wide, Inc.	2,582	52,053
		438,979
Auto Manufacturers — 0.3%
Blue Bird Corp.*	692	6,373
Canoo, Inc.*	3,700	6,845
Fisker, Inc.*	5,400	46,278
Hyliion Holdings Corp.*	3,900	12,558
Hyzon Motors, Inc.*	2,900	8,526
Lightning eMotors, Inc.*	1,300	3,601
Lordstown Motors Corp., Class A*	5,600	8,848
Nikola Corp.*	9,500	45,220
REV Group, Inc.	1,000	10,870
TuSimple Holdings, Inc., Class A*	4,600	33,258
Wabash National Corp.	1,600	21,728
Workhorse Group, Inc.*	5,500	14,300
Xos, Inc.*	1,800	3,312
		221,717
Auto Parts & Equipment — 1.5%
Adient PLC*	3,100	91,853
Aeva Technologies, Inc.*	3,400	10,642
American Axle & Manufacturing Holdings, Inc.*	4,016	30,241
Dana, Inc.	4,196	59,038
Dorman Products, Inc.*	857	94,021
Douglas Dynamics, Inc.	700	20,118
Fox Factory Holding Corp.*	1,397	112,514
Gentherm, Inc.*	1,068	66,654
Holley, Inc.*	1,700	17,850
indie Semiconductor, Inc., Class A*	3,300	18,810
Luminar Technologies, Inc.*	7,800	46,254
Meritor, Inc.*	2,245	81,561
Methode Electronics, Inc.	1,260	46,670
Microvast Holdings, Inc.*	5,600	12,432
Miller Industries, Inc.	343	7,776
Motorcar Parts of America, Inc.*	500	6,560
Proterra, Inc.*	7,200	33,408
Solid Power, Inc.*	1,900	10,222
Standard Motor Products, Inc.	700	31,493
Tenneco, Inc., Class A*	2,900	49,764
The Goodyear Tire & Rubber Co.*	9,295	99,549
The Shyft Group, Inc.	1,200	22,308
Titan International, Inc.*	1,800	27,180

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Auto Parts & Equipment — (continued)
Velodyne Lidar, Inc.*	2,400	$ 2,293
Visteon Corp.*	900	93,222
XPEL, Inc.*	600	27,558
		1,119,991
Banks — 9.3%
1st Source Corp.	588	26,695
ACNB Corp.	300	8,907
Alerus Financial Corp.	400	9,524
Allegiance Bancshares, Inc.	600	22,656
Amalgamated Financial Corp.	600	11,868
American National Bankshares, Inc.	400	13,844
Ameris Bancorp	2,212	88,878
Arrow Financial Corp.	449	14,283
Associated Banc-Corp.	4,900	89,474
Atlantic Union Bankshares Corp.	2,507	85,037
BancFirst Corp.	620	59,340
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,110	14,730
Bank First Corp.	200	15,162
Bank of Marin Bancorp	480	15,254
BankUnited, Inc.	2,700	96,039
Bankwell Financial Group, Inc.	200	6,210
Banner Corp.	1,100	61,831
Bar Harbor Bankshares	397	10,266
BayCom Corp.	400	8,272
BCB Bancorp, Inc.	500	8,515
Blue Foundry Bancorp*	900	10,791
Blue Ridge Bankshares, Inc.	700	10,724
Bridgewater Bancshares Inc.*	700	11,298
Business First Bancshares, Inc.	700	14,917
Byline Bancorp, Inc.	900	21,420
Cadence Bank	6,083	142,829
Cambridge Bancorp	200	16,540
Camden National Corp.	539	23,743
Capital Bancorp, Inc.	200	4,340
Capital City Bank Group, Inc.	469	13,080
Capstar Financial Holdings, Inc.	600	11,772
Carter Bankshares, Inc.*	800	10,560
Cathay General Bancorp	2,450	95,917
CBTX, Inc.	700	18,613
Central Pacific Financial Corp.	900	19,305
Citizens & Northern Corp.	556	13,439
City Holding Co.	485	38,742
Civista Bancshares, Inc.	400	8,504
CNB Financial Corp.	474	11,466
Coastal Financial Corp.*	300	11,436
Colony Bankcorp, Inc.	500	7,545
Columbia Banking System, Inc.	2,568	73,573
Community Bank System, Inc.	1,737	109,917
Community Trust Bancorp, Inc.	483	19,533
ConnectOne Bancorp, Inc.	1,160	28,362
CrossFirst Bankshares, Inc.*	1,500	19,800
Customers Bancorp, Inc.*	980	33,222
CVB Financial Corp.	4,392	108,965
	Number of Shares	Value†

Banks — (continued)
Dime Community Bancshares, Inc.	1,109	$ 32,882
Eagle Bancorp, Inc.	1,073	50,871
Eastern Bankshares, Inc.	5,300	97,838
Enterprise Bancorp, Inc.	313	10,075
Enterprise Financial Services Corp.	1,180	48,970
Equity Bancshares, Inc., Class A	500	14,580
Esquire Financial Holdings, Inc.	200	6,660
Farmers & Merchants Bancorp, Inc.	400	13,276
Farmers National Banc Corp.	1,100	16,500
FB Financial Corp.	1,086	42,593
Financial Institutions, Inc.	440	11,449
First Bancorp	1,124	39,228
First BanCorp.	6,400	82,624
First Bank	400	5,592
First Busey Corp.	1,713	39,142
First Business Financial Services, Inc.	300	9,357
First Commonwealth Financial Corp.	3,221	43,226
First Community Bankshares, Inc.	626	18,411
First Financial Bancorp	3,082	59,791
First Financial Bankshares, Inc.	4,304	169,018
First Financial Corp.	380	16,910
First Foundation, Inc.	1,600	32,768
First Guaranty Bancshares, Inc.	200	4,862
First Internet Bancorp	300	11,046
First Interstate BancSystem, Inc., Class A	3,187	121,457
First Merchants Corp.	1,930	68,747
First Mid Bancshares, Inc.	500	17,835
Five Star Bancorp	500	13,210
Flagstar Bancorp, Inc.	1,700	60,265
Fulton Financial Corp.	5,103	73,738
FVCBankcorp, Inc.*	400	7,532
German American Bancorp, Inc.	838	28,643
Glacier Bancorp, Inc.	3,699	175,407
Great Southern Bancorp, Inc.	371	21,726
Guaranty Bancshares, Inc.	330	11,962
Hancock Whitney Corp.	2,878	127,582
Hanmi Financial Corp.	913	20,488
HarborOne Bancorp, Inc.	1,577	21,747
HBT Financial, Inc.	400	7,148
Heartland Financial USA, Inc.	1,317	54,708
Heritage Commerce Corp.	1,900	20,311
Heritage Financial Corp.	1,230	30,947
Hilltop Holdings, Inc.	2,142	57,106
Home BancShares, Inc.	6,235	129,501
HomeStreet, Inc.	600	20,802
Hope Bancorp, Inc.	3,767	52,135
Horizon Bancorp, Inc.	1,350	23,517
Independent Bank Corp.	1,560	123,911
Independent Bank Corp.	800	15,424
Independent Bank Group, Inc.	1,250	84,887
International Bancshares Corp.	1,825	73,146
John Marshall Bancorp, Inc.	400	9,016
Kearny Financial Corp.	2,245	24,942
Lakeland Bancorp, Inc.	2,111	30,863

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Lakeland Financial Corp.	791	$ 52,538
Live Oak Bancshares, Inc.	1,000	33,890
Luther Burbank Corp.	400	5,220
Macatawa Bank Corp.	800	7,072
Mercantile Bank Corp.	500	15,975
Merchants Bancorp	400	9,068
Meta Financial Group, Inc.	1,000	38,670
Metrocity Bankshares, Inc.	600	12,186
Metropolitan Bank Holding Corp.*	300	20,826
Mid Penn Bancorp, Inc.	400	10,788
Midland States Bancorp, Inc.	700	16,828
MidWestOne Financial Group, Inc.	400	11,888
MVB Financial Corp.	400	12,444
National Bank Holdings Corp., Class A	1,000	38,270
NBT Bancorp, Inc.	1,369	51,461
Nicolet Bankshares, Inc.*	400	28,936
Northeast Bank	200	7,306
OFG Bancorp	1,610	40,894
Old National Bancorp	9,857	145,785
Old Second Bancorp, Inc.	1,400	18,732
Origin Bancorp, Inc.	700	27,160
Orrstown Financial Services, Inc.	400	9,668
Park National Corp.	486	58,927
Parke Bancorp, Inc.	300	6,288
PCB Bancorp	400	7,472
PCSB Financial Corp.	500	9,545
Peapack-Gladstone Financial Corp.	636	18,889
Peoples Bancorp, Inc.	891	23,701
Peoples Financial Services Corp.	200	11,168
Pioneer Bancorp, Inc.*	500	4,900
Preferred Bank	500	34,010
Premier Financial Corp.	1,131	28,671
Primis Financial Corp.	1,000	13,630
Provident Bancorp, Inc.	404	6,343
QCR Holdings, Inc.	600	32,394
RBB Bancorp	400	8,268
Red River Bancshares, Inc.	200	10,816
Renasant Corp.	1,835	52,866
Republic Bancorp, Inc., Class A	287	13,848
Republic First Bancorp, Inc.*	1,700	6,477
S&T Bancorp, Inc.	1,381	37,881
Sandy Spring Bancorp, Inc.	1,450	56,651
Seacoast Banking Corp of Florida	1,940	64,098
ServisFirst Bancshares, Inc.	1,600	126,272
Shore Bancshares, Inc.	600	11,100
Sierra Bancorp	412	8,953
Silvergate Capital Corp., Class A*	1,066	57,063
Simmons First National Corp., Class A	4,096	87,081
SmartFinancial, Inc.	400	9,664
South Plains Financial, Inc.	400	9,656
Southern First Bancshares, Inc.*	200	8,718
Southside Bancshares, Inc.	1,071	40,077
SouthState Corp.	2,427	187,243
Sterling Bancorp, Inc.*	600	3,420
Stock Yards Bancorp, Inc.	967	57,846
	Number of Shares	Value†

Banks — (continued)
Summit Financial Group, Inc.	400	$ 11,112
Texas Capital Bancshares, Inc.*	1,700	89,488
The Bancorp, Inc.*	1,812	35,370
The Bank of NT Butterfield & Son Ltd.	1,600	49,904
The First Bancorp, Inc.	434	13,076
The First Bancshares, Inc.	700	20,020
The First of Long Island Corp.	689	12,078
Third Coast Bancshares, Inc.*	200	4,380
Tompkins Financial Corp.	458	33,022
Towne Bank	2,277	61,821
TriCo Bancshares	1,098	50,113
Triumph Bancorp, Inc.*	800	50,048
TrustCo Bank Corp.	650	20,046
Trustmark Corp.	2,030	59,256
UMB Financial Corp.	1,481	127,514
United Bankshares, Inc.	4,360	152,905
United Community Banks, Inc.	3,471	104,789
Unity Bancorp, Inc.	200	5,296
Univest Financial Corp.	987	25,109
USCB Financial Holdings, Inc.*	400	4,616
Valley National Bancorp	14,383	149,727
Veritex Holdings, Inc.	1,553	45,441
Walker & Dunlop, Inc.	972	93,642
Washington Trust Bancorp, Inc.	570	27,571
WesBanco, Inc.	1,930	61,200
West BanCorp, Inc.	478	11,635
Westamerica BanCorp	873	48,591
		7,080,821
Beverages — 0.5%
BRC, Inc., Class A*	800	6,528
Celsius Holdings, Inc.*	1,800	117,468
Coca-Cola Consolidated, Inc.	153	86,277
MGP Ingredients, Inc.	500	50,045
National Beverage Corp.	784	38,369
Primo Water Corp.	5,100	68,238
The Duckhorn Portfolio, Inc.*	1,200	25,272
The Vita Coco Co., Inc.*	500	4,895
Vintage Wine Estates, Inc.*	1,100	8,646
		405,738
Biotechnology — 6.6%
2seventy bio, Inc.*	1,433	18,916
4D Molecular Therapeutics, Inc.*	1,000	6,980
Aadi Bioscience, Inc.*	500	6,160
Absci Corp.*	1,600	5,312
ACADIA Pharmaceuticals, Inc.*	3,900	54,951
Adagio Therapeutics, Inc.*	2,300	7,544
Adicet Bio, Inc.*	900	13,140
ADMA Biologics, Inc.*	6,100	12,078
Aerovate Therapeutics, Inc.*	300	4,689
Affimed N.V.*	3,800	10,526
Agenus, Inc.*	6,600	12,804
Akero Therapeutics, Inc.*	900	8,505
Albireo Pharma, Inc.*	500	9,930
Allogene Therapeutics, Inc.*	2,200	25,080

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Allovir, Inc.*	1,000	$ 3,900
Alpha Teknova, Inc.*	200	1,680
Alpine Immune Sciences, Inc.*	600	5,106
ALX Oncology Holdings, Inc.*	600	4,854
Amicus Therapeutics, Inc.*	9,200	98,808
AnaptysBio, Inc.*	600	12,180
Anavex Life Sciences Corp.*	2,100	21,021
ANI Pharmaceuticals, Inc.*	300	8,901
Apellis Pharmaceuticals, Inc.*	3,000	135,660
Arbutus Biopharma Corp.*	3,100	8,401
Arcellx, Inc.*	400	7,232
Arcturus Therapeutics Holdings, Inc.*	700	11,018
Arcus Biosciences, Inc.*	1,500	38,010
Arcutis Biotherapeutics, Inc.*	1,300	27,703
Arrowhead Pharmaceuticals, Inc.*	3,400	119,714
Atara Biotherapeutics, Inc.*	2,928	22,809
Atea Pharmaceuticals, Inc.*	2,100	14,910
Athira Pharma, Inc.*	1,200	3,660
Aura Biosciences, Inc.*	300	4,251
Aurinia Pharmaceuticals, Inc.*	4,400	44,220
Avid Bioservices, Inc.*	2,100	32,046
Avidity Biosciences, Inc.*	1,300	18,889
Axsome Therapeutics, Inc.*	900	34,470
Beam Therapeutics, Inc.*	2,100	81,291
Berkeley Lights, Inc.*	1,600	7,952
BioCryst Pharmaceuticals, Inc.*	6,000	63,480
Biohaven Pharmaceutical Holding Co., Ltd.*	2,035	296,520
Bluebird Bio, Inc.*	2,200	9,108
Blueprint Medicines Corp.*	2,000	101,020
Bridgebio Pharma, Inc.*	3,455	31,371
C4 Therapeutics, Inc.*	1,300	9,802
Cara Therapeutics, Inc.*	1,500	13,695
Caribou Biosciences, Inc.*	1,500	8,145
Cassava Sciences, Inc.*	1,200	33,744
Celldex Therapeutics, Inc.*	1,500	40,440
Century Therapeutics, Inc.*	400	3,360
Cerevel Therapeutics Holdings, Inc.*	1,800	47,592
ChemoCentryx, Inc.*	1,895	46,958
Chinook Therapeutics, Inc.*	1,560	27,284
CinCor Pharma, Inc.*	300	5,652
Cogent Biosciences, Inc.*	1,400	12,628
Crinetics Pharmaceuticals, Inc.*	1,700	31,705
CTI BioPharma Corp.*	3,000	17,910
Cullinan Oncology, Inc.*	800	10,256
Cytek Biosciences, Inc.*	3,600	38,628
Day One Biopharmaceuticals, Inc.*	900	16,110
Deciphera Pharmaceuticals, Inc.*	1,200	15,780
Denali Therapeutics, Inc.*	3,300	97,119
Design Therapeutics, Inc.*	1,000	14,000
DICE Therapeutics, Inc.*	1,100	17,072
Dynavax Technologies Corp.*	3,920	49,353
Dyne Therapeutics, Inc.*	1,000	6,870
Edgewise Therapeutics, Inc.*	1,300	10,348
Editas Medicine, Inc.*	2,200	26,026
	Number of Shares	Value†

Biotechnology — (continued)
Eiger BioPharmaceuticals, Inc.*	900	$ 5,670
Emergent BioSolutions, Inc.*	1,558	48,360
EQRx, Inc.*	4,500	21,105
Erasca, Inc.*	1,900	10,583
Esperion Therapeutics, Inc.*	2,300	14,628
Evolus, Inc.*	1,200	13,920
EyePoint Pharmaceuticals, Inc.*	900	7,083
Fate Therapeutics, Inc.*	2,700	66,906
FibroGen, Inc.*	2,900	30,624
Forma Therapeutics Holdings, Inc.*	1,000	6,890
Generation Bio Co.*	1,300	8,528
Geron Corp.*	9,240	14,322
Global Blood Therapeutics, Inc.*	2,000	63,900
Gossamer Bio, Inc.*	1,800	15,066
Halozyme Therapeutics, Inc.*	4,389	193,116
HilleVax, Inc.*	400	4,372
Icosavax, Inc.*	900	5,157
Ideaya Biosciences, Inc.*	1,000	13,800
IGM Biosciences, Inc.*	300	5,409
Imago Biosciences, Inc.*	800	10,712
ImmunityBio, Inc.*	2,300	8,556
ImmunoGen, Inc.*	7,563	34,034
Immunovant, Inc.*	1,100	4,290
Inhibrx, Inc.*	1,000	11,350
Innoviva, Inc.*	2,100	30,996
Inovio Pharmaceuticals, Inc.*	6,800	11,764
Insmed, Inc.*	4,000	78,880
Instil Bio, Inc.*	1,800	8,316
Intellia Therapeutics, Inc.*	2,410	124,742
Intercept Pharmaceuticals, Inc.*	726	10,026
Intra-Cellular Therapies, Inc.*	3,000	171,240
Iovance Biotherapeutics, Inc.*	4,900	54,096
iTeos Therapeutics, Inc.*	700	14,420
IVERIC bio, Inc.*	3,884	37,364
Janux Therapeutics, Inc.*	400	4,884
Karuna Therapeutics, Inc.*	859	108,672
Karyopharm Therapeutics, Inc.*	2,500	11,275
Keros Therapeutics, Inc.*	500	13,815
Kezar Life Sciences, Inc.*	1,100	9,097
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	9,690
Kinnate Biopharma, Inc.*	800	10,088
Kodiak Sciences, Inc.*	1,100	8,404
Kronos Bio, Inc.*	1,300	4,732
Krystal Biotech, Inc.*	700	45,962
Kymera Therapeutics, Inc.*	1,100	21,659
Lexicon Pharmaceuticals, Inc.*	2,560	4,762
Ligand Pharmaceuticals, Inc.*	506	45,145
Liquidia Corp.*	1,600	6,976
MacroGenics, Inc.*	1,900	5,605
MaxCyte, Inc.*	3,100	14,663
MeiraGTx Holdings PLC*	1,100	8,327
Mersana Therapeutics, Inc.*	2,300	10,626
Monte Rosa Therapeutics, Inc.*	1,100	10,637
Myriad Genetics, Inc.*	2,700	49,059
Nektar Therapeutics*	5,900	22,420

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
NeoGenomics, Inc.*	3,700	$ 30,155
NGM Biopharmaceuticals, Inc.*	1,200	15,384
Nkarta, Inc.*	1,200	14,784
Nurix Therapeutics, Inc.*	1,600	20,272
Nuvalent, Inc., Class A*	800	10,848
Nuvation Bio, Inc.*	3,800	12,312
Organogenesis Holdings, Inc.*	2,500	12,200
Pardes Biosciences, Inc.*	900	2,763
PepGen, Inc.*	300	2,979
Phathom Pharmaceuticals, Inc.*	700	5,908
Point Biopharma Global, Inc.*	2,400	16,344
Praxis Precision Medicines, Inc.*	1,200	2,940
Precigen, Inc.*	3,300	4,422
Prothena Corp. PLC*	1,200	32,580
Provention Bio, Inc.*	1,500	6,000
PTC Therapeutics, Inc.*	2,400	96,144
Radius Health, Inc.*	1,400	14,518
Rallybio Corp.*	400	3,020
RAPT Therapeutics, Inc.*	800	14,600
Recursion Pharmaceuticals, Inc., Class A*	4,700	38,258
REGENXBIO, Inc.*	1,300	32,110
Relay Therapeutics, Inc.*	2,300	38,525
Replimune Group, Inc.*	1,000	17,480
REVOLUTION Medicines, Inc.*	1,900	37,031
Rigel Pharmaceuticals, Inc.*	6,290	7,108
Rocket Pharmaceuticals, Inc.*	1,400	19,264
Sage Therapeutics, Inc.*	1,700	54,910
Sana Biotechnology, Inc.*	2,800	18,004
Sangamo Therapeutics, Inc.*	4,103	16,986
Seer, Inc.*	1,300	11,635
Sierra Oncology, Inc.*	500	27,495
Singular Genomics Systems, Inc.*	1,800	6,876
Sorrento Therapeutics, Inc.*	10,200	20,502
SpringWorks Therapeutics, Inc.*	1,000	24,620
Stoke Therapeutics, Inc.*	700	9,247
Sutro Biopharma, Inc.*	1,434	7,471
Syndax Pharmaceuticals, Inc.*	1,500	28,860
Talaris Therapeutics, Inc.*	800	3,608
Tango Therapeutics, Inc.*	1,500	6,795
Tarsus Pharmaceuticals, Inc.*	700	10,220
Tenaya Therapeutics, Inc.*	1,100	6,193
TG Therapeutics, Inc.*	4,100	17,425
Theravance Biopharma, Inc.*	2,200	19,932
Theseus Pharmaceuticals, Inc.*	500	2,765
TransMedics Group, Inc.*	900	28,305
Travere Therapeutics, Inc.*	2,000	48,460
Turning Point Therapeutics, Inc.*	1,466	110,317
Twist Bioscience Corp.*	1,888	66,004
Tyra Biosciences, Inc.*	500	3,575
Vaxart, Inc.*	4,000	14,000
VBI Vaccines, Inc.*	6,200	5,013
Ventyx Biosciences, Inc.*	400	4,892
Vera Therapeutics, Inc.*	400	5,444
Veracyte, Inc.*	2,200	43,780
	Number of Shares	Value†

Biotechnology — (continued)
Vericel Corp.*	1,500	$ 37,770
Veru, Inc.*	2,200	24,860
Verve Therapeutics, Inc.*	1,100	16,808
Vir Biotechnology, Inc.*	2,400	61,128
Viridian Therapeutics, Inc.*	800	9,256
VistaGen Therapeutics, Inc.*	6,800	5,984
Xencor, Inc.*	1,900	52,003
Zentalis Pharmaceuticals, Inc.*	1,200	33,720
		5,026,812
Building Materials — 1.3%
AAON, Inc.	1,385	75,843
American Woodmark Corp.*	569	25,611
Apogee Enterprises, Inc.	743	29,140
Boise Cascade Co.	1,300	77,337
Caesarstone Ltd.	600	5,478
Cornerstone Building Brands, Inc.*	1,864	45,649
Gibraltar Industries, Inc.*	1,101	42,664
Griffon Corp.	1,656	46,418
JELD-WEN Holding, Inc.*	3,100	45,229
Masonite International Corp.*	700	53,781
Modine Manufacturing Co.*	1,577	16,606
PGT Innovations, Inc.*	2,000	33,280
Simpson Manufacturing Co., Inc.	1,455	146,387
SmartRent, Inc.*	3,900	17,628
SPX Corp.*	1,500	79,260
Summit Materials, Inc., Class A*	3,905	90,947
UFP Industries, Inc.	2,049	139,619
View, Inc.*	5,100	8,262
		979,139
Chemicals — 2.0%
AdvanSix, Inc.	900	30,096
American Vanguard Corp.	878	19,623
Amyris, Inc.*	5,400	9,990
Balchem Corp.	1,041	135,059
Cabot Corp.	1,800	114,822
Codexis, Inc.*	2,000	20,920
Danimer Scientific, Inc.*	3,200	14,592
Diversey Holdings Ltd.*	2,600	17,160
Ecovyst, Inc.	1,800	17,730
GCP Applied Technologies, Inc.*	1,600	50,048
H.B. Fuller Co.	1,780	107,174
Hawkins, Inc.	698	25,149
Ingevity Corp.*	1,300	82,082
Innospec, Inc.	800	76,632
Intrepid Potash, Inc.*	370	16,757
Koppers Holdings, Inc.	620	14,037
Kronos Worldwide, Inc.	900	16,560
Lightwave Logic, Inc.*	3,700	24,198
Minerals Technologies, Inc.	1,128	69,192
Origin Materials, Inc.*	3,500	17,920
Orion Engineered Carbons S.A.	2,100	32,613
Perimeter Solutions S.A.*	4,000	43,360
Quaker Chemical Corp.	436	65,191
Rayonier Advanced Materials, Inc.*	1,900	4,978

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Rogers Corp.*	613	$ 160,661
Schweitzer-Mauduit International, Inc.	976	24,517
Sensient Technologies Corp.	1,358	109,400
Stepan Co.	735	74,492
Trinseo PLC	1,200	46,152
Tronox Holdings PLC, Class A	4,000	67,200
Unifi, Inc.*	460	6,468
Valhi, Inc.	100	4,534
		1,519,307
Coal — 0.5%
Alpha Metallurgical Resources, Inc.	600	77,478
Arch Resources, Inc.	500	71,545
CONSOL Energy, Inc.*	1,200	59,256
NACCO Industries, Inc., Class A	100	3,790
Peabody Energy Corp.*	3,800	81,054
Ramaco Resources, Inc.	700	9,205
SunCoke Energy, Inc.	2,541	17,304
Warrior Met Coal, Inc.	1,700	52,037
		371,669
Commercial Services — 5.3%
2U, Inc.*	2,300	24,081
ABM Industries, Inc.	2,239	97,217
Adtalem Global Education, Inc.*	1,500	53,955
AirSculpt Technologies, Inc.*	300	1,779
Alarm.com Holdings, Inc.*	1,600	98,976
Alight, Inc., Class A*	11,100	74,925
Alta Equipment Group, Inc.*	700	6,279
American Public Education, Inc.*	655	10,585
AMN Healthcare Services, Inc.*	1,509	165,552
API Group Corp.*	6,700	100,299
Arlo Technologies, Inc.*	3,033	19,017
ASGN, Inc.*	1,639	147,920
Bakkt Holdings, Inc.*	1,900	3,990
Barrett Business Services, Inc.	242	17,635
Bird Global, Inc., Class A*	5,600	2,442
BrightView Holdings, Inc.*	1,415	16,980
Carriage Services, Inc.	500	19,825
Cass Information Systems, Inc.	498	16,832
CBIZ, Inc.*	1,640	65,534
Chegg, Inc.*	4,100	76,998
Cimpress PLC*	619	24,079
Core Scientific, Inc.*	7,100	10,579
CoreCivic, Inc.*	4,200	46,662
CorVel Corp.*	299	44,034
Coursera, Inc.*	3,700	52,466
CRA International, Inc.	274	24,474
Cross Country Healthcare, Inc.*	1,084	22,580
Custom Truck One Source, Inc.*	2,100	11,760
Deluxe Corp.	1,507	32,657
Distribution Solutions Group, Inc.*	200	10,278
Ennis, Inc.	858	17,357
European Wax Center, Inc., Class A	500	8,810
EVERTEC, Inc.	1,939	71,510
Evo Payments, Inc., Class A*	1,500	35,280
	Number of Shares	Value†

Commercial Services — (continued)
First Advantage Corp.*	1,900	$ 24,073
Forrester Research, Inc.*	375	17,940
Franklin Covey Co.*	397	18,333
Graham Holdings Co., Class B	130	73,689
Green Dot Corp., Class A*	1,727	43,365
HealthEquity, Inc.*	2,700	165,753
Heidrick & Struggles International, Inc.	569	18,413
Herc Holdings, Inc.	838	75,546
Huron Consulting Group, Inc.*	728	47,313
I3 Verticals, Inc., Class A*	800	20,016
ICF International, Inc.	648	61,560
Information Services Group, Inc.	1,200	8,112
Insperity, Inc.	1,230	122,791
John Wiley & Sons, Inc., Class A	1,400	66,864
Kelly Services, Inc., Class A	1,314	26,057
Kforce, Inc.	686	42,079
Korn Ferry	1,790	103,856
Landec Corp.*	718	7,158
Laureate Education, Inc., Class A	3,300	38,181
Legalzoom.com, Inc.*	3,200	35,168
LiveRamp Holdings, Inc.*	2,167	55,930
Marathon Digital Holdings, Inc.*	3,100	16,554
Medifast, Inc.	376	67,872
MoneyGram International, Inc.*	3,000	30,000
Moneylion, Inc.*	4,700	6,204
Monro, Inc.	1,137	48,755
Multiplan Corp.*	12,800	70,272
National Research Corp.	487	18,642
Paya Holdings, Inc.*	2,800	18,396
Payoneer Global, Inc.*	7,100	27,832
Paysafe Ltd.*	11,000	21,450
Perdoceo Education Corp.*	2,300	27,094
PFSweb, Inc.*	500	5,880
Priority Technology Holdings, Inc.*	600	1,980
PROG Holdings, Inc.*	1,967	32,456
Progyny, Inc.*	2,400	69,720
Quad/Graphics, Inc.*	1,100	3,025
R1 RCM, Inc.*	4,400	92,224
Remitly Global, Inc.*	2,700	20,682
Rent the Runway, Inc., Class A*	800	2,456
Rent-A-Center, Inc.	1,753	34,096
Repay Holdings Corp.*	2,700	34,695
Resources Connection, Inc.	922	18,781
Riot Blockchain, Inc.*	3,700	15,503
Sabre Corp.*	10,700	62,381
ShotSpotter, Inc.*	300	8,073
SP Plus Corp.*	693	21,289
Spire Global, Inc.*	4,100	4,756
Sterling Check Corp.*	500	8,155
StoneCo Ltd., Class A*	9,100	70,070
StoneMor, Inc.*	2,000	6,840
Strategic Education, Inc.	752	53,076
Stride, Inc.*	1,352	55,148
Textainer Group Holdings Ltd.	1,512	41,444
The Aaron's Co., Inc.	1,100	16,005

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
The Brink's Co.	1,510	$ 91,672
The Hackett Group, Inc.	716	13,583
Transcat, Inc.*	200	11,362
TriNet Group, Inc.*	1,200	93,144
Triton International Ltd.	2,093	110,196
TrueBlue, Inc.*	1,076	19,260
Udemy, Inc.*	2,400	24,504
Universal Technical Institute, Inc.*	1,100	7,843
Vectrus, Inc.*	400	13,384
Viad Corp.*	671	18,526
Vivint Smart Home, Inc.*	3,100	10,788
Willdan Group, Inc.*	300	8,274
WW International, Inc.*	1,700	10,863
ZipRecruiter, Inc., Class A*	2,600	38,532
		4,009,281
Computers — 2.0%
3D Systems Corp.*	4,200	40,740
Cantaloupe, Inc.*	2,000	11,200
Cerberus Cyber Sentinel Corp.*	1,500	5,400
Conduent, Inc.*	5,800	25,056
Corsair Gaming, Inc.*	1,000	13,130
Desktop Metal, Inc., Class A*	9,584	21,085
Diebold Nixdorf, Inc.*	2,500	5,675
ExlService Holdings, Inc.*	1,100	162,063
Grid Dynamics Holdings, Inc.*	1,400	23,548
Insight Enterprises, Inc.*	1,043	89,990
Integral Ad Science Holding Corp.*	1,200	11,916
IronNet, Inc.*	2,100	4,641
KnowBe4, Inc., Class A*	2,400	37,488
Markforged Holding Corp.*	3,600	6,660
Maximus, Inc.	2,067	129,208
Mitek Systems, Inc.*	1,500	13,860
NetScout Systems, Inc.*	2,365	80,055
NextNav, Inc.*	1,600	3,632
OneSpan, Inc.*	1,128	13,423
PAR Technology Corp.*	800	29,992
Parsons Corp.*	1,000	40,420
Ping Identity Holding Corp.*	2,500	45,350
Qualys, Inc.*	1,275	160,829
Rapid7, Inc.*	1,900	126,920
Rigetti Computing, Inc.*	1,000	3,670
Rimini Street, Inc.*	1,800	10,818
SecureWorks Corp., Class A*	500	5,430
Super Micro Computer, Inc.*	1,500	60,525
Telos Corp.*	1,300	10,504
Tenable Holdings, Inc.*	3,600	163,476
TTEC Holdings, Inc.	607	41,209
Unisys Corp.*	2,324	27,958
Varonis Systems, Inc.*	3,544	103,910
Velo3D, Inc.*	1,800	2,484
Vuzix Corp.*	2,000	14,200
		1,546,465
Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co.	1,800	62,136
	Number of Shares	Value†

Cosmetics & Personal Care — (continued)
elf Beauty, Inc.*	1,600	$ 49,088
Inter Parfums, Inc.	624	45,589
The Beauty Health Co.*	3,400	43,724
The Honest Co., Inc.*	2,800	8,176
		208,713
Distribution & Wholesale — 0.6%
A-Mark Precious Metals, Inc.	600	19,350
Avient Corp.	3,055	122,444
G-III Apparel Group Ltd.*	1,508	30,507
Global Industrial Co.	362	12,225
H&E Equipment Services, Inc.	1,059	30,679
Hudson Technologies, Inc.*	1,400	10,514
KAR Auction Services, Inc.*	4,100	60,557
Resideo Technologies, Inc.*	4,700	91,274
ScanSource, Inc.*	881	27,434
ThredUp, Inc., Class A*	1,900	4,750
Titan Machinery, Inc.*	723	16,203
Veritiv Corp.*	500	54,275
VSE Corp.	308	11,575
		491,787
Diversified Financial Services — 2.4%
Amerant Bancorp, Inc.	900	25,308
Artisan Partners Asset Management, Inc., Class A	1,900	67,583
AssetMark Financial Holdings, Inc.*	500	9,385
Associated Capital Group, Inc., Class A	100	3,583
Atlanticus Holdings Corp.*	200	7,034
B Riley Financial, Inc.	700	29,575
BGC Partners, Inc., Class A	10,500	35,385
Blucora, Inc.*	1,596	29,462
Bread Financial Holdings, Inc.	1,600	59,296
Brightsphere Investment Group, Inc.	1,026	18,478
Brookfield Business Corp., Class A	800	18,408
Calamos Asset Management, Inc., Class A(1),*	469	0
Cohen & Steers, Inc.	817	51,953
Columbia Financial, Inc.*	1,100	23,991
Consumer Portfolio Services, Inc.*	500	5,125
Cowen, Inc., Class A	947	22,434
Cryptyde, Inc.*	600	1,218
Curo Group Holdings Corp.	900	4,977
Diamond Hill Investment Group, Inc.	107	18,579
Enact Holdings, Inc.	1,000	21,480
Encore Capital Group, Inc.*	797	46,043
Enova International, Inc.*	1,013	29,195
EZCORP, Inc., Class A*	1,766	13,263
Federal Agricultural Mortgage Corp., Class C	300	29,295
Federated Hermes, Inc.	2,900	92,191
Finance Of America Cos., Inc., Class A*	1,300	2,041
First Western Financial, Inc.*	300	8,157
Flywire Corp.*	1,800	31,734
Focus Financial Partners, Inc., Class A*	1,900	64,714
GAMCO Investors, Inc., Class A	215	4,493

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
GCM Grosvenor, Inc., Class A	1,200	$ 8,220
Hamilton Lane, Inc., Class A	1,200	80,616
Houlihan Lokey, Inc.	1,706	134,655
International Money Express, Inc.*	1,200	24,564
LendingClub Corp.*	3,560	41,616
LendingTree, Inc.*	377	16,520
Manning & Napier, Inc.	500	6,235
Moelis & Co., Class A	2,000	78,700
Mr. Cooper Group, Inc.*	2,492	91,556
Navient Corp.	3,800	53,162
Nelnet, Inc., Class A	499	42,540
NerdWallet, Inc., Class A*	800	6,344
Oportun Financial Corp.*	700	5,789
Oppenheimer Holdings, Inc., Class A	338	11,168
PennyMac Financial Services, Inc.	1,000	43,710
Perella Weinberg Partners	1,500	8,745
Piper Sandler Cos.	587	66,542
PJT Partners, Inc., Class A	800	56,224
PRA Group, Inc.*	1,248	45,377
Pzena Investment Management, Inc., Class A	830	5,470
Regional Management Corp.	300	11,211
Sculptor Capital Management, Inc.	600	5,010
Silvercrest Asset Management Group, Inc., Class A	300	4,923
StepStone Group, Inc., Class A	1,600	41,648
StoneX Group, Inc.*	593	46,296
Velocity Financial, Inc.*	400	4,396
Victory Capital Holdings, Inc., Class A	500	12,050
Virtus Investment Partners, Inc.	236	40,361
WisdomTree Investments, Inc.	4,900	24,843
World Acceptance Corp.*	150	16,836
		1,809,707
Electric — 1.7%
ALLETE, Inc.	1,851	108,802
Altus Power, Inc.*	1,400	8,834
Ameresco, Inc., Class A*	1,000	45,560
Avista Corp.	2,339	101,770
Black Hills Corp.	2,148	156,310
Clearway Energy, Inc., Class A	1,100	35,167
Clearway Energy, Inc., Class C	2,800	97,552
FTC Solar, Inc.*	1,600	5,792
MGE Energy, Inc.	1,242	96,665
NorthWestern Corp.	1,780	104,895
Ormat Technologies, Inc.	1,500	117,525
Otter Tail Corp.	1,392	93,445
PNM Resources, Inc.	2,810	134,262
Portland General Electric Co.	2,956	142,863
Unitil Corp.	563	33,059
Via Renewables, Inc.	400	3,064
		1,285,565
Electrical Components & Equipment — 0.7%
Belden, Inc.	1,455	77,508
Blink Charging Co.*	1,200	19,836
	Number of Shares	Value†

Electrical Components & Equipment — (continued)
Encore Wire Corp.	671	$ 69,730
Energizer Holdings, Inc.	2,200	62,370
EnerSys	1,423	83,900
ESS Tech, Inc.*	2,600	7,306
Insteel Industries, Inc.	691	23,266
nLight, Inc.*	1,300	13,286
Novanta, Inc.*	1,168	141,643
Powell Industries, Inc.	229	5,352
		504,197
Electronics — 1.6%
Advanced Energy Industries, Inc.	1,193	87,065
Akoustis Technologies, Inc.*	2,000	7,400
Allied Motion Technologies, Inc.	300	6,852
Atkore, Inc.*	1,400	116,214
Badger Meter, Inc.	918	74,257
Benchmark Electronics, Inc.	1,113	25,109
Berkshire Grey, Inc.*	1,600	2,320
Brady Corp., Class A	1,557	73,553
Charge Enterprises, Inc.*	3,500	16,695
Comtech Telecommunications Corp.	952	8,635
CTS Corp.	1,063	36,195
CyberOptics Corp.*	200	6,988
Enovix Corp.*	3,600	32,076
Evolv Technologies Holdings, Inc.*	2,700	7,182
FARO Technologies, Inc.*	620	19,115
GoPro, Inc., Class A*	4,300	23,779
Identiv, Inc.*	800	9,264
Itron, Inc.*	1,500	74,145
Kimball Electronics, Inc.*	933	18,753
Knowles Corp.*	2,852	49,425
Mesa Laboratories, Inc.	156	31,815
MicroVision, Inc.*	5,100	19,584
Mirion Technologies, Inc.*	4,500	25,920
Napco Security Technologies, Inc.*	1,000	20,590
OSI Systems, Inc.*	557	47,590
Plexus Corp.*	903	70,885
Sanmina Corp.*	1,926	78,446
Stoneridge, Inc.*	873	14,972
TTM Technologies, Inc.*	3,429	42,863
Turtle Beach Corp.*	500	6,115
Vicor Corp.*	722	39,515
Vishay Intertechnology, Inc.	4,300	76,626
Vishay Precision Group, Inc.*	500	14,565
		1,184,508
Energy-Alternate Sources — 0.6%
Aemetis, Inc.*	900	4,419
Alto Ingredients, Inc.*	2,600	9,646
Archaea Energy, Inc.*	1,900	29,507
Array Technologies, Inc.*	4,900	53,949
Cleanspark, Inc.*	1,200	4,704
Energy Vault Holdings, Inc.*	800	8,016
Eneti, Inc.	700	4,298
Fluence Energy, Inc.*	1,200	11,376
FuelCell Energy, Inc.*	12,000	45,000

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — (continued)
FutureFuel Corp.	800	$ 5,824
Gevo, Inc.*	6,400	15,040
Green Plains, Inc.*	1,567	42,575
Infrastructure and Energy Alternatives, Inc.*	800	6,424
Montauk Renewables, Inc.*	2,100	21,105
REX American Resources Corp.*	192	16,282
Shoals Technologies Group, Inc., Class A*	3,700	60,976
Stem, Inc.*	4,700	33,652
Sunnova Energy International, Inc.*	3,200	58,976
SunPower Corp.*	2,800	44,268
TPI Composites, Inc.*	1,100	13,750
		489,787
Engineering & Construction — 1.4%
908 Devices, Inc.*	800	16,472
Arcosa, Inc.	1,600	74,288
Atlas Technical Consultants, Inc.*	500	2,630
Comfort Systems USA, Inc.	1,127	93,710
Concrete Pumping Holdings, Inc.*	1,100	6,666
Construction Partners, Inc., Class A*	1,400	29,316
Dycom Industries, Inc.*	953	88,667
EMCOR Group, Inc.	1,663	171,222
Exponent, Inc.	1,680	153,669
Fluor Corp.*	4,700	114,398
Frontdoor, Inc.*	2,700	65,016
Granite Construction, Inc.	1,633	47,586
Great Lakes Dredge & Dock Corp.*	2,351	30,822
IES Holdings, Inc.*	300	9,051
Latham Group, Inc.*	1,500	10,395
MYR Group, Inc.*	583	51,380
NV5 Global, Inc.*	454	53,000
Primoris Services Corp.	1,790	38,950
Sterling Infrastructure, Inc.*	1,000	21,920
Tutor Perini Corp.*	1,397	12,266
		1,091,424
Entertainment — 1.0%
Accel Entertainment, Inc.*	2,000	21,240
Bally's Corp.*	1,450	28,681
Cinemark Holdings, Inc.*	3,500	52,570
Everi Holdings, Inc.*	2,800	45,668
Golden Entertainment, Inc.*	600	23,730
IMAX Corp.*	1,800	30,402
International Game Technology PLC	3,300	61,248
Liberty Media Corp.-Liberty Braves, Class A*	300	7,545
Liberty Media Corp.-Liberty Braves, Class C*	1,300	31,200
Light & Wonder, Inc.*	3,200	150,368
Lions Gate Entertainment Corp., Class A*	1,900	17,689
Lions Gate Entertainment Corp., Class B*	3,800	33,554
	Number of Shares	Value†

Entertainment — (continued)
Madison Square Garden Entertainment Corp.*	837	$ 44,043
Monarch Casino & Resort, Inc.*	485	28,455
NEOGAMES S.A.*	400	5,364
RCI Hospitality Holdings, Inc.	300	14,508
Red Rock Resorts, Inc., Class A	1,800	60,048
Reservoir Media, Inc.*	700	4,564
Rush Street Interactive, Inc.*	1,800	8,406
SeaWorld Entertainment, Inc.*	1,500	66,270
		735,553
Environmental Control — 0.5%
Casella Waste Systems, Inc., Class A*	1,600	116,288
Centrus Energy Corp., Class A*	300	7,425
Energy Recovery, Inc.*	2,000	38,840
Evoqua Water Technologies Corp.*	3,800	123,538
Harsco Corp.*	2,500	17,775
Heritage-Crystal Clean, Inc.*	600	16,176
Li-Cycle Holdings Corp.*	4,300	29,584
Montrose Environmental Group, Inc.*	900	30,384
Pure Cycle Corp.*	800	8,432
PureCycle Technologies, Inc.*	3,500	25,970
		414,412
Food — 1.8%
B&G Foods, Inc.	2,172	51,650
Beyond Meat, Inc.*	2,000	47,880
Calavo Growers, Inc.	551	22,988
Cal-Maine Foods, Inc.	1,246	61,565
HF Foods Group, Inc.*	1,300	6,786
Hostess Brands, Inc.*	4,700	99,687
Ingles Markets, Inc., Class A	504	43,722
J & J Snack Foods Corp.	502	70,109
John B Sanfilippo & Son, Inc.	300	21,747
Krispy Kreme, Inc.	2,300	31,280
Lancaster Colony Corp.	641	82,548
Mission Produce, Inc.*	1,300	18,525
Natural Grocers by Vitamin Cottage, Inc.	400	6,380
Sanderson Farms, Inc.	687	148,069
Seneca Foods Corp., Class A*	211	11,719
SpartanNash Co.	1,130	34,092
Sprouts Farmers Market, Inc.*	3,600	91,152
SunOpta, Inc.*	3,200	24,896
Tattooed Chef, Inc.*	1,600	10,080
The Chefs' Warehouse, Inc.*	1,050	40,835
The Hain Celestial Group, Inc.*	2,500	59,350
The Simply Good Foods Co.*	3,000	113,310
Tootsie Roll Industries, Inc.	566	20,008
TreeHouse Foods, Inc.*	1,700	71,094
United Natural Foods, Inc.*	1,900	74,860
Utz Brands, Inc.	2,000	27,640
Village Super Market, Inc., Class A	268	6,113
Weis Markets, Inc.	566	42,190
Whole Earth Brands, Inc.*	1,300	8,060
		1,348,335

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Food Service — 0.1%
Healthcare Services Group, Inc.	2,580	$ 44,918
Sovos Brands, Inc.*	800	12,696
		57,614
Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	578	19,438
Glatfelter Corp.	1,359	9,350
Neenah, Inc.	574	19,596
Resolute Forest Products, Inc.*	1,500	19,140
Sylvamo Corp.	1,200	39,216
		106,740
Gas — 1.3%
Brookfield Infrastructure Corp., Class A	3,150	133,875
Chesapeake Utilities Corp.	585	75,787
New Jersey Resources Corp.	3,164	140,893
Northwest Natural Holding Co.	1,050	55,755
ONE Gas, Inc.	1,800	146,142
South Jersey Industries, Inc.	3,980	135,877
Southwest Gas Holdings, Inc.	2,157	187,831
Spire, Inc.	1,656	123,157
		999,317
Hand & Machine Tools — 0.3%
Cadre Holdings, Inc.	300	5,901
Enerpac Tool Group Corp.	2,106	40,056
Franklin Electric Co., Inc.	1,470	107,692
Kennametal, Inc.	2,700	62,721
Luxfer Holdings PLC	1,000	15,120
		231,490
Healthcare Products — 3.8%
Adaptive Biotechnologies Corp.*	3,600	29,124
Akoya Biosciences, Inc.*	300	3,855
Alphatec Holdings, Inc.*	2,300	15,042
AngioDynamics, Inc.*	1,158	22,407
Artivion, Inc.*	1,199	22,637
AtriCure, Inc.*	1,500	61,290
Atrion Corp.	44	27,670
Avanos Medical, Inc.*	1,700	46,478
Axogen, Inc.*	1,200	9,828
Axonics, Inc.*	1,500	85,005
BioLife Solutions, Inc.*	1,100	15,191
Bionano Genomics, Inc.*	9,200	12,696
Bioventus, Inc., Class A*	1,095	7,468
Butterfly Network, Inc.*	4,100	12,587
Cardiovascular Systems, Inc.*	1,200	17,232
CareDx, Inc.*	1,700	36,516
Castle Biosciences, Inc.*	700	15,365
Cerus Corp.*	5,300	28,037
CONMED Corp.	922	88,291
Cue Health, Inc.*	3,500	11,200
Cutera, Inc.*	600	22,500
Glaukos Corp.*	1,551	70,446
Haemonetics Corp.*	1,659	108,134
Hanger, Inc.*	1,100	15,752
Inari Medical, Inc.*	1,600	108,784
	Number of Shares	Value†

Healthcare Products — (continued)
Inogen, Inc.*	600	$ 14,508
Inspire Medical Systems, Inc.*	897	163,855
Integer Holdings Corp.*	1,113	78,645
iRadimed Corp.	200	6,788
iRhythm Technologies, Inc.*	993	107,274
Lantheus Holdings, Inc.*	2,206	145,662
LeMaitre Vascular, Inc.	600	27,330
LivaNova PLC*	1,800	112,446
Meridian Bioscience, Inc.*	1,360	41,371
Merit Medical Systems, Inc.*	1,775	96,329
MiMedx Group, Inc.*	3,700	12,839
NanoString Technologies, Inc.*	1,500	19,050
Natus Medical, Inc.*	1,075	35,228
Nautilus Biotechnology, Inc.*	1,600	4,304
Neogen Corp.*	3,538	85,230
Nevro Corp.*	1,117	48,958
NuVasive, Inc.*	1,706	83,867
Omnicell, Inc.*	1,470	167,212
OraSure Technologies, Inc.*	2,201	5,965
Orthofix Medical, Inc.*	571	13,441
OrthoPediatrics Corp.*	500	21,575
Pacific Biosciences of California, Inc.*	7,800	34,476
Paragon 28, Inc.*	1,500	23,805
Patterson Cos., Inc.	2,800	84,840
PROCEPT BioRobotics Corp.*	800	26,152
Pulmonx Corp.*	800	11,776
Quanterix Corp.*	1,000	16,190
Quantum-Si, Inc.*	3,000	6,960
RxSight, Inc.*	800	11,264
SeaSpine Holdings Corp.*	1,000	5,650
Shockwave Medical, Inc.*	1,181	225,772
SI-BONE, Inc.*	1,000	13,200
Silk Road Medical, Inc.*	1,100	40,029
SomaLogic, Inc.*	4,900	22,148
STAAR Surgical Co.*	1,607	113,985
Surmodics, Inc.*	473	17,610
Tactile Systems Technology, Inc.*	600	4,380
Treace Medical Concepts, Inc.*	1,000	14,340
Utah Medical Products, Inc.	100	8,590
Varex Imaging Corp.*	1,200	25,668
Vicarious Surgical, Inc.*	1,800	5,292
ViewRay, Inc.*	5,700	15,105
Zimvie, Inc.*	700	11,207
Zynex, Inc.	660	5,267
		2,929,118
Healthcare Services — 1.5%
23andMe Holding Co., Class A*	5,600	13,888
Accolade, Inc.*	1,600	11,840
Addus HomeCare Corp.*	500	41,640
Agiliti, Inc.*	800	16,408
American Well Corp., Class A*	8,000	34,560
ATI Physical Therapy, Inc.*	2,400	3,384
Aveanna Healthcare Holdings, Inc.*	1,400	3,164
Babylon Holdings Ltd., Class A*	3,600	3,520

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Bright Health Group, Inc.*	7,700	$ 14,014
Brookdale Senior Living, Inc.*	6,300	28,602
Cano Health, Inc.*	5,300	23,214
CareMax, Inc.*	1,900	6,897
Clover Health Investments Corp.*	12,500	26,750
Community Health Systems, Inc.*	4,100	15,375
DocGo, Inc.*	2,600	18,564
Fulgent Genetics, Inc.*	700	38,171
Innovage Holding Corp.*	700	3,066
Inotiv, Inc.*	500	4,800
Invitae Corp.*	6,500	15,860
LHC Group, Inc.*	974	151,691
LifeStance Health Group, Inc.*	2,600	14,456
MEDNAX, Inc.*	2,900	60,929
Medpace Holdings, Inc.*	900	134,703
ModivCare, Inc.*	400	33,800
Nano-X Imaging Ltd.*	1,400	15,820
National HealthCare Corp.	406	28,379
OPKO Health, Inc.*	12,601	31,881
Oscar Health, Inc., Class A*	3,900	16,575
P3 Health Partners, Inc.*	800	2,976
RadNet, Inc.*	1,600	27,648
Science 37 Holdings, Inc.*	2,000	4,020
Select Medical Holdings Corp.	3,500	82,670
Sema4 Holdings Corp.*	5,200	6,552
Surgery Partners, Inc.*	1,400	40,488
The Ensign Group, Inc.	1,780	130,777
The Joint Corp.*	500	7,655
The Oncology Institute, Inc.*	600	3,036
The Pennant Group, Inc.*	740	9,479
U.S. Physical Therapy, Inc.	455	49,686
		1,176,938
Holding Companies — 0.0%
Professional Holding Corp., Class A*	400	8,020
Home Builders — 1.2%
Beazer Homes USA, Inc.*	924	11,153
Cavco Industries, Inc.*	298	58,405
Century Communities, Inc.	1,000	44,970
Dream Finders Homes, Inc., Class A*	700	7,448
Forestar Group, Inc.*	460	6,297
Green Brick Partners, Inc.*	1,000	19,570
Hovnanian Enterprises, Inc., Class A*	200	8,558
Installed Building Products, Inc.	829	68,940
KB Home	2,600	73,996
Landsea Homes Corp.*	700	4,662
LCI Industries	791	88,497
LGI Homes, Inc.*	700	60,830
M/I Homes, Inc.*	936	37,122
MDC Holdings, Inc.	1,859	60,064
Meritage Homes Corp.*	1,190	86,275
Skyline Champion Corp.*	1,800	85,356
Taylor Morrison Home Corp.*	3,800	88,768
Tri Pointe Homes, Inc.*	3,600	60,732
	Number of Shares	Value†

Home Builders — (continued)
Winnebago Industries, Inc.	1,122	$ 54,484
		926,127
Home Furnishings — 0.4%
Aterian, Inc.*	700	1,512
Ethan Allen Interiors, Inc.	828	16,734
iRobot Corp.*	880	32,340
MillerKnoll, Inc.	2,428	63,784
Purple Innovation, Inc.*	1,700	5,202
Sleep Number Corp.*	772	23,893
Snap One Holdings Corp.*	400	3,668
Sonos, Inc.*	4,300	77,572
The Lovesac Co.*	400	11,000
Traeger, Inc.*	700	2,975
Universal Electronics, Inc.*	400	10,228
Vizio Holding Corp., Class A*	2,200	15,004
Weber, Inc., Class A	500	3,605
		267,517
Household Products & Wares — 0.4%
ACCO Brands Corp.	2,893	18,891
Central Garden & Pet Co.*	300	12,726
Central Garden & Pet Co., Class A*	1,302	52,093
Helen of Troy Ltd.*	777	126,193
Quanex Building Products Corp.	1,025	23,319
WD-40 Co.	464	93,431
		326,653
Housewares — 0.0%
Lifetime Brands, Inc.	400	4,416
Tupperware Brands Corp.*	1,700	10,778
		15,194
Insurance — 2.5%
Ambac Financial Group, Inc.*	1,500	17,025
American Equity Investment Life Holding Co.	2,576	94,204
AMERISAFE, Inc.	608	31,622
Argo Group International Holdings Ltd.	1,032	38,040
BRP Group, Inc., Class A*	1,900	45,885
CNO Financial Group, Inc.	3,793	68,615
Crawford & Co., Class A	700	5,460
Doma Holdings, Inc.*	4,500	4,635
Donegal Group, Inc., Class A	683	11,645
eHealth, Inc.*	720	6,718
Employers Holdings, Inc.	882	36,947
Enstar Group Ltd.*	378	80,885
Essent Group Ltd.	3,400	132,260
Genworth Financial, Inc., Class A*	17,000	60,010
Goosehead Insurance, Inc., Class A	600	27,402
Greenlight Capital Re Ltd., Class A*	1,128	8,719
HCI Group, Inc.	200	13,552
Hippo Holdings, Inc.*	8,300	7,292
Horace Mann Educators Corp.	1,380	52,964
Investors Title Co.	39	6,119
Jackson Financial, Inc., Class A	2,500	66,875
James River Group Holdings Ltd.	1,300	32,214

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Kinsale Capital Group, Inc.	719	$ 165,111
Lemonade, Inc.*	1,300	23,738
MBIA, Inc.*	1,700	20,995
Mercury General Corp.	900	39,870
National Western Life Group, Inc., Class A	74	15,000
NI Holdings, Inc.*	200	3,286
NMI Holdings, Inc., Class A*	2,700	44,955
Palomar Holdings, Inc.*	800	51,520
ProAssurance Corp.	1,800	42,534
Radian Group, Inc.	5,703	112,064
RLI Corp.	1,276	148,769
Root, Inc., Class A*	4,600	5,474
Safety Insurance Group, Inc.	482	46,802
Selective Insurance Group, Inc.	1,975	171,707
Selectquote, Inc.*	4,300	10,664
SiriusPoint Ltd.*	2,700	14,634
Stewart Information Services Corp.	908	45,173
Tiptree, Inc.	600	6,372
Trean Insurance Group, Inc.*	500	3,115
Trupanion, Inc.*	1,236	74,481
United Fire Group, Inc.	680	23,276
Universal Insurance Holdings, Inc.	951	12,392
		1,931,020
Internet — 1.9%
1-800-Flowers.com, Inc., Class A*	937	8,911
1stdibs.com, Inc.*	900	5,121
Allbirds, Inc., Class A*	3,100	12,183
Blade Air Mobility, Inc.*	1,800	8,028
Bumble, Inc., Class A*	2,800	78,820
Cargurus, Inc.*	3,200	68,768
CarParts.com, Inc.*	1,600	11,104
Cars.com, Inc.*	2,100	19,803
ChannelAdvisor Corp.*	900	13,122
Cogent Communications Holdings, Inc.	1,419	86,219
ContextLogic, Inc., Class A*	18,600	29,760
Couchbase, Inc.*	900	14,778
DHI Group, Inc.*	1,400	6,958
Edgio, Inc.*	4,172	9,637
ePlus, Inc.*	942	50,039
Eventbrite, Inc., Class A*	2,500	25,675
EverQuote, Inc., Class A*	700	6,188
Figs, Inc., Class A*	4,200	38,262
Focus Universal, Inc.*	600	6,852
fuboTV, Inc.*	4,600	11,362
Gambling.com Group Ltd.*	300	2,361
Groupon, Inc.*	850	9,605
HealthStream, Inc.*	900	19,539
Lands' End, Inc.*	500	5,310
Liquidity Services, Inc.*	735	9,878
Magnite, Inc.*	4,206	37,349
Marqeta, Inc., Class A*	14,200	115,162
MediaAlpha, Inc., Class A*	600	5,910
Nerdy, Inc.*	1,800	3,834
	Number of Shares	Value†

Internet — (continued)
Open Lending Corp., Class A*	3,400	$ 34,782
OptimizeRx Corp.*	600	16,434
Overstock.com, Inc.*	1,400	35,014
Perficient, Inc.*	1,145	104,985
Poshmark, Inc., Class A*	1,500	15,165
Q2 Holdings, Inc.*	1,800	69,426
QuinStreet, Inc.*	1,715	17,253
Revolve Group, Inc.*	1,200	31,092
Rover Group, Inc.*	3,000	11,280
RumbleON, Inc., Class B*	300	4,413
Shutterstock, Inc.	800	45,848
Solo Brands, Inc., Class A*	500	2,030
Squarespace, Inc., Class A*	1,000	20,920
Stitch Fix, Inc., Class A*	2,600	12,844
TechTarget, Inc.*	900	59,148
The Arena Group Holdings, Inc.*	400	3,600
The RealReal, Inc.*	2,600	6,474
TrueCar, Inc.*	3,500	9,065
Tucows, Inc., Class A*	300	13,353
Upwork, Inc.*	3,900	80,652
Vacasa, Inc., Class A*	1,300	3,744
Vimeo, Inc.*	4,700	28,294
Vivid Seats, Inc., Class A	800	5,976
Yelp, Inc.*	2,200	61,094
		1,413,424
Investment Companies — 0.1%
Cannae Holdings, Inc.*	2,500	48,350
Compass Diversified Holdings	2,000	42,840
		91,190
Iron & Steel — 0.4%
Allegheny Technologies, Inc.*	4,200	95,382
Carpenter Technology Corp.	1,600	44,656
Commercial Metals Co.	4,000	132,400
Schnitzer Steel Industries, Inc., Class A	900	29,556
		301,994
Leisure Time — 0.6%
Acushnet Holdings Corp.	1,100	45,848
Bowlero Corp.*	1,300	13,767
Callaway Golf Co.*	4,546	92,738
Camping World Holdings, Inc., Class A	1,400	30,226
Clarus Corp.	902	17,129
F45 Training Holdings, Inc.*	1,200	4,716
Johnson Outdoors, Inc., Class A	168	10,275
Life Time Group Holdings, Inc.*	1,300	16,744
Lindblad Expeditions Holdings, Inc.*	1,100	8,910
Malibu Boats, Inc., Class A*	700	36,897
Marine Products Corp.	88	837
MasterCraft Boat Holdings, Inc.*	700	14,735
OneSpaWorld Holdings Ltd.*	1,600	11,472
OneWater Marine, Inc., Class A*	400	13,220
Virgin Galactic Holdings, Inc.*	7,500	45,150
Vista Outdoor, Inc.*	1,900	53,010

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Xponential Fitness, Inc., Class A*	500	$ 6,280
		421,954
Lodging — 0.2%
Bluegreen Vacations Holding Corp.	404	10,084
Century Casinos, Inc.*	1,100	7,920
Full House Resorts, Inc.*	1,200	7,296
Hilton Grand Vacations, Inc.*	2,900	103,617
Target Hospitality Corp.*	1,300	7,423
The Marcus Corp.*	733	10,826
		147,166
Machinery — Construction & Mining — 0.3%
Argan, Inc.	436	16,272
Astec Industries, Inc.	798	32,542
Babcock & Wilcox Enterprises, Inc.*	2,000	12,060
Bloom Energy Corp., Class A*	5,300	87,450
Hyster-Yale Materials Handling, Inc.	344	11,084
NuScale Power Corp.*	600	5,994
Terex Corp.	2,300	62,951
The Manitowoc Co., Inc.*	1,025	10,793
Transphorm, Inc.*	700	2,667
Volta, Inc.*	4,000	5,200
		247,013
Machinery — Diversified — 1.8%
Alamo Group, Inc.	317	36,908
Albany International Corp., Class A	1,032	81,311
Altra Industrial Motion Corp.	2,203	77,656
Applied Industrial Technologies, Inc.	1,282	123,290
Cactus, Inc., Class A	1,900	76,513
Chart Industries, Inc.*	1,217	203,702
CIRCOR International, Inc.*	635	10,408
Columbus McKinnon Corp.	885	25,107
CSW Industrials, Inc.	482	49,660
DXP Enterprises, Inc.*	522	15,989
Eastman Kodak Co.*	1,600	7,424
GrafTech International Ltd.	6,600	46,662
Hydrofarm Holdings Group, Inc.*	1,300	4,524
Ichor Holdings Ltd.*	900	23,382
Kadant, Inc.	402	73,305
Lindsay Corp.	388	51,534
Mueller Water Products, Inc., Class A	5,092	59,729
Ranpak Holdings Corp.*	1,200	8,400
Sarcos Technology and Robotics Corp.*	2,500	6,650
Tennant Co.	636	37,683
The Gorman-Rupp Co.	751	21,253
Thermon Group Holdings, Inc.*	1,100	15,455
Watts Water Technologies, Inc., Class A	894	109,819
Welbilt, Inc.*	4,400	104,764
Zurn Water Solutions Corp.	4,000	108,960
		1,380,088
Media — 0.6%
AMC Networks, Inc., Class A*	1,000	29,120
Audacy, Inc.*	3,100	2,921
Cumulus Media, Inc., Class A*	600	4,638
	Number of Shares	Value†

Media — (continued)
Gannett Co., Inc.*	4,253	$ 12,334
Gray Television, Inc.	3,000	50,670
iHeartMedia, Inc., Class A*	3,600	28,404
Liberty Latin America Ltd., Class A*	1,400	10,920
Liberty Latin America Ltd., Class C*	5,252	40,913
Scholastic Corp.	856	30,790
Sinclair Broadcast Group, Inc., Class A	1,400	28,560
TEGNA, Inc.	7,400	155,178
The E.W. Scripps Co., Class A*	1,829	22,808
Thryv Holdings, Inc.*	800	17,912
WideOpenWest, Inc.*	1,800	32,778
		467,946
Metal Fabricate/Hardware — 0.9%
AZZ, Inc.	776	31,676
Helios Technologies, Inc.	1,059	70,159
Hillman Solutions Corp.*	4,400	38,016
Janus International Group, Inc.*	2,700	24,381
Mueller Industries, Inc.	1,888	100,612
Northwest Pipe Co.*	300	8,982
Olympic Steel, Inc.	331	8,523
Omega Flex, Inc.	124	13,345
Proto Labs, Inc.*	899	43,008
RBC Bearings, Inc.*	955	176,627
Ryerson Holding Corp.	600	12,774
Standex International Corp.	400	33,912
TimkenSteel Corp.*	1,700	31,807
Tredegar Corp.	761	7,610
Worthington Industries, Inc.	1,084	47,805
Xometry, Inc., Class A*	1,100	37,323
		686,560
Mining — 0.8%
5E Advanced Materials, Inc.*	1,100	13,398
Arconic Corp.*	3,600	100,980
Century Aluminum Co.*	1,754	12,927
Coeur Mining, Inc.*	8,628	26,229
Compass Minerals International, Inc.	1,100	38,929
Constellium S.E.*	4,000	52,840
Dakota Gold Corp.*	1,700	5,695
Energy Fuels, Inc.*	5,400	26,514
Ferroglobe PLC(1),*	2,414	0
Hecla Mining Co.	17,891	70,133
Hycroft Mining Holding Corp.*	4,900	5,439
Kaiser Aluminum Corp.	516	40,810
Livent Corp.*	5,400	122,526
Novagold Resources, Inc.*	8,400	40,404
Piedmont Lithium, Inc.*	600	21,846
PolyMet Mining Corp.*	1,700	4,675
United States Lime & Minerals, Inc.	90	9,504
Uranium Energy Corp.*	9,200	28,336
Ur-Energy, Inc.*	7,000	7,420
		628,605
Miscellaneous Manufacturing — 1.0%
AMMO, Inc.*	3,600	13,860

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Chase Corp.	261	$ 20,309
EnPro Industries, Inc.	717	58,744
ESCO Technologies, Inc.	834	57,021
Fabrinet*	1,200	97,320
Federal Signal Corp.	1,943	69,171
Haynes International, Inc.	364	11,928
Hillenbrand, Inc.	2,444	100,106
John Bean Technologies Corp.	1,059	116,935
LSB Industries, Inc.*	1,000	13,860
Materion Corp.	657	48,441
Myers Industries, Inc.	1,125	25,571
NL Industries, Inc.	90	888
Sight Sciences, Inc.*	900	8,091
Smith & Wesson Brands, Inc.	1,579	20,732
Sturm Ruger & Co., Inc.	619	39,399
Trinity Industries, Inc.	2,800	67,816
		770,192
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	6,000	21,720
Xerox Holdings Corp.	3,700	54,945
		76,665
Office Furnishings — 0.2%
HNI Corp.	1,443	50,058
Interface, Inc.	1,995	25,017
Kimball International, Inc., Class B	1,244	9,541
Steelcase, Inc., Class A	3,131	33,596
		118,212
Oil & Gas — 3.3%
Amplify Energy Corp.*	1,200	7,848
Berry Corp.	2,100	16,002
Borr Drilling Ltd.*	4,400	20,284
Brigham Minerals, Inc., Class A	1,500	36,945
California Resources Corp.	2,600	100,100
Callon Petroleum Co.*	1,600	62,720
Centennial Resource Development, Inc., Class A*	6,000	35,880
Civitas Resources, Inc.	2,394	125,182
CNX Resources Corp.*	6,300	103,698
Cobalt International Energy, Inc.(1)	1	0
Comstock Resources, Inc.*	3,200	38,656
Crescent Energy, Inc., Class A	1,020	12,730
CVR Energy, Inc.	1,000	33,500
Delek US Holdings, Inc.*	2,283	58,993
Denbury, Inc.*	1,700	101,983
Diamond Offshore Drilling, Inc.*	3,300	19,437
Earthstone Energy, Inc., Class A*	1,200	16,380
Empire Petroleum Corp.*	200	2,374
Gulfport Energy Corp.*	400	31,804
Helmerich & Payne, Inc.	3,400	146,404
HighPeak Energy, Inc.	100	2,562
Kosmos Energy Ltd.*	15,200	94,088
Laredo Petroleum, Inc.*	600	41,364
Magnolia Oil & Gas Corp., Class A	5,500	115,445
	Number of Shares	Value†

Oil & Gas — (continued)
Matador Resources Co.	3,700	$ 172,383
Murphy Oil Corp.	4,900	147,931
Nabors Industries Ltd.*	315	42,178
Noble Corp.*	1,200	30,420
Northern Oil & Gas, Inc.	2,100	53,046
Oasis Petroleum, Inc.	700	85,155
Ovintiv, Inc.	100	4,419
Par Pacific Holdings, Inc.*	1,618	25,225
Patterson-UTI Energy, Inc.	7,000	110,320
PBF Energy, Inc., Class A*	3,200	92,864
Ranger Oil Corp.*	700	23,009
Riley Exploration Permian, Inc.	300	7,254
Ring Energy, Inc.*	2,800	7,448
SandRidge Energy, Inc.*	1,000	15,670
SilverBow Resources, Inc.*	400	11,344
Sitio Royalties Corp.	375	8,692
SM Energy Co.	4,000	136,760
Talos Energy, Inc.*	2,200	34,034
Tellurian, Inc.*	16,700	49,766
VAALCO Energy, Inc.	1,900	13,186
Valaris Ltd.*	2,000	84,480
Vertex Energy, Inc.*	1,800	18,936
W&T Offshore, Inc.*	3,543	15,306
Whiting Petroleum Corp.	1,252	85,174
		2,499,379
Oil & Gas Services — 1.0%
Archrock, Inc.	4,700	38,869
Aris Water Solution, Inc., Class A	600	10,008
Bristow Group, Inc.*	766	17,924
ChampionX Corp.	6,800	134,980
DMC Global, Inc.*	600	10,818
Dril-Quip, Inc.*	1,100	28,380
Expro Group Holdings N.V.*	2,516	28,984
Helix Energy Solutions Group, Inc.*	4,501	13,953
Liberty Oilfield Services, Inc., Class A*	4,700	59,972
MRC Global, Inc.*	2,900	28,884
National Energy Services Reunited Corp.*	1,100	7,458
Newpark Resources, Inc.*	2,712	8,380
NexTier Oilfield Solutions, Inc.*	5,891	56,024
NOW, Inc.*	3,800	37,164
Oceaneering International, Inc.*	3,400	36,312
Oil States International, Inc.*	2,000	10,840
ProPetro Holding Corp.*	2,900	29,000
RPC, Inc.*	2,200	15,202
Select Energy Services, Inc., Class A*	2,100	14,322
Solaris Oilfield Infrastructure, Inc., Class A	1,100	11,968
TETRA Technologies, Inc.*	4,400	17,864
Tidewater, Inc.*	1,400	29,526
US Silica Holdings, Inc.*	2,300	26,266
Weatherford International PLC*	2,300	48,691
		721,789

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Packaging and Containers — 0.3%
Greif, Inc., Class A	900	$ 56,142
Greif, Inc., Class B	200	12,458
Karat Packaging, Inc.*	300	5,118
Matthews International Corp., Class A	1,105	31,680
O-I Glass, Inc.*	5,100	71,400
Pactiv Evergreen, Inc.	1,200	11,952
TriMas Corp.	1,495	41,397
UFP Technologies, Inc.*	200	15,914
		246,061
Pharmaceuticals — 2.9%
AbCellera Biologics, Inc.*	6,800	72,420
Aclaris Therapeutics, Inc.*	1,800	25,128
AdaptHealth Corp.*	2,500	45,100
Aerie Pharmaceuticals, Inc.*	1,600	12,000
Agios Pharmaceuticals, Inc.*	1,800	39,906
Alector, Inc.*	1,900	19,304
Alkermes PLC*	5,400	160,866
Amneal Pharmaceuticals, Inc.*	2,937	9,340
Amphastar Pharmaceuticals, Inc.*	1,300	45,227
Amylyx Pharmaceuticals, Inc.*	200	3,852
Anika Therapeutics, Inc.*	400	8,928
Arvinas, Inc.*	1,600	67,344
BellRing Brands, Inc.*	3,700	92,093
Bioxcel Therapeutics, Inc.*	600	7,920
Catalyst Pharmaceuticals, Inc.*	3,500	24,535
Chimerix, Inc.*	2,700	5,616
Coherus Biosciences, Inc.*	2,100	15,204
Collegium Pharmaceutical, Inc.*	1,300	23,036
Corcept Therapeutics, Inc.*	2,800	66,584
Covetrus, Inc.*	3,500	72,625
Cytokinetics, Inc.*	2,700	106,083
Eagle Pharmaceuticals, Inc.*	400	17,772
Embecta Corp.*	1,900	48,108
Enanta Pharmaceuticals, Inc.*	600	28,362
Endo International PLC*	8,000	3,726
Foghorn Therapeutics, Inc.*	800	10,880
Fulcrum Therapeutics, Inc.*	800	3,920
Harmony Biosciences Holdings, Inc.*	800	39,016
Herbalife Nutrition Ltd.*	3,200	65,440
Heron Therapeutics, Inc.*	2,700	7,533
Heska Corp.*	312	29,487
Ironwood Pharmaceuticals, Inc.*	4,461	51,435
Jounce Therapeutics, Inc.*	800	2,424
KalVista Pharmaceuticals, Inc.*	800	7,872
Kura Oncology, Inc.*	2,300	42,159
Lyell Immunopharma, Inc.*	6,000	39,120
Madrigal Pharmaceuticals, Inc.*	379	27,129
MannKind Corp.*	7,601	28,960
Mirum Pharmaceuticals, Inc.*	500	9,730
Morphic Holding, Inc.*	700	15,190
Nature's Sunshine Products, Inc.*	500	5,335
Ocugen, Inc.*	6,100	13,847
Ocular Therapeutix, Inc.*	2,700	10,854
Option Care Health, Inc.*	4,702	130,668
	Number of Shares	Value†

Pharmaceuticals — (continued)
Outlook Therapeutics, Inc.*	3,600	$ 3,672
Owens & Minor, Inc.	2,376	74,725
Pacira BioSciences, Inc.*	1,500	87,450
PetIQ, Inc.*	1,000	16,790
Phibro Animal Health Corp., Class A	700	13,391
PMV Pharmaceuticals, Inc.*	900	12,825
Prestige Consumer Healthcare, Inc.*	1,672	98,314
Prometheus Biosciences, Inc.*	1,000	28,230
Protagonist Therapeutics, Inc.*	1,400	11,074
Reata Pharmaceuticals, Inc., Class A*	884	26,865
Relmada Therapeutics, Inc.*	900	17,091
Revance Therapeutics, Inc.*	2,200	30,404
Senseonics Holdings, Inc.*	13,700	14,111
Seres Therapeutics, Inc.*	2,300	7,889
SIGA Technologies, Inc.	1,400	16,212
Supernus Pharmaceuticals, Inc.*	1,700	49,164
The Beachbody Co., Inc.*	3,400	4,080
Tricida, Inc.*	1,100	10,648
USANA Health Sciences, Inc.*	348	25,181
Vanda Pharmaceuticals, Inc.*	1,941	21,157
Vaxcyte, Inc.*	1,900	41,344
Xeris Biopharma Holdings, Inc.*	4,300	6,622
Y-mAbs Therapeutics, Inc.*	1,200	18,156
Zogenix, Inc.*	1,775	1,207
		2,198,680
Pipelines — 0.3%
Equitrans Midstream Corp.	13,800	87,768
Excelerate Energy, Inc., Class A*	600	11,952
Golar LNG Ltd.*	3,300	75,075
Kinetik Holdings, Inc., Class A	500	17,070
NextDecade Corp.*	1,000	4,440
		196,305
Private Equity — 0.0%
Chicago Atlantic Real Estate Finance, Inc.	100	1,506
Real Estate — 0.7%
Anywhere Real Estate, Inc.*	3,900	38,337
Compass, Inc., Class A*	8,500	30,685
Cushman & Wakefield PLC*	5,200	79,248
Douglas Elliman, Inc.	2,428	11,630
eXp World Holdings, Inc.	2,000	23,540
FRP Holdings, Inc.*	269	16,234
Kennedy-Wilson Holdings, Inc.	3,881	73,506
Legacy Housing Corp.*	300	3,915
Marcus & Millichap, Inc.	800	29,592
McGrath RentCorp	753	57,228
Newmark Group, Inc., Class A	4,800	46,416
Offerpad Solutions, Inc.*	2,200	4,796
Radius Global Infrastructure, Inc., Class A*	2,500	38,150
RE/MAX Holdings, Inc., Class A	600	14,712
Redfin Corp.*	3,300	27,192
Stratus Properties, Inc.*	200	6,445

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — (continued)
The RMR Group, Inc., Class A	467	$ 13,240
The St. Joe Co.	1,100	43,516
		558,382
Real Estate Investment Trusts — 0.1%
Claros Mortgage Trust, Inc.	3,000	50,250
Retail — 4.0%
Abercrombie & Fitch Co., Class A*	1,800	30,456
Academy Sports & Outdoors, Inc.	2,800	99,512
American Eagle Outfitters, Inc.	5,300	59,254
America's Car-Mart, Inc.*	180	18,108
Arko Corp.	2,500	20,400
Asbury Automotive Group, Inc.*	724	122,602
Aspen Aerogels, Inc.*	800	7,904
Beacon Roofing Supply, Inc.*	1,781	91,472
Bed Bath & Beyond, Inc.*	3,100	15,407
Big 5 Sporting Goods Corp.	700	7,847
Big Lots, Inc.	1,100	23,067
Biglari Holdings, Inc., Class B*	40	4,908
BJ's Restaurants, Inc.*	720	15,610
Bloomin' Brands, Inc.	3,000	49,860
BlueLinx Holdings, Inc.*	300	20,043
Boot Barn Holdings, Inc.*	1,000	68,910
Brinker International, Inc.*	1,500	33,045
Build-A-Bear Workshop, Inc.	500	8,210
Caleres, Inc.	1,254	32,905
Chico's FAS, Inc.*	4,000	19,880
Chuy's Holdings, Inc.*	600	11,952
Citi Trends, Inc.*	303	7,166
Clean Energy Fuels Corp.*	5,400	24,192
Conn's, Inc.*	704	5,646
Cracker Barrel Old Country Store, Inc.	758	63,285
Dave & Buster's Entertainment, Inc.*	1,500	49,170
Denny's Corp.*	1,952	16,943
Designer Brands, Inc., Class A	1,900	24,814
Destination XL Group, Inc.*	2,000	6,780
Dillard's, Inc., Class A	150	33,086
Dine Brands Global, Inc.	571	37,161
Duluth Holdings, Inc., Class B*	200	1,908
El Pollo Loco Holdings, Inc.*	600	5,904
EVgo, Inc.*	2,200	13,222
Express, Inc.*	2,100	4,116
First Watch Restaurant Group, Inc.*	500	7,210
FirstCash Holdings, Inc.	1,239	86,123
Foot Locker, Inc.	2,700	68,175
Franchise Group, Inc.	900	31,563
Genesco, Inc.*	495	24,705
GMS, Inc.*	1,400	62,300
Group 1 Automotive, Inc.	525	89,145
GrowGeneration Corp.*	1,800	6,462
Guess?, Inc.	1,100	18,755
Haverty Furniture Cos., Inc.	550	12,749
Hibbett, Inc.	455	19,888
Jack in the Box, Inc.	714	40,027
JOANN, Inc.	500	3,875
	Number of Shares	Value†

Retail — (continued)
Kura Sushi USA, Inc., Class A*	100	$ 4,953
La-Z-Boy, Inc.	1,462	34,664
LL Flooring Holdings, Inc.*	833	7,805
MarineMax, Inc.*	700	25,284
Movado Group, Inc.	460	14,228
Murphy USA, Inc.	732	170,461
National Vision Holdings, Inc.*	2,700	74,250
Noodles & Co.*	1,200	5,640
Nu Skin Enterprises, Inc., Class A	1,700	73,610
Papa John's International, Inc.	1,110	92,707
Party City Holdco, Inc.*	3,700	4,884
Patrick Industries, Inc.	775	40,176
PC Connection, Inc.	365	16,078
PetMed Express, Inc.	613	12,199
Portillo's, Inc., Class A*	800	13,080
PriceSmart, Inc.	831	59,525
Qurate Retail, Inc., Class A	11,400	32,718
Rite Aid Corp.*	1,610	10,851
Rush Enterprises, Inc., Class A	1,402	67,576
Rush Enterprises, Inc., Class B	250	12,403
Ruth's Hospitality Group, Inc.	1,195	19,431
Sally Beauty Holdings, Inc.*	3,600	42,912
Shake Shack, Inc., Class A*	1,200	47,376
Shoe Carnival, Inc.	516	11,151
Signet Jewelers Ltd.	1,500	80,190
Sonic Automotive, Inc., Class A	734	26,886
Sportsman's Warehouse Holdings, Inc.*	1,300	12,467
Sweetgreen, Inc., Class A*	400	4,660
Texas Roadhouse, Inc.	2,270	166,164
The Buckle, Inc.	1,049	29,047
The Cato Corp., Class A	704	8,173
The Cheesecake Factory, Inc.	1,516	40,053
The Children's Place, Inc.*	494	19,226
The Container Store Group, Inc.*	1,200	7,476
The ODP Corp.*	1,370	41,429
The ONE Group Hospitality, Inc.*	800	5,896
Tile Shop Holdings, Inc.	1,200	3,684
Tilly's, Inc., Class A	800	5,616
TravelCenters of America, Inc.*	400	13,788
Warby Parker, Inc., Class A*	2,700	30,402
Wingstop, Inc.	979	73,200
Winmark Corp.	106	20,730
World Fuel Services Corp.	2,000	40,920
Zumiez, Inc.*	503	13,078
		3,062,769
Savings & Loans — 0.9%
Axos Financial, Inc.*	1,900	68,115
Banc of California, Inc.	1,900	33,478
Berkshire Hills Bancorp, Inc.	1,642	40,672
Brookline Bancorp, Inc.	2,522	33,568
Capitol Federal Financial, Inc.	4,400	40,392
Flushing Financial Corp.	1,038	22,068
Greene County Bancorp, Inc.	100	4,529
Home Bancorp, Inc.	300	10,239

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
HomeTrust Bancshares, Inc.	500	$ 12,500
Northfield Bancorp, Inc.	1,293	16,848
Northwest Bancshares, Inc.	4,155	53,184
OceanFirst Financial Corp.	1,910	36,538
Pacific Premier Bancorp, Inc.	3,046	89,065
Provident Financial Services, Inc.	2,474	55,071
Southern Missouri Bancorp, Inc.	300	13,578
The Hingham Institution For Savings	43	12,202
Washington Federal, Inc.	2,200	66,044
Waterstone Financial, Inc.	800	13,640
WSFS Financial Corp.	2,174	87,156
		708,887
Semiconductors — 2.6%
ACM Research, Inc., Class A*	1,600	26,928
Alpha & Omega Semiconductor Ltd.*	700	23,338
Ambarella, Inc.*	1,155	75,606
Amkor Technology, Inc.	3,311	56,121
Arteris, Inc.*	300	2,091
Atomera, Inc.*	600	5,628
Axcelis Technologies, Inc.*	1,125	61,695
AXT, Inc.*	1,000	5,860
CEVA, Inc.*	871	29,231
CMC Materials, Inc.	955	166,638
Cohu, Inc.*	1,524	42,291
Diodes, Inc.*	1,499	96,790
FormFactor, Inc.*	2,529	97,948
Impinj, Inc.*	600	35,202
Kulicke & Soffa Industries, Inc.	1,900	81,339
MACOM Technology Solutions Holdings, Inc.*	1,622	74,774
MaxLinear, Inc.*	2,343	79,615
Onto Innovation, Inc.*	1,647	114,862
Ouster, Inc.*	5,100	8,262
Photronics, Inc.*	2,092	40,752
Power Integrations, Inc.	1,889	141,694
Rambus, Inc.*	3,623	77,858
Rockley Photonics Holdings Ltd.*	3,300	7,194
Semtech Corp.*	2,109	115,932
Silicon Laboratories, Inc.*	1,186	166,301
SiTime Corp.*	523	85,265
SkyWater Technology, Inc.*	300	1,806
SMART Global Holdings, Inc.*	1,800	29,466
Synaptics, Inc.*	1,296	152,993
Ultra Clean Holdings, Inc.*	1,600	47,632
Veeco Instruments, Inc.*	1,554	30,148
		1,981,260
Software — 5.6%
1Life Healthcare, Inc.*	5,900	46,256
8X8, Inc.*	3,700	19,055
ACI Worldwide, Inc.*	3,727	96,492
ACV Auctions, Inc., Class A*	3,700	24,198
Agilysys, Inc.*	676	31,955
Alignment Healthcare, Inc.*	2,600	29,666
Alkami Technology, Inc.*	900	12,501
	Number of Shares	Value†

Software — (continued)
Allscripts Healthcare Solutions, Inc.*	3,700	$ 54,871
Altair Engineering, Inc., Class A*	1,700	89,250
American Software, Inc., Class A	1,093	17,663
Amplitude, Inc., Class A*	1,800	25,722
Apollo Medical Holdings, Inc.*	1,200	46,308
Appfolio, Inc., Class A*	650	58,916
Appian Corp.*	1,375	65,120
Asana, Inc., Class A*	2,400	42,192
Avaya Holdings Corp.*	2,800	6,272
AvePoint, Inc.*	4,200	18,228
Avid Technology, Inc.*	1,300	33,735
AvidXchange Holdings, Inc.*	4,800	29,472
Bandwidth, Inc., Class A*	739	13,908
Benefitfocus, Inc.*	900	7,002
BigCommerce Holdings, Inc.*	2,100	34,020
Blackbaud, Inc.*	1,550	90,008
Blackline, Inc.*	1,862	124,009
Blend Labs, Inc., Class A*	6,000	14,160
Box, Inc., Class A*	4,200	105,588
Brightcove, Inc.*	1,200	7,584
BTRS Holdings, Inc.*	3,400	16,932
C3.ai, Inc., Class A*	2,000	36,520
Cardlytics, Inc.*	1,100	24,541
Cerence, Inc.*	1,400	35,322
Clear Secure, Inc., Class A*	2,000	40,000
CommVault Systems, Inc.*	1,448	91,079
Computer Programs and Systems, Inc.*	447	14,291
Consensus Cloud Solutions, Inc.*	567	24,767
Convey Health Solutions Holdings, Inc.*	400	4,160
CS Disco, Inc.*	500	9,020
CSG Systems International, Inc.	1,081	64,514
Cvent Holding Corp.*	2,700	12,474
Daily Journal Corp.*	41	10,611
Digi International, Inc.*	1,257	30,445
Digimarc Corp.*	400	5,656
Digital Turbine Inc*	3,000	52,410
DigitalOcean Holdings, Inc.*	2,500	103,400
Domo, Inc., Class B*	900	25,020
Donnelley Financial Solutions, Inc.*	1,000	29,290
Duck Creek Technologies, Inc.*	2,500	37,125
Duolingo, Inc.*	800	70,040
E2open Parent Holdings, Inc.*	6,500	50,570
Ebix, Inc.	936	15,818
eGain Corp.*	500	4,875
Enfusion, Inc., Class A*	700	7,147
EngageSmart, Inc.*	1,100	17,688
Envestnet, Inc.*	1,813	95,672
Everbridge, Inc.*	1,293	36,062
EverCommerce, Inc.*	1,100	9,944
Evolent Health, Inc., Class A*	2,600	79,846
Faraday Future Intelligent Electric, Inc.*	3,200	8,320
Fastly, Inc., Class A*	3,600	41,796
ForgeRock, Inc., Class A*	900	19,278
GTY Technology Holdings, Inc.*	1,200	7,512
Health Catalyst, Inc.*	1,800	26,082

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Hims & Hers Health, Inc.*	4,000	$ 18,120
HireRight Holdings Corp.*	700	9,947
IBEX Holdings Ltd.*	300	5,061
Inseego Corp.*	2,800	5,292
Inspired Entertainment, Inc.*	700	6,027
Instructure Holdings, Inc.*	400	9,080
Intapp, Inc.*	500	7,320
IonQ, Inc.*	3,900	17,082
Latch, Inc.*	2,300	2,622
LivePerson, Inc.*	2,125	30,047
Loyalty Ventures, Inc.*	700	2,499
ManTech International Corp., Class A	939	89,628
Matterport, Inc.*	7,200	26,352
MeridianLink, Inc.*	800	13,360
MicroStrategy, Inc., Class A*	317	52,083
Model N, Inc.*	1,200	30,696
Momentive Global, Inc.*	4,400	38,720
N-able, Inc.*	2,200	19,800
NextGen Healthcare, Inc.*	1,804	31,462
Nutex Health, Inc.*	1,300	4,192
Olo, Inc., Class A*	2,900	28,623
ON24, Inc.*	1,600	15,184
Outbrain, Inc.*	1,000	5,030
Outset Medical, Inc.*	1,500	22,290
PagerDuty, Inc.*	2,800	69,384
PDF Solutions, Inc.*	1,000	21,510
Phreesia, Inc.*	1,600	40,016
Playstudios, Inc.*	2,600	11,128
Porch Group, Inc.*	2,500	6,400
PowerSchool Holdings, Inc., Class A*	1,300	15,665
Privia Health Group, Inc.*	1,500	43,680
Progress Software Corp.	1,426	64,598
PROS Holdings, Inc.*	1,417	37,168
PubMatic, Inc., Class A*	1,400	22,246
Rackspace Technology, Inc.*	1,800	12,906
Red Violet, Inc.*	300	5,712
Sailpoint Technologies Holdings, Inc.*	3,100	194,308
Sapiens International Corp. N.V.	1,100	26,609
Schrodinger, Inc.*	1,800	47,538
Sharecare, Inc.*	2,000	3,160
Simulations Plus, Inc.	500	24,665
Skillsoft Corp.*	2,700	9,504
Skillz, Inc.*	10,000	12,400
SolarWinds Corp.	1,600	16,400
Sprout Social, Inc., Class A*	1,502	87,221
SPS Commerce, Inc.*	1,215	137,356
Sumo Logic, Inc.*	2,700	20,223
Upland Software, Inc.*	900	13,068
UserTesting, Inc.*	2,000	10,040
Verint Systems, Inc.*	2,095	88,723
Veritone, Inc.*	800	5,224
Verra Mobility Corp.*	4,800	75,408
Viant Technology, Inc., Class A*	400	2,032
WM Technology, Inc.*	2,300	7,567
Workiva, Inc.*	1,500	98,985
	Number of Shares	Value†

Software — (continued)
Xperi Holding Corp.	3,353	$ 48,384
Yext, Inc.*	3,400	16,252
Zeta Global Holdings Corp., Class A*	1,000	4,520
Ziff Davis, Inc.*	1,467	109,335
Zuora, Inc., Class A*	3,900	34,905
		4,237,135
Telecommunications — 1.8%
A10 Networks, Inc.	1,900	27,322
ADTRAN, Inc.	1,705	29,889
Anterix, Inc.*	400	16,428
ATN International, Inc.	398	18,670
Aviat Networks, Inc.*	400	10,016
Calix, Inc.*	1,793	61,213
Cambium Networks Corp.*	400	5,860
Casa Systems, Inc.*	1,200	4,716
Clearfield, Inc.*	400	24,780
CommScope Holding Co., Inc.*	6,700	41,004
Consolidated Communications Holdings, Inc.*	2,571	17,997
Credo Technology Group Holding Ltd.*	600	7,008
Cyxtera Technologies, Inc.*	1,400	15,876
DigitalBridge Group, Inc.*	19,300	94,184
DZS, Inc.*	600	9,762
EchoStar Corp., Class A*	1,200	23,160
Extreme Networks, Inc.*	4,247	37,883
Globalstar, Inc.*	20,300	24,969
Gogo, Inc.*	1,600	25,904
Harmonic, Inc.*	2,870	24,883
IDT Corp., Class B*	400	10,060
Infinera Corp.*	5,794	31,056
InterDigital, Inc.	994	60,435
Iridium Communications, Inc.*	4,200	157,752
KORE Group Holdings, Inc.*	1,100	3,377
Maxar Technologies, Inc.	2,500	65,225
NeoPhotonics Corp.*	1,800	28,314
NETGEAR, Inc.*	929	17,205
Ondas Holdings, Inc.*	1,100	5,929
Ooma, Inc.*	700	8,288
Planet Labs PBC*	5,100	22,083
Plantronics, Inc.*	1,467	58,210
Preformed Line Products Co.	145	8,917
Ribbon Communications, Inc.*	1,843	5,603
Shenandoah Telecommunications Co.	1,518	33,700
Starry Group Holdings, Inc., Class A*	800	3,296
Telephone and Data Systems, Inc.	3,300	52,107
Terran Orbital Corp.*	800	3,664
United States Cellular Corp.*	500	14,480
Viavi Solutions, Inc.*	7,400	97,902
Vonage Holdings Corp.*	8,400	158,256
		1,367,383
Textiles — 0.1%
UniFirst Corp.	514	88,501

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	900	$ 20,088
Vinco Ventures, Inc.*	6,000	8,280
		28,368
Transportation — 1.6%
Air Transport Services Group, Inc.*	1,985	57,029
ArcBest Corp.	795	55,944
Ardmore Shipping Corp.*	1,100	7,667
Atlas Air Worldwide Holdings, Inc.*	948	58,501
Costamare, Inc.	1,900	22,990
Covenant Logistics Group, Inc.	400	10,036
CryoPort, Inc.*	1,300	40,274
Daseke, Inc.*	1,300	8,307
DHT Holdings, Inc.	4,900	30,037
Dorian LPG Ltd.	1,032	15,686
Eagle Bulk Shipping, Inc.	514	26,666
FLEX LNG Ltd.	900	24,651
Forward Air Corp.	896	82,396
Frontline Ltd.*	4,100	36,326
Genco Shipping & Trading Ltd.	1,100	21,252
Golden Ocean Group Ltd.	4,000	46,560
Heartland Express, Inc.	1,567	21,797
Hub Group, Inc., Class A*	1,143	81,085
International Seaways, Inc.	1,631	34,577
Marten Transport Ltd.	2,126	35,759
Matson, Inc.	1,300	94,744
Nordic American Tankers Ltd.	4,767	10,154
PAM Transportation Services, Inc.*	200	5,478
Radiant Logistics, Inc.*	1,000	7,420
Safe Bulkers, Inc.	2,600	9,932
Saia, Inc.*	882	165,816
Scorpio Tankers, Inc.	1,640	56,597
SFL Corp. Ltd.	3,784	35,910
Teekay Corp.*	2,700	7,776
Teekay Tankers Ltd., Class A*	900	15,867
Universal Logistics Holdings, Inc.	300	8,193
Werner Enterprises, Inc.	2,052	79,084
		1,214,511
Trucking and Leasing — 0.2%
GATX Corp.	1,200	112,992
The Greenbrier Cos., Inc.	1,047	37,682
		150,674
Water — 0.5%
American States Water Co.	1,243	101,317
Artesian Resources Corp., Class A	313	15,390
California Water Service Group	1,766	98,101
Global Water Resources, Inc.	500	6,605
Middlesex Water Co.	531	46,558
SJW Group	911	56,856
The York Water Co.	397	16,051
		340,878
TOTAL COMMON STOCKS (Cost $74,304,166)		68,803,913
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 7.8%
Apartments — 0.4%
Apartment Investment and Management Co., Class A*	5,000	$ 32,000
Bluerock Residential Growth REIT, Inc.	900	23,661
BRT Apartments Corp.	500	10,745
Centerspace	461	37,595
Independence Realty Trust, Inc.	7,392	153,236
NexPoint Residential Trust, Inc.	800	50,008
		307,245
Diversified — 1.5%
Alexander & Baldwin, Inc.	2,456	44,085
American Assets Trust, Inc.	1,700	50,490
Armada Hoffler Properties, Inc.	2,100	26,964
Broadstone Net Lease, Inc.	5,700	116,907
CatchMark Timber Trust, Inc., Class A	1,900	19,114
Clipper Realty, Inc.	600	4,632
Farmland Partners, Inc.	1,500	20,700
Gladstone Commercial Corp.	1,252	23,588
Gladstone Land Corp.	1,000	22,160
Global Net Lease, Inc.	3,533	50,027
InvenTrust Properties Corp.	2,200	56,738
iStar, Inc.	2,218	30,409
LXP Industrial Trust	9,315	100,043
One Liberty Properties, Inc.	510	13,250
Outfront Media, Inc.	4,900	83,055
Postal Realty Trust, Inc., Class A	500	7,450
PotlatchDeltic Corp.	2,237	98,853
PS Business Parks, Inc.	677	126,700
Safehold, Inc.	700	24,759
The GEO Group, Inc.*	3,752	24,763
The Necessity Retail REIT, Inc.	4,100	29,848
UMH Properties, Inc.	1,468	25,925
Uniti Group, Inc.	7,800	73,476
Washington Real Estate Investment Trust	3,006	64,058
		1,137,994
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,800	106,008
Healthcare — 0.9%
CareTrust REIT, Inc.	3,295	60,760
Community Healthcare Trust, Inc.	800	28,968
Diversified Healthcare Trust	8,600	15,652
Global Medical REIT, Inc.	1,900	21,337
Healthcare Realty Trust, Inc.	4,972	135,238
LTC Properties, Inc.	1,317	50,560
National Health Investors, Inc.	1,457	88,309
Physicians Realty Trust	7,300	127,385
Sabra Health Care REIT, Inc.	7,493	104,677
Universal Health Realty Income Trust	420	22,348
		655,234
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	7,100	104,157

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
Ashford Hospitality Trust, Inc.*	390	$ 2,332
Braemar Hotels & Resorts, Inc.	1,700	7,293
Chatham Lodging Trust*	1,500	15,675
DiamondRock Hospitality Co.*	7,023	57,659
Hersha Hospitality Trust*	1,117	10,958
Pebblebrook Hotel Trust	4,393	72,792
RLJ Lodging Trust	5,580	61,548
Ryman Hospitality Properties, Inc.*	1,812	137,766
Service Properties Trust	5,500	28,765
Summit Hotel Properties, Inc.*	3,400	24,718
Sunstone Hotel Investors, Inc.*	7,347	72,882
Xenia Hotels & Resorts, Inc.*	3,700	53,761
		650,306
Industrial — 0.4%
Indus Realty Trust, Inc.	201	11,931
Innovative Industrial Properties, Inc.	932	102,399
STAG lndustrial, Inc.	5,900	182,192
		296,522
Mortgage Banks — 1.2%
AFC Gamma, Inc.	600	9,198
Apollo Commercial Real Estate Finance, Inc.	4,956	51,741
Arbor Realty Trust, Inc.	4,800	62,928
Ares Commercial Real Estate Corp.	1,500	18,345
ARMOUR Residential REIT, Inc.	2,875	20,240
Blackstone Mortgage Trust, Inc., Class A	5,600	154,952
BrightSpire Capital, Inc.	2,700	20,385
Broadmark Realty Capital, Inc.	4,600	30,866
Chimera Investment Corp.	7,800	68,796
Dynex Capital, Inc.	1,269	20,203
Ellington Financial, Inc.	1,900	27,873
Franklin BSP Realty Trust, Inc.	2,712	36,558
Granite Point Mortgage Trust, Inc.	1,700	16,269
Invesco Mortgage Capital, Inc.	1,012	14,856
KKR Real Estate Finance Trust, Inc.	1,700	29,665
Ladder Capital Corp.	3,976	41,907
MFA Financial, Inc.	3,575	38,431
New York Mortgage Trust, Inc.	11,900	32,844
Nexpoint Real Estate Finance, Inc.	300	6,081
Orchid Island Capital, Inc.	4,400	12,540
PennyMac Mortgage Investment Trust	2,992	41,379
Ready Capital Corp.	2,382	28,393
Redwood Trust, Inc.	3,577	27,579
TPG RE Finance Trust, Inc.	2,100	18,921
Two Harbors Investment Corp.	11,600	57,768
		888,718
Office Property — 0.7%
Brandywine Realty Trust	5,500	53,020
City Office REIT, Inc.	1,400	18,130
Corporate Office Properties Trust	3,700	96,903
Easterly Government Properties, Inc.	3,000	57,120
Empire State Realty Trust, Inc., Class A	4,700	33,041
	Number of Shares	Value†

Office Property — (continued)
Equity Commonwealth*	3,500	$ 96,355
Franklin Street Properties Corp.	3,145	13,115
Office Properties Income Trust	1,669	33,296
Orion Office REIT, Inc.	1,900	20,824
Paramount Group, Inc.	6,100	44,103
Piedmont Office Realty Trust, Inc., Class A	4,200	55,104
Veris Residential, Inc.*	2,800	37,072
		558,083
Real Estate — 0.0%
Angel Oak Mortgage, Inc.	200	2,592
Regional Malls — 0.2%
CBL & Associates Properties, Inc.*	900	21,141
Tanger Factory Outlet Centers, Inc.	3,500	49,770
The Macerich Co.	7,500	65,325
		136,236
Single Tenant — 0.5%
Agree Realty Corp.	2,396	172,823
Essential Properties Realty Trust, Inc.	4,400	94,556
Four Corners Property Trust, Inc.	2,500	66,475
Getty Realty Corp.	1,369	36,279
		370,133
Storage & Warehousing — 0.2%
Industrial Logistics Properties Trust	2,258	31,792
Plymouth Industrial REIT, Inc.	1,000	17,540
Terreno Realty Corp.	2,475	137,932
		187,264
Strip Centers — 0.9%
Acadia Realty Trust	3,020	47,173
Alexander's, Inc.	69	15,329
Cedar Realty Trust, Inc.	400	11,516
CTO Realty Growth, Inc.	153	9,351
Kite Realty Group Trust	7,149	123,606
NETSTREIT Corp.	1,700	32,079
Phillips Edison & Co., Inc.	3,800	126,958
Retail Opportunity Investments Corp.	4,200	66,276
RPT Realty	2,641	25,961
Saul Centers, Inc.	351	16,536
Seritage Growth Properties, Class A*	1,100	5,731
SITE Centers Corp.	6,600	88,902
Urban Edge Properties	3,900	59,319
Urstadt Biddle Properties, Inc., Class A	916	14,839
Whitestone REIT	1,400	15,050
		658,626
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,842,340)		5,954,961

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
RIGHTS — (continued)
Cubist Pharmaceuticals, Inc.*	1,200	$ 0
Durata Therapeutics CVR Shares*	500	0
Progenic Pharmaceuticals CVR*	2,601	111
Tobira Therapeutic, Inc. CVR*	400	5,668
TOTAL RIGHTS (Cost $152)		5,852

WARRANTS — 0.0%
Whiting Petroleum Corp., Class A Expiration Date 12/31/25*	204	2,734
Whiting Petroleum Corp., Class B Expiration Date 12/31/25*	102	1,071
Nabors Industries Ltd. Expiration Date 06/11/26*	87	2,782
TOTAL WARRANTS (Cost $3,666)		6,587

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $248,121)	248,121	248,121
TOTAL INVESTMENTS — 98.5% (Cost $81,398,445)		$ 75,019,434
Other Assets & Liabilities — 1.5%		1,124,440
TOTAL NET ASSETS — 100.0%		$ 76,143,874

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 66,192
Aerospace & Defense	0.9%	586,285
Agriculture	0.4%	242,763
Airlines	0.4%	245,291
Apparel	0.6%	438,979
Auto Manufacturers	0.3%	221,717
Auto Parts & Equipment	1.6%	1,119,991
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Banks	10.3%	$ 7,080,821
Beverages	0.6%	405,738
Biotechnology	7.3%	5,026,812
Building Materials	1.4%	979,139
Chemicals	2.2%	1,519,307
Coal	0.5%	371,669
Commercial Services	5.8%	4,009,281
Computers	2.2%	1,546,465
Cosmetics & Personal Care	0.3%	208,713
Distribution & Wholesale	0.7%	491,787
Diversified Financial Services	2.6%	1,809,707
Electric	1.9%	1,285,565
Electrical Components & Equipment	0.7%	504,197
Electronics	1.7%	1,184,508
Energy-Alternate Sources	0.7%	489,787
Engineering & Construction	1.6%	1,091,424
Entertainment	1.1%	735,553
Environmental Control	0.6%	414,412
Food	2.0%	1,348,335
Food Service	0.1%	57,614
Forest Products & Paper	0.2%	106,740
Gas	1.5%	999,317
Hand & Machine Tools	0.3%	231,490
Healthcare Products	4.3%	2,929,118
Healthcare Services	1.7%	1,176,938
Holding Companies	0.0%	8,020
Home Builders	1.3%	926,127
Home Furnishings	0.4%	267,517
Household Products & Wares	0.5%	326,653
Housewares	0.0%	15,194
Insurance	2.8%	1,931,020
Internet	2.1%	1,413,424
Investment Companies	0.1%	91,190
Iron & Steel	0.4%	301,994
Leisure Time	0.6%	421,954
Lodging	0.2%	147,166
Machinery — Construction & Mining	0.4%	247,013
Machinery — Diversified	2.0%	1,380,088
Media	0.7%	467,946
Metal Fabricate/Hardware	1.0%	686,560
Mining	0.9%	628,605
Miscellaneous Manufacturing	1.1%	770,192
Office & Business Equipment	0.1%	76,665
Office Furnishings	0.2%	118,212
Oil & Gas	3.6%	2,499,379
Oil & Gas Services	1.0%	721,789
Packaging and Containers	0.4%	246,061
Pharmaceuticals	3.2%	2,198,680
Pipelines	0.3%	196,305
Private Equity	0.0%	1,506
Real Estate	0.8%	558,382
Real Estate Investment Trusts	0.1%	50,250
Retail	4.5%	3,062,769
Savings & Loans	1.0%	708,887
Semiconductors	2.9%	1,981,260
Software	6.2%	4,237,135
Telecommunications	2.0%	1,367,383

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Textiles	0.1%	$ 88,501
Toys, Games & Hobbies	0.0%	28,368
Transportation	1.8%	1,214,511
Trucking and Leasing	0.2%	150,674
Water	0.5%	340,878
	100.0%	$68,803,913
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 66,192	$ 66,192	$ —	$—
Aerospace & Defense	586,285	586,285	—	—
Agriculture	242,763	242,763	—	—
Airlines	245,291	245,291	—	—
Apparel	438,979	438,979	—	—
Auto Manufacturers	221,717	221,717	—	—
Auto Parts & Equipment	1,119,991	1,119,991	—	—
Banks	7,080,821	7,080,821	—	—
Beverages	405,738	405,738	—	—
Biotechnology	5,026,812	5,026,812	—	—
Building Materials	979,139	979,139	—	—
Chemicals	1,519,307	1,519,307	—	—
Coal	371,669	371,669	—	—
Commercial Services	4,009,281	4,009,281	—	—
Computers	1,546,465	1,546,465	—	—
Cosmetics & Personal Care	208,713	208,713	—	—
Distribution & Wholesale	491,787	491,787	—	—
Diversified Financial Services	1,809,707	1,809,707	—	—
Electric	1,285,565	1,285,565	—	—
Electrical Components & Equipment	504,197	504,197	—	—
Electronics	1,184,508	1,184,508	—	—
Energy-Alternate Sources	489,787	489,787	—	—
Engineering & Construction	1,091,424	1,091,424	—	—
Entertainment	735,553	735,553	—	—
Environmental Control	414,412	414,412	—	—
Food	1,348,335	1,348,335	—	—
Food Service	57,614	57,614	—	—
Forest Products & Paper	106,740	106,740	—	—
Gas	999,317	999,317	—	—
Hand & Machine Tools	231,490	231,490	—	—
Healthcare Products	2,929,118	2,929,118	—	—
Healthcare Services	1,176,938	1,176,938	—	—
Holding Companies	8,020	8,020	—	—
Home Builders	926,127	926,127	—	—
Home Furnishings	267,517	267,517	—	—
Household Products & Wares	326,653	326,653	—	—
Housewares	15,194	15,194	—	—
Insurance	1,931,020	1,931,020	—	—
Internet	1,413,424	1,413,424	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investment Companies	$ 91,190	$ 91,190	$ —	$—
Iron & Steel	301,994	301,994	—	—
Leisure Time	421,954	421,954	—	—
Lodging	147,166	147,166	—	—
Machinery — Construction & Mining	247,013	247,013	—	—
Machinery — Diversified	1,380,088	1,380,088	—	—
Media	467,946	467,946	—	—
Metal Fabricate/Hardware	686,560	686,560	—	—
Mining	628,605	628,605	—	—
Miscellaneous Manufacturing	770,192	770,192	—	—
Office & Business Equipment	76,665	76,665	—	—
Office Furnishings	118,212	118,212	—	—
Oil & Gas	2,499,379	2,499,379	—	—
Oil & Gas Services	721,789	721,789	—	—
Packaging and Containers	246,061	246,061	—	—
Pharmaceuticals	2,198,680	2,197,473	1,207	—
Pipelines	196,305	196,305	—	—
Private Equity	1,506	1,506	—	—
Real Estate	558,382	558,382	—	—
Real Estate Investment Trusts	50,250	50,250	—	—
Retail	3,062,769	3,062,769	—	—
Savings & Loans	708,887	708,887	—	—
Semiconductors	1,981,260	1,981,260	—	—
Software	4,237,135	4,237,135	—	—
Telecommunications	1,367,383	1,367,383	—	—
Textiles	88,501	88,501	—	—
Toys, Games & Hobbies	28,368	28,368	—	—
Transportation	1,214,511	1,214,511	—	—
Trucking and Leasing	150,674	150,674	—	—
Water	340,878	340,878	—	—
Total Common Stocks	68,803,913	68,802,706	1,207	—
Real Estate Investment Trusts	5,954,961	5,954,961	—	—
Rights	5,852	—	5,852	—
Warrants	6,587	6,587	—	—
Short-Term Investments	248,121	248,121	—	—
Total Investments	$ 75,019,434	$ 75,012,375	$ 7,059	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(49,214)	$(49,214)	$—	$—
Total Liabilities—Other Financial Instruments	$ (49,214)	$ (49,214)	$ —	$ —

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Small Cap Index Fund
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini Russell 2000 Index	09/16/22	9	50	$1,708	$768,600	$—	$(49,214)
							$—	$(49,214)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.1%
Australia — 7.5%
Ampol Ltd.	1,380	$ 32,606
APA Group	7,495	58,304
Aristocrat Leisure Ltd.	3,964	94,069
ASX Ltd.	1,293	72,926
Aurizon Holdings Ltd.	11,109	29,138
Australia & New Zealand Banking Group Ltd.	18,120	275,536
BHP Group Ltd.	32,570	927,359
BlueScope Steel Ltd.	3,125	34,297
Brambles Ltd.	9,348	69,106
Cochlear Ltd.	418	57,330
Coles Group Ltd.	8,403	103,301
Commonwealth Bank of Australia	10,989	685,546
Computershare Ltd.	3,311	56,313
CSL Ltd.	3,087	573,313
Dexus	6,877	42,152
Domino's Pizza Enterprises Ltd.	429	20,136
Endeavour Group Ltd.	8,189	42,789
Evolution Mining Ltd.	11,549	18,973
Fortescue Metals Group Ltd.	11,040	133,585
Goodman Group	10,813	133,152
IDP Education Ltd.	1,331	21,884
Insurance Australia Group Ltd.	15,259	45,922
Lendlease Corp. Ltd.	4,333	27,247
Macquarie Group Ltd.	2,326	264,124
Medibank Pvt. Ltd.	17,418	39,074
Mineral Resources Ltd.	1,081	36,017
Mirvac Group	24,397	33,259
National Australia Bank Ltd.	21,117	399,237
Newcrest Mining Ltd.	5,845	84,281
Northern Star Resources Ltd.	7,569	35,736
Orica Ltd.	2,861	31,143
Origin Energy Ltd.	11,862	46,916
Qantas Airways Ltd.*	5,515	17,016
QBE Insurance Group Ltd.	9,279	77,819
Ramsay Health Care Ltd.	1,112	56,216
REA Group Ltd.	317	24,469
Reece Ltd.	2,060	19,594
Rio Tinto Ltd.	2,412	170,983
Santos Ltd.	21,105	108,092
Scentre Group	34,304	61,327
SEEK Ltd.	2,271	32,919
Sonic Healthcare Ltd.	2,969	67,649
South32 Ltd.	21,214	57,693
South32 Ltd.	9,351	25,043
Stockland	14,818	36,924
Suncorp Group Ltd.	8,248	62,511
Telstra Corp. Ltd.	27,472	73,006
The GPT Group	11,476	33,428
The GPT Group-In Specie	16,419	0
The Lottery Corp. Ltd.*	15,195	47,407
Transurban Group	19,841	196,938
Treasury Wine Estates Ltd.	4,544	35,599
Vicinity Centres	25,092	31,782
	Number of Shares	Value†

Australia — (continued)
Washington H. Soul Pattinson & Co., Ltd.	1,381	$ 22,439
Wesfarmers Ltd.	7,261	210,049
Westpac Banking Corp.	22,420	301,770
WiseTech Global Ltd.	856	22,364
Woodside Energy Group Ltd	12,341	271,225
Woolworths Group Ltd.	7,711	189,482
		6,778,515
Austria — 0.2%
Erste Group Bank AG	2,193	55,615
OMV AG	924	43,341
Verbund AG	423	41,381
voestalpine AG	691	14,686
		155,023
Belgium — 0.9%
Ageas N.V.	1,053	46,325
Anheuser-Busch InBev N.V.	5,526	297,424
D'ieteren Group	159	23,261
Elia Group S.A.	235	33,320
Groupe Bruxelles Lambert S.A.	714	59,619
KBC Group N.V.	1,558	87,415
Proximus SADP	1,133	16,700
Sofina S.A.	94	19,209
Solvay S.A.	458	37,111
UCB S.A.	822	69,464
Umicore S.A.	1,237	43,193
Warehouses De Pauw CVA	949	29,835
		762,876
Chile — 0.0%
Antofagasta PLC	2,581	36,288
Denmark — 2.7%
A.P. Moller - Maersk A/S, Class A	20	46,072
A.P. Moller - Maersk A/S, Class B	36	83,970
Carlsberg A/S, Class B	626	79,732
Chr Hansen Holding A/S	695	50,586
Coloplast A/S, Class B	752	85,652
Danske Bank A/S	4,326	61,133
Demant A/S*	713	26,752
DSV A/S	1,229	171,635
Genmab A/S*	422	136,573
GN Store Nord A/S	818	28,663
Novo Nordisk A/S, Class B	10,835	1,201,726
Novozymes A/S, Class B	1,342	80,548
Orsted A/S	1,193	124,703
Pandora A/S	618	38,878
ROCKWOOL A/S, Class B	55	12,379
Tryg A/S	2,417	54,265
Vestas Wind Systems A/S	6,525	137,808
		2,421,075
Finland — 1.2%
Elisa OYJ	882	49,561
Fortum OYJ	2,873	43,099

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Finland — (continued)
Kesko OYJ, Class B	1,700	$ 40,102
Kone OYJ, Class B	2,219	105,480
Neste OYJ	2,763	122,305
Nokia OYJ	34,728	161,568
Nordea Bank Abp	21,526	189,383
Orion OYJ, Class B	750	33,482
Sampo OYJ, Class A	3,183	138,495
Stora Enso OYJ, Class R	3,880	60,848
UPM-Kymmene OYJ	3,323	101,023
Wartsila OYJ Abp	3,006	23,405
		1,068,751
France — 10.5%
Accor S.A.*	1,184	32,049
Aeroports de Paris*	215	27,229
Air Liquide S.A.	3,362	451,393
Airbus S.E.	3,774	365,636
Alstom S.A.	1,895	42,875
Amundi S.A.	376	20,568
Arkema S.A.	377	33,550
AXA S.A.	12,391	281,258
BioMerieux	262	25,589
BNP Paribas S.A.	7,198	342,195
Bollore S.A.	5,730	26,541
Bouygues S.A.	1,412	43,444
Bureau Veritas S.A.	1,821	46,658
Capgemini S.E.	1,034	177,111
Carrefour S.A.	3,954	69,965
Cie de Saint-Gobain	3,268	140,224
Cie Generale des Etablissements Michelin SCA	4,400	119,770
Covivio	344	19,088
Credit Agricole S.A.	8,155	74,615
Danone S.A.	4,241	236,706
Dassault Aviation S.A.	180	28,087
Dassault Systemes S.E.	4,202	154,628
Edenred	1,545	72,810
Eiffage S.A.	567	51,029
Electricite de France S.A.	3,734	30,545
Engie S.A.	11,581	133,087
EssilorLuxottica S.A.	1,850	277,134
Eurazeo S.E.	255	15,793
Faurecia S.E.*	126	2,490
Gecina S.A.	294	27,421
Getlink S.E.	2,692	47,479
Hermes International	204	228,105
Ipsen S.A.	217	20,478
Kering S.A.	486	249,610
Klepierre S.A.	1,415	27,225
La Francaise des Jeux SAEM	613	21,212
Legrand S.A.	1,731	127,815
L'Oreal S.A.	1,543	532,474
LVMH Moet Hennessy Louis Vuitton S.E.	1,786	1,088,732
Orange S.A.	12,986	152,689
	Number of Shares	Value†

France — (continued)
Pernod Ricard S.A.	1,337	$ 245,615
Publicis Groupe S.A.	1,467	71,732
Remy Cointreau S.A.	160	27,951
Renault S.A.*	1,171	29,194
Safran S.A.	2,162	213,449
Sanofi	7,327	739,730
Sartorius Stedim Biotech	179	56,144
Schneider Electric S.E.	3,463	409,720
SEB S.A.	196	18,804
Societe Generale S.A.	5,212	114,099
Sodexo S.A.	562	39,495
Teleperformance	373	114,647
Thales S.A.	680	83,411
TotalEnergies S.E.	15,876	838,019
Ubisoft Entertainment S.A.*	622	27,312
Unibail-Rodamco-Westfield*	660	33,649
Unibail-Rodamco-Westfield*	2,500	6,488
Valeo	1,447	27,939
Veolia Environnement S.A.	4,095	99,946
Vinci S.A.	3,483	310,105
Vivendi S.E.	5,179	52,624
Wendel S.E.	185	15,461
Worldline S.A.*	1,504	55,763
		9,496,604
Germany — 7.1%
adidas AG	1,107	195,775
Allianz S.E.	2,633	502,515
BASF S.E.	5,875	255,657
Bayer AG	6,345	377,145
Bayerische Motoren Werke AG	2,090	160,893
Bechtle AG	564	23,057
Beiersdorf AG	673	68,750
Brenntag S.E.	1,011	65,794
Carl Zeiss Meditec AG	250	29,840
Commerzbank AG*	6,114	42,838
Continental AG	734	51,151
Covestro AG	1,214	41,958
Daimler Truck Holding AG*	2,888	75,390
Delivery Hero S.E.*	1,001	37,523
Deutsche Bank AG	13,202	115,080
Deutsche Boerse AG	1,210	202,376
Deutsche Lufthansa AG*	3,546	20,676
Deutsche Post AG	6,360	238,206
Deutsche Telekom AG	20,621	409,419
E.ON S.E.	14,086	118,209
Evonik Industries AG	1,328	28,335
Fresenius Medical Care AG & Co., KGaA	1,307	65,237
Fresenius S.E. & Co., KGaA	2,745	83,137
GEA Group AG	932	32,123
Hannover Rueck S.E.	392	56,895
HeidelbergCement AG	971	46,645
HelloFresh S.E.*	1,016	32,847
Henkel AG & Co., KGaA	685	41,922
Infineon Technologies AG	8,345	201,925

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
KION Group AG	441	$ 18,296
Knorr-Bremse AG	447	25,492
LEG Immobilien S.E.	489	40,545
Mercedes-Benz Group AG	5,138	297,325
Merck KGaA	821	138,519
MTU Aero Engines AG	338	61,526
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	211,455
Nemetschek S.E.	350	21,185
Puma S.E.	708	46,624
Rational AG	35	20,338
Rheinmetall AG	278	64,180
RWE AG	4,070	149,622
SAP S.E.	6,728	612,909
Scout24 S.E.	551	28,288
Siemens AG	4,930	501,605
Siemens Energy AG	2,663	39,028
Siemens Healthineers AG	1,852	94,110
Symrise AG	874	95,117
Telefonica Deutschland Holding AG	5,808	16,677
Uniper S.E.	601	8,925
United Internet AG	668	19,062
Volkswagen AG	205	37,359
Vonovia S.E.	4,476	137,904
Zalando S.E.*	1,430	37,404
		6,344,813
Hong Kong — 3.2%
AIA Group Ltd.	78,000	845,427
BOC Hong Kong Holdings Ltd.	24,000	94,816
Budweiser Brewing Co., APAC, Ltd.	11,100	33,243
Chow Tai Fook Jewellery Group Ltd.	14,600	27,463
CK Asset Holdings Ltd.	13,034	92,189
CK Hutchison Holdings Ltd.	17,128	115,798
CK Infrastructure Holdings Ltd.	4,000	24,520
CLP Holdings Ltd.	11,000	91,260
ESR Group Ltd.*	11,600	31,340
Futu Holdings Ltd., ADR*	300	15,663
Galaxy Entertainment Group Ltd.	14,000	83,499
Hang Lung Properties Ltd.	14,000	26,548
Hang Seng Bank Ltd.	5,000	88,253
Henderson Land Development Co., Ltd.	8,891	33,312
HK Electric Investments & HK Electric Investments Ltd.	20,777	19,064
HKT Trust & HKT Ltd.	25,240	33,903
Hong Kong & China Gas Co., Ltd.	71,112	76,578
Hong Kong Exchanges & Clearing Ltd.	7,684	377,992
Hongkong Land Holdings Ltd.	7,400	37,148
Jardine Matheson Holdings Ltd.	1,400	73,584
Link REIT	13,702	111,756
MTR Corp. Ltd.	9,671	50,532
New World Development Co., Ltd.	10,458	37,518
Power Assets Holdings Ltd.	8,500	53,458
Sino Land Co., Ltd.	24,372	35,967
SITC International Holdings Co., Ltd.	9,000	25,463
	Number of Shares	Value†

Hong Kong — (continued)
Sun Hung Kai Properties Ltd.	9,161	$ 108,226
Swire Pacific Ltd., Class A	3,500	20,852
Swire Properties Ltd.	7,136	17,715
Techtronic Industries Co., Ltd.	9,000	93,879
WH Group Ltd.	57,872	44,694
Wharf Real Estate Investment Co., Ltd.	11,000	52,429
Xinyi Glass Holdings Ltd.	12,000	28,781
		2,902,870
Ireland — 0.9%
AerCap Holdings N.V.*	900	36,846
CRH PLC	4,923	170,249
DCC PLC	613	38,042
Experian PLC	5,862	171,688
Flutter Entertainment PLC*	1,078	108,992
James Hardie Industries PLC	2,913	63,880
Kerry Group PLC, Class A	1,018	97,443
Kingspan Group PLC	981	59,009
Smurfit Kappa Group PLC	1,508	50,696
		796,845
Israel — 0.7%
Azrieli Group Ltd.	283	19,801
Bank Hapoalim BM	7,162	59,790
Bank Leumi Le-Israel BM	9,130	81,160
Check Point Software Technologies Ltd.*	712	86,707
CyberArk Software Ltd.*	300	38,388
Elbit Systems Ltd.	186	42,451
ICL Group Ltd.	4,391	39,838
Israel Discount Bank Ltd., Class A	7,042	36,612
Kornit Digital Ltd.*	300	9,510
Mizrahi Tefahot Bank Ltd.	962	31,810
Nice Ltd.*	415	79,663
Teva Pharmaceutical Industries Ltd.*	6,350	48,539
Teva Pharmaceutical Industries Ltd., ADR*	500	3,760
Tower Semiconductor Ltd*	696	32,419
Wix.com Ltd.*	359	23,532
ZIM Integrated Shipping Services Ltd	500	23,615
		657,595
Italy — 1.9%
Amplifon SpA	856	26,239
Assicurazioni Generali SpA	6,950	110,887
Atlantia SpA	3,017	70,758
Davide Campari-Milano N.V.	3,207	33,725
DiaSorin SpA	180	23,617
Enel SpA	52,606	287,771
Eni SpA	16,285	193,322
Ferrari N.V.	796	146,146
FinecoBank Banca Fineco SpA	3,910	46,793
Infrastrutture Wireless Italiane SpA	2,387	24,224
Intesa Sanpaolo SpA	105,143	196,129
Mediobanca Banca di Credito Finanziario SpA	3,828	33,127

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Moncler SpA	1,251	$ 53,659
Nexi SpA*	3,587	29,711
Poste Italiane SpA	3,626	33,864
Prysmian SpA	1,675	46,007
Recordati Industria Chimica e Farmaceutica SpA	726	31,581
Snam SpA	13,027	68,245
Telecom Italia SpA*	60,149	15,739
Terna - Rete Elettrica Nazionale	8,790	68,976
UniCredit SpA	13,413	127,419
		1,667,939
Japan — 21.7%
Advantest Corp.	1,300	69,561
Aeon Co., Ltd.	4,300	74,603
AGC, Inc.	1,200	42,187
Aisin Corp.	1,000	30,955
Ajinomoto Co., Inc.	3,000	72,966
ANA Holdings, Inc.*	1,100	20,264
Asahi Group Holdings Ltd.	2,900	95,007
Asahi Intecc Co., Ltd.	1,400	21,132
Asahi Kasei Corp.	8,100	61,848
Astellas Pharma, Inc.	11,800	183,940
Azbil Corp.	800	21,020
Bandai Namco Holdings, Inc.	1,300	91,780
Bridgestone Corp.	3,600	131,338
Brother Industries Ltd.	1,500	26,367
Canon, Inc.	6,400	145,519
Capcom Co., Ltd.	1,200	29,142
Central Japan Railway Co.	900	103,844
Chubu Electric Power Co., Inc.	4,100	41,278
Chugai Pharmaceutical Co., Ltd.	4,300	109,972
Concordia Financial Group Ltd.	7,200	24,941
CyberAgent, Inc.	2,400	23,897
Dai Nippon Printing Co., Ltd.	1,400	30,192
Daifuku Co., Ltd.	600	34,316
Dai-ichi Life Holdings, Inc.	6,500	120,246
Daiichi Sankyo Co., Ltd.	11,400	288,781
Daikin Industries Ltd.	1,600	256,486
Daito Trust Construction Co., Ltd.	400	34,522
Daiwa House Industry Co., Ltd.	4,000	93,219
Daiwa House REIT Investment Corp.	13	29,463
Daiwa Securities Group, Inc.	9,300	41,537
Denso Corp.	2,800	148,750
Dentsu Group, Inc.	1,300	39,044
Disco Corp.	200	47,465
East Japan Railway Co.	1,900	97,157
Eisai Co., Ltd.	1,700	71,731
ENEOS Holdings, Inc.	20,490	77,577
FANUC Corp.	1,200	187,854
Fast Retailing Co., Ltd.	400	209,552
Fuji Electric Co., Ltd.	800	33,137
FUJIFILM Holdings Corp.	2,300	123,374
Fujitsu Ltd.	1,300	162,548
GLP J-Reit	26	31,753
	Number of Shares	Value†

Japan — (continued)
GMO Payment Gateway, Inc.	300	$ 21,116
Hakuhodo DY Holdings, Inc.	1,500	13,764
Hamamatsu Photonics K.K.	900	34,957
Hankyu Hanshin Holdings, Inc.	1,400	38,178
Hikari Tsushin, Inc.	100	10,252
Hirose Electric Co., Ltd.	220	29,203
Hitachi Construction Machinery Co., Ltd.	700	15,503
Hitachi Ltd.	6,200	294,189
Hitachi Metals Ltd.*	1,400	21,184
Honda Motor Co., Ltd.	10,400	252,412
Hoshizaki Corp.	600	17,888
Hoya Corp.	2,400	204,923
Hulic Co., Ltd.	2,800	21,669
Ibiden Co., Ltd.	700	19,734
Idemitsu Kosan Co., Ltd.	1,356	32,681
Iida Group Holdings Co., Ltd.	1,000	15,397
Inpex Corp.	6,400	69,340
Isuzu Motors Ltd.	3,900	43,145
Ito En Ltd.	400	17,925
ITOCHU Corp.	7,700	208,107
Itochu Techno-Solutions Corp.	700	17,154
Japan Airlines Co., Ltd.*	800	14,004
Japan Exchange Group, Inc.	3,300	47,622
Japan Metropolitan Fund Invest	48	37,394
Japan Post Bank Co., Ltd.	3,000	23,327
Japan Post Holdings Co., Ltd.	15,700	112,138
Japan Post Insurance Co., Ltd.	1,100	17,601
Japan Real Estate Investment Corp.	8	36,792
Japan Tobacco, Inc.	7,800	134,867
JFE Holdings, Inc.	3,000	31,618
JSR Corp.	1,200	31,132
Kajima Corp.	2,800	32,131
Kakaku.com, Inc.	900	14,845
Kao Corp.	3,100	125,024
KDDI Corp.	10,300	325,595
Keio Corp.	700	25,048
Keisei Electric Railway Co., Ltd.	800	22,052
Keyence Corp.	1,255	429,001
Kikkoman Corp.	900	47,759
Kintetsu Group Holdings Co., Ltd.	1,100	34,253
Kirin Holdings Co., Ltd.	5,200	81,921
Kobayashi Pharmaceutical Co., Ltd.	300	18,485
Kobe Bussan Co., Ltd.	800	19,605
Koei Tecmo Holdings Co., Ltd.	390	12,590
Koito Manufacturing Co., Ltd.	700	22,210
Komatsu Ltd.	6,000	133,019
Konami Group Corp.	600	33,210
Kose Corp.	200	18,190
Kubota Corp.	6,500	97,107
Kurita Water Industries Ltd.	600	21,713
Kyocera Corp.	2,100	112,305
Kyowa Kirin Co., Ltd.	1,700	38,215
Lasertec Corp.	500	59,515
Lixil Corp.	2,000	37,441

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
M3, Inc.	2,800	$ 80,442
Makita Corp.	1,400	34,897
Marubeni Corp.	10,300	92,919
Mazda Motor Corp.	3,400	27,815
McDonald's Holdings Co., Japan Ltd.	600	21,846
MEIJI Holdings Co., Ltd.	800	39,269
MINEBEA MITSUMI, Inc.	2,300	39,158
MISUMI Group, Inc.	1,900	40,050
Mitsubishi Chemical Group Corp.	8,200	44,542
Mitsubishi Corp.	8,200	243,981
Mitsubishi Electric Corp.	12,600	134,748
Mitsubishi Estate Co., Ltd.	7,500	108,841
Mitsubishi HC Capital, Inc.	4,700	21,685
Mitsubishi Heavy Industries Ltd.	2,100	73,441
Mitsubishi UFJ Financial Group, Inc.	77,200	415,018
Mitsui & Co., Ltd.	8,900	196,426
Mitsui Chemicals, Inc.	1,100	23,430
Mitsui Fudosan Co., Ltd.	6,000	129,017
Mitsui OSK Lines Ltd.	2,100	48,058
Mizuho Financial Group, Inc.	15,508	176,362
MonotaRO Co., Ltd.	1,600	23,774
MS&AD Insurance Group Holdings, Inc.	2,890	88,566
Murata Manufacturing Co., Ltd.	3,700	201,689
NEC Corp.	1,500	58,262
Nexon Co., Ltd.	3,200	65,519
NGK Insulators Ltd.	1,500	20,209
Nidec Corp.	2,900	179,113
Nihon M&A Center Holdings, Inc.	2,000	21,271
Nintendo Co., Ltd.	697	301,444
Nippon Building Fund, Inc.	10	49,823
NIPPON EXPRESS HOLDINGS, INC.	500	27,159
Nippon Paint Holdings Co., Ltd.	5,600	41,728
Nippon Prologis REIT, Inc.	13	32,002
Nippon Sanso Holdings Corp.	1,000	15,942
Nippon Shinyaku Co., Ltd.	300	18,241
Nippon Steel Corp.	5,317	74,418
Nippon Telegraph & Telephone Corp.	7,600	218,231
Nippon Yusen K.K.	1,000	68,323
Nissan Chemical Corp.	800	36,851
Nissan Motor Co., Ltd.	14,400	56,059
Nisshin Seifun Group, Inc.	1,315	15,391
Nissin Foods Holdings Co., Ltd.	400	27,624
Nitori Holdings Co., Ltd.	500	47,520
Nitto Denko Corp.	900	58,240
Nomura Holdings, Inc.	19,300	70,540
Nomura Real Estate Holdings, Inc.	900	22,056
Nomura Real Estate Master Fund, Inc.	28	34,959
Nomura Research Institute Ltd.	2,130	56,672
NTT Data Corp.	4,000	55,307
Obayashi Corp.	4,200	30,491
Obic Co., Ltd.	454	64,212
Odakyu Electric Railway Co., Ltd.	1,800	24,211
Oji Holdings Corp.	4,700	20,369
Olympus Corp.	7,900	158,751
Omron Corp.	1,200	60,946
	Number of Shares	Value†

Japan — (continued)
Ono Pharmaceutical Co., Ltd.	2,500	$ 64,158
Open House Group Co., Ltd.	500	19,900
Oracle Corp. Japan	200	11,586
Oriental Land Co., Ltd.	1,300	181,279
ORIX Corp.	7,700	129,166
Osaka Gas Co., Ltd.	2,400	45,920
Otsuka Corp.	800	23,732
Otsuka Holdings Co., Ltd.	2,500	88,775
Pan Pacific International Holdings Corp.	2,700	43,083
Panasonic Corp.	14,400	116,374
Persol Holdings Co., Ltd.	1,000	18,175
Rakuten Group, Inc.	5,500	24,808
Recruit Holdings Co., Ltd.	9,200	270,887
Renesas Electronics Corp.*	8,100	73,609
Resona Holdings, Inc.	14,500	54,300
Ricoh Co., Ltd.	4,200	32,843
Rohm Co., Ltd.	600	41,834
SBI Holdings, Inc.	1,710	33,461
SCSK Corp.	1,200	20,307
Secom Co., Ltd.	1,300	80,321
Seiko Epson Corp.	1,700	24,057
Sekisui Chemical Co., Ltd.	2,600	35,585
Sekisui House Ltd.	3,900	68,310
Seven & i Holdings Co., Ltd.	4,800	186,333
SG Holdings Co., Ltd.	2,200	37,115
Sharp Corp.	1,200	9,278
Shimadzu Corp.	1,600	50,590
Shimano, Inc.	500	84,463
Shimizu Corp.	4,000	22,111
Shin-Etsu Chemical Co., Ltd.	2,400	270,637
Shionogi & Co., Ltd.	1,700	85,890
Shiseido Co., Ltd.	2,600	104,360
SMC Corp.	368	164,011
SoftBank Corp.	18,200	202,081
SoftBank Group Corp.	7,700	297,092
Sompo Holdings, Inc.	2,025	89,295
Sony Group Corp.	8,100	662,364
Square Enix Holdings Co., Ltd.	600	26,577
Subaru Corp.	4,000	71,094
SUMCO Corp.	2,300	29,818
Sumitomo Chemical Co., Ltd.	9,200	36,005
Sumitomo Corp.	7,200	98,544
Sumitomo Electric Industries Ltd.	4,900	54,135
Sumitomo Metal Mining Co., Ltd.	1,600	50,118
Sumitomo Mitsui Financial Group, Inc.	8,300	246,651
Sumitomo Mitsui Trust Holdings, Inc.	2,143	66,021
Sumitomo Realty & Development Co., Ltd.	2,000	52,815
Suntory Beverage & Food Ltd.	800	30,248
Suzuki Motor Corp.	2,300	72,282
Sysmex Corp.	1,100	66,204
T&D Holdings, Inc.	3,200	38,302
Taisei Corp.	1,200	37,367
Takeda Pharmaceutical Co., Ltd.	9,595	270,001
TDK Corp.	2,400	74,116

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Terumo Corp.	4,100	$ 123,532
The Chiba Bank Ltd.	3,700	20,207
The Kansai Electric Power Co., Inc.	4,200	41,604
The Shizuoka Bank Ltd.	3,200	19,222
TIS, Inc.	1,400	36,682
Tobu Railway Co., Ltd.	1,100	25,092
Toho Co., Ltd.	700	25,306
Tokio Marine Holdings, Inc.	4,000	232,989
Tokyo Electric Power Co. Holdings, Inc.*	10,800	45,133
Tokyo Electron Ltd.	1,000	326,504
Tokyo Gas Co., Ltd.	2,700	55,859
Tokyu Corp.	3,600	42,400
TOPPAN Inc.	1,500	25,063
Toray Industries, Inc.	8,800	49,370
Toshiba Corp.	2,600	105,682
Tosoh Corp.	1,800	22,354
TOTO Ltd.	900	29,717
Toyota Industries Corp.	900	55,719
Toyota Motor Corp.	68,240	1,056,191
Toyota Tsusho Corp.	1,400	45,710
Trend Micro, Inc.	900	43,912
Unicharm Corp.	2,500	83,653
USS Co., Ltd.	1,500	25,969
Welcia Holdings Co., Ltd.	600	12,028
West Japan Railway Co.	1,400	51,499
Yakult Honsha Co., Ltd.	800	46,167
Yamaha Corp.	900	37,146
Yamaha Motor Co., Ltd.	2,000	36,645
Yamato Holdings Co., Ltd.	2,000	31,987
Yaskawa Electric Corp.	1,600	51,533
Yokogawa Electric Corp.	1,600	26,427
Z Holdings Corp.	16,800	49,083
ZOZO, Inc.	900	16,218
		19,549,564
Jordan — 0.0%
Hikma Pharmaceuticals PLC	1,083	21,324
Luxembourg — 0.2%
ArcelorMittal S.A.	4,181	94,245
Aroundtown S.A.	6,382	20,285
Eurofins Scientific S.E.	870	68,452
Tenaris S.A.	2,782	35,772
		218,754
Macao — 0.0%
Sands China Ltd.*	16,000	38,171
Netherlands — 4.4%
ABN AMRO Bank N.V.	2,635	29,588
Adyen N.V.*	138	200,729
Aegon N.V.	11,939	51,647
Akzo Nobel N.V.	1,217	79,863
Argenx S.E.*	290	108,646
ASM International N.V.	297	74,262
	Number of Shares	Value†

Netherlands — (continued)
ASML Holding N.V.	2,603	$ 1,243,474
Euronext N.V.	547	44,654
EXOR N.V.	691	43,071
Heineken Holding N.V.	727	52,911
Heineken N.V.	1,671	152,348
IMCD N.V.	363	49,814
ING Groep N.V.	25,312	250,164
JDE Peet's N.V.	515	14,658
Just Eat Takeaway.com N.V.*	1,183	18,678
Koninklijke Ahold Delhaize N.V.	6,743	175,669
Koninklijke DSM N.V.	1,117	160,484
Koninklijke KPN N.V.	21,105	75,220
Koninklijke Philips N.V.	6,121	131,850
NN Group N.V.	1,738	78,937
OCI NV	672	22,169
Prosus N.V.	5,312	347,808
QIAGEN N.V.*	1,512	70,827
Randstad N.V.	725	35,101
Stellantis N.V.	5,622	69,415
Stellantis N.V.	8,372	103,456
Universal Music Group N.V.	4,675	93,741
Wolters Kluwer N.V.	1,710	165,867
		3,945,051
New Zealand — 0.2%
Auckland International Airport Ltd.*	8,513	38,175
Fisher & Paykel Healthcare Corp. Ltd.	3,664	45,721
Mercury NZ Ltd.	5,229	18,452
Meridian Energy Ltd.	9,073	26,519
Spark New Zealand Ltd.	12,240	36,693
Xero Ltd.*	835	44,357
		209,917
Norway — 0.8%
Adevinta ASA*	1,674	12,092
Aker BP ASA	804	27,925
Aker BP ASA	1,229	40,579
DNB Bank ASA	6,003	107,600
Equinor ASA	6,312	219,517
Gjensidige Forsikring ASA	1,242	25,156
Kongsberg Gruppen ASA	571	20,464
Mowi ASA	2,898	65,935
Norsk Hydro ASA	8,484	47,512
Orkla ASA	4,885	39,041
Salmar ASA	376	26,435
Telenor ASA	4,471	59,464
Yara International ASA	1,012	42,290
		734,010
Portugal — 0.2%
Banco Espirito Santo S.A.(1),*	27,017	0
EDP - Energias de Portugal S.A.	17,315	80,783
Galp Energia SGPS S.A.	3,064	35,914
Jeronimo Martins SGPS S.A.	1,733	37,666
		154,363

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — 1.4%
Ascendas Real Estate Investment Trust	20,490	$ 42,033
CapitaLand Integrated Commercial Trust	29,400	45,921
Capitaland Investment Ltd.	16,607	45,662
CDL Hospitality Trusts	477	436
City Developments Ltd.	3,000	17,599
DBS Group Holdings Ltd.	11,748	250,976
Genting Singapore Ltd.	36,200	18,760
Grab Holdings Ltd., Class A*	6,900	17,457
Keppel Corp. Ltd.	8,700	40,641
Mapletree Commercial Trust	15,200	20,022
Mapletree Logistics Trust	20,077	24,278
Oversea-Chinese Banking Corp. Ltd.	21,691	177,831
Sea Ltd., ADR*	2,300	153,778
Singapore Airlines Ltd.*	7,900	29,000
Singapore Exchange Ltd.	5,000	34,046
Singapore Technologies Engineering Ltd.	9,500	27,899
Singapore Telecommunications Ltd.	52,200	95,059
United Overseas Bank Ltd.	7,437	140,518
UOL Group Ltd.	3,107	16,460
Venture Corp. Ltd.	1,700	20,349
Wilmar International Ltd.	11,600	33,732
		1,252,457
Spain — 2.5%
Acciona S.A.	158	29,059
ACS Actividades de Construccion y Servicios S.A.	1,587	38,467
Aena SME S.A.*	469	59,593
Amadeus IT Group S.A.*	2,864	159,551
Banco Bilbao Vizcaya Argentaria S.A.	42,639	193,502
Banco Santander S.A.	110,885	312,351
CaixaBank S.A.	27,810	96,669
Cellnex Telecom S.A.	3,268	126,817
EDP Renovaveis S.A.	2,000	47,200
Enagas S.A.	1,501	33,142
Endesa S.A.	2,006	37,839
Ferrovial S.A.	3,096	78,483
Grifols S.A.	1,885	35,626
Iberdrola S.A.	37,635	390,294
Industria de Diseno Textil S.A.	6,954	157,336
Naturgy Energy Group S.A.	1,138	32,760
Red Electrica Corp. S.A.	2,674	50,510
Repsol S.A.	9,155	134,795
Siemens Gamesa Renewable Energy S.A.*	1,562	29,317
Telefonica S.A.	35,472	180,735
		2,224,046
Sweden — 3.1%
Alfa Laval AB	2,000	48,212
Assa Abloy AB, Class B	6,425	136,480
Atlas Copco AB, Class A	17,511	163,594
Atlas Copco AB, Class B	10,303	86,153
Boliden AB	1,749	55,626
	Number of Shares	Value†

Sweden — (continued)
Electrolux AB, Class B	1,401	$ 18,853
Embracer Group AB*	4,389	33,461
Epiroc AB, Class A	4,193	64,741
Epiroc AB, Class B	2,471	33,382
EQT AB	1,887	38,626
Essity AB, Class B	3,911	102,117
Evolution AB	1,201	109,196
Fastighets AB Balder, Class B*	4,176	20,007
Getinge AB, Class B	1,459	33,716
H & M Hennes & Mauritz AB, Class B	4,799	57,308
Hexagon AB, Class B	12,559	130,443
Holmen AB, Class B	599	24,294
Husqvarna AB, Class B	2,834	20,844
Industrivarden AB, Class A	877	19,735
Industrivarden AB, Class C	986	21,928
Indutrade AB	1,743	31,785
Investment AB Latour, Class B	1,056	20,883
Investor AB, Class A	3,181	57,107
Investor AB, Class B	11,854	194,883
Kinnevik AB, Class B*	1,611	25,953
L E Lundbergforetagen AB, Class B	471	19,149
Lifco AB, Class B	1,487	23,875
Lundin Energy AB	1,292	883
Nibe Industrier AB, Class B	10,062	75,541
Sagax AB, Class B	1,334	24,607
Sandvik AB	7,183	116,455
Securitas AB, Class B	2,230	19,209
Sinch AB*	3,150	10,252
Skandinaviska Enskilda Banken AB, Class A	10,425	102,316
Skanska AB, Class B	2,121	32,510
SKF AB, Class B	2,369	34,853
Svenska Cellulosa AB SCA, Class B	3,887	58,059
Svenska Handelsbanken AB, Class A	9,287	79,364
Swedbank AB, Class A	5,977	75,547
Swedish Match AB	9,802	99,843
Swedish Orphan Biovitrum AB*	1,078	23,310
Tele2 AB, Class B	3,852	43,868
Telefonaktiebolaget LM Ericsson, Class B	18,737	139,698
Telia Co., AB	17,132	65,616
Volvo AB, Class A	1,410	22,687
Volvo AB, Class B	9,845	152,423
Volvo Car AB, Class B*	3,803	25,265
		2,794,657
Switzerland — 10.8%
ABB Ltd.	10,625	283,363
Adecco Group AG	1,018	34,593
Alcon, Inc.	3,189	222,744
Bachem Holding AG, Class B	200	13,900
Baloise Holding AG	301	49,155
Barry Callebaut AG	22	49,086
Chocoladefabriken Lindt & Spruengli AG	1	104,855

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	$ 71,199
Cie Financiere Richemont S.A., Class A	3,372	359,047
Clariant AG	1,199	22,833
Coca-Cola HBC AG	1,222	27,103
Credit Suisse Group AG	17,345	98,476
EMS-Chemie Holding AG	43	32,003
Geberit AG	226	108,614
Givaudan S.A.	60	210,988
Glencore PLC	64,066	347,123
Holcim AG	3,354	143,519
Julius Baer Group Ltd.	1,376	63,478
Kuehne + Nagel International AG	354	83,804
Logitech International S.A.	1,098	57,358
Lonza Group AG	477	254,327
Nestle S.A.	18,094	2,112,183
Novartis AG	14,097	1,193,885
Partners Group Holding AG	147	132,456
Roche Holding AG	4,517	1,507,244
Roche Holding AG	171	65,989
Schindler Holding AG	125	22,469
Schindler Holding AG, Participation Certificates	269	49,058
SGS S.A.	38	86,974
Sika AG	919	211,784
Sonova Holding AG	351	111,773
STMicroelectronics N.V.	4,365	137,229
Straumann Holding AG	650	78,063
Swiss Life Holding AG	200	97,418
Swiss Prime Site AG	484	42,461
Swiss Re AG	1,930	149,564
Swisscom AG	163	90,050
Temenos AG	430	36,764
The Swatch Group AG	185	43,893
The Swatch Group AG	298	13,248
UBS Group AG	22,715	366,191
VAT Group AG	172	41,007
Vifor Pharma AG*	293	50,795
Zurich Insurance Group AG	965	419,701
		9,697,767
United Arab Emirates — 0.0%
NMC Health PLC*	538	62
United Kingdom — 15.0%
3i Group PLC	6,089	82,164
abrdn PLC	14,470	28,157
Admiral Group PLC	1,312	35,839
Anglo American PLC	8,181	292,488
Ashtead Group PLC	2,899	121,361
Associated British Foods PLC	2,278	43,758
AstraZeneca PLC	9,966	1,310,214
Auto Trader Group PLC	5,888	39,779
AVEVA Group PLC	707	19,373
Aviva PLC	18,825	91,961
BAE Systems PLC	20,643	208,619
	Number of Shares	Value†

United Kingdom — (continued)
Barclays PLC	108,104	$ 201,498
Barratt Developments PLC	6,327	35,228
Berkeley Group Holdings PLC	697	31,597
BP PLC	124,695	589,405
British American Tobacco PLC	13,931	596,844
BT Group PLC	44,495	100,907
Bunzl PLC	2,198	72,750
Burberry Group PLC	2,621	52,357
CNH Industrial N.V.	6,662	76,936
Coca-Cola Europacific Partners PLC	1,276	65,495
Compass Group PLC	11,455	234,262
Croda International PLC	875	68,936
Diageo PLC	15,018	645,425
Entain PLC*	3,735	56,605
Ferguson PLC	1,403	156,919
GSK PLC	32,130	690,559
Halma PLC	2,365	57,837
Hargreaves Lansdown PLC	2,149	20,609
HSBC Holdings PLC	131,023	854,251
Imperial Brands PLC	6,063	135,506
Informa PLC*	9,687	62,356
InterContinental Hotels Group PLC	1,153	61,054
Intertek Group PLC	1,024	52,428
J. Sainsbury PLC	10,110	25,106
JD Sports Fashion PLC	17,935	25,194
Johnson Matthey PLC	1,361	31,901
Kingfisher PLC	12,664	37,661
Land Securities Group PLC	4,270	34,514
Legal & General Group PLC	38,445	112,084
Lloyds Banking Group PLC	456,109	234,914
London Stock Exchange Group PLC	2,107	195,749
M&G PLC	16,063	38,051
Melrose Industries PLC	28,464	51,870
Mondi PLC	3,079	54,534
National Grid PLC	23,085	295,626
NatWest Group PLC	35,162	93,438
Next PLC	863	61,561
Ocado Group PLC*	3,089	29,375
Pearson PLC	4,876	44,505
Persimmon PLC	2,126	48,214
Phoenix Group Holdings PLC	4,813	34,591
Prudential PLC	17,473	216,102
Reckitt Benckiser Group PLC	4,620	346,996
RELX PLC	6,807	184,450
RELX PLC	5,578	150,930
Rentokil Initial PLC	12,043	69,576
Rio Tinto PLC	7,244	433,543
Rolls-Royce Holdings PLC*	52,141	52,649
Schroders PLC	773	25,143
Segro PLC	7,819	92,973
Severn Trent PLC	1,547	51,203
Shell PLC	48,722	1,265,660
Smith & Nephew PLC	5,814	81,213
Smiths Group PLC	2,596	44,226
Spirax-Sarco Engineering PLC	486	58,439

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
SSE PLC	6,674	$ 131,288
St. James's Place PLC	3,331	44,704
Standard Chartered PLC	16,314	122,848
Taylor Wimpey PLC	22,936	32,569
Tesco PLC	49,064	152,599
The British Land Co., PLC	5,472	29,782
The Sage Group PLC	6,509	50,298
Unilever PLC	8,385	379,805
Unilever PLC	8,161	370,487
United Utilities Group PLC	4,259	52,882
Vodafone Group PLC	176,777	272,560
Whitbread PLC	1,238	37,344
WPP PLC	7,516	75,445
		13,468,079
TOTAL COMMON STOCKS (Cost $73,209,087)		87,397,416

PREFERRED STOCKS — 0.4%
Germany — 0.4%
Bayerische Motoren Werke AG	341	24,157
Henkel AG & Co., KGaA	1,122	69,114
Porsche Automobil Holding S.E.	999	66,080
Sartorius AG	172	60,094
Volkswagen AG	1,195	159,568
TOTAL PREFERRED STOCKS (Cost $372,277)		379,013

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,097,474)	1,097,474	1,097,474
TOTAL INVESTMENTS — 98.7% (Cost $74,678,838)		$ 88,873,903
Other Assets & Liabilities — 1.3%		1,200,485
TOTAL NET ASSETS — 100.0%		$ 90,074,388

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
K.K.— Kabushiki Kaisha
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
Country Weightings as of 6/30/2022††
Japan	22%
United Kingdom	15
Switzerland	11
France	11
Australia	8
Germany	8
Netherlands	5
Other	20
Total	100%
††	% of total investments as of June 30, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$ 199,985
Aerospace & Defense	1.3%	1,120,008
Agriculture	1.1%	967,060
Airlines	0.1%	100,960
Apparel	2.1%	1,861,203
Auto Manufacturers	3.1%	2,698,551
Auto Parts & Equipment	0.8%	664,666
Banks	9.9%	8,638,586
Beverages	2.3%	1,979,119
Biotechnology	1.0%	855,742
Building Materials	1.7%	1,447,339
Chemicals	2.9%	2,555,494
Commercial Services	2.7%	2,317,243
Computers	1.2%	1,011,775
Cosmetics & Personal Care	2.0%	1,784,860
Distribution & Wholesale	1.4%	1,188,431
Diversified Financial Services	1.7%	1,526,922
Electric	2.8%	2,456,862
Electrical Components & Equipment	1.0%	893,272
Electronics	1.3%	1,172,944
Energy-Alternate Sources	0.2%	167,125
Engineering & Construction	1.3%	1,101,542
Entertainment	0.9%	756,567
Environmental Control	0.0%	21,713
Food	4.9%	4,310,896
Food Service	0.3%	273,757
Forest Products & Paper	0.4%	369,823
Gas	0.4%	312,504
Hand & Machine Tools	0.3%	280,905
Healthcare Products	2.1%	1,819,980
Healthcare Services	0.8%	659,743
Holding Companies	0.2%	210,234
Home Builders	0.4%	380,019
Home Furnishings	1.0%	892,562
Household Products & Wares	0.4%	388,918
Insurance	5.2%	4,533,117
Internet	1.2%	1,007,895

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Investment Companies	0.6%	$ 550,424
Iron & Steel	0.5%	440,050
Leisure Time	0.2%	158,254
Lodging	0.3%	269,716
Machinery — Construction & Mining	1.0%	904,506
Machinery — Diversified	2.0%	1,749,991
Media	0.4%	351,893
Metal Fabricate/Hardware	0.2%	151,682
Mining	3.0%	2,582,766
Miscellaneous Manufacturing	1.0%	862,152
Office & Business Equipment	0.4%	325,793
Oil & Gas	4.7%	4,100,649
Pharmaceuticals	10.1%	8,804,488
Pipelines	0.1%	58,304
Private Equity	0.4%	314,701
Real Estate	1.4%	1,187,851
Real Estate Investment Trusts	1.3%	1,169,631
Retail	1.7%	1,522,429
Semiconductors	2.7%	2,325,107
Shipbuilding	0.0%	20,464
Software	1.4%	1,248,209
Telecommunications	3.7%	3,222,046
Toys, Games & Hobbies	0.4%	393,224
Transportation	1.7%	1,510,154
Unknown SOI_Bloomberg Group	0.0%	40,579
Water	0.2%	204,031
	100.0%	$87,397,416
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 6,778,515	$ 6,778,515	$ —	$—
Austria	155,023	155,023	—	—
Belgium	762,876	762,876	—	—
Chile	36,288	36,288	—	—
Denmark	2,421,075	2,421,075	—	—
Finland	1,068,751	1,068,751	—	—
France	9,496,604	9,496,604	—	—
Germany	6,344,813	6,344,813	—	—
Hong Kong	2,902,870	2,902,870	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Ireland	$ 796,845	$ 796,845	$ —	$—
Israel	657,595	657,595	—	—
Italy	1,667,939	1,667,939	—	—
Japan	19,549,564	19,549,564	—	—
Jordan	21,324	21,324	—	—
Luxembourg	218,754	218,754	—	—
Macao	38,171	38,171	—	—
Netherlands	3,945,051	3,945,051	—	—
New Zealand	209,917	209,917	—	—
Norway	734,010	693,431	40,579	—
Portugal	154,363	154,363	—	—
Singapore	1,252,457	1,252,457	—	—
Spain	2,224,046	2,224,046	—	—
Sweden	2,794,657	2,794,657	—	—
Switzerland	9,697,767	9,697,767	—	—
United Arab Emirates	62	—	62	—
United Kingdom	13,468,079	13,468,079	—	—
Total Common Stocks	$ 87,397,416	$ 87,356,775	$ 40,641	$ —
Preferred Stocks	379,013	379,013	—	—
Short-Term Investments	1,097,474	1,097,474	—	—
Total Investments	$ 88,873,903	$ 88,833,262	$ 40,641	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(35,320)	$(35,320)	$—	$—
Total Liabilities—Other Financial Instruments	$ (35,320)	$ (35,320)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Developed International Index Fund
Futures contracts held by the Fund at June 30, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	09/16/22	27	50	$1,857	$2,506,410	$—	$(35,320)
							$—	$(35,320)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 94.5%
Canada — 12.8%
CAE, Inc.*	306,205	$ 7,545,698
Canadian National Railway Co.	92,627	10,419,098
Constellation Software, Inc.	10,401	15,440,459
		33,405,255
China — 2.2%
Yum China Holdings, Inc.	120,480	5,877,523
France — 13.1%
Air Liquide S.A.	34,096	4,577,843
EssilorLuxottica S.A.	41,895	6,273,862
Hermes International	4,697	5,252,010
L'Oreal S.A.	18,146	6,262,002
Sartorius Stedim Biotech	20,540	6,442,401
Teleperformance	17,547	5,393,312
		34,201,430
Hong Kong — 1.0%
Budweiser Brewing Co., APAC, Ltd.	862,098	2,581,855
India — 3.6%
Tata Consultancy Services Ltd.	227,003	9,391,136
Ireland — 4.0%
Experian PLC	211,810	6,203,542
Flutter Entertainment PLC*	43,385	4,386,493
		10,590,035
Italy — 1.6%
Ferrari N.V.	22,315	4,097,053
Japan — 7.3%
Hoya Corp.	63,486	5,420,735
Keyence Corp.	14,838	5,072,129
Obic Co., Ltd.	60,009	8,487,416
		18,980,280
Luxembourg — 2.3%
Eurofins Scientific S.E.	76,386	6,010,057
Netherlands — 7.7%
Adyen N.V.*	2,476	3,601,477
IMCD N.V.	38,850	5,331,349
Wolters Kluwer N.V.	114,844	11,139,667
		20,072,493
Sweden — 1.8%
Epiroc AB, Class A	304,494	4,701,467
Switzerland — 11.7%
Alcon, Inc.	169,307	11,825,686
Lonza Group AG	14,581	7,774,293
Nestle S.A.	94,984	11,087,851
		30,687,830
United Kingdom — 18.8%
Ashtead Group PLC	65,375	2,736,790
Diageo PLC	213,059	9,156,589
Halma PLC	258,509	6,321,982
	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group PLC	100,514	$ 9,338,186
RELX PLC	480,229	13,012,812
Rentokil Initial PLC	1,473,354	8,512,017
		49,078,376
United States — 6.6%
Mastercard, Inc., Class A	42,368	13,366,257
Mettler-Toledo International, Inc.*	3,454	3,967,851
		17,334,108
TOTAL COMMON STOCKS (Cost $272,680,051)		247,008,898

SHORT-TERM INVESTMENTS — 5.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $14,648,836)	14,648,836	14,648,836
TOTAL INVESTMENTS — 100.1% (Cost $287,328,887)		$ 261,657,734
Other Assets & Liabilities — (0.1)%		(183,782)
TOTAL NET ASSETS — 100.0%		$ 261,473,952

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2022††
United Kingdom	20%
France	14
Canada	14
Switzerland	12
Netherlands	8
Japan	8
United States	7
Other	17
Total	100%
††	% of total investments as of June 30, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	3.1%	$ 7,545,698
Apparel	2.1%	5,252,010
Auto Manufacturers	1.7%	4,097,053
Beverages	4.7%	11,738,444
Chemicals	1.8%	4,577,843
Commercial Services	13.8%	34,066,638
Computers	9.4%	23,271,864

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
International Equity Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Cosmetics & Personal Care	2.5%	$ 6,262,002
Distribution & Wholesale	2.2%	5,331,349
Diversified Financial Services	9.2%	22,704,443
Electronics	6.4%	15,710,568
Entertainment	1.8%	4,386,493
Food	4.5%	11,087,851
Healthcare Products	9.9%	24,541,949
Healthcare Services	5.6%	13,784,350
Machinery — Construction & Mining	1.9%	4,701,467
Machinery — Diversified	2.1%	5,072,129
Media	4.5%	11,139,667
Retail	2.4%	5,877,523
Software	6.2%	15,440,459
Transportation	4.2%	10,419,098
	100.0%	$247,008,898
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$ 33,405,255	$ 33,405,255	$—	$—
China	5,877,523	5,877,523	—	—
France	34,201,430	34,201,430	—	—
Hong Kong	2,581,855	2,581,855	—	—
India	9,391,136	9,391,136	—	—
Ireland	10,590,035	10,590,035	—	—
Italy	4,097,053	4,097,053	—	—
Japan	18,980,280	18,980,280	—	—
Luxembourg	6,010,057	6,010,057	—	—
Netherlands	20,072,493	20,072,493	—	—
Sweden	4,701,467	4,701,467	—	—
Switzerland	30,687,830	30,687,830	—	—
United Kingdom	49,078,376	49,078,376	—	—
United States	17,334,108	17,334,108	—	—
Short-Term Investments	14,648,836	14,648,836	—	—
Total Investments	$ 261,657,734	$ 261,657,734	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 98.4%
Argentina — 0.7%
MercadoLibre, Inc.*	1,151	$ 733,037
Brazil — 3.5%
Hapvida Participacoes e Investimentos S.A.	470,014	490,360
Raia Drogasil S.A.	406,169	1,493,996
TOTVS S.A.	197,412	879,281
WEG S.A.	128,923	651,581
		3,515,218
China — 30.3%
Alibaba Group Holding Ltd.*	96,353	1,374,051
Baozun, Inc., ADR*	45,047	492,814
Chacha Food Co., Ltd., Class A	264,336	2,247,979
China Tourism Group Duty Free Corp. Ltd., Class A	43,445	1,511,681
ENN Energy Holdings Ltd.	79,997	1,314,117
Foshan Haitian Flavouring & Food Co., Ltd., Class A	116,805	1,576,640
JD.com, Inc., ADR	17,145	1,101,052
JD.com, Inc., Class A	133,590	4,303,863
Midea Group Co., Ltd., Class A	183,856	1,658,585
NetEase, Inc.	43,814	804,608
NetEase, Inc., ADR	7,331	684,422
Shanghai M&G Stationery, Inc., Class A	199,437	1,670,739
Shenzhen Inovance Technology Co., Ltd., Class A	64,635	635,990
Shenzhou International Group Holdings Ltd.	149,314	1,808,673
Tencent Holdings Ltd.	37,739	1,704,478
Toly Bread Co., Ltd., Class A	509,720	1,260,157
Wuliangye Yibin Co., Ltd., Class A	42,474	1,281,206
Wuxi Biologics Cayman, Inc.*	139,577	1,277,161
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	214,530	2,024,708
Yum China Holdings, Inc.	40,020	1,952,344
		30,685,268
Colombia — 1.0%
Bancolombia S.A., ADR	34,644	1,068,075
Hong Kong — 3.6%
Budweiser Brewing Co., APAC, Ltd.	410,994	1,230,866
Hong Kong Exchanges & Clearing Ltd.	22,911	1,127,038
Techtronic Industries Co., Ltd.	121,509	1,267,461
		3,625,365
India — 21.7%
Cipla Ltd.	131,715	1,529,760
Eicher Motors Ltd.	60,607	2,144,508
HCL Technologies Ltd.	155,230	1,913,041
Hindustan Unilever Ltd.	84,664	2,391,358
Housing Development Finance Corp. Ltd.	68,548	1,884,294
Infosys Ltd.	100,515	1,860,684
Kotak Mahindra Bank Ltd.	97,392	2,048,534
	Number of Shares	Value†

India — (continued)
Power Grid Corp. of India Ltd.	910,373	$ 2,442,724
Reliance Industries Ltd.	98,237	3,228,831
Tata Consultancy Services Ltd.	42,750	1,768,572
Voltas Ltd.	64,201	790,517
		22,002,823
Indonesia — 7.5%
Avia Avian Tbk PT	23,415,150	1,280,976
Bank Central Asia Tbk PT	3,314,209	1,612,889
Bank Rakyat Indonesia Persero Tbk PT	9,524,240	2,653,170
Telekom Indonesia Persero Tbk PT	7,764,985	2,084,910
		7,631,945
Mexico — 4.5%
Wal-Mart de Mexico S.A.B. de C.V.	1,318,124	4,535,875
Singapore — 3.8%
Oversea-Chinese Banking Corp. Ltd.	246,285	2,019,136
United Overseas Bank Ltd.	98,573	1,862,479
		3,881,615
South Africa — 1.4%
Clicks Group Ltd.	82,094	1,379,154
South Korea — 6.4%
NAVER Corp.	11,990	2,216,266
Samsung Electronics Co., Ltd.	15,146	664,912
SK Hynix, Inc.	52,107	3,651,985
		6,533,163
Taiwan — 12.8%
Accton Technology Corp.	203,351	1,631,130
President Chain Store Corp.	338,546	3,102,688
Realtek Semiconductor Corp.	38,071	464,788
Taiwan Semiconductor Manufacturing Co., Ltd.	416,045	6,660,414
Win Semiconductors Corp.	170,631	1,104,696
		12,963,716
Thailand — 1.2%
SCB X PCL	404,283	1,189,236
TOTAL COMMON STOCKS (Cost $113,390,363)		99,744,490

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $2,618,473)	2,618,473	2,618,473
TOTAL INVESTMENTS — 101.0% (Cost $116,008,836)		$ 102,362,963
Other Assets & Liabilities — (1.0)%		(1,030,907)
TOTAL NET ASSETS — 100.0%		$ 101,332,056

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Emerging Markets Equity Fund

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PCL— Public Company Limited.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
Country Weightings as of 6/30/2022††
China	31%
India	22
Taiwan	13
Indonesia	8
South Korea	7
Mexico	4
Singapore	4
Other	11
Total	100%
††	% of total investments as of June 30, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	1.8%	$ 1,808,673
Banks	12.5%	12,453,519
Beverages	2.5%	2,512,072
Building Materials	0.8%	790,517
Chemicals	1.3%	1,280,976
Computers	3.6%	3,629,256
Diversified Financial Services	3.0%	3,011,332
Electric	2.4%	2,442,724
Electrical Components & Equipment	2.0%	2,024,708
Electronics	0.6%	635,990
Food	5.1%	5,084,776
Gas	1.3%	1,314,117
Hand & Machine Tools	1.3%	1,267,461
Healthcare Services	1.8%	1,767,521
Home Furnishings	1.7%	1,658,585
Household Products & Wares	2.4%	2,391,358
Internet	12.0%	11,925,561
Leisure Time	2.2%	2,144,508
Machinery — Diversified	0.7%	651,581
Oil & Gas	3.2%	3,228,831
Pharmaceuticals	1.5%	1,529,760
Retail	15.7%	15,646,477
Semiconductors	12.6%	12,546,795
Software	4.3%	4,281,352
Telecommunications	3.7%	3,716,040
	100.0%	$99,744,490
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Argentina	$ 733,037	$ 733,037	$ —	$—
Brazil	3,515,218	3,515,218	—	—
China	30,685,268	30,685,268	—	—
Colombia	1,068,075	1,068,075	—	—
Hong Kong	3,625,365	3,625,365	—	—
India	22,002,823	22,002,823	—	—
Indonesia	7,631,945	7,631,945	—	—
Mexico	4,535,875	4,535,875	—	—
Singapore	3,881,615	3,881,615	—	—
South Africa	1,379,154	1,379,154	—	—
South Korea	6,533,163	6,533,163	—	—
Taiwan	12,963,716	12,963,716	—	—
Thailand	1,189,236	—	1,189,236	—
Total Common Stocks	$ 99,744,490	$ 98,555,254	$ 1,189,236	$ —
Short-Term Investments	2,618,473	2,618,473	—	—
Total Investments	$ 102,362,963	$ 101,173,727	$ 1,189,236	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 3.1%
Entertainment — 0.3%
Caesars Entertainment, Inc.*	7,001	$ 268,138
Lodging — 0.8%
Boyd Gaming Corp.	17,233	857,342
Real Estate — 2.0%
Jones Lang LaSalle, Inc.*	12,755	2,230,339
TOTAL COMMON STOCKS (Cost $2,559,173)		3,355,819

REAL ESTATE INVESTMENT TRUSTS — 95.4%
Apartments — 16.6%
Apartment Income REIT Corp.	62,673	2,607,197
Camden Property Trust	21,783	2,929,378
Essex Property Trust, Inc.	7,128	1,864,044
Invitation Homes, Inc.	160,190	5,699,560
Mid-America Apartment Communities, Inc.	6,521	1,139,023
UDR, Inc.	89,705	4,130,018
		18,369,220
Diversified — 30.2%
American Tower Corp.	36,136	9,236,000
Crown Castle International Corp.	28,955	4,875,443
Digital Realty Trust, Inc.	38,373	4,981,966
Duke Realty Corp.	105,528	5,798,764
Equinix, Inc.	4,660	3,061,713
SBA Communications Corp.	14,442	4,622,162
Weyerhaeuser Co.	22,430	742,882
		33,318,930
Healthcare — 10.9%
Healthcare Trust of America, Inc., Class A	45,197	1,261,448
Healthpeak Properties, Inc.	156,127	4,045,251
Welltower, Inc.	81,989	6,751,794
		12,058,493
Hotels & Resorts — 2.1%
Host Hotels & Resorts, Inc.	144,879	2,271,703
Industrial — 7.6%
Americold Realty Trust	99,292	2,982,732
Prologis, Inc.	45,607	5,365,663
		8,348,395
Manufactured Homes — 2.8%
Sun Communities, Inc.	19,284	3,073,098
Office Property — 1.9%
Highwoods Properties, Inc.	62,637	2,141,559
Regional Malls — 4.9%
Simon Property Group, Inc.	56,717	5,383,578
Single Tenant — 6.1%
Realty Income Corp.	76,407	5,215,542
	Number of Shares	Value†

Single Tenant — (continued)
Spirit Realty Capital, Inc.	38,771	$ 1,464,768
		6,680,310
Storage & Warehousing — 9.4%
Extra Space Storage, Inc.	12,359	2,102,513
Public Storage	26,572	8,308,267
		10,410,780
Strip Centers — 2.9%
Federal Realty OP LP	7,177	687,126
Kimco Realty Corp.	90,869	1,796,480
SITE Centers Corp.	52,199	703,121
		3,186,727
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $97,800,750)		105,242,793

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $2,122,512)	2,122,512	2,122,512
TOTAL INVESTMENTS — 100.4% (Cost $102,482,435)		$ 110,721,124
Other Assets & Liabilities — (0.4)%		(429,728)
TOTAL NET ASSETS — 100.0%		$ 110,291,396

†	See Security Valuation Note.
*	Non-income producing security.
LP— Limited Partnership.
REIT— Real Estate Investment Trust.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Real Estate Securities Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 3,355,819	$ 3,355,819	$—	$—
Real Estate Investment Trusts	105,242,793	105,242,793	—	—
Short-Term Investments	2,122,512	2,122,512	—	—
Total Investments	$ 110,721,124	$ 110,721,124	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 61.6%
Penn Series Flexibly Managed Fund*	42,342	$ 3,305,182
Penn Series Index 500 Fund*	315,899	10,472,043
Penn Series Large Cap Growth Fund*	18,101	556,247
Penn Series Large Cap Value Fund*	117,701	4,377,309
Penn Series Large Core Value Fund*	126,135	3,304,727
Penn Series Large Growth Stock Fund*	10,301	545,930
Penn Series Mid Cap Growth Fund*	35,661	1,093,023
Penn Series Mid Cap Value Fund*	44,942	1,091,634
Penn Series Mid Core Value Fund*	87,737	2,718,083
Penn Series Real Estate Securities Fund*	56,111	1,704,668
Penn Series Small Cap Growth Fund*	22,074	1,106,589
Penn Series Small Cap Index Fund*	62,163	1,632,392
Penn Series SMID Cap Growth Fund*	29,377	1,104,877
Penn Series SMID Cap Value Fund*	34,338	1,073,408
TOTAL AFFILIATED EQUITY FUNDS (Cost $30,007,263)		34,086,112

AFFILIATED FIXED INCOME FUNDS — 7.9%
Penn Series High Yield Bond Fund*	106,994	1,626,318
Penn Series Limited Maturity Bond Fund*	215,249	2,765,947
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $4,394,233)		4,392,265

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.9%
Penn Series Developed International Index Fund*	461,739	6,524,377
Penn Series Emerging Markets Equity Fund*	288,231	3,268,540
Penn Series International Equity Fund*	204,523	6,741,066
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $16,223,101)		16,533,983

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $381,501)	381,501	381,501
TOTAL INVESTMENTS — 100.1% (Cost $51,006,098)		$ 55,393,861
Other Assets & Liabilities — (0.1)%		(62,701)
TOTAL NET ASSETS — 100.0%		$ 55,331,160

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 34,086,112	$ 34,086,112	$—	$—
Affiliated Fixed Income Funds	4,392,265	4,392,265	—	—
Affiliated International Equity Funds	16,533,983	16,533,983	—	—
Short-Term Investments	381,501	381,501	—	—
Total Investments	$ 55,393,861	$ 55,393,861	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.7%
Penn Series Flexibly Managed Fund*	151,652	$ 11,837,959
Penn Series Index 500 Fund*	1,012,345	33,559,225
Penn Series Large Cap Growth Fund*	64,834	1,992,346
Penn Series Large Cap Value Fund*	421,551	15,677,503
Penn Series Large Core Value Fund*	451,767	11,836,291
Penn Series Large Growth Stock Fund*	36,894	1,955,381
Penn Series Mid Cap Growth Fund*	127,732	3,914,977
Penn Series Mid Cap Value Fund*	80,481	1,954,889
Penn Series Mid Core Value Fund*	314,230	9,734,856
Penn Series Real Estate Securities Fund*	200,986	6,105,949
Penn Series Small Cap Growth Fund*	39,533	1,981,794
Penn Series Small Cap Index Fund*	296,858	7,795,503
Penn Series SMID Cap Growth Fund*	52,612	1,978,731
Penn Series SMID Cap Value Fund*	122,981	3,844,381
TOTAL AFFILIATED EQUITY FUNDS (Cost $93,567,676)		114,169,785

AFFILIATED FIXED INCOME FUNDS — 18.0%
Penn Series High Yield Bond Fund*	383,207	5,824,750
Penn Series Limited Maturity Bond Fund*	1,541,882	19,813,182
Penn Series Quality Bond Fund*	653,534	10,038,275
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $35,252,316)		35,676,207

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.9%
Penn Series Developed International Index Fund*	1,240,295	17,525,375
Penn Series Emerging Markets Equity Fund*	860,262	9,755,365
Penn Series International Equity Fund*	610,451	20,120,457
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $44,198,313)		47,401,197

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,010,057)	1,010,057	1,010,057
TOTAL INVESTMENTS — 100.1% (Cost $174,028,362)		$ 198,257,246
Other Assets & Liabilities — (0.1)%		(295,627)
TOTAL NET ASSETS — 100.0%		$ 197,961,619

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$114,169,785	$114,169,785	$—	$—
Affiliated Fixed Income Funds	35,676,207	35,676,207	—	—
Affiliated International Equity Funds	47,401,197	47,401,197	—	—
Short-Term Investments	1,010,057	1,010,057	—	—
Total Investments	$ 198,257,246	$ 198,257,246	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.7%
Penn Series Flexibly Managed Fund*	175,293	$ 13,683,371
Penn Series Index 500 Fund*	963,671	31,945,710
Penn Series Large Cap Growth Fund*	74,941	2,302,934
Penn Series Large Cap Value Fund*	304,549	11,326,194
Penn Series Large Core Value Fund*	348,135	9,121,124
Penn Series Large Growth Stock Fund*	42,646	2,260,216
Penn Series Mid Cap Growth Fund*	147,644	4,525,288
Penn Series Mid Core Value Fund*	363,225	11,252,707
Penn Series Real Estate Securities Fund*	154,877	4,705,166
Penn Series Small Cap Index Fund*	257,356	6,758,176
Penn Series SMID Cap Growth Fund*	60,814	2,287,221
Penn Series SMID Cap Value Fund*	71,079	2,221,927
TOTAL AFFILIATED EQUITY FUNDS (Cost $80,843,409)		102,390,034

AFFILIATED FIXED INCOME FUNDS — 38.1%
Penn Series High Yield Bond Fund*	590,577	8,976,773
Penn Series Limited Maturity Bond Fund*	2,673,282	34,351,671
Penn Series Quality Bond Fund*	2,870,459	44,090,247
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $85,432,189)		87,418,691

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.9%
Penn Series Developed International Index Fund*	796,476	11,254,208
Penn Series Emerging Markets Equity Fund*	994,361	11,276,057
Penn Series International Equity Fund*	493,931	16,279,944
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $35,776,325)		38,810,209

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $1,012,610)	1,012,610	1,012,610
TOTAL INVESTMENTS — 100.1% (Cost $203,064,533)		$ 229,631,544
Other Assets & Liabilities — (0.1)%		(223,556)
TOTAL NET ASSETS — 100.0%		$ 229,407,988

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$102,390,034	$102,390,034	$—	$—
Affiliated Fixed Income Funds	87,418,691	87,418,691	—	—
Affiliated International Equity Funds	38,810,209	38,810,209	—	—
Short-Term Investments	1,012,610	1,012,610	—	—
Total Investments	$ 229,631,544	$ 229,631,544	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.6%
Penn Series Flexibly Managed Fund*	88,384	$ 6,899,283
Penn Series Index 500 Fund*	208,233	6,902,911
Penn Series Large Cap Growth Fund*	28,338	870,843
Penn Series Large Cap Value Fund*	115,164	4,282,961
Penn Series Large Core Value Fund*	131,646	3,449,128
Penn Series Mid Core Value Fund*	82,411	2,553,096
Penn Series Real Estate Securities Fund*	58,567	1,779,253
Penn Series Small Cap Index Fund*	32,438	851,820
Penn Series SMID Cap Value Fund*	26,877	840,165
TOTAL AFFILIATED EQUITY FUNDS (Cost $23,715,589)		28,429,460

AFFILIATED FIXED INCOME FUNDS — 56.9%
Penn Series High Yield Bond Fund*	279,180	4,243,537
Penn Series Limited Maturity Bond Fund*	1,685,012	21,652,409
Penn Series Quality Bond Fund*	1,542,670	23,695,406
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $49,734,001)		49,591,352

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	180,718	2,553,546
Penn Series Emerging Markets Equity Fund*	150,412	1,705,671
Penn Series International Equity Fund*	133,417	4,397,424
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,698,696)		8,656,641

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $676,838)	676,838	676,838
TOTAL INVESTMENTS — 100.2% (Cost $82,825,124)		$ 87,354,291
Other Assets & Liabilities — (0.2)%		(175,614)
TOTAL NET ASSETS — 100.0%		$ 87,178,677

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$28,429,460	$28,429,460	$—	$—
Affiliated Fixed Income Funds	49,591,352	49,591,352	—	—
Affiliated International Equity Funds	8,656,641	8,656,641	—	—
Short-Term Investments	676,838	676,838	—	—
Total Investments	$ 87,354,291	$ 87,354,291	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2022 (Unaudited)
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.5%
Penn Series Flexibly Managed Fund*	50,186	$ 3,917,535
Penn Series Index 500 Fund*	59,123	1,959,920
Penn Series Large Cap Value Fund*	26,154	972,661
Penn Series Large Core Value Fund*	56,063	1,468,863
Penn Series Mid Core Value Fund*	31,191	966,297
Penn Series Real Estate Securities Fund*	16,633	505,298
TOTAL AFFILIATED EQUITY FUNDS (Cost $8,344,801)		9,790,574

AFFILIATED FIXED INCOME FUNDS — 75.8%
Penn Series High Yield Bond Fund*	158,498	2,409,176
Penn Series Limited Maturity Bond Fund*	1,377,631	17,702,562
Penn Series Quality Bond Fund*	1,167,915	17,939,167
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $39,169,283)		38,050,905

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	68,402	966,514
Penn Series International Equity Fund*	15,154	499,480
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,471,884)		1,465,994

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.320%) (Cost $899,751)	899,751	899,751
TOTAL INVESTMENTS — 100.0% (Cost $49,885,719)		$ 50,207,224
Other Assets & Liabilities — 0.0%		23,380
TOTAL NET ASSETS — 100.0%		$ 50,230,604

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 9,790,574	$ 9,790,574	$—	$—
Affiliated Fixed Income Funds	38,050,905	38,050,905	—	—
Affiliated International Equity Funds	1,465,994	1,465,994	—	—
Short-Term Investments	899,751	899,751	—	—
Total Investments	$ 50,207,224	$ 50,207,224	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 172,352,745	$ 235,604,158	$ 390,297,802	$ 140,326,027
Cash	—	—	—	1,029,453
Initial margin held by broker for open futures	—	216,979	786,641	—
Foreign currency at value	—	—	—	114,436
Interest and dividends receivable	189,715	1,166,136	2,155,519	2,363,082
Tax reclaims receivable	—	—	—	252
Receivable for investment securities sold	—	5,789,236	1,498,442	3,892,911
Receivable for capital stock sold	—	—	5,640	—
Futures variation margin receivable	—	110,813	966,516	—
Other assets	1,178	2,030	3,639	1,274
Total Assets	172,543,638	242,889,352	395,714,199	147,727,435
LIABILITIES:
Cash overdraft	—	10,692	423,517	—
Payable for investment securities purchased	—	5,220,447	1,350,352	3,853,941
Payable for capital stock redeemed	—	2,006,414	5,171,382	2,093,880
Payable to investment adviser (See Note 3)	47,008	90,549	145,223	56,154
Payable to the administrator (See Note 3)	13,184	18,484	30,421	11,406
Other liabilities	123,359	106,376	169,244	69,593
Total Liabilities	183,551	7,452,962	7,290,139	6,084,974
NET ASSETS	$172,360,087	$235,436,390	$388,424,060	$141,642,461
Investments at cost	$ 172,352,745	$ 246,826,545	$ 426,755,911	$ 152,866,018
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 172,351,044	$ 248,885,755	$ 432,482,951	$ 153,601,719
Total distributable earnings (loss)	9,043	(13,449,365)	(44,058,891)	(11,959,258)
NET ASSETS	$172,360,087	$235,436,390	$388,424,060	$141,642,461

Shares outstanding, $0.10 par value, 500 million shares authorized	172,338,524
Shares outstanding, $0.10 par value, 250 million shares authorized			25,283,875	9,319,869
Shares outstanding, $0.0001 par value, 250 million shares authorized		18,318,232
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 12.85	$ 15.36	$ 15.20

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 72,398,639	$ —	$ —
Investments of unaffiliated issuers at value	4,576,269,984	335,430	256,031,931	61,283,319
Cash	1,815,333	—	—	500
Foreign currency at value	66,289	—	210	26
Interest and dividends receivable	10,989,491	12	31,285	25,700
Tax reclaims receivable	155,878	—	6,093	32,917
Receivable for investment securities sold	37,615,691	—	7,367	—
Receivable for capital stock sold	—	—	5,543,218	96,551
Other assets	39,131	660	3,397	565
Total Assets	4,626,951,797	72,734,741	261,623,501	61,439,578
LIABILITIES:
Written options at value	4,332,683	—	—	—
Payable for investment securities purchased	39,369,500	14,100	164,700	—
Payable for capital stock redeemed	5,529,507	228,135	1,038	1,667
Payable to investment adviser (See Note 3)	2,651,866	—	158,482	29,605
Payable to the administrator (See Note 3)	364,326	5,838	22,224	5,095
Other liabilities	1,746,022	30,875	150,376	40,362
Total Liabilities	53,993,904	278,948	496,820	76,729
NET ASSETS	$4,572,957,893	$72,455,793	$261,126,681	$61,362,849
Investments of affiliated issuers at cost	$ —	$ 54,043,860	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,773,222,805	$ 335,430	$ 218,622,324	$ 49,250,918
Written options, premiums received	$ (19,744,940)	$ —	$ —	$ —
Foreign currency at cost	$ 66,253	$ —	$ 210	$ 26
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,323,122,710	$ 50,437,426	$ 219,907,660	$ 43,270,889
Total distributable earnings (loss)	249,835,183	22,018,367	41,219,021	18,091,960
NET ASSETS	$4,572,957,893	$72,455,793	$261,126,681	$61,362,849

Shares outstanding, $0.10 par value, 250 million shares authorized	58,585,575		4,926,973
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,748,564		1,996,697
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 78.06	$ 26.36	$ 53.00	$ 30.73

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 96,234,964	$ 172,049,014	$ 155,824,729	$ 578,790,257
Cash	—	39,396	5,113	—
Initial margin held by broker for open futures	—	—	—	367,497
Foreign currency at value	3,074	—	—	—
Interest and dividends receivable	4,352	146,977	180,204	450,860
Tax reclaims receivable	12,520	29,542	31,510	—
Receivable for investment securities sold	—	1,183,758	—	—
Receivable for capital stock sold	4,410,006	—	—	1,758,708
Other assets	1,928	1,417	1,310	4,732
Total Assets	100,666,844	173,450,104	156,042,866	581,372,054
LIABILITIES:
Cash overdraft	—	—	—	35,194
Payable for investment securities purchased	—	3,288,257	—	—
Payable for capital stock redeemed	35	1,075,985	1,092,157	19,818
Futures variation margin payable	—	—	—	55,563
Payable to investment adviser (See Note 3)	49,842	96,316	90,600	61,195
Payable to the administrator (See Note 3)	8,800	13,720	13,019	45,146
Other liabilities	67,131	75,764	71,064	242,989
Total Liabilities	125,808	4,550,042	1,266,840	459,905
NET ASSETS	$100,541,036	$168,900,062	$154,776,026	$580,912,149
Investments at cost	$ 168,675,203	$ 164,062,875	$ 150,656,618	$ 326,642,649
Foreign currency at cost	$ 3,201	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 180,740,924	$ 150,439,635	$ 138,746,740	$ 318,423,857
Total distributable earnings (loss)	(80,199,888)	18,460,427	16,029,286	262,488,292
NET ASSETS	$100,541,036	$168,900,062	$154,776,026	$580,912,149

Shares outstanding, $0.10 par value, 250 million shares authorized		4,541,373
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,376,944		5,908,409	17,522,375
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 22.97	$ 37.19	$ 26.20	$ 33.15

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 135,236,601	$ 86,234,271	$ 83,503,950	$ 68,600,022
Cash	—	—	500	—
Foreign currency at value	—	—	79	—
Interest and dividends receivable	33,442	111,168	142,796	18,671
Tax reclaims receivable	—	—	27,225	—
Receivable for investment securities sold	40,640	1,047,610	105,359	385,471
Receivable for capital stock sold	1,770,719	—	114,015	649,242
Unrealized appreciation of forward foreign currency contracts	—	—	18,042	—
Other assets	1,618	711	747	827
Total Assets	137,083,020	87,393,760	83,912,713	69,654,233
LIABILITIES:
Written options at value	232,300	—	—	—
Payable for investment securities purchased	154,357	699,305	411,392	671,952
Payable for capital stock redeemed	1,845	761,082	109,603	20,463
Payable to investment adviser (See Note 3)	81,330	40,763	49,033	43,026
Payable to the administrator (See Note 3)	11,360	7,040	6,693	5,575
Unrealized depreciation of forward foreign currency contracts	—	—	5,597	—
Other liabilities	70,739	46,930	63,069	43,494
Total Liabilities	551,931	1,555,120	645,387	784,510
NET ASSETS	$136,531,089	$85,838,640	$83,267,326	$68,869,723
Investments at cost	$ 120,311,981	$ 79,976,979	$ 86,870,462	$ 83,059,675
Written options, premiums received	$ (189,288)	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 111,937,451	$ 82,049,890	$ 77,688,649	$ 84,655,742
Total distributable earnings (loss)	24,593,638	3,788,750	5,578,677	(15,786,019)
NET ASSETS	$136,531,089	$85,838,640	$83,267,326	$68,869,723

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,454,685	3,533,541	2,688,082	1,831,261
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 30.65	$ 24.29	$ 30.98	$ 37.61

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 54,871,473	$ 98,838,886	$ 154,366,742	$ 75,019,434
Cash	—	—	59,420	10,296
Initial margin held by broker for open futures	—	—	—	49,499
Foreign currency at value	—	29,374	—	—
Interest and dividends receivable	57,108	19,215	198,849	77,989
Tax reclaims receivable	—	7,427	1,332	129
Receivable for investment securities sold	79,020	94,173	1,063,774	395,222
Receivable for capital stock sold	184,657	297,290	378,687	724,071
Other assets	469	1,067	1,306	684
Total Assets	55,192,727	99,287,432	156,070,110	76,277,324
LIABILITIES:
Payable for investment securities purchased	623,051	102,474	898,919	10,296
Payable for capital stock redeemed	1,863	253	146,227	3,652
Futures variation margin payable	—	—	—	6,030
Payable to investment adviser (See Note 3)	39,401	61,954	97,631	19,293
Payable to the administrator (See Note 3)	4,471	8,167	12,866	6,143
Other liabilities	40,581	59,660	95,533	88,036
Total Liabilities	709,367	232,508	1,251,176	133,450
NET ASSETS	$54,483,360	$99,054,924	$154,818,934	$76,143,874
Investments at cost	$ 57,448,173	$ 79,368,446	$ 162,775,831	$ 81,398,445
Foreign currency at cost	$ —	$ 29,547	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 53,083,149	$ 78,405,564	$ 158,619,174	$ 82,355,278
Total distributable earnings (loss)	1,400,211	20,649,360	(3,800,240)	(6,211,404)
NET ASSETS	$54,483,360	$99,054,924	$154,818,934	$76,143,874

Shares outstanding, $0.10 par value, 500 million shares authorized	1,743,183		3,702,195
Shares outstanding, $0.0001 par value, 250 million shares authorized		1,976,022		2,900,097
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 31.26	$ 50.13	$ 41.82	$ 26.26

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 88,873,903	$ 261,657,734	$ 102,362,963	$ 110,721,124
Cash	8,342	—	—	—
Initial margin held by broker for open futures	152,579	—	—	—
Foreign currency at value	432,603	1,256,117	—	—
Interest and dividends receivable	182,093	109,193	251,836	197,828
Tax reclaims receivable	655,836	1,278,216	60,833	—
Receivable for investment securities sold	9,950	4,812,237	—	91,877
Receivable for capital stock sold	—	932,029	—	63,723
Other assets	862	2,939	958	1,000
Total Assets	90,316,168	270,048,465	102,676,590	111,075,552
LIABILITIES:
Cash overdraft	—	8,907	3,954	—
Foreign currency overdraft	—	—	12,042	—
Payable for investment securities purchased	6,587	7,944,102	49,480	576,175
Payable for capital stock redeemed	56,374	135,762	1,049,364	77,353
Futures variation margin payable	22,680	—	—	—
Payable to investment adviser (See Note 3)	23,133	174,639	74,927	64,044
Payable to the administrator (See Note 3)	7,338	21,177	8,130	9,006
Deferred Indian capital gains tax	—	104,886	—	—
Other liabilities	125,668	185,040	146,637	57,578
Total Liabilities	241,780	8,574,513	1,344,534	784,156
NET ASSETS	$90,074,388	$261,473,952	$101,332,056	$110,291,396
Investments at cost	$ 74,678,838	$ 287,328,887	$ 116,008,836	$ 102,482,435
Foreign currency at cost	$ 437,283	$ 1,278,901	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 77,164,056	$ 293,310,670	$ 114,698,395	$ 95,403,465
Total distributable earnings (loss)	12,910,332	(31,836,718)	(13,366,339)	14,887,931
NET ASSETS	$90,074,388	$261,473,952	$101,332,056	$110,291,396

Shares outstanding, $0.10 par value, 250 million shares authorized		7,933,008
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,372,493		8,858,647	3,629,994
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 14.13	$ 32.96	$ 11.44	$ 30.38

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 55,012,360	$ 197,247,189	$ 228,618,934	$ 86,677,453
Investments of unaffiliated issuers at value	381,501	1,010,057	1,012,610	676,838
Interest and dividends receivable	14	37	37	26
Receivable for investment securities sold	5,542	14,045	72,606	74,503
Other assets	518	1,826	2,190	697
Total Assets	55,399,935	198,273,154	229,706,377	87,429,517
LIABILITIES:
Payable for capital stock redeemed	33,105	197,777	167,219	200,867
Payable to investment adviser (See Note 3)	5,641	20,078	22,862	8,761
Payable to the administrator (See Note 3)	4,514	15,950	18,414	6,830
Other liabilities	25,515	77,730	89,894	34,382
Total Liabilities	68,775	311,535	298,389	250,840
NET ASSETS	$ 55,331,160	$197,961,619	$229,407,988	$87,178,677
Investments of affiliated issuers at cost	$ 50,624,597	$ 173,018,305	$ 202,051,923	$ 82,148,286
Investments of unaffiliated issuers at cost	$ 381,501	$ 1,010,057	$ 1,012,610	$ 676,838
COMPONENTS OF NET ASSETS:
Paid-in capital	$48,449,494	$ 164,803,874	$ 193,940,783	$ 80,331,731
Total distributable earnings (loss)	6,881,666	33,157,745	35,467,205	6,846,946
NET ASSETS	$ 55,331,160	$197,961,619	$229,407,988	$87,178,677

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,474,252	8,515,481	11,271,917	4,790,955
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 22.36	$ 23.25	$ 20.35	$ 18.20

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 49,307,473
Investments of unaffiliated issuers at value	899,751
Interest and dividends receivable	38
Receivable for investment securities sold	3,164
Receivable for capital stock sold	58,055
Other assets	461
Total Assets	50,268,942
LIABILITIES:
Payable for capital stock redeemed	7,225
Payable to investment adviser (See Note 3)	5,062
Payable to the administrator (See Note 3)	3,950
Other liabilities	22,101
Total Liabilities	38,338
NET ASSETS	$50,230,604
Investments of affiliated issuers at cost	$ 48,985,968
Investments of unaffiliated issuers at cost	$ 899,751
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 49,027,644
Total distributable earnings (loss)	1,202,960
NET ASSETS	$50,230,604

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,198,125
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 15.71
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 40,379	$ 3,513	$ 130,320	$ 70,855
Interest	277,286	292,990	6,300,563	3,917,060
Total Investment Income	317,665	296,503	6,430,883	3,987,915
EXPENSES:
Investment advisory fees (See Note 3)	272,386	571,187	949,294	360,916
Shareholder servicing fees (See Note 3)	74,287	112,776	191,731	70,614
Administration fees (See Note 3)	24,762	37,592	63,910	23,538
Accounting fees (See Note 3)	51,189	72,571	103,582	49,148
Directors’ fees and expenses	4,504	7,251	12,892	4,627
Custodian fees and expenses	5,827	9,299	16,752	5,995
Pricing fees	4,577	11,533	13,241	11,155
Professional fees	6,965	11,724	20,798	7,444
Printing fees	4,744	7,283	12,399	4,856
Recaptured advisory fee (See Note 3)	60,644	—	—	—
Other expenses	18,578	28,517	39,820	24,245
Total Expenses	528,463	869,733	1,424,419	562,538
Less: Waivers and reimbursement from administrator (See Note 3)	(170,455)	—	—	—
Less: Waivers and reimbursement from advisor (See Note 3)	(48,597)	—	—	—
Net Expenses	309,411	869,733	1,424,419	562,538
Net Investment Income (Loss)	8,254	(573,230)	5,006,464	3,425,377
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	(58,985)	(3,090,444)	(2,799,940)
Futures contracts	—	(1,194,331)	(8,237,279)	—
Net realized gain (loss)	—	(1,253,316)	(11,327,723)	(2,799,940)
Net change in unrealized appreciation (depreciation) of:
Investments	—	(8,198,031)	(42,970,614)	(16,616,735)
Futures contracts	—	(255,660)	(1,279,525)	—
Foreign currencies	—	—	—	(1,769)
Net change in unrealized appreciation (depreciation)	—	(8,453,691)	(44,250,139)	(16,618,504)
Net Realized and Unrealized Gain (Loss)	—	(9,707,007)	(55,577,862)	(19,418,444)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,254	$(10,280,237)	$ (50,571,398)	$ (15,993,067)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 17,325,919	$ 148	$ 637,750	$ 372,617
Interest	27,201,810	—	—	—
Foreign taxes withheld	(105,126)	—	(16,762)	(5,691)
Total Investment Income	44,422,603	148	620,988	366,926
EXPENSES:
Investment advisory fees (See Note 3)	17,163,917	—	1,165,074	191,241
Shareholder servicing fees (See Note 3)	2,255,882	36,806	147,638	31,294
Administration fees (See Note 3)	751,961	12,269	49,213	10,431
Accounting fees (See Note 3)	570,732	5,951	88,088	24,340
Directors’ fees and expenses	148,828	2,487	11,015	2,076
Custodian fees and expenses	190,982	3,200	16,105	3,140
Pricing fees	10,063	1,756	4,583	2,992
Professional fees	236,603	3,727	27,689	3,655
Printing fees	136,326	2,901	10,562	2,528
Other expenses	352,599	12,070	58,374	27,599
Total Expenses	21,817,893	81,167	1,578,341	299,296
Net Investment Income (Loss)	22,604,710	(81,019)	(957,353)	67,630
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	3,875,656	—	—
Unaffiliated investments	405,150,343	—	5,733,864	6,024,985
Written options	11,666,455	—	—	—
Foreign currencies	(30,514)	—	677	(447)
Forward foreign currency contracts	—	—	—	(41)
Net realized gain (loss)	416,786,284	3,875,656	5,734,541	6,024,497
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	(18,651,395)	—	—
Unaffiliated Investments	(1,288,375,744)	—	(157,014,716)	(22,237,364)
Written options	67,163,500	—	—	—
Foreign currencies	(6,076)	—	(290)	(1,766)
Net change in unrealized appreciation (depreciation)	(1,221,218,320)	(18,651,395)	(157,015,006)	(22,239,130)
Net Realized and Unrealized Gain (Loss)	(804,432,036)	(14,775,739)	(151,280,465)	(16,214,633)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (781,827,326)	$(14,856,758)	$ (152,237,818)	$(16,147,003)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 120,414	$ 2,163,551	$ 1,666,930	$ 4,709,082
Interest	—	12,230	—	—
Foreign taxes withheld	(6,943)	(49,308)	(34,077)	(1,426)
Total Investment Income	113,471	2,126,473	1,632,853	4,707,656
EXPENSES:
Investment advisory fees (See Note 3)	413,043	630,063	599,310	395,529
Shareholder servicing fees (See Note 3)	61,956	85,180	80,922	279,910
Administration fees (See Note 3)	20,652	28,393	26,974	93,303
Accounting fees (See Note 3)	44,296	57,240	54,874	131,369
Directors’ fees and expenses	5,221	5,590	5,290	18,530
Custodian fees and expenses	8,190	7,026	6,560	23,536
Pricing fees	2,187	3,895	2,357	6,149
Professional fees	8,404	9,073	8,692	30,446
Printing fees	5,316	5,744	5,482	17,469
Other expenses	35,159	32,248	30,047	82,257
Total Expenses	604,424	864,452	820,508	1,078,498
Net Investment Income (Loss)	(490,953)	1,262,021	812,345	3,629,158
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,719,957)	9,916,783	12,201,160	15,541,815
Futures contracts	—	—	—	(1,428,589)
Foreign currencies	(166)	—	—	—
Net realized gain (loss)	(5,720,123)	9,916,783	12,201,160	14,113,226
Net change in unrealized appreciation (depreciation) of:
Investments	(100,270,821)	(35,100,404)	(29,625,086)	(156,718,663)
Futures contracts	—	—	—	(76,101)
Foreign currencies	(395)	—	—	—
Net change in unrealized appreciation (depreciation)	(100,271,216)	(35,100,404)	(29,625,086)	(156,794,764)
Net Realized and Unrealized Gain (Loss)	(105,991,339)	(25,183,621)	(17,423,926)	(142,681,538)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(106,482,292)	$(23,921,600)	$ (16,611,581)	$(139,052,380)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 355,062	$ 829,307	$ 1,195,357	$ 163,661
Foreign taxes withheld	43	(1,373)	(20,386)	(296)
Total Investment Income	355,105	827,934	1,174,971	163,365
EXPENSES:
Investment advisory fees (See Note 3)	570,761	266,907	314,146	298,323
Shareholder servicing fees (See Note 3)	73,384	43,676	40,975	35,799
Administration fees (See Note 3)	24,461	14,559	13,659	11,933
Accounting fees (See Note 3)	50,686	33,873	31,870	27,835
Directors’ fees and expenses	5,308	2,855	2,723	2,615
Custodian fees and expenses	7,356	3,576	4,623	3,701
Pricing fees	2,941	2,980	3,567	2,704
Professional fees	8,663	4,755	4,811	4,397
Printing fees	5,419	3,246	3,126	2,995
Other expenses	35,656	25,607	43,128	25,937
Total Expenses	784,635	402,034	462,628	416,239
Net Investment Income (Loss)	(429,530)	425,900	712,343	(252,874)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	11,328,106	3,563,788	9,020,066	(995,026)
Written options	(599,147)	—	—	—
Purchased options	(50,747)	—	—	—
Foreign currencies	—	(17)	(4,913)	—
Forward foreign currency contracts	—	—	461,540	—
Net realized gain (loss)	10,678,212	3,563,771	9,476,693	(995,026)
Net change in unrealized appreciation (depreciation) of:
Investments	(78,372,482)	(16,196,577)	(17,557,437)	(32,955,753)
Written options	86,828	—	—	—
Purchased options	18,377	—	—	—
Foreign currencies	—	(7)	(2,086)	(8)
Forward foreign currency contracts	—	—	81,119	—
Net change in unrealized appreciation (depreciation)	(78,267,277)	(16,196,584)	(17,478,404)	(32,955,761)
Net Realized and Unrealized Gain (Loss)	(67,589,065)	(12,632,813)	(8,001,711)	(33,950,787)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (68,018,595)	$(12,206,913)	$ (7,289,368)	$ (34,203,661)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 509,398	$ 253,167	$ 1,346,038	$ 530,552
Foreign taxes withheld	(723)	(1,529)	(3,372)	(785)
Total Investment Income	508,675	251,638	1,342,666	529,767
EXPENSES:
Investment advisory fees (See Note 3)	267,115	421,615	647,775	127,945
Shareholder servicing fees (See Note 3)	28,619	51,817	80,894	38,383
Administration fees (See Note 3)	9,540	17,272	26,965	12,794
Accounting fees (See Note 3)	22,260	38,689	54,859	29,854
Directors’ fees and expenses	1,965	3,644	5,443	2,617
Custodian fees and expenses	2,467	5,272	6,900	3,452
Pricing fees	2,598	3,783	4,315	17,054
Professional fees	3,411	6,374	9,045	6,736
Printing fees	2,432	3,938	5,586	3,013
Other expenses	29,787	32,243	56,036	60,837
Total Expenses	370,194	584,647	897,818	302,685
Net Investment Income (Loss)	138,481	(333,009)	444,848	227,082
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,794,221	1,677,203	5,952,476	601,316
Futures contracts	—	—	—	(216,704)
Foreign currencies	—	(1,659)	—	—
Net realized gain (loss)	4,794,221	1,675,544	5,952,476	384,612
Net change in unrealized appreciation (depreciation) of:
Investments	(18,738,071)	(37,852,590)	(40,934,412)	(23,968,313)
Futures contracts	—	—	—	(72,666)
Foreign currencies	—	(833)	—	—
Net change in unrealized appreciation (depreciation)	(18,738,071)	(37,853,423)	(40,934,412)	(24,040,979)
Net Realized and Unrealized Gain (Loss)	(13,943,850)	(36,177,879)	(34,981,936)	(23,656,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (13,805,369)	$(36,510,888)	$(34,537,088)	$(23,429,285)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 2,427,341	$ 2,179,216	$ 1,330,478	$ 1,832,366
Foreign taxes withheld	(259,170)	(276,957)	(163,031)	—
Total Investment Income	2,168,171	1,902,259	1,167,447	1,832,366
EXPENSES:
Investment advisory fees (See Note 3)	152,843	1,157,822	499,778	432,397
Shareholder servicing fees (See Note 3)	45,853	133,241	51,701	55,594
Administration fees (See Note 3)	15,284	44,414	17,234	18,531
Accounting fees (See Note 3)	40,316	98,745	44,385	40,803
Directors’ fees and expenses	3,080	9,119	3,563	3,651
Custodian fees and expenses	13,618	48,110	39,426	4,746
Pricing fees	46,976	5,560	6,827	2,513
Professional fees	27,919	20,015	21,260	5,868
Printing fees	3,445	8,901	3,890	3,952
Other expenses	102,783	49,410	63,389	23,666
Total Expenses	452,117	1,575,337	751,453	591,721
Net Investment Income (Loss)	1,716,054	326,922	415,994	1,240,645
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(197,177)	(5,692,575)	220,876	5,981,516
Futures contracts	(556,514)	—	—	—
Foreign currencies	(40,899)	(316,438)	(91,396)	—
Forward foreign currency contracts	1,536	—	—	—
Net realized gain (loss)	(793,054)	(6,009,013)	129,480	5,981,516
Net change in unrealized appreciation (depreciation) of:
Investments	(23,155,237)	(80,849,342)	(24,703,882)	(33,801,321)
Futures contracts	(87,434)	—	—	—
Foreign currencies	(47,448)	(84,953)	(9,023)	—
Net change in unrealized appreciation (depreciation)	(23,290,119)	(80,934,295)	(24,712,905)	(33,801,321)
Net Realized and Unrealized Gain (Loss)	(24,083,173)	(86,943,308)	(24,583,425)	(27,819,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (22,367,119)	$ (86,616,386)	$ (24,167,431)	$(26,579,160)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2022

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 375	$ 1,136	$ 914	$ 558
Total Investment Income	375	1,136	914	558
EXPENSES:
Investment advisory fees (See Note 3)	37,586	131,519	151,370	55,675
Shareholder servicing fees (See Note 3)	28,189	99,501	115,734	41,756
Administration fees (See Note 3)	9,396	33,167	38,578	13,919
Accounting fees (See Note 3)	5,951	11,056	12,859	5,951
Directors’ fees and expenses	1,894	6,650	7,797	2,696
Custodian fees and expenses	2,451	8,554	10,099	3,413
Pricing fees	1,756	1,756	1,756	1,756
Professional fees	2,832	9,959	11,687	4,061
Printing fees	2,364	6,694	7,736	3,100
Other expenses	12,572	20,552	22,905	12,541
Total Expenses	104,991	329,408	380,521	144,868
Net Investment Income (Loss)	(104,616)	(328,272)	(379,607)	(144,310)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	2,631,227	9,377,993	9,368,656	2,504,126
Net change in unrealized appreciation (depreciation) of affiliated investments	(14,881,753)	(49,021,457)	(50,369,766)	(14,068,486)
Net Realized and Unrealized Gain (Loss)	(12,250,526)	(39,643,464)	(41,001,110)	(11,564,360)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (12,355,142)	$ (39,971,736)	$ (41,380,717)	$ (11,708,670)
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 469
Total Investment Income	469
EXPENSES:
Investment advisory fees (See Note 3)	32,551
Shareholder servicing fees (See Note 3)	24,413
Administration fees (See Note 3)	8,138
Accounting fees (See Note 3)	5,951
Directors’ fees and expenses	1,623
Custodian fees and expenses	2,129
Pricing fees	1,756
Professional fees	2,435
Printing fees	2,120
Other expenses	10,419
Total Expenses	91,535
Net Investment Income (Loss)	(91,066)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	992,034
Net change in unrealized appreciation (depreciation) of affiliated investments	(6,371,515)
Net Realized and Unrealized Gain (Loss)	(5,379,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,470,547)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 8,254	$ 16,716	$ (573,230)	$ 3,792,737
Net realized gain (loss)	—	2,714	(1,253,316)	(227,082)
Net change in unrealized appreciation (depreciation)	—	—	(8,453,691)	(2,512,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,254	19,430	(10,280,237)	1,052,973
Distributions from:
Distributable earnings	(5,049)	(16,716)	—	—
Total Distributions	(5,049)	(16,716)	—	—
Capital Share Transactions (1):
Shares issued	66,015,865	135,442,747	18,489,129	54,991,956
Shares issued in lieu of cash distributions	8,254	16,716	—	—
Shares redeemed	(55,868,755)	(133,727,825)	(32,756,913)	(50,938,391)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,155,364	1,731,638	(14,267,784)	4,053,565
Total Increase (Decrease)	10,158,569	1,734,352	(24,548,021)	5,106,538
Net Assets:
Beginning of period	162,201,518	160,467,166	259,984,411	254,877,873
End of period	$ 172,360,087	$ 162,201,518	$ 235,436,390	$ 259,984,411
(1) Shares Issued and Redeemed:
Shares issued	66,015,865	135,442,747	1,404,187	4,107,612
Shares issued in lieu of cash distributions	8,254	16,716	—	—
Shares redeemed	(55,868,755)	(133,727,825)	(2,515,128)	(3,805,410)
	10,155,364	1,731,638	(1,110,941)	302,202
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 5,006,464	$ 9,519,197	$ 3,425,377	$ 6,975,214
Net realized gain (loss)	(11,327,723)	1,316,279	(2,799,940)	6,519,498
Net change in unrealized appreciation (depreciation)	(44,250,139)	(14,198,475)	(16,618,504)	(5,155,856)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,571,398)	(3,362,999)	(15,993,067)	8,338,856
Capital Share Transactions (1):
Shares issued	13,376,899	63,716,703	4,495,190	15,459,601
Shares redeemed	(46,447,813)	(72,761,498)	(16,291,100)	(21,758,474)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(33,070,914)	(9,044,795)	(11,795,910)	(6,298,873)
Total Increase (Decrease)	(83,642,312)	(12,407,794)	(27,788,977)	2,039,983
Net Assets:
Beginning of period	472,066,372	484,474,166	169,431,438	167,391,455
End of period	$388,424,060	$ 472,066,372	$ 141,642,461	$169,431,438
(1) Shares Issued and Redeemed:
Shares issued	813,541	3,710,167	276,389	936,393
Shares redeemed	(2,912,150)	(4,230,720)	(1,016,549)	(1,322,604)
	(2,098,609)	(520,553)	(740,160)	(386,211)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 22,604,710	$ 41,801,770	$ (81,019)	$ (171,009)
Net realized gain (loss)	416,786,284	612,729,648	3,875,656	9,391,510
Net change in unrealized appreciation (depreciation)	(1,221,218,320)	218,125,111	(18,651,395)	3,806,283
Net Increase (Decrease) in Net Assets Resulting from Operations	(781,827,326)	872,656,529	(14,856,758)	13,026,784
Capital Share Transactions (1):
Shares issued	44,052,588	78,991,493	1,292,840	4,700,832
Shares redeemed	(176,932,133)	(350,338,635)	(6,733,198)	(9,322,437)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(132,879,545)	(271,347,142)	(5,440,358)	(4,621,605)
Total Increase (Decrease)	(914,706,871)	601,309,387	(20,297,116)	8,405,179
Net Assets:
Beginning of period	5,487,664,764	4,886,355,377	92,752,909	84,347,730
End of period	$ 4,572,957,893	$5,487,664,764	$ 72,455,793	$ 92,752,909
(1) Shares Issued and Redeemed:
Shares issued	514,199	929,618	44,152	162,133
Shares redeemed	(2,088,242)	(4,131,573)	(233,569)	(317,193)
	(1,574,043)	(3,201,955)	(189,417)	(155,060)
	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (957,353)	$ (2,594,374)	$ 67,630	$ 36,523
Net realized gain (loss)	5,734,541	59,901,290	6,024,497	8,403,431
Net change in unrealized appreciation (depreciation)	(157,015,006)	7,107,520	(22,239,130)	8,730,895
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,237,818)	64,414,436	(16,147,003)	17,170,849
Capital Share Transactions (1):
Shares issued	14,676,686	16,606,702	10,983,290	5,333,971
Shares redeemed	(29,999,591)	(58,120,448)	(12,489,572)	(12,024,711)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,322,905)	(41,513,746)	(1,506,282)	(6,690,740)
Total Increase (Decrease)	(167,560,723)	22,900,690	(17,653,285)	10,480,109
Net Assets:
Beginning of period	428,687,404	405,786,714	79,016,134	68,536,025
End of period	$ 261,126,681	$428,687,404	$ 61,362,849	$ 79,016,134
(1) Shares Issued and Redeemed:
Shares issued	238,182	213,275	334,484	159,695
Shares redeemed	(469,397)	(740,342)	(392,079)	(348,367)
	(231,215)	(527,067)	(57,595)	(188,672)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (490,953)	$ (1,619,382)	$ 1,262,021	$ 1,561,813
Net realized gain (loss)	(5,720,123)	41,852,998	9,916,783	32,298,494
Net change in unrealized appreciation (depreciation)	(100,271,216)	(48,219,459)	(35,100,404)	13,408,379
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,482,292)	(7,985,843)	(23,921,600)	47,268,686
Capital Share Transactions (1):
Shares issued	10,687,097	17,243,325	5,249,522	8,082,948
Shares redeemed	(9,143,038)	(25,806,226)	(15,023,992)	(30,566,489)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,544,059	(8,562,901)	(9,774,470)	(22,483,541)
Total Increase (Decrease)	(104,938,233)	(16,548,744)	(33,696,070)	24,785,145
Net Assets:
Beginning of period	205,479,269	222,028,013	202,596,132	177,810,987
End of period	$ 100,541,036	$ 205,479,269	$ 168,900,062	$ 202,596,132
(1) Shares Issued and Redeemed:
Shares issued	374,926	338,124	128,998	208,887
Shares redeemed	(271,553)	(500,372)	(367,715)	(794,797)
	103,373	(162,248)	(238,717)	(585,910)
	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 812,345	$ 2,311,499	$ 3,629,158	$ 6,707,780
Net realized gain (loss)	12,201,160	30,721,742	14,113,226	45,700,232
Net change in unrealized appreciation (depreciation)	(29,625,086)	8,290,741	(156,794,764)	108,515,289
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,611,581)	41,323,982	(139,052,380)	160,923,301
Capital Share Transactions (1):
Shares issued	6,617,105	9,614,251	50,358,517	38,832,262
Shares redeemed	(24,365,078)	(40,761,500)	(29,116,083)	(96,966,378)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,747,973)	(31,147,249)	21,242,434	(58,134,116)
Total Increase (Decrease)	(34,359,554)	10,176,733	(117,809,946)	102,789,185
Net Assets:
Beginning of period	189,135,580	178,958,847	698,722,095	595,932,910
End of period	$ 154,776,026	$ 189,135,580	$ 580,912,149	$ 698,722,095
(1) Shares Issued and Redeemed:
Shares issued	233,272	364,000	1,438,714	1,041,297
Shares redeemed	(880,221)	(1,529,299)	(773,707)	(2,630,019)
	(646,949)	(1,165,299)	665,007	(1,588,722)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (429,530)	$ (1,316,903)	$ 425,900	$ 542,837
Net realized gain (loss)	10,678,212	34,156,474	3,563,771	14,042,856
Net change in unrealized appreciation (depreciation)	(78,267,277)	(1,438,703)	(16,196,584)	3,104,740
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,018,595)	31,400,868	(12,206,913)	17,690,433
Capital Share Transactions (1):
Shares issued	7,334,676	11,782,143	2,041,500	5,865,740
Shares redeemed	(12,831,609)	(30,128,689)	(8,072,335)	(14,241,668)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,496,933)	(18,346,546)	(6,030,835)	(8,375,928)
Total Increase (Decrease)	(73,515,528)	13,054,322	(18,237,748)	9,314,505
Net Assets:
Beginning of period	210,046,617	196,992,295	104,076,388	94,761,883
End of period	$ 136,531,089	$ 210,046,617	$ 85,838,640	$104,076,388
(1) Shares Issued and Redeemed:
Shares issued	209,749	276,197	77,295	226,526
Shares redeemed	(347,261)	(708,179)	(304,472)	(551,073)
	(137,512)	(431,982)	(227,177)	(324,547)
	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 712,343	$ 1,262,614	$ (252,874)	$ (785,842)
Net realized gain (loss)	9,476,693	17,392,267	(995,026)	17,862,730
Net change in unrealized appreciation (depreciation)	(17,478,404)	1,914,097	(32,955,761)	(9,805,272)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,289,368)	20,568,978	(34,203,661)	7,271,616
Capital Share Transactions (1):
Shares issued	6,337,144	8,047,009	5,872,439	16,757,559
Shares redeemed	(10,317,408)	(28,155,842)	(6,578,894)	(16,259,146)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,980,264)	(20,108,833)	(706,455)	498,413
Total Increase (Decrease)	(11,269,632)	460,145	(34,910,116)	7,770,029
Net Assets:
Beginning of period	94,536,958	94,076,813	103,779,839	96,009,810
End of period	$ 83,267,326	$ 94,536,958	$ 68,869,723	$103,779,839
(1) Shares Issued and Redeemed:
Shares issued	190,865	256,449	136,445	298,608
Shares redeemed	(307,643)	(888,283)	(144,278)	(292,408)
	(116,778)	(631,834)	(7,833)	6,200

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 138,481	$ 410,699	$ (333,009)	$ (869,061)
Net realized gain (loss)	4,794,221	11,185,789	1,675,544	21,339,622
Net change in unrealized appreciation (depreciation)	(18,738,071)	8,043,754	(37,853,423)	(8,563,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,805,369)	19,640,242	(36,510,888)	11,906,610
Capital Share Transactions (1):
Shares issued	2,390,337	8,649,638	2,739,028	7,555,073
Shares redeemed	(5,911,990)	(14,151,233)	(7,383,652)	(21,846,222)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,521,653)	(5,501,595)	(4,644,624)	(14,291,149)
Total Increase (Decrease)	(17,327,022)	14,138,647	(41,155,512)	(2,384,539)
Net Assets:
Beginning of period	71,810,382	57,671,735	140,210,436	142,594,975
End of period	$ 54,483,360	$ 71,810,382	$ 99,054,924	$ 140,210,436
(1) Shares Issued and Redeemed:
Shares issued	66,989	241,807	48,244	114,121
Shares redeemed	(164,065)	(405,692)	(130,776)	(331,087)
	(97,076)	(163,885)	(82,532)	(216,966)
	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 444,848	$ 411,564	$ 227,082	$ 282,211
Net realized gain (loss)	5,952,476	47,543,690	384,612	12,592,002
Net change in unrealized appreciation (depreciation)	(40,934,412)	(1,680,539)	(24,040,979)	(2,656,160)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,537,088)	46,274,715	(23,429,285)	10,218,053
Capital Share Transactions (1):
Shares issued	2,140,355	10,348,403	6,587,210	26,580,797
Shares redeemed	(11,956,947)	(37,362,659)	(5,841,121)	(13,823,850)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,816,592)	(27,014,256)	746,089	12,756,947
Total Increase (Decrease)	(44,353,680)	19,260,459	(22,683,196)	22,975,000
Net Assets:
Beginning of period	199,172,614	179,912,155	98,827,070	75,852,070
End of period	$ 154,818,934	$ 199,172,614	$ 76,143,874	$ 98,827,070
(1) Shares Issued and Redeemed:
Shares issued	45,437	215,026	222,739	757,555
Shares redeemed	(250,982)	(777,855)	(194,242)	(406,236)
	(205,545)	(562,829)	28,497	351,319

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,716,054	$ 1,866,783	$ 326,922	$ (339,271)
Net realized gain (loss)	(793,054)	2,882,380	(6,009,013)	63,990,279
Net change in unrealized appreciation (depreciation)	(23,290,119)	6,539,323	(80,934,295)	(23,183,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,367,119)	11,288,486	(86,616,386)	40,467,612
Capital Share Transactions (1):
Shares issued	4,422,270	9,600,052	13,356,888	18,978,194
Shares redeemed	(6,138,791)	(16,026,129)	(18,271,232)	(42,714,865)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,716,521)	(6,426,077)	(4,914,344)	(23,736,671)
Total Increase (Decrease)	(24,083,640)	4,862,409	(91,530,730)	16,730,941
Net Assets:
Beginning of period	114,158,028	109,295,619	353,004,682	336,273,741
End of period	$ 90,074,388	$ 114,158,028	$ 261,473,952	$353,004,682
(1) Shares Issued and Redeemed:
Shares issued	280,410	559,616	365,649	468,705
Shares redeemed	(385,925)	(938,773)	(493,557)	(1,026,636)
	(105,515)	(379,157)	(127,908)	(557,931)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 415,994	$ 104,632	$ 1,240,645	$ 1,161,507
Net realized gain (loss)	129,480	19,486,168	5,981,516	16,592,735
Net change in unrealized appreciation (depreciation)	(24,712,905)	(26,890,936)	(33,801,321)	28,759,376
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,167,431)	(7,300,136)	(26,579,160)	46,513,618
Capital Share Transactions (1):
Shares issued	4,563,270	16,132,556	4,540,616	4,276,599
Shares redeemed	(9,701,028)	(23,530,604)	(7,730,875)	(31,792,613)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,137,758)	(7,398,048)	(3,190,259)	(27,516,014)
Total Increase (Decrease)	(29,305,189)	(14,698,184)	(29,769,419)	18,997,604
Net Assets:
Beginning of period	130,637,245	145,335,429	140,060,815	121,063,211
End of period	$ 101,332,056	$ 130,637,245	$ 110,291,396	$ 140,060,815
(1) Shares Issued and Redeemed:
Shares issued	373,041	1,095,679	136,801	132,791
Shares redeemed	(790,787)	(1,555,915)	(228,691)	(1,001,340)
	(417,746)	(460,236)	(91,890)	(868,549)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (104,616)	$ (229,248)	$ (328,272)	$ (706,097)
Net realized gain (loss)	2,631,227	8,475,044	9,377,993	20,521,343
Net change in unrealized appreciation (depreciation)	(14,881,753)	2,360,017	(49,021,457)	14,233,495
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,355,142)	10,605,813	(39,971,736)	34,048,741
Capital Share Transactions (1):
Shares issued	1,047,321	3,928,352	3,308,111	8,425,976
Shares redeemed	(4,017,718)	(13,951,031)	(11,847,659)	(23,086,058)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,970,397)	(10,022,679)	(8,539,548)	(14,660,082)
Total Increase (Decrease)	(15,325,539)	583,134	(48,511,284)	19,388,659
Net Assets:
Beginning of period	70,656,699	70,073,565	246,472,903	227,084,244
End of period	$ 55,331,160	$ 70,656,699	$ 197,961,619	$ 246,472,903
(1) Shares Issued and Redeemed:
Shares issued	41,948	151,870	126,527	319,365
Shares redeemed	(162,673)	(553,262)	(464,497)	(874,683)
	(120,725)	(401,392)	(337,970)	(555,318)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (379,607)	$ (840,649)	$ (144,310)	$ (298,717)
Net realized gain (loss)	9,368,656	25,886,652	2,504,126	7,087,205
Net change in unrealized appreciation (depreciation)	(50,369,766)	5,964,759	(14,068,486)	1,139,596
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,380,717)	31,010,762	(11,708,670)	7,928,084
Capital Share Transactions (1):
Shares issued	897,425	5,382,276	4,831,543	12,980,442
Shares redeemed	(18,169,834)	(34,241,634)	(5,718,957)	(15,618,874)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,272,409)	(28,859,358)	(887,414)	(2,638,432)
Total Increase (Decrease)	(58,653,126)	2,151,404	(12,596,084)	5,289,652
Net Assets:
Beginning of period	288,061,114	285,909,710	99,774,761	94,485,109
End of period	$ 229,407,988	$ 288,061,114	$ 87,178,677	$ 99,774,761
(1) Shares Issued and Redeemed:
Shares issued	39,969	237,623	248,528	650,921
Shares redeemed	(826,921)	(1,499,453)	(295,165)	(788,191)
	(786,952)	(1,261,830)	(46,637)	(137,270)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (91,066)	$ (199,764)
Net realized gain (loss)	992,034	3,989,908
Net change in unrealized appreciation (depreciation)	(6,371,515)	(1,118,481)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,470,547)	2,671,663
Capital Share Transactions (1):
Shares issued	1,834,931	11,180,718
Shares redeemed	(5,321,587)	(16,518,862)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,486,656)	(5,338,144)
Total Increase (Decrease)	(8,957,203)	(2,666,481)
Net Assets:
Beginning of period	59,187,807	61,854,288
End of period	$ 50,230,604	$ 59,187,807
(1) Shares Issued and Redeemed:
Shares issued	110,761	657,075
Shares redeemed	(323,230)	(972,219)
	(212,469)	(315,144)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	— (a)	— (a)	— (a)	0.02	0.01	— (a)
Total from investment operations	—	—	—	0.02	0.01	—
Less distributions:
Net investment income	— (a)	— (a)	— (a)	(0.02)	(0.01)	— (a)
Total distributions	—	—	—	(0.02)	(0.01)	—
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	0.01% #	0.01%	0.24%	1.61%	0.55%	0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 172,360	$ 162,202	$ 160,467	$ 112,938	$ 110,933	$ 91,567
Ratio of net expenses to average net assets[3]	0.37% *	0.03%	0.28%	0.59%	1.26%	0.85%
Ratio of total expenses to average net assets[4]	0.64% *	0.57%	0.58%	0.59%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	0.01% *	0.01%	0.21%	1.60%	0.55%	0.01%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.38	$ 13.33	$ 12.86	$ 12.26	$ 12.09	$ 11.89
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.20	0.24	0.37	0.32	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.50)	(0.15)	0.23	0.23	(0.15)	(0.04)
Total from investment operations	(0.53)	0.05	0.47	0.60	0.17	0.20
Net asset value, end of period	$ 12.85	$ 13.38	$ 13.33	$ 12.86	$ 12.26	$ 12.09
Total return[2]	(3.96%) #	0.38%	3.65%	4.89%	1.41%	1.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 235,436	$ 259,984	$ 254,878	$ 244,998	$ 233,216	$ 229,184
Ratio of total expenses to average net assets	0.69% *	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	(0.46%) *	1.46%	1.86%	2.92%	2.61%	1.98%
Portfolio turnover rate	25% #	73%	99%	54%	79%	97%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 17.24	$ 17.36	$ 16.01	$ 14.66	$ 14.68	$ 14.03
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.34	0.35	0.45	0.41	0.36
Net realized and unrealized gain (loss) on investment transactions	(2.07)	(0.46)	1.00	0.90	(0.43)	0.29
Total from investment operations	(1.88)	(0.12)	1.35	1.35	(0.02)	0.65
Net asset value, end of period	$ 15.36	$ 17.24	$ 17.36	$ 16.01	$ 14.66	$ 14.68
Total return[2]	(10.90%) #	(0.69%)	8.43%	9.21%	(0.14%)	4.63%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 388,424	$ 472,066	$ 484,474	$ 433,734	$ 409,027	$ 485,598
Ratio of total expenses to average net assets	0.67% *	0.66%	0.67%	0.67%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.35% *	2.00%	2.11%	2.92%	2.81%	2.48%
Portfolio turnover rate	21% #	59%	75%	47%	59%	72%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 16.84	$ 16.02	$ 14.90	$ 12.88	$ 13.18	$ 12.29
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.68	0.71	0.68	0.66	0.69
Net realized and unrealized gain (loss) on investment transactions	(1.99)	0.14	0.41	1.34	(0.96)	0.20
Total from investment operations	(1.64)	0.82	1.12	2.02	(0.30)	0.89
Net asset value, end of period	$ 15.20	$ 16.84	$ 16.02	$ 14.90	$ 12.88	$ 13.18
Total return[2]	(9.74%) #	5.12%	7.52%	15.68%	(2.35%)	7.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 141,642	$ 169,431	$ 167,391	$ 159,896	$ 150,324	$ 171,467
Ratio of total expenses to average net assets	0.72% *	0.71%	0.72%	0.71%	0.77%	0.86%
Ratio of net investment income (loss) to average net assets	4.37% *	4.15%	4.73%	4.83%	5.02%	5.39%
Portfolio turnover rate	58% #	94%	128%	133%	115%	78%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 91.22	$ 77.12	$ 65.45	$ 52.56	$ 52.31	$ 45.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.38	0.68	0.72	0.84	1.22	0.53
Net realized and unrealized gain (loss) on investment transactions	(13.54)	13.42	10.95	12.05	(0.97)	6.34
Total from investment operations	(13.16)	14.10	11.67	12.89	0.25	6.87
Net asset value, end of period	$ 78.06	$ 91.22	$ 77.12	$ 65.45	$ 52.56	$ 52.31
Total return[2]	(14.42%) #	18.29%	17.83%	24.53%	0.48%	15.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 4,572,958	$ 5,487,665	$ 4,886,355	$ 4,418,265	$ 3,698,250	$ 3,898,297
Ratio of total expenses to average net assets	0.87% *	0.87%	0.88%	0.88%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.90% *	0.80%	1.07%	1.40%	2.28%	1.07%
Portfolio turnover rate	40% #	51%	88%	45%	69%	61%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 31.57	$ 27.27	$ 23.76	$ 19.53	$ 20.12	$ 17.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.18)	4.36	3.56	4.27	(0.55)	2.56
Total from investment operations	(5.21)	4.30	3.51	4.23	(0.59)	2.52
Net asset value, end of period	$ 26.36	$ 31.57	$ 27.27	$ 23.76	$ 19.53	$ 20.12
Total return[2]	(16.50%) #	15.77%	14.77%	21.66%	(2.93%)	14.32%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 72,456	$ 92,753	$ 84,348	$ 81,070	$ 74,832	$ 84,403
Ratio of total expenses to average net assets[3]	0.20% *	0.19%	0.20%	0.20%	0.20%	0.19%
Ratio of net investment income (loss) to average net assets	(0.20%) *	(0.19%)	(0.20%)	(0.20%)	(0.19%)	(0.19%)
Portfolio turnover rate	3% #	11%	15%	6%	8%	9%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 83.11	$ 71.38	$ 52.10	$ 39.95	$ 40.48	$ 30.40
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.19)	(0.48)	(0.29)	(0.08)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(29.92)	12.21	19.57	12.23	(0.51)	10.11
Total from investment operations	(30.11)	11.73	19.28	12.15	(0.53)	10.08
Net asset value, end of period	$ 53.00	$ 83.11	$ 71.38	$ 52.10	$ 39.95	$ 40.48
Total return[2]	(36.23%) #	16.44%	37.01%	30.41%	(1.31%)	33.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 261,127	$ 428,687	$ 405,787	$ 331,420	$ 282,675	$ 307,131
Ratio of total expenses to average net assets	0.96% *	0.93%	0.95%	0.95%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	(0.58%) *	(0.61%)	(0.50%)	(0.18%)	(0.05%)	(0.08%)
Portfolio turnover rate	18% #	24%	35%	26%	42%	52%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 38.46	$ 30.56	$ 25.02	$ 17.90	$ 17.78	$ 13.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.02	0.05	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	(7.76)	7.88	5.49	7.04	0.04	3.84
Total from investment operations	(7.73)	7.90	5.54	7.12	0.12	3.91
Net asset value, end of period	$ 30.73	$ 38.46	$ 30.56	$ 25.02	$ 17.90	$ 17.78
Total return[2]	(20.10%) #	25.85%	22.14%	39.78%	0.68%	28.19%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 61,363	$ 79,016	$ 68,536	$ 63,219	$ 53,444	$ 58,389
Ratio of total expenses to average net assets	0.86% *	0.85%	0.88%	0.88%	0.87%	0.89%
Ratio of net investment income (loss) to average net assets	0.19% *	0.05%	0.19%	0.35%	0.40%	0.43%
Portfolio turnover rate	19% #	16%	34%	24%	25%	28%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 48.08	$ 50.05	$ 28.52	$ 22.41	$ 21.67	$ 16.32
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.37)	(0.22)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(24.99)	(1.60)	21.75	6.18	0.76	5.38
Total from investment operations	(25.11)	(1.97)	21.53	6.11	0.74	5.35
Net asset value, end of period	$ 22.97	$ 48.08	$ 50.05	$ 28.52	$ 22.41	$ 21.67
Total return[2]	(52.23%) #	(3.94%)	75.49%	27.27%	3.42%	32.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 100,541	$ 205,479	$ 222,028	$ 135,930	$ 118,365	$ 124,493
Ratio of total expenses to average net assets	0.88% *	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	(0.71%) *	(0.72%)	(0.60%)	(0.26%)	(0.09%)	(0.18%)
Portfolio turnover rate	29% #	68%	74%	74%	72%	64%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 42.38	$ 33.14	$ 32.39	$ 26.22	$ 28.41	$ 24.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.31	0.35	0.31	0.35	0.41
Net realized and unrealized gain (loss) on investment transactions	(5.20)	8.93	0.40	5.86	(2.54)	3.21
Total from investment operations	(5.19)	9.24	0.75	6.17	(2.19)	3.62
Net asset value, end of period	$ 37.19	$ 42.38	$ 33.14	$ 32.39	$ 26.22	$ 28.41
Total return[2]	(12.25%) #	27.88%	2.32%	23.53%	(7.71%)	14.60%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 168,900	$ 202,596	$ 177,811	$ 196,108	$ 179,441	$ 201,219
Ratio of total expenses to average net assets	0.91% *	0.91%	0.92%	0.91%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.33% *	0.80%	1.20%	1.05%	1.22%	1.57%
Portfolio turnover rate	32% #	49%	56%	62%	108%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 28.85	$ 23.18	$ 22.58	$ 17.41	$ 18.64	$ 16.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.32	0.31	0.30	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	(2.78)	5.35	0.29	4.87	(1.49)	2.21
Total from investment operations	(2.65)	5.67	0.60	5.17	(1.23)	2.46
Net asset value, end of period	$ 26.20	$ 28.85	$ 23.18	$ 22.58	$ 17.41	$ 18.64
Total return[2]	(9.19%) #	24.46%	2.66%	29.70%	(6.60%)	15.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 154,776	$ 189,136	$ 178,959	$ 192,959	$ 176,072	$ 216,214
Ratio of total expenses to average net assets	0.91% *	0.92%	0.91%	0.91%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.90% *	1.22%	1.52%	1.48%	1.39%	1.44%
Portfolio turnover rate	26% #	57%	80%	65%	76%	106%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 41.45	$ 32.31	$ 27.30	$ 20.83	$ 21.87	$ 18.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.38	0.39	0.40	0.35	0.33
Net realized and unrealized gain (loss) on investment transactions	(8.52)	8.76	4.62	6.07	(1.39)	3.54
Total from investment operations	(8.30)	9.14	5.01	6.47	(1.04)	3.87
Net asset value, end of period	$ 33.15	$ 41.45	$ 32.31	$ 27.30	$ 20.83	$ 21.87
Total return[2]	(20.03%) #	28.29%	18.35%	31.06%	(4.76%)	21.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 580,912	$ 698,722	$ 595,933	$ 494,540	$ 416,864	$ 485,750
Ratio of total expenses to average net assets	0.35% *	0.34%	0.36%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.17% *	1.03%	1.44%	1.63%	1.56%	1.64%
Portfolio turnover rate	4% #	3%	19%	3%	3%	2%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 45.74	$ 39.21	$ 26.23	$ 19.01	$ 18.96	$ 14.92
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	(0.28)	(0.11)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(14.99)	6.81	13.09	7.29	0.11	4.07
Total from investment operations	(15.09)	6.53	12.98	7.22	0.05	4.04
Net asset value, end of period	$ 30.65	$ 45.74	$ 39.21	$ 26.23	$ 19.01	$ 18.96
Total return[2]	(32.99%) #	16.66%	49.48%	37.98%	0.26%	27.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 136,531	$ 210,047	$ 196,992	$ 148,766	$ 112,502	$ 121,288
Ratio of total expenses to average net assets	0.96% *	0.98%	0.95%	0.96%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.53%) *	(0.64%)	(0.38%)	(0.32%)	(0.28%)	(0.20%)
Portfolio turnover rate	18% #	25%	26%	22%	42%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 27.67	$ 23.20	$ 26.45	$ 22.60	$ 26.65	$ 22.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.14	0.23	0.29	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	(3.50)	4.33	(3.48)	3.56	(4.28)	3.76
Total from investment operations	(3.38)	4.47	(3.25)	3.85	(4.05)	3.96
Net asset value, end of period	$ 24.29	$ 27.67	$ 23.20	$ 26.45	$ 22.60	$ 26.65
Total return[2]	(12.22%) #	19.27%	(12.29%)	17.04%	(15.20%)	17.45%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 85,839	$ 104,076	$ 94,762	$ 116,799	$ 141,771	$ 180,696
Ratio of total expenses to average net assets	0.83% *	0.82%	0.82%	0.80%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets	0.88% *	0.54%	1.13%	1.14%	0.85%	0.83%
Portfolio turnover rate	21% #	59%	122% (a)	14%	33%	31%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 33.70	$ 27.37	$ 26.94	$ 20.92	$ 24.06	$ 21.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.39	0.35	0.35	0.28	0.33
Net realized and unrealized gain (loss) on investment transactions	(2.98)	5.94	0.08	5.67	(3.42)	2.16
Total from investment operations	(2.72)	6.33	0.43	6.02	(3.14)	2.49
Net asset value, end of period	$ 30.98	$ 33.70	$ 27.37	$ 26.94	$ 20.92	$ 24.06
Total return[2]	(8.07%) #	23.13%	1.60%	28.78%	(13.05%)	11.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 83,267	$ 94,537	$ 94,077	$ 99,799	$ 79,292	$ 99,011
Ratio of total expenses to average net assets	1.02% *	1.00%	1.04%	1.05%	1.06%	1.02%
Ratio of net investment income (loss) to average net assets	1.56% *	1.25%	1.46%	1.44%	1.16%	1.48%
Portfolio turnover rate	42% #	51%	75%	50%	60%	45%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 56.43	$ 52.38	$ 34.39	$ 24.93	$ 26.38	$ 20.68
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.14)	(0.43)	(0.25)	(0.18)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(18.68)	4.48	18.24	9.64	(1.35)	5.81
Total from investment operations	(18.82)	4.05	17.99	9.46	(1.45)	5.70
Net asset value, end of period	$ 37.61	$ 56.43	$ 52.38	$ 34.39	$ 24.93	$ 26.38
Total return[2]	(33.35%) #	7.73%	52.31%	37.95%	(5.50%)	27.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 68,870	$ 103,780	$ 96,010	$ 70,961	$ 59,882	$ 64,783
Ratio of net expenses to average net assets[3]	1.05% *	1.02%	1.05%	1.04%	1.03%	1.05%
Ratio of total expenses to average net assets[4]	1.05% *	1.02%	1.05%	1.04%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	(0.64%) *	(0.77%)	(0.65%)	(0.59%)	(0.35%)	(0.47%)
Portfolio turnover rate	44% #	65%	97%	70%	83%	68%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 39.02	$ 28.78	$ 28.37	$ 23.67	$ 27.90	$ 24.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.22	0.18	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investment transactions	(7.84)	10.02	0.23	4.52	(4.33)	3.18
Total from investment operations	(7.76)	10.24	0.41	4.70	(4.23)	3.21
Net asset value, end of period	$ 31.26	$ 39.02	$ 28.78	$ 28.37	$ 23.67	$ 27.90
Total return[2]	(19.89%) #	35.58%	1.45%	19.86%	(15.16%)	13.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 54,483	$ 71,810	$ 57,672	$ 85,324	$ 80,919	$ 85,323
Ratio of total expenses to average net assets	1.16% *	1.15%	1.17%	1.12%	1.10%	1.18%
Ratio of net investment income (loss) to average net assets	0.44% *	0.61%	0.77%	0.66%	0.36%	0.11%
Portfolio turnover rate	23% #	53%	55%	32%	47%	37%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 68.11	$ 62.66	$ 47.45	$ 37.00	$ 38.80	$ 31.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.16)	(0.41)	(0.28)	(0.18)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	(17.82)	5.86	15.49	10.63	(1.65)	7.88
Total from investment operations	(17.98)	5.45	15.21	10.45	(1.80)	7.72
Net asset value, end of period	$ 50.13	$ 68.11	$ 62.66	$ 47.45	$ 37.00	$ 38.80
Total return[2]	(26.40%) #	8.70%	32.06%	28.24%	(4.64%)	24.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 99,055	$ 140,210	$ 142,595	$ 118,244	$ 93,243	$ 102,380
Ratio of total expenses to average net assets	1.02% *	0.99%	1.01%	1.02%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.58%) *	(0.61%)	(0.60%)	(0.40%)	(0.36%)	(0.46%)
Portfolio turnover rate	7% #	19%	28%	21%	22%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 50.97	$ 40.24	$ 39.32	$ 31.96	$ 37.11	$ 33.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.10	0.19	0.24	0.17	0.18
Net realized and unrealized gain (loss) on investment transactions	(9.27)	10.63	0.73	7.12	(5.32)	3.87
Total from investment operations	(9.15)	10.73	0.92	7.36	(5.15)	4.05
Net asset value, end of period	$ 41.82	$ 50.97	$ 40.24	$ 39.32	$ 31.96	$ 37.11
Total return[2]	(17.95%) #	26.67%	2.34%	23.03%	(13.88%)	12.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 154,819	$ 199,173	$ 179,912	$ 205,049	$ 211,285	$ 262,728
Ratio of total expenses to average net assets	1.00% *	0.98%	1.02%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.49% *	0.21%	0.58%	0.65%	0.46%	0.56%
Portfolio turnover rate	34% #	67%	84%	54%	55%	59%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 34.42	$ 30.10	$ 25.22	$ 20.26	$ 22.86	$ 20.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.10	0.10	0.13	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	(8.24)	4.22	4.78	4.83	(2.74)	2.64
Total from investment operations	(8.16)	4.32	4.88	4.96	(2.60)	2.77
Net asset value, end of period	$ 26.26	$ 34.42	$ 30.10	$ 25.22	$ 20.26	$ 22.86
Total return[2]	(23.71%) #	14.35%	19.35%	24.48%	(11.37%)	13.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 76,144	$ 98,827	$ 75,852	$ 69,993	$ 70,724	$ 81,638
Ratio of net expenses to average net assets[3]	0.71% *	0.70%	0.74%	0.72%	0.65%	0.65%
Ratio of total expenses to average net assets[4]	0.71% *	0.70%	0.75%	0.72%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.53% *	0.30%	0.43%	0.55%	0.59%	0.62%
Portfolio turnover rate	14% #	31%	27%	16%	14%	13%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 17.62	$ 15.94	$ 14.79	$ 12.22	$ 14.22	$ 11.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.28	0.19	0.33	0.31	0.27
Net realized and unrealized gain (loss) on investment transactions	(3.76)	1.40	0.96	2.24	(2.31)	2.53
Total from investment operations	(3.49)	1.68	1.15	2.57	(2.00)	2.80
Net asset value, end of period	$ 14.13	$ 17.62	$ 15.94	$ 14.79	$ 12.22	$ 14.22
Total return[2]	(19.81%) #	10.54%	7.78%	21.03%	(14.07%)	24.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 90,074	$ 114,158	$ 109,296	$ 111,067	$ 98,471	$ 116,930
Ratio of total expenses to average net assets	0.89% *	0.85%	0.89%	0.82%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets	3.37% *	1.66%	1.39%	2.41%	2.24%	2.05%
Portfolio turnover rate	2% #	3%	5%	6%	3%	4%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 43.79	$ 39.02	$ 33.95	$ 26.51	$ 30.26	$ 22.98
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	(0.04)	(0.05)	0.20	0.19	0.15
Net realized and unrealized gain (loss) on investment transactions	(10.87)	4.81	5.12	7.24	(3.94)	7.13
Total from investment operations	(10.83)	4.77	5.07	7.44	(3.75)	7.28
Net asset value, end of period	$ 32.96	$ 43.79	$ 39.02	$ 33.95	$ 26.51	$ 30.26
Total return[2]	(24.73%) #	12.23%	14.93%	28.07%	(12.39%)	31.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 261,474	$ 353,005	$ 336,274	$ 325,965	$ 296,892	$ 375,821
Ratio of total expenses to average net assets	1.06% *	1.03%	1.06%	1.08%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	0.22% *	(0.10%)	(0.14%)	0.66%	(0.66%)	0.56%
Portfolio turnover rate	29% #	76%	75%	50%	50%	32%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 14.08	$ 14.93	$ 13.52	$ 11.39	$ 13.80	$ 10.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.01	(0.02)	0.14	0.09	0.03
Net realized and unrealized gain (loss) on investment transactions	(2.69)	(0.86)	1.43	1.99	(2.50)	3.55
Total from investment operations	(2.64)	(0.85)	1.41	2.13	(2.41)	3.58
Net asset value, end of period	$ 11.44	$ 14.08	$ 14.93	$ 13.52	$ 11.39	$ 13.80
Total return[2]	(18.75%) #	(5.69%)	10.43%	18.70%	(17.46%)	35.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 101,332	$ 130,637	$ 145,335	$ 147,412	$ 146,973	$ 184,357
Ratio of total expenses to average net assets	1.31% *	1.25%	1.32%	1.34%	1.32%	1.51%
Ratio of net investment income (loss) to average net assets	0.72% *	0.07%	(0.19%)	1.11%	0.73%	0.25%
Portfolio turnover rate	30% #	68%	121% (a)	35%	45%	41%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 37.63	$ 26.37	$ 27.25	$ 20.57	$ 21.47	$ 19.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.28	0.39	0.41	0.43	0.39
Net realized and unrealized gain (loss) on investment transactions	(7.59)	10.98	(1.27)	6.27	(1.33)	1.09
Total from investment operations	(7.25)	11.26	(0.88)	6.68	(0.90)	1.48
Net asset value, end of period	$ 30.38	$ 37.63	$ 26.37	$ 27.25	$ 20.57	$ 21.47
Total return[2]	(19.27%) #	42.70%	(3.23%)	32.47%	(4.19%)	7.40%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 110,291	$ 140,061	$ 121,063	$ 133,068	$ 114,366	$ 137,842
Ratio of total expenses to average net assets	0.96% *	0.95%	0.97%	0.96%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	2.01% *	0.89%	1.59%	1.64%	2.05%	1.86%
Portfolio turnover rate	14% #	34%	64%	74%	66%	75%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 27.23	$ 23.39	$ 21.41	$ 17.37	$ 19.20	$ 15.99
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.08)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(4.83)	3.92	2.05	4.10	(1.77)	3.26
Total from investment operations	(4.87)	3.84	1.98	4.04	(1.83)	3.21
Net asset value, end of period	$ 22.36	$ 27.23	$ 23.39	$ 21.41	$ 17.37	$ 19.20
Total return[2]	(17.89%) #	16.42%	9.25%	23.26%	(9.53%)	20.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 55,331	$ 70,657	$ 70,074	$ 72,017	$ 64,604	$ 75,079
Ratio of total expenses to average net assets[3]	0.34% *	0.33%	0.33%	0.33%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.33%) *	(0.33%)	(0.33%)	(0.33%)	(0.32%)	(0.31%)
Portfolio turnover rate	9% #	18%	17%	14%	19%	20%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 27.84	$ 24.14	$ 22.06	$ 18.12	$ 19.66	$ 16.72
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.08)	(0.06)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(4.55)	3.78	2.14	4.00	(1.48)	2.99
Total from investment operations	(4.59)	3.70	2.08	3.94	(1.54)	2.94
Net asset value, end of period	$ 23.25	$ 27.84	$ 24.14	$ 22.06	$ 18.12	$ 19.66
Total return[2]	(16.49%) #	15.33%	9.43%	21.75%	(7.83%)	17.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 197,962	$ 246,473	$ 227,084	$ 232,308	$ 217,918	$ 266,699
Ratio of total expenses to average net assets[3]	0.30% *	0.29%	0.30%	0.30%	0.30%	0.29%
Ratio of net investment income (loss) to average net assets	(0.30%) *	(0.29%)	(0.30%)	(0.29%)	(0.29%)	(0.29%)
Portfolio turnover rate	9% #	12%	17%	12%	14%	16%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 23.89	$ 21.46	$ 19.55	$ 16.48	$ 17.51	$ 15.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.07)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(3.51)	2.50	1.97	3.12	(0.98)	2.20
Total from investment operations	(3.54)	2.43	1.91	3.07	(1.03)	2.15
Net asset value, end of period	$ 20.35	$ 23.89	$ 21.46	$ 19.55	$ 16.48	$ 17.51
Total return[2]	(14.82%) #	11.32%	9.77%	18.63%	(5.88%)	14.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 229,408	$ 288,061	$ 285,910	$ 298,115	$ 291,618	$ 342,656
Ratio of total expenses to average net assets[3]	0.30% *	0.29%	0.30%	0.30%	0.29%	0.29%
Ratio of net investment income (loss) to average net assets	(0.30%) *	(0.29%)	(0.30%)	(0.30%)	(0.29%)	(0.29%)
Portfolio turnover rate	6% #	12%	17%	9%	14%	12%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 20.62	$ 18.99	$ 17.58	$ 15.31	$ 15.86	$ 14.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(2.39)	1.69	1.46	2.32	(0.50)	1.49
Total from investment operations	(2.42)	1.63	1.41	2.27	(0.55)	1.44
Net asset value, end of period	$ 18.20	$ 20.62	$ 18.99	$ 17.58	$ 15.31	$ 15.86
Total return[2]	(11.74%) #	8.58%	8.02%	14.83%	(3.47%)	9.99%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 87,179	$ 99,775	$ 94,485	$ 93,947	$ 88,927	$ 98,414
Ratio of total expenses to average net assets[3]	0.31% *	0.31%	0.32%	0.32%	0.31%	0.30%
Ratio of net investment income (loss) to average net assets	(0.31%) *	(0.31%)	(0.31%)	(0.31%)	(0.30%)	(0.30%)
Portfolio turnover rate	11% #	20%	23%	13%	17%	15%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/22 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 17.35	$ 16.60	$ 15.51	$ 13.99	$ 14.18	$ 13.33
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(1.61)	0.81	1.14	1.57	(0.15)	0.89
Total from investment operations	(1.64)	0.75	1.09	1.52	(0.19)	0.85
Net asset value, end of period	$ 15.71	$ 17.35	$ 16.60	$ 15.51	$ 13.99	$ 14.18
Total return[2]	(9.45%) #	4.52%	7.03%	10.87%	(1.34%)	6.38%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 50,231	$ 59,188	$ 61,854	$ 59,832	$ 57,092	$ 58,659
Ratio of total expenses to average net assets[3]	0.34% *	0.33%	0.33%	0.34%	0.33%	0.32%
Ratio of net investment income (loss) to average net assets	(0.34%) *	(0.33%)	(0.33%)	(0.31%)	(0.31%)	(0.31%)
Portfolio turnover rate	7% #	23%	30%	18%	23%	23%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these valuation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
To assess the continuing appropriateness of third-party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Price challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.
Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Level 3 items at June 30, 2022 consist of $55,523,988 and $1,906,307 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Private Investments Issued by Special Purpose Acquisition Companies — Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). Certain Funds may acquire equity

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

securitites of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPE are valued based upon valuations of the underlying SPACs.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on debt and fixed income securities are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs. Other expenses attributable to the Funds are allocated in accordance with methodologies, which are reviewed with the Board of Directors no less than annually.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2021 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2021, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At June 30, 2022, the International Equity Fund had accrued capital gains taxes of $104,886 which is reflected in the Statement of Assets and Liabilities. For the six months ended June 30, 2022, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $59,031 and $278,015, respectively, which is reflected in the Net realized gain (loss) on Investments line item in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Delaware Investments Fund Advisers	0.70%
Mid Cap Value Fund	Janus Henderson Investors US LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Henderson Investors US LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
Fund	Expense Limitation
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.
As of June 30, 2022, the Money Market Fund waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by PMAM and Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:
	December 31, 2023	December 31, 2024	December 31, 2025	Total
Money Market Fund	$ 108,890	$ 338,808	$ 51,456	$ 499,154
As of June 30, 2022, the Money Market Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
	December 31, 2023	December 31, 2024	December 31, 2025	Total
Money Market Fund	$233,553	$551,705	$ 170,455	$ 955,713
During the six months ended June 30, 2022, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Money Market Fund	$ 60,644
Total fees of $295,554 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2022. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.
4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2022 are as follows:

Money Market Fund	$ 3,137,977
Limited Maturity Bond Fund	75,883,057
Quality Bond Fund	61,724,671
Large Growth Stock Fund	8,041,349
Large Core Growth Fund	12,190,541
Index 500 Fund	10,903,322
SMID Cap Growth Fund	3,553,793
SMID Cap Value Fund	4,685,224
Small Cap Index Fund	3,735,414
Developed International Index Fund	3,653,290
International Equity Fund	5,851,416

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2022 were as follows:

SMID Cap Growth Fund	$ 2,067
Small Cap Value Fund	7,101
Cross trades for the six months ended June 30, 2022, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the six months ended June 30, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Gain (Loss)
Large Cap Growth Fund	$ 45,123	$—	$—
A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the six months ended June 30, 2022 as follows:
Balanced Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.5%
Penn Series Index 500 Fund*	$55,850,210	$ 2,122,169	$ 3,943,932	$ 3,053,271	$(13,934,423)	$ 43,147,295	1,301,578	$—
Affiliated Fixed Income Funds — 40.4%
Penn Series Quality Bond Fund*	36,822,571	429,927	4,106,567	822,385	(4,716,972)	29,251,344	1,904,384	—
	$ 92,672,781	$2,552,096	$8,050,499	$3,875,656	$ (18,651,395)	$72,398,639		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 61.6%
Penn Series Flexibly Managed Fund*	$ 4,165,160	$ 54,206	$ 331,183	$ 165,953	$ (748,954)	$ 3,305,182	42,342	$—
Penn Series Index 500 Fund*	10,460,839	2,660,832	584,544	189,476	(2,254,560)	10,472,043	315,899	—
Penn Series Large Cap Growth Fund*	2,110,377	93,699	1,215,744	568,094	(1,000,179)	556,247	18,101	—
Penn Series Large Cap Value Fund*	5,642,609	72,274	700,513	246,583	(883,644)	4,377,309	117,701	—
Penn Series Large Core Value Fund*	5,639,110	72,037	1,945,883	724,319	(1,184,856)	3,304,727	126,135	—
Penn Series Large Growth Stock Fund*	688,346	158,617	38,207	21,431	(284,257)	545,930	10,301	—
Penn Series Mid Cap Growth Fund*	1,406,625	243,134	76,413	48,436	(528,759)	1,093,023	35,661	—
Penn Series Mid Cap Value Fund*	1,414,876	18,068	181,237	(5,417)	(154,656)	1,091,634	44,942	—
Penn Series Mid Core Value Fund*	3,545,116	45,172	621,212	173,441	(424,434)	2,718,083	87,737	—
Penn Series Real Estate Securities Fund*	2,159,022	92,410	142,351	53,413	(457,826)	1,704,668	56,111	—
Penn Series Small Cap Growth Fund*	1,405,228	153,574	76,413	25,098	(400,898)	1,106,589	22,074	—
Penn Series Small Cap Index Fund*	2,114,988	131,031	114,620	(24,004)	(475,003)	1,632,392	62,163	—
Penn Series SMID Cap Growth Fund*	1,399,268	267,027	76,413	42,515	(527,520)	1,104,877	29,377	—
Penn Series SMID Cap Value Fund*	1,406,866	45,975	110,456	34,578	(303,555)	1,073,408	34,338	—
Affiliated Fixed Income Funds — 7.9%
Penn Series High Yield Bond Fund*	2,077,891	27,102	287,390	56,186	(247,471)	1,626,318	106,994	—
Penn Series Limited Maturity Bond Fund*	3,447,096	45,172	595,755	40,317	(170,883)	2,765,947	215,249	—
Affiliated International Equity Funds — 29.9%
Penn Series Developed International Index Fund*	8,430,576	271,057	531,787	152,945	(1,798,414)	6,524,377	461,739	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Penn Series Emerging Markets Equity Fund*	$ 4,168,887	$ 313,591	$ 408,253	$ (39,828)	$ (765,857)	$ 3,268,540	288,231	$—
Penn Series International Equity Fund*	8,497,242	814,640	458,480	157,691	(2,270,027)	6,741,066	204,523	—
	$ 70,180,122	$ 5,579,618	$8,496,854	$2,631,227	$(14,881,753)	$ 55,012,360		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.7%
Penn Series Flexibly Managed Fund*	$ 14,587,377	$ 160,129	$ 852,333	$ 433,522	$ (2,490,736)	$ 11,837,959	151,652	$—
Penn Series Index 500 Fund*	31,749,501	9,623,409	1,497,938	673,344	(6,989,091)	33,559,225	1,012,345	—
Penn Series Large Cap Growth Fund*	7,390,520	371,897	4,246,118	2,036,794	(3,560,747)	1,992,346	64,834	—
Penn Series Large Cap Value Fund*	19,760,562	233,014	2,057,431	920,040	(3,178,682)	15,677,503	421,551	—
Penn Series Large Core Value Fund*	19,748,491	213,226	6,489,959	2,503,905	(4,139,372)	11,836,291	451,767	—
Penn Series Large Growth Stock Fund*	2,410,629	582,282	111,272	62,349	(988,607)	1,955,381	36,894	—
Penn Series Mid Cap Growth Fund*	4,925,785	904,176	222,543	138,932	(1,831,373)	3,914,977	127,732	—
Penn Series Mid Cap Value Fund*	2,477,391	26,688	265,491	10,791	(294,490)	1,954,889	80,481	—
Penn Series Mid Core Value Fund*	12,414,906	133,441	1,919,652	631,045	(1,524,884)	9,734,856	314,230	—
Penn Series Real Estate Securities Fund*	7,560,457	342,751	375,344	143,737	(1,565,652)	6,105,949	200,986	—
Penn Series Small Cap Growth Fund*	2,460,462	294,409	111,272	44,610	(706,415)	1,981,794	39,533	—
Penn Series Small Cap Index Fund*	9,875,121	711,212	445,086	121,444	(2,467,188)	7,795,503	296,858	—
Penn Series SMID Cap Growth Fund*	2,450,063	493,308	111,272	63,920	(917,288)	1,978,731	52,612	—
Penn Series SMID Cap Value Fund*	4,926,657	174,690	303,917	68,399	(1,021,448)	3,844,381	122,981	—
Affiliated Fixed Income Funds — 18.0%
Penn Series High Yield Bond Fund*	7,277,548	80,065	856,494	269,636	(946,005)	5,824,750	383,207	—
Penn Series Limited Maturity Bond Fund*	24,146,584	266,882	3,680,098	257,149	(1,177,335)	19,813,182	1,541,882	—
Penn Series Quality Bond Fund*	12,078,290	133,441	878,912	102,182	(1,396,726)	10,038,275	653,534	—
Affiliated International Equity Funds — 23.9%
Penn Series Developed International Index Fund*	22,143,448	843,218	1,098,264	327,436	(4,690,463)	17,525,375	1,240,295	—
Penn Series Emerging Markets Equity Fund*	12,167,611	987,281	1,031,741	152,610	(2,520,396)	9,755,365	860,262	—
Penn Series International Equity Fund*	24,797,590	2,633,994	1,112,716	416,148	(6,614,559)	20,120,457	610,451	—
	$245,348,993	$19,209,513	$27,667,853	$ 9,377,993	$(49,021,457)	$197,247,189		$—
*	Non-income producing security.
Moderate Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.7%
Penn Series Flexibly Managed Fund*	$ 17,135,094	$ 102,993	$ 1,168,918	$ 792,690	$ (3,178,488)	$ 13,683,371	175,293	$—
Penn Series Index 500 Fund*	34,426,314	6,471,128	2,192,431	740,991	(7,500,292)	31,945,710	963,671	—
Penn Series Large Cap Growth Fund*	5,787,708	265,226	2,577,173	1,244,470	(2,417,297)	2,302,934	74,941	—
Penn Series Large Cap Value Fund*	14,507,719	152,302	1,707,870	499,705	(2,125,662)	11,326,194	304,549	—
Penn Series Large Core Value Fund*	14,498,853	38,949	4,244,419	1,583,807	(2,756,066)	9,121,124	348,135	—
Penn Series Large Growth Stock Fund*	2,831,694	686,625	181,018	100,846	(1,177,931)	2,260,216	42,646	—
Penn Series Mid Cap Growth Fund*	5,786,485	1,069,323	362,037	221,510	(2,189,993)	4,525,288	147,644	—
Penn Series Mid Core Value Fund*	14,583,756	38,949	2,349,413	705,505	(1,726,090)	11,252,707	363,225	—
Penn Series Real Estate Securities Fund*	5,921,055	255,912	372,361	182,740	(1,282,180)	4,705,166	154,877	—
Penn Series Small Cap Index Fund*	8,700,554	645,594	543,055	145,434	(2,190,351)	6,758,176	257,356	—
Penn Series SMID Cap Growth Fund*	2,878,159	583,803	181,018	90,980	(1,084,703)	2,287,221	60,814	—
Penn Series SMID Cap Value Fund*	2,893,667	98,817	218,300	67,459	(619,716)	2,221,927	71,079	—
Affiliated Fixed Income Funds — 38.1%
Penn Series High Yield Bond Fund*	11,398,091	31,159	1,404,588	548,829	(1,596,718)	8,976,773	590,577	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Penn Series Limited Maturity Bond Fund*	$ 39,708,871	$ 787,469	$ 4,589,316	$ 303,567	$ (1,858,920)	$ 34,351,671	2,673,282	$—
Penn Series Quality Bond Fund*	56,750,229	151,057	6,893,422	1,129,537	(7,047,154)	44,090,247	2,870,459	—
Affiliated International Equity Funds — 16.9%
Penn Series Developed International Index Fund*	14,450,945	519,039	905,091	365,448	(3,176,133)	11,254,208	796,476	—
Penn Series Emerging Markets Equity Fund*	14,292,746	1,091,763	1,352,939	109,570	(2,865,083)	11,276,057	994,361	—
Penn Series International Equity Fund*	20,390,937	2,197,555	1,267,127	535,568	(5,576,989)	16,279,944	493,931	—
	$286,942,877	$15,187,663	$32,510,496	$9,368,656	$(50,369,766)	$228,618,934		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.6%
Penn Series Flexibly Managed Fund*	$ 7,906,973	$ 585,265	$ 445,821	$ 234,656	$ (1,381,790)	$ 6,899,283	88,384	$—
Penn Series Index 500 Fund*	5,957,187	2,509,916	345,878	97,014	(1,315,328)	6,902,911	208,233	—
Penn Series Large Cap Growth Fund*	2,002,998	212,675	925,672	408,285	(827,443)	870,843	28,338	—
Penn Series Large Cap Value Fund*	5,020,806	339,325	479,784	163,015	(760,401)	4,282,961	115,164	—
Penn Series Large Core Value Fund*	5,017,732	239,956	1,372,233	445,925	(882,252)	3,449,128	131,646	—
Penn Series Mid Core Value Fund*	3,028,250	144,573	389,790	113,643	(343,580)	2,553,096	82,411	—
Penn Series Real Estate Securities Fund*	2,049,087	236,363	111,455	43,754	(438,496)	1,779,253	58,567	—
Penn Series Small Cap Index Fund*	1,003,663	148,997	55,728	(11,223)	(233,889)	851,820	32,438	—
Penn Series SMID Cap Value Fund*	1,001,429	94,912	55,728	16,378	(216,826)	840,165	26,877	—
Affiliated Fixed Income Funds — 56.9%
Penn Series High Yield Bond Fund*	4,930,926	240,955	455,430	150,495	(623,409)	4,243,537	279,180	—
Penn Series Limited Maturity Bond Fund*	22,577,566	2,291,522	2,300,323	162,417	(1,078,773)	21,652,409	1,685,012	—
Penn Series Quality Bond Fund*	28,479,024	1,365,801	3,141,072	523,875	(3,532,222)	23,695,406	1,542,670	—
Affiliated International Equity Funds — 9.9%
Penn Series Developed International Index Fund*	3,000,693	324,670	167,183	51,565	(656,199)	2,553,546	180,718	—
Penn Series Emerging Markets Equity Fund*	1,978,565	274,112	155,448	(2,475)	(389,083)	1,705,671	150,412	—
Penn Series International Equity Fund*	5,040,580	917,475	278,638	106,802	(1,388,795)	4,397,424	133,417	—
	$98,995,479	$ 9,926,517	$10,680,183	$2,504,126	$(14,068,486)	$ 86,677,453		$—
*	Non-income producing security.
Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.5%
Penn Series Flexibly Managed Fund*	$ 4,670,678	$ 335,771	$ 428,658	$ 158,949	$ (819,205)	$ 3,917,535	50,186	$—
Penn Series Index 500 Fund*	2,346,382	294,931	214,329	62,947	(530,011)	1,959,920	59,123	—
Penn Series Large Cap Value Fund*	1,186,693	68,577	146,356	42,650	(178,903)	972,661	26,154	—
Penn Series Large Core Value Fund*	1,778,879	95,935	257,789	70,763	(218,925)	1,468,863	56,063	—
Penn Series Mid Core Value Fund*	1,193,024	39,041	179,485	49,862	(136,145)	966,297	31,191	—
Penn Series Real Estate Securities Fund*	605,498	67,176	53,582	19,045	(132,839)	505,298	16,633	—
Affiliated Fixed Income Funds — 75.8%
Penn Series High Yield Bond Fund*	2,912,574	91,141	321,701	57,502	(330,340)	2,409,176	158,498	—
Penn Series Limited Maturity Bond Fund*	19,131,755	1,771,198	2,435,093	173,191	(938,489)	17,702,562	1,377,631	—
Penn Series Quality Bond Fund*	22,619,234	927,414	3,258,737	324,128	(2,672,872)	17,939,167	1,167,915	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/22	Number of Shares	Dividend Income
Affiliated International Equity Funds — 2.9%
Penn Series Developed International Index Fund*	$ 1,181,954	$ 124,085	$ 107,164	$ 18,147	$ (250,508)	$ 966,514	68,402	$—
Penn Series International Equity Fund*	595,678	105,812	53,582	14,850	(163,278)	499,480	15,154	—
	$58,222,349	$3,921,081	$7,456,476	$992,034	$ (6,371,515)	$49,307,473		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the six months ended June 30, 2022, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 207,725	$ 6,770,191	$ 61,277,106	$ 66,580,375
Quality Bond Fund	23,571,341	38,328,840	65,840,628	79,443,065
High Yield Bond Fund	—	—	85,951,285	87,246,764
Flexibly Managed Fund	434,254,110	46,106,730	1,802,579,913	1,881,980,350
Balanced Fund	—	—	2,552,096	8,050,499
Large Growth Stock Fund	—	—	59,460,336	76,648,898
Large Cap Growth Fund	—	—	13,234,039	15,789,661
Large Core Growth Fund	—	—	41,922,795	40,757,174
Large Cap Value Fund	—	—	59,568,125	69,815,549
Large Core Value Fund	—	—	46,443,456	63,512,221
Index 500 Fund	—	—	38,751,442	22,202,294
Mid Cap Growth Fund	—	—	29,395,954	35,629,559
Mid Cap Value Fund	—	—	20,312,455	25,866,276
Mid Core Value Fund	—	—	37,529,371	40,411,197
SMID Cap Growth Fund	—	—	35,646,610	36,331,422
SMID Cap Value Fund	—	—	14,985,620	18,368,531
Small Cap Growth Fund	—	—	8,077,812	10,307,832
Small Cap Value Fund	—	—	60,623,649	69,939,046
Small Cap Index Fund	—	—	13,044,281	11,621,111
Developed International Index Fund	—	—	2,491,354	1,654,106
International Equity Fund	—	—	84,700,985	90,120,067
Emerging Markets Equity Fund	—	—	34,070,180	35,980,793
Real Estate Securities Fund	—	—	17,896,039	23,787,964
Aggressive Allocation Fund	—	—	5,579,621	8,496,856
Moderately Aggressive Allocation Fund	—	—	19,209,511	27,667,852
Moderate Allocation Fund	—	—	15,187,664	32,510,499
Moderately Conservative Allocation Fund	—	—	9,926,518	10,680,183
Conservative Allocation Fund	—	—	3,921,083	7,456,478
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

December 31, 2021, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.
Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2021, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$ (3,660,374)	$ 3,660,374
Quality Bond Fund	(10,989,802)	10,989,802
High Yield Bond Fund	(6,975,215)	6,975,215
Flexibly Managed Fund	(649,518,380)	649,518,380
Balanced Fund	(9,137,298)	9,137,298
Large Growth Stock Fund	(57,314,055)	57,314,055
Large Cap Growth Fund	(8,412,195)	8,412,195
Large Core Growth Fund	(40,421,913)	40,421,913
Large Cap Value Fund	(28,100,414)	28,100,414
Large Core Value Fund	(32,219,479)	32,219,479
Index 500 Fund	(51,688,064)	51,688,064
Mid Cap Growth Fund	(33,041,972)	33,041,972
Mid Cap Value Fund	(542,837)	542,837
Mid Core Value Fund	(18,445,883)	18,445,883
SMID Cap Growth Fund	(17,020,708)	17,020,708
SMID Cap Value Fund	(2,864,642)	2,864,642
Small Cap Growth Fund	(20,549,656)	20,549,656
Small Cap Value Fund	(44,935,608)	44,935,608
Small Cap Index Fund	(12,768,316)	12,768,316
Developed International Index Fund	(5,103,888)	5,103,888
International Equity Fund	(63,412,357)	63,412,357
Emerging Markets Equity Fund	(18,911,074)	18,911,074

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Real Estate Securities Fund	$ (14,029,621)	$ 14,029,621
Aggressive Allocation Fund	(8,200,854)	8,200,854
Moderately Aggressive Allocation Fund	(19,725,435)	19,725,435
Moderate Allocation Fund	(24,964,151)	24,964,151
Moderately Conservative Allocation Fund	(6,770,428)	6,770,428
Conservative Allocation Fund	(3,784,297)	3,784,297
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2021 and 2020 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2021	2020	2021	2020	2021	2020
Money Market Fund	$ 21,353	$ 280,484	$ —	$ —	$ 21,353	$ 280,484
Limited Maturity Bond Fund	3,660,375	7,034,384	—	1,567,406	3,660,375	8,601,790
Quality Bond Fund	10,408,652	18,022,139	581,151	6,844,266	10,989,803	24,866,405
High Yield Bond Fund	6,975,214	7,123,023	—	—	6,975,214	7,123,023
Flexibly Managed Fund	195,736,954	170,953,177	453,781,423	441,249,176	649,518,377	612,202,353
Balanced Fund	1,241,162	1,750,694	12,884,778	17,384,260	14,125,940	19,134,954
Large Growth Stock Fund	5,933,272	4,837,204	51,380,783	28,538,979	57,314,055	33,376,183
Large Cap Growth Fund	872,268	127,140	7,539,927	8,408,992	8,412,195	8,536,132
Large Core Growth Fund	4,420,923	19,399,794	36,000,990	25,553,387	40,421,913	44,953,181
Large Cap Value Fund	7,212,972	1,996,799	20,887,442	—	28,100,414	1,996,799
Large Core Value Fund	11,009,430	2,825,057	21,210,050	1,542,840	32,219,480	4,367,897
Index 500 Fund	7,510,040	7,995,616	44,177,839	66,750,489	51,687,879	74,746,105
Mid Cap Growth Fund	—	—	33,041,972	23,161,228	33,041,972	23,161,228
Mid Cap Value Fund	542,837	1,005,956	—	—	542,837	1,005,956
Mid Core Value Fund	6,948,194	986,874	11,497,689	562,228	18,445,883	1,549,102
SMID Cap Growth Fund	2,306,213	8,305,898	14,714,496	9,833,197	17,020,709	18,139,095
SMID Cap Value Fund	2,864,643	455,151	—	—	2,864,643	455,151

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2021	2020	2021	2020	2021	2020
Small Cap Growth Fund	$ 3,001,820	$ —	$ 17,548,296	$ 7,325,859	$ 20,550,116	$ 7,325,859
Small Cap Value Fund	20,918,874	938,778	24,016,729	—	44,935,603	938,778
Small Cap Index Fund	1,856,813	1,170,684	10,911,503	7,302,631	12,768,316	8,473,315
Developed International Index Fund	2,667,317	1,986,014	2,436,570	1,907,408	5,103,887	3,893,422
International Equity Fund	5,989,745	2,186,488	57,422,610	23,387,435	63,412,355	25,573,923
Emerging Markets Equity Fund	5,615,466	1,149,422	13,295,608	—	18,911,074	1,149,422
Real Estate Securities Fund	1,161,507	1,834,015	12,868,114	—	14,029,621	1,834,015
Aggressive Allocation Fund	1,681,712	839,709	14,115,541	7,600,653	15,797,253	8,440,362
Moderately Aggressive Allocation Fund	6,036,323	3,243,583	39,308,858	25,962,614	45,345,181	29,206,197
Moderate Allocation Fund	6,688,233	5,393,187	43,116,939	35,292,752	49,805,172	40,685,939
Moderately Conservative Allocation Fund	2,238,079	2,151,240	11,019,657	8,796,197	13,257,736	10,947,437
Conservative Allocation Fund	1,173,776	1,699,850	5,120,919	4,372,679	6,294,695	6,072,529
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2021, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	$ —	$ (137,497)
High Yield Bond Fund	—	(46,730)
Mid Cap Value Fund	—	(6,458,222)

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

During the year ended December 31, 2021, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$ 80
High Yield Bond Fund	6,521,494
Large Cap Value Fund	4,960,377
Mid Cap Value Fund	13,954,491
SMID Cap Value Fund	8,005,009
Small Cap Value Fund	2,134,627
Real Estate Securities Fund	3,595,565
Tax cost of securities:
At June 30, 2022, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2022 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 172,352,745	$ —	$ —	$ —
Limited Maturity Bond Fund	246,826,545	455,353	(11,916,381)	(11,461,028)
Quality Bond Fund	426,789,513	257,391	(37,784,532)	(37,527,141)
High Yield Bond Fund	152,866,018	17,500	(12,557,491)	(12,539,991)
Flexibly Managed Fund	4,770,285,745	172,355,529	(370,703,973)	(198,348,444)
Balanced Fund	54,422,301	18,832,974	(521,206)	18,311,768
Large Growth Stock Fund	219,862,812	76,289,187	(40,120,068)	36,169,119
Large Cap Growth Fund	49,441,940	14,310,855	(2,469,476)	11,841,379
Large Core Growth Fund	170,213,133	261,473	(74,239,642)	(73,978,169)
Large Cap Value Fund	164,793,472	16,676,764	(9,421,222)	7,255,542
Large Core Value Fund	152,057,998	14,858,965	(11,092,234)	3,766,731
Index 500 Fund	333,935,852	263,743,784	(18,878,616)	244,865,168
Mid Cap Growth Fund	120,285,678	33,683,910	(18,965,287)	14,718,623
Mid Cap Value Fund	80,021,085	12,867,661	(6,654,475)	6,213,186
Mid Core Value Fund	87,793,375	3,516,329	(7,793,309)	(4,276,980)
SMID Cap Growth Fund	83,376,943	1,841,821	(16,618,742)	(14,776,921)
SMID Cap Value Fund	58,118,264	4,381,042	(7,627,833)	(3,246,791)
Small Cap Growth Fund	79,463,087	29,315,928	(9,940,129)	19,375,799
Small Cap Value Fund	164,318,351	10,586,241	(20,537,850)	(9,951,609)
Small Cap Index Fund	81,718,080	11,177,239	(17,925,099)	(6,747,860)
Developed International Index Fund	75,265,996	24,971,689	(11,399,102)	13,572,587
International Equity Fund	287,948,747	6,646,966	(32,937,979)	(26,291,013)
Emerging Markets Equity Fund	116,345,217	3,685,978	(17,668,232)	(13,982,254)
Real Estate Securities Fund	103,023,097	11,916,160	(4,218,133)	7,698,027
Aggressive Allocation Fund	51,061,578	5,282,288	(950,005)	4,332,283
Moderately Aggressive Allocation Fund	174,124,036	26,958,887	(2,825,677)	24,133,210
Moderate Allocation Fund	203,123,749	28,867,679	(2,359,884)	26,507,795
Moderately Conservative Allocation Fund	82,874,636	5,470,165	(990,510)	4,479,655
Conservative Allocation Fund	49,893,137	1,458,475	(1,144,388)	314,087
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2022. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at June 30, 2022 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of June 30, 2022 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2022:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2022:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ —	$ —	$ —	$ (238,641)
Quality Bond Fund	—	—	—	—	—	(1,035,430)
Flexibly Managed Fund	—	—	—	(4,332,683)	—	—
Index 500 Fund	10,763	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(232,300)	—	—
Mid Core Value Fund	—	18,042	—	—	(5,597)	—
Small Cap Index Fund	—	—	—	(49,214)	—	—
Developed International Index Fund	—	—	—	(35,320)	—	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2022:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Bank of America	ISDA	$ —	$ (13,104)	$ (13,104)	$—	$ (13,104)
Citigroup	ISDA	—	(1,748,267)	(1,748,267)	—	(1,748,267)
Credit Suisse	ISDA	—	(69,733)	(69,733)	—	(69,733)
Goldman Sachs	ISDA	—	(597,288)	(597,288)	—	(597,288)
JP Morgan	ISDA	—	(625,385)	(625,385)	—	(625,385)
Susquehanna Financial Group, Lllp	ISDA	—	(960,613)	(960,613)	—	(960,613)
WellsFargo	ISDA	—	(318,293)	(318,293)	—	(318,293)
Total		$ —	$(4,332,683)	$(4,332,683)	$—	$(4,332,683)
Mid Cap Growth Fund
Morgan Stanley	ISDA	—	(232,300)	(232,300)	—	(232,300)
Total		$ —	$ (232,300)	$ (232,300)	$—	$ (232,300)
Mid Core Value Fund
Bank of America	Fx Letter	7,549	(227)	7,322	—	7,322
JP Morgan	Fx Letter	10,493	—	10,493	—	10,493
UBS Securities	Fx Letter	—	(5,370)	(5,370)	—	(5,370)
Total		$18,042	$ (5,597)	$ 12,445	$—	$ 12,445
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2022:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (1,194,331)
Quality Bond Fund	—	—	(8,237,279)
Flexibly Managed Fund	11,666,455	—	—
Large Cap Growth Fund	—	(41)	—
Index 500 Fund	(1,428,589)	—	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Mid Cap Growth Fund	$ (649,894)	$ —	$ —
Mid Core Value Fund	—	461,540	—
Small Cap Index Fund	(216,704)	—	—
Developed International Index Fund	(556,514)	1,536	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (255,660)
Quality Bond Fund	—	—	(1,279,525)
Flexibly Managed Fund	67,163,500	—	—
Index 500 Fund	(76,101)	—	—
Mid Cap Growth Fund	105,205	—	—
Mid Core Value Fund	—	81,119	—
Small Cap Index Fund	(72,666)	—	—
Developed International Index Fund	(87,434)	—	—
The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2022. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 43,010,099	$ —	$ —	$ —
Quality Bond Fund	—	159,142,272	(4,881,250)	—	—
Flexibly Managed Fund	—	—	—	—	(30,347,634)
Index 500 Fund	—	7,164,808	—	—	—
Mid Cap Growth Fund	—	—	—	6,476	(166,927)
Mid Core Value Fund	(5,752,265)	—	—	—	—
Small Cap Index Fund	—	1,123,920	—	—	—
Developed International Index Fund	—	3,360,403	—	—	—
The Large Cap Growth Fund had derivative activity during the period but did not have open positions at any quarter-end.
8 — Credit and Market Risk
Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Funds and negatively impact Fund performance.
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended,

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2022 (Unaudited)

and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The High Yield Bond, Flexibly Managed, Large Core Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of June 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.
June 30, 2022 (Unaudited)

Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2022 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.
June 30, 2022

Board Approval of Investment Advisory and Sub-Advisory Agreements
The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Funds”). The Directly Managed Funds consist of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds consist of the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.
PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”, and together with PMAM, the “Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds subject to the oversight of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which quantitatively and qualitatively evaluates, among other factors, each Sub-Adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM oversees and monitors each Sub-Adviser’s investment activities with respect to each Fund it manages to seek to ensure compliance with the Fund’s investment policies and guidelines, adherence to its investment style, and consistent investment performance.
Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
AllianceBernstein L.P.	Large Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Delaware Investments Fund Advisers	Mid Cap Growth Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Janus Henderson Investors US LLC	Mid Cap Value Fund
Janus Henderson Investors US LLC	Small Cap Growth Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Investment Management, Inc.
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	Emerging Markets Equity Fund
Vontobel Asset Management, Inc.	International Equity Fund
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that each Fund’s initial Advisory Agreement and Sub-Advisory Agreement, as well as the continuation thereof, be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Advisers are required to furnish, such information as may be reasonably necessary for the Board to evaluate the terms of the Agreements. Due to the ongoing coronavirus pandemic, the Funds and the Advisers continue to rely on exemptive relief granted by the Securities and Exchange Commission (Investment Company Release Nos. 33824 and 33897) that provides relief

Penn Series Funds, Inc.
June 30, 2022

Board Approval of Investment Advisory and Sub-Advisory Agreements
from the in-person voting requirement applicable to the approval of advisory agreements. The Board considered and approved the Agreements at a meeting of the Board held via video conference on May 19, 2022.
Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
The Board held a special meeting on May 12, 2022 (the “Pre-15(c) Meeting”) and a meeting on May 19, 2022 (the “May Meeting” and together with the Pre-15(c) Meeting, the “Meetings”) to consider the approval of each Agreement with respect to each Fund. In preparation for the Pre-15(c) Meeting, the Board provided PMAM with a written request for information relating to both PMAM and each Sub-Adviser and received and reviewed, in advance of the Pre-15(c) Meeting, extensive written materials in response to that request. Those materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer funds, as identified by an independent third party (“Peer Funds”), (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by each Fund’s Peer Funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser. In addition to the information provided by the Advisers, the Board also considered the detailed Fund information the Board receives and reviews during the course of the year, including Fund-specific performance and fees and expenses information. The Board also received and reviewed a memorandum from legal counsel discussing the responsibilities of the Independent Directors in connection with their consideration of the continuation of the Agreements. In the course of their deliberations, the Independent Directors met both with senior representatives of PMAM and in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. At the May Meeting, following its deliberations, the Board, including all of the Independent Directors, unanimously determined: (a) that the terms of each Agreement are fair and reasonable; (b) that each Adviser’s fees are reasonable in light of the services that it provides to the Fund(s) it manages, as well as the costs incurred and benefits realized by the Adviser and its affiliates in providing such services; (c) that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to Peer Funds; and (d) to approve each Agreement based upon the considerations, among others, described below.
Board Considerations
With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds and accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of its Peer Funds. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.
During the Meetings, representatives from PMAM commented on the information delivered to the Board and answered questions from the Directors to help the Board evaluate each Adviser’s fees and other aspects of the services provided, including the services provided by PMAM’s affiliates and the fees related to such services. The Board then deliberated on the continuation of the Agreements in light of all of the information provided.
Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable in light of the services that it provides to the Fund(s) it manages, as well as the costs incurred and benefits realized by the

Penn Series Funds, Inc.
June 30, 2022

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to Peer Funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s: business; personnel; experience; investment decision processes; past performance; brokerage practices; compliance infrastructure and program, including preparedness to comply with new regulatory initiatives and rules; and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Advisers for the past year and the scope of services to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same nature and quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent for the Funds’ operations, the competitive landscape of the investment company business, and investor needs. In its consideration of this factor, the Board evaluated each Adviser’s past, present and anticipated ability to continue to consistently provide services during the COVID-19 pandemic. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.
Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. PMAM engaged an independent third party to prepare a report (the “Comparative Report”) to help the Board evaluate, among other information, each Fund’s performance and the performance of its Peer Funds. Specifically, the Board considered each Fund’s recent and long-term performance relative to its Peer Funds. In evaluating performance, the Board considered the market conditions of the past year, economic and market trends, as well as both market risk and shareholder risk expectations for a given Fund. The Board also considered each Fund’s performance in relation to its total expense ratio and those of its Peer Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds, both actual performance and comparable performance, supported renewal of the Agreements.
Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. The Board considered, in particular, the peer expense information included in the Comparative Report. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules across both the Advisory and Sub-Advisory Agreements; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the Peer Funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ ongoing agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported the renewal of the Agreements.
Profitability and Other Benefits. With regard to profitability, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with and considered information pertaining to the profitability of the various administrative and servicing arrangements between the Funds and PMAM and its affiliates. The Board also considered the methodology, which was unchanged from that used in the prior year, used to determine the profitability of PMAM and its affiliates and the Peer Fund expense information included in the Comparative Report, which included servicing-related expenses. The Board noted that while such information may not constitute a perfect comparison due to differences in the types and extent of the services provided to the Peer Funds, the information nonetheless provided a useful data point. When considering the profitability of each Sub-Adviser, the Board took into account the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to the Sub-Advisers and their affiliates because of their relationship with the Funds, the Board noted that certain of the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability

Penn Series Funds, Inc.
June 30, 2022

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.
Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Adviser. The Board, in particular, considered instances in which PMAM’s and a Sub-Adviser’s breakpoints are not aligned. The Board also considered instances in which a Fund’s total expense ratio was near the top of the range of its Peer Funds’ total expense ratios. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by the Advisers.
* * *
On the basis of the information provided to it in advance of the Meetings and its evaluation of that information, as well as additional information provided by PMAM in response to the Board’s questions during the Meetings, the Board, including the Independent Directors, concluded that the terms of each Agreement were fair and reasonable, and that approval of each Agreement was in the best interests of each Fund and its shareholders.

About The Penn Mutual Life Insurance Company
Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.
Visit Penn Mutual at www.pennmutual.com.

THE PENN MUTUAL
LIFE INSURANCE COMPANY
© 2022 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com
PM8934	06/22

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date	September 6, 2022

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date	September 6, 2022

*	Print the name and title of each signing officer under his or her signature.